UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23511

Name of Fund:	BlackRock ETF Trust II
BlackRock AAA CLO ETF
BlackRock Flexible Income ETF
BlackRock Floating Rate Loan ETF
BlackRock High Yield Muni Income Bond ETF
BlackRock Intermediate Muni Income Bond ETF
BlackRock Short-Term California Muni Bond ETF
BlackRock Total Return ETF

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock ETF Trust II, 50
Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 07/31/2024

Date of reporting period: 01/31/2024

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

JANUARY 31, 2024

2024 Semi-Annual Report (Unaudited)

BlackRock ETF Trust II

• BlackRock AAA CLO ETF | CLOA | NASDAQ

• BlackRock Flexible Income ETF | BINC | NYSE Arca

• BlackRock Floating Rate Loan ETF | BRLN | Cboe BZX

• BlackRock High Yield Muni Income Bond ETF | HYMU | Cboe BZX

• BlackRock Intermediate Muni Income Bond ETF | INMU | NYSE Arca

• BlackRock Short-Term California Muni Bond ETF | CALY | NASDAQ

• BlackRock Total Return ETF | BRTR | NASDAQ

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The combination of continued economic growth and cooling inflation provided a supportive backdrop for investors during the 12-month reporting period ended January 31, 2024. Significantly tighter monetary policy helped to rein in inflation, and the Consumer Price Index decelerated substantially in the first half of the period before stalling between 3% and 4% in the second half. A moderating labor market helped ease inflationary pressure, although wages continued to grow. Wage and job growth powered robust consumer spending, backstopping the economy. On October 7, 2023, Hamas launched a horrific attack on Israel. The ensuing war will have a significant humanitarian impact and could lead to heightened economic and market volatility. We see geopolitics as a structural market risk going forward. See our geopolitical risk dashboard at blackrock.com for more details.

Equity returns were robust during the period, as interest rates stabilized and the economy proved to be more resilient than many investors expected. The U.S. economy continued to show strength, and growth further accelerated in the second half of 2023. Large-capitalization U.S. stocks posted particularly substantial gains, supported by the performance of a few notable technology companies, while small-capitalization U.S. stocks advanced at a significantly slower pace. Meanwhile, international developed market equities also gained, while emerging market stocks declined overall.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. However, shorter-duration U.S. Treasuries gained, as higher yields boosted returns. The corporate bond market benefited from improving economic sentiment, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), attempting to manage persistent inflation, raised interest rates four times during the 12-month period, but paused its tightening in the second half of the period. The Fed also wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has stopped tightening for now, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period despite the market’s hopes for interest rate cuts, as reflected in the recent rally. In this new regime, we anticipate greater volatility and dispersion of returns, creating more opportunities for selective portfolio management.

Looking at developed market stocks, we have an overweight stance on U.S. stocks overall, particularly given the promise of emerging AI technologies. We are also overweight Japanese stocks as shareholder-friendly policies generate increased investor interest, although we maintain an underweight stance on European stocks. In credit, there are selective opportunities in the near term despite tighter credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of January 31, 2024
	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	6.43%	20.82%

U.S. small cap equities (Russell 2000® Index)	(2.02)	2.40

International equities (MSCI Europe, Australasia, Far East Index)	3.15	10.01

Emerging market equities (MSCI Emerging Markets Index)	(6.00)	(2.94)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.73	5.13

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	1.74	(0.38)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	3.15	2.10

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	2.70	2.90

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	6.18	9.28

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of January 31, 2024	BlackRock AAA CLO ETF

Investment Objective

The BlackRock AAA CLO ETF (the “Fund”) seeks to provide capital preservation and current income by investing principally in a portfolio composed of U.S. dollar-denominated AAA-rated collateralized loan obligations (“CLOs”).

Performance

		Average Annual Total Returns		Cumulative Total Returns
	6-Month Total Returns	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	4.60%	8.06%	8.98%	8.06%	9.55%
Fund Market	4.33	7.92	9.11	7.92	9.68
JP Morgan CLOIE AAA Index(a)	4.11	8.11	8.73	8.11	9.24

The inception date of the Fund was January 10, 2023. The first day of secondary market trading was January 12, 2023.

(a)

The J.P. Morgan Collateralized Loan Obligation Index (CLOIE) is a total return benchmark for broadly-syndicated arbitrage US CLO debt. The J.P. Morgan CLOIE AAA Index is a sub-index of the J.P. Morgan CLOIE Index that incorporates both AAAs and Junior AAAs.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (08/01/23)	Ending Account Value (01/31/24)	Expenses Paid During the Period	(a)	Beginning Account Value (08/01/23)	Ending Account Value (01/31/24)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,046.00	$ 1.08		$ 1,000.00	$ 1,024.10	$ 1.07		0.21%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

Portfolio Management Commentary

For much of the period, the expectation that the U.S. Federal Reserve would keep short-term interest rates “higher-for-longer” benefited floating rate assets such as collateralized loan obligations (“CLOs”). While loan downgrades continued to outpace loan upgrades, underlying default rates for CLOs were relatively subdued and demand remained strong for high quality, investment grade issues. Given their floating rate feature and the rise seen in reference rates entering the period, CLO performance benefited from higher all-in yields. Price appreciation due to spread compression also supported returns for the asset class, especially in November and December when risk assets broadly rallied.

The Fund outperformed its benchmark, the JP Morgan CLOIE AAA Index. The Fund was active in purchasing CLOs with managers that have a demonstrated track record in managing credit through multiple economic cycles. This approach supported the Fund’s performance as issues with top-tier managers are generally more liquid due to their higher quality. In this vein, the Fund purchased AAA-rated CLOs at a discount which experienced significant price strength as investor demand for high quality profiles at the top of the capital stack remained strong. Additionally, the Fund began to buy bonds in the AA and A ratings categories which became undervalued as they initially lagged the rally. This also proved additive to performance as these issues subsequently joined the price rally.

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Fund Summary as of January 31, 2024 (continued)	BlackRock AAA CLO ETF

Portfolio Information

MATURITY ALLOCATION

Maturity	Percent of Total Investments	(a)
5-10 Years	28.4%
10-15 Years	71.6

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
AIMCO CLO 11 Ltd., 6.71%, 10/17/34	3.5%
Apidos CLO XXXVII, 6.71%, 10/22/34	2.2
OCP CLO Ltd., 6.67%, 07/20/32	2.2
522 Funding CLO Ltd., 6.64%, 04/15/35	2.2
Pikes Peak CLO 6, 6.80%, 05/18/34	2.1
Palmer Square CLO Ltd., Series 2021 4A, Class A, 6.75%, 10/15/34	1.9
Regatta VI Funding Ltd., 7.28%, 04/20/34	1.9
Diameter Capital CLO 1 Ltd., 6.82%, 07/15/36	1.9
Symphony CLO XXVIII Ltd., 6.72%, 10/23/34	1.9
Clover CLO LLC, 6.68%, 04/22/34	1.9

(a)	Excludes money market funds.

F U N D S U M M A R Y	5

Fund Summary as of January 31, 2024	BlackRock Flexible Income ETF

Investment Objective

The BlackRock Flexible Income ETF (the “Fund”) seeks to maximize long-term income by primarily investing in debt and income-producing securities with a secondary objective of capital appreciation.

Performance

		Cumulative Total Returns
	6-Month Total Returns	Since Inception
Fund NAV	5.70%	7.97%
Fund Market	5.66	8.42
Bloomberg US Universal Index(a)	3.41	3.89

The inception date of the Fund was May 19, 2023. The first day of secondary market trading was May 23, 2023.

(a)

An index that measures the performance of U.S. dollar-denominated taxable bonds that are rated either investment-grade or high yield. The index includes U.S. Treasury bonds, investment-grade and high yield U.S. corporate bonds, mortgage-backed securities, and Eurodollar bonds.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (08/01/23)	Ending Account Value (01/31/24)	Expenses Paid During the Period	(a)	Beginning Account Value (08/01/23)	Ending Account Value (01/31/24)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,057.00	$ 1.96		$ 1,000.00	$ 1,023.20	$ 1.93		0.38%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

Portfolio Management Commentary

Credit-based fixed-income assets delivered positive returns in the six-month period, reflecting anticipation of a soft landing for the economy and a moving forward of expectations for when the U.S. Federal Reserve (“Fed”) would begin to cut short term interest rates.

Positive contributors to the Fund’s performance included positioning in securitized assets, non-U.S. corporate bonds, and U.S. high yield corporate bonds. The Fund’s stance with respect to overall portfolio duration and positioning along the yield curve also contributed to performance.

The Fund was opportunistic within the U.S. high yield market while remaining cautious with respect to credits farther down the capital stack. Yields for higher quality bonds within the segment have remained attractive despite tighter spreads while valuations appeared stretched within the lower quality CCC ratings category. The Fund also favored non-U.S. corporate bonds to gain diversification and incremental yield when hedged back to the U.S. dollar. Within securitized assets, the Fund favored collateralized loan obligations while positioning tactically within commercial mortgage-backed securities and asset-backed securities. Within these sectors, the Fund was focused on high-quality segments with favorable risk/reward profiles. The Fund trimmed its allocation to emerging markets based on less compelling valuations, heightened macro uncertainty, and adverse technical factors which impacted the supply and demand backdrop. With the Fed taking a March rate cut off the table at its late January meeting, the Fund had a cautious stance with respect to duration and corresponding interest rate sensitivity entering the second half of its fiscal year, while favoring the belly of the curve which appeared to have the most potential to rally.

6	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of January 31, 2024 (continued)	BlackRock Flexible Income ETF

Portfolio Information

PORTFOLIO COMPOSITION

Investment Type	Percent of Total Investments (a)
Corporate Bonds & Notes	58.3%
Asset-Backed Securities	13.7
Collaterized Mortgage Obligations	9.1
U.S. Government & Agency Obligations	8.6
Foreign Government Obligations	4.9
Convertible Bonds	0.7
TBA Sales Commitments	(2.4)
Investment Companies	7.1

CREDIT QUALITY ALLOCATION

Credit Rating*	Percent of Total Investments	(a)
AAA/Aaa	21.3%
AA/Aa	3.8
A	9.0
BBB/Baa	15.6
BB/Ba	23.9
B	13.7
CCC	0.5
N/R	12.2

*

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

F U N D S U M M A R Y	7

Fund Summary as of January 31, 2024	BlackRock Floating Rate Loan ETF

Investment Objective

The BlackRock Floating Rate Loan ETF (the “Fund”) primarily seeks to provide high current income and secondarily seeks to provide long-term capital appreciation.

Performance

		Average Annual Total Returns		Cumulative Total Returns
	6-Month Total Returns	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	5.35%	10.34%	11.44%	10.34%	15.49%
Fund Market	5.21	11.15	12.09	11.15	16.38
Morningstar LSTA Leveraged Loan Index(a)	5.78	11.12	12.14	11.12	16.36

The inception date of the Fund was October 4, 2022. The first day of secondary market trading was October 6, 2022.

(a)

Morningstar LSTA Leveraged Loan Index (formerly S&P®/LSTA Leveraged Loan Index), an unmanaged market value-weighted index designed to measure the performance of the U.S. leveraged loan market based upon spreads, interest payments and market weightings subject to a single loan facility weight cap of 2%.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (08/01/23)	Ending Account Value (01/31/24)	Expenses Paid During the Period	(a)	Beginning Account Value (08/01/23)	Ending Account Value (01/31/24)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,053.50	$ 2.89		$ 1,000.00	$ 1,022.30	$ 2.85		0.56%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

Portfolio Management Commentary

The U.S. Federal Reserve (“Fed”) held short-term interest rates steady during the period, leaving the target range for the benchmark fed funds rate at 5.25%-5.50%. The loan market posted a strong positive return for the six months, with much of the gain experienced in November and December when a “soft landing” narrative took hold and risk assets broadly rallied on hopes the economy would avoid recession.

The Fund modestly underperformed its benchmark for the six months. Positive contributors to relative performance included strong issuer selection within and a slight overweight to loans in the CCC ratings category. In sector terms, contributions were highlighted by allocations to food & beverage, aerospace & defense, and leisure. Out of benchmark exposure to liquid, indexed high yield corporate bond vehicles also proved additive as credit sentiment strengthened and investors began to anticipate Fed rate cuts in 2024. On the downside, underweight exposure to lower quality loans in the B2 and B3 ratings categories detracted from relative return.

Portfolio Information

CREDIT QUALITY ALLOCATION

Credit Rating*	Percent of Total Investments	(a)
BBB/Baa	6.9%
BB/Ba	20.2
B	62.8
CCC	5.9
N/R	4.2

MATURITY ALLOCATION

Maturity	Percent of Total Investments	(a)
0-1 Year	0.8%
1-5 Years	65.7
5-10 Years	33.5

*

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

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Fund Summary as of January 31, 2024	BlackRock High Yield Muni Income Bond ETF

Investment Objective

The BlackRock High Yield Muni Income Bond ETF (the “Fund”) primarily seeks to maximize tax-free current income and secondarily seeks to maximize capital appreciation with a portfolio composed principally of high yield and other income-generating U.S. municipal bonds.

Performance

		Average Annual Total Returns		Cumulative Total Returns
	6-Month Total Returns	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	4.48%	4.94%	(0.39)%	4.94%	(1.13)%
Fund Market	4.39	4.96	(0.32)	4.96	(0.92)
Bloomberg Municipal High Yield Bond Index(a)	3.42	4.08	(0.07)	4.08	(0.19)
Bloomberg Custom Blend Benchmark(b)	3.32	4.08	(0.10)	4.08	(0.29)

The inception date of the Fund was March 16, 2021. The first day of secondary market trading was March 18, 2021.

(a)

The Bloomberg Municipal High Yield Bond Index is designed to measure the performance of U.S. dollar-denominated high-yield municipal bonds issued by U.S. states, the District of Columbia, U.S. territories and local governments or agencies.

(b)	The Bloomberg Custom Blend Benchmark is comprised of 80% Bloomberg Municipal High Yield Index, 10% Bloomberg BBB Index and 10% Bloomberg Single A Index.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (08/01/23)	Ending Account Value (01/31/24)	Expenses Paid During the Period	(a)	Beginning Account Value (08/01/23)	Ending Account Value (01/31/24)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,044.80	$ 1.80		$ 1,000.00	$ 1,023.40	$ 1.78		0.35%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

Portfolio Management Commentary

Municipal bonds delivered positive total returns in the semiannual period. The market initially experienced weakness in the span from August through October, as a resurgence in growth expectations and increased U.S. Treasury issuance contributed to a sharp increase in yields. The Fund’s investment adviser sought to take advantage of the weak market conditions to capture higher yields while maintaining a long duration stance in the portfolio. (Duration is a measure of interest rate sensitivity.) In the second half of the period, investors began to anticipate the potential for a dovish shift in interest rate policy. The resulting rally helped the municipal market recover its earlier losses and close with a solid gain.

The Fund produced a robust total return and outperformed its benchmark. An overweight in non investment-grade bonds contributed to performance, as did the portfolio’s long duration and positions in longer-dated securities. At the sector level, the largest contributions came from holdings in corporate-backed bonds (primarily pre-paid gas and airline issues) and the other industries category, which includes development districts. Positions in the state tax-backed sector also contributed, led by Puerto Rico. At a time of positive performance for both the broader market and the Fund, there were no meaningful detractors. In terms of portfolio activity, the investment adviser remained focused on tax-loss selling and maintaining an attractive yield for the Fund.

F U N D S U M M A R Y	9

Fund Summary as of January 31, 2024 (continued)	BlackRock High Yield Muni Income Bond ETF

Portfolio Information

FIVE LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Buckeye Tobacco Settlement Financing Authority RB, Series B2, 5.00%, 06/01/55	5.5%
New York Transportation Development Corp RB, 5.38%, 06/30/60	5.2
Black Belt Energy Gas District RB, 4.00%, 06/01/51	4.9
Hoover Industrial Development Board RB, 5.75%, 10/01/49	4.1
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue RB, 5.00%, 07/01/58	3.4

CREDIT QUALITY ALLOCATION

Credit Rating*	Percent of Total Investments	(a)
AAA/Aaa	0.3%
AA/Aa	8.7
A	9.0
BBB/Baa	19.5
BB/Ba	17.6
B	2.4
N/R	42.5

*

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

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Fund Summary as of January 31, 2024	BlackRock Intermediate Muni Income Bond ETF

Investment Objective

The BlackRock Intermediate Muni Income Bond ETF (the “Fund”) seeks to maximize tax-free current income.

Performance

		Average Annual Total Returns		Cumulative Total Returns
	6-Month Total Returns	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	2.64%	3.41%	0.48%	3.41%	1.40%
Fund Market	3.18	3.97	0.55	3.97	1.59
Bloomberg Municipal 3-10 Year Index(a)	2.47	2.03	(0.27)	2.03	(0.77)
Bloomberg Custom Blend Benchmark(b)	2.57	2.73	0.04	2.73	0.12

The inception date of the Fund was March 16, 2021. The first day of secondary market trading was March 18, 2021.

(a)	An index that covers the USD-denominated long-term tax exempt bond market. It includes general obligation and revenue bonds with maturities of more than three years and less than ten years.

(b)	The Bloomberg Custom Blend Benchmark is comprised of 90% Bloomberg 1-15 Year Municipal Bond Index and 10% Bloomberg Municipal High Yield 1-15 Year Index.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (08/01/23)	Ending Account Value (01/31/24)	Expenses Paid During the Period	(a)	Beginning Account Value (08/01/23)	Ending Account Value (01/31/24)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,026.40	$ 1.63		$ 1,000.00	$ 1,023.50	$ 1.63		0.32%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

Portfolio Management Commentary

The fixed-income markets experienced elevated volatility in the semiannual period. Bonds initially sold off due to better-than-expected economic growth and increased inflation expectations. However, the U.S. Federal Reserve’s (Fed’s) apparent shift to a more dovish policy stance fueled a rally in the latter half of the period that helped the market recover its earlier losses and close in positive territory.

The Fund’s investment adviser responded to these developments by maintain a somewhat defensive posture with respect to duration (interest rate sensitivity) in the first part of the period. The adviser subsequently shifted to a long duration stance based on its anticipation of the Fed’s policy change and its belief that the market sell-off had created compelling valuations. These moves made a positive contribution to performance.

The Fund also benefited from its position in floating-rate notes, which outperformed in the first half of the period. Although the category experienced weaker relative price performance once the broader market began to rally, it continued to provide attractive income. Floating-rate securities also allowed the adviser to balance the Fund’s overweight in 15- to 20-year maturities without needing to allocate capital to the more richly priced short end of the yield curve. The overweight in bonds with maturities of 15 years and above contributed to returns due to their above-average yields and strong price performance in the latter half of the period.

Credit positioning had a slightly negative impact overall. The Fund held a modest overweight in high yield bonds, which aided performance. However, a tilt in favor of A and BBB rated securities within the investment-grade category detracted. Sector positioning was mixed. While underweights in the tax-backed and utility sectors contributed, overweights in healthcare, higher education, and housing detracted.

F U N D S U M M A R Y	11

Fund Summary as of January 31, 2024 (continued)	BlackRock Intermediate Muni Income Bond ETF

Portfolio Information

FIVE LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Kentucky Public Energy Authority RB, 5.25%, 04/01/54	5.3%
County of Jefferson AL Sewer Revenue RB, 5.25%, 10/01/44	4.7
Tennergy Corp./TN RB, 5.50%, 10/01/53	3.4
Kansas City Industrial Development Authority RB, 5.00%, 03/01/34	3.4
New Hope Cultural Education Facilities Finance Corp. RB, 4.00%, 08/15/34	3.3

CREDIT QUALITY ALLOCATION

Credit Rating*	Percent of Total Investments	(a)
AAA/Aaa	4.0%
AA/Aa	21.0
A	41.0
BBB/Baa	19.2
BB/Ba	1.8
B	1.1
N/R	11.9

*

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

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Fund Summary as of January 31, 2024	BlackRock Short-Term California Muni Bond ETF

Investment Objective

The BlackRock Short-Term California Muni Bond ETF (the “Fund”) seeks to maximize tax-free current income by investing in short-term municipal bonds issued in the State of California.

Performance

		Cumulative Total Returns
	6-Month Total Returns	Since Inception
Fund NAV	1.88%	1.99%
Fund Market	2.02	2.12
Bloomberg CA IG only 0-2 year Index(a)	1.76	1.90

The inception date of the Fund was July 11, 2023. The first day of secondary market trading was July 13, 2023.

(a)	An index that measures the performance of municipal securities issued in the State of California with maturities between 0 and 2 years.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (08/01/23)	Ending Account Value (01/31/24)	Expenses Paid During the Period	(a)	Beginning Account Value (08/01/23)	Ending Account Value (01/31/24)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,018.80	$ 1.12		$ 1,000.00	$ 1,024.00	$ 1.12		0.22%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

Portfolio Management Commentary

The fixed-income markets experienced elevated volatility in the semiannual period. Bonds initially sold off due to better-than-expected economic growth and increased inflation expectations. However, the U.S. Federal Reserve’s (Fed’s) apparent shift to a more dovish policy stance fueled a rally in the latter half of the period that helped the market recover its earlier losses and close in positive territory. Municipal bonds were further supported by favorable supply-and-demand trends. Municipal note supply remained subdued compared to pre-pandemic levels due to healthy issuer balance sheets, elevated rainy-day funds, the continued effects of COVID-era fiscal stimulus, and prior years of low interest rates that allowed issuers to sell longer-dated debt.

The Fund’s steady allocation to Variable Rate Demand Notes (“VRDNs”) and Tender Option Bond Floaters (“TOBs”) contributed to performance. Holdings in these categories offered price stability and attractive yields. Positions in the airports and prepaid gas sectors contributed, as did overweights in the local tax-backed, corporate-backed, and transportation sectors. On the other hand, the lack of a position in pre-refunded/escrow bonds detracted. Underweights in the state tax-backed and utilities sectors also hurt relative performance.

At the close of the period, the Fund maintained a longer duration stance amid market expectations that the Fed will reduce rates later in 2024 if inflation continues to decline. The Fund maintained selective holdings in commercial paper given the category’s attractive yield and ability to provide stable returns in the context of a volatile interest-rate environment.

F U N D S U M M A R Y	13

Fund Summary as of January 31, 2024 (continued)	BlackRock Short-Term California Muni Bond ETF

Portfolio Information

FIVE LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
California State Public Works Board RB, Series A, 5.00%, 09/01/27	4.0%
San Diego Unified School District/CA Revenue Notes, 5.00%, 06/28/24	4.0
Santa Clara Valley Transportation Authority, 5.00%, 04/01/24	3.9
Long Beach Unified School District GO, VRDN, 2.94%, 08/01/53	3.9
San Diego Public Facilities Financing Authority RB, VRDN, 4.01%, 10/15/48	3.9

CREDIT QUALITY ALLOCATION

Credit Rating*	Percent of Total Investments	(a)
AAA/Aaa	8.2%
AA/Aa	35.8
A	46.8
BBB/Baa	2.0
N/R	7.2

*

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

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Fund Summary as of January 31, 2024	BlackRock Total Return ETF

Investment Objective

The BlackRock Total Return ETF (the “Fund”) seeks to realize a total return that exceeds that of the Bloomberg U.S. Aggregate Bond Index.

Performance

Cumulative Total Returns
Since Inception
Fund NAV	2.48%
Fund Market	2.60
Bloomberg U.S. Aggregate Bond Index(a)	2.32

The inception date of the Fund was December 12, 2023. The first day of secondary market trading was December 14, 2023.

(a)	A broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual					Hypothetical 5% Return

Beginning Account Value (12/12/23)	(a)	Ending Account Value (01/31/24)	Expenses Paid During the Period	(b)	Beginning Account Value (08/01/23)	Ending Account Value (01/31/24)	Expenses Paid During the Period	(b)	Annualized Expense Ratio

$ 1,000.00		$ 1,024.80	$ 0.51		$ 1,000.00	$ 1,023.30	$ 1.83		0.36%

(a)	Commencement of operations.

(b)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 51/366 for actual expenses and 184/366 for hypothetical expenses (to reflect the six month period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

Portfolio Information

CREDIT QUALITY ALLOCATION

Credit Rating*	Percent of Total Investments	(a)

AAA/Aaa	66.2%
AA/Aa	3.2
A	10.4
BBB/Baa	12.6
BB/Ba	1.3
B	1.0
CCC	0.2
CC	0.7
C	0.8
D	0.0	(b)
N/R	3.6

MATURITY ALLOCATION

Maturity	Percent of Total Investments	(a)

0-1 Year	0.3%
1-5 Years	21.4
5-10 Years	23.3
10-15 Years	10.8
15-20 Years	6.1
More than 20 Years	38.1

*

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

(b)	Rounds to less than 0.1%.

F U N D S U M M A R Y	15

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at blackrock.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, index returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, index returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

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Schedule of Investments (unaudited) January 31, 2024	BlackRock AAA CLO ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities

522 Funding CLO Ltd., 6.64%, 04/15/35 (Call 07/15/24), (3-mo. CME Term SOFR + 1.330%)(a)(b)	$1,750	$1,748,873
AGL CLO 5 Ltd. Series 2020 5A, Class A1R, 6.74%, 07/20/34 (Call 04/20/24), (3 mo. LIBOR US + 1.160%)(a)(b)	1,000	1,001,412
AGL CLO 7 Ltd., 6.78%, 07/15/34, (3-mo. SOFR + 1.461%)(a)(b)	1,000	1,000,792
AIMCO CLO 11 Ltd., 6.71%, 10/17/34 (Call 04/17/24), (3-mo. LIBOR US + 1.130%)(a)(b)	2,800	2,804,724
Apidos CLO XXXII, 6.90%, 01/20/33 (Call 04/20/24), (3-mo. CME Term SOFR + 1.582%)(a)(b)	1,250	1,250,746
Apidos CLO XXXIII Series 2020 33A, Class AR, 6.73%, 10/24/34 (Call 04/24/24)(a)(b)	1,000	1,000,077
Apidos CLO XXXVII, 6.71%, 10/22/34 (Call 04/22/24), (3-mo. CME Term SOFR + 1.392%)(a)(b)	1,750	1,756,323
Ballyrock CLO Ltd., 6.65%, 04/20/35, (3-mo. SOFR + 1.330%)(a)(b)	1,500	1,498,484
Benefit Street Partners CLO XVII Ltd. Series 2019 17A, Class AR, 6.66%, 07/15/32 (Call 04/15/24), (3 mo. LIBOR US + 1.080%)(a)(b)	1,100	1,100,332
Benefit Street Partners CLO XXII Ltd., 6.67%, 04/20/35 (Call 04/20/24), (3-mo. CME Term SOFR + 1.350%)(a)(b)	1,250	1,248,091
Canyon Capital CLO Ltd., 6.76%, 07/15/34 (Call 04/15/24), (3-mo. CME Term SOFR + 1.442%)(a)(b)	1,500	1,497,177
Canyon CLO Ltd., 6.75%, 10/15/34, (3-mo. SOFR + 1.431%)(a)(b)	1,500	1,499,143
Carlyle U.S. CLO Ltd. Series 2021 5A, Class A1, 6.70%, 07/20/34 (Call 04/20/24), (3 mo. LIBOR US + 1.120%)(a)(b)	1,000	1,002,034
CarVal CLO VC Ltd., 6.78%, 10/15/34, (3-mo. SOFR + 1.461%)(a)(b)	1,105	1,108,623
CIFC Funding 2019-I Ltd., 7.13%, 04/20/32, (3-mo. SOFR + 1.811%)(a)(b)	1,090	1,088,469
CIFC Funding Ltd.
6.75%, 10/20/34 (Call 04/20/24), (3-mo. CME Term SOFR + 1.432%)(a)(b)	1,040	1,041,584
6.65%, 04/20/34, (3-mo. SOFR + 1.331%)(a)(b)	1,000	999,409
Clover CLO LLC
6.68%, 04/22/34 (Call 04/22/24), (3-mo. CME Term SOFR + 1.362%)(a)(b)	1,500	1,500,958
Series 2021 3A, Class A, 6.75%, 01/25/35(a)(b)	1,000	1,000,753
Diameter Capital CLO 1 Ltd., 6.82%, 07/15/36 (Call 04/15/24), (3-mo. SOFR + 1502%)(a)(b)	1,500	1,504,165
Eaton Vance CLO Ltd., 6.73%, 01/15/35 (Call 04/15/24), (3-mo. CME Term SOFR + 1.412%)(a)(b)	1,250	1,249,562
Elmwood CLO IV Ltd. Series 2020 3A, Class A, 6.82%, 04/15/33 (Call 04/15/24)(a)(b)	1,000	1,001,156
Elmwood CLO Ltd., 8.07%, 07/17/33, (3-mo. SOFR + 2.750%)(a)(b)	1,250	1,256,264
Elmwood CLO X Ltd. Series 2021 3A, Class A, 6.62%, 10/20/34 (Call 04/20/24), (3 mo. LIBOR US + 1.040%)(a)(b)	1,500	1,500,000
Flatiron CLO 19 Ltd., 6.73%, 11/16/34 (Call 02/16/24), (3-mo. LIBOR US + 1.080%)(a)(b)	1,250	1,253,679
Flatiron CLO 21 Ltd. Series 2021 1A, Class A1, 6.68%, 07/19/34 (Call 04/19/24)(a)(b)	1,250	1,254,711

Security	Par (000)	Value

GoldenTree Loan Management U.S. CLO 1 Ltd., 6.71%, 10/20/34 (Call 04/20/24), (3-mo. CME Term SOFR + 1.392%)(a)(b)	$1,250	$1,253,042
GoldenTree Loan Management U.S. CLO 8 Ltd., 6.73%, 10/20/34 (Call 04/20/24), (3-mo. CME Term SOFR + 1.412%)(a)(b)	1,000	1,000,404
Golub Capital Partners 48 LP, 6.89%, 04/17/33, (3-mo. LIBOR US + 1.310%)(a)(b)	1,250	1,252,234
Golub Capital Partners CLO 37B Ltd., 7.38%, 07/20/30, (3-mo. SOFR + 2.061%)(a)	1,000	1,004,040
Golub Capital Partners CLO 41B-R Ltd., 6.90%, 01/20/34 (Call 04/20/24)(a)(b)	1,250	1,254,698
Invesco CLO Ltd. Series 2021 3A, Class A, 6.71%, 10/22/34 (Call 04/22/24), (3 mo. LIBOR US + 1.130%)(a)(b)	1,000	998,246
Madison Park Funding LIX Ltd. Series 2021 59A, Class A, 6.70%, 01/18/34 (Call 04/18/24), (3 mo. LIBOR US + 1.140%)(a)(b)	1,250	1,251,312
Madison Park Funding XXII Ltd., 6.84%, 01/15/33 (Call 04/15/24), (3-mo. LIBOR US + 1.260%)(a)(b)	1,250	1,251,000
Madison Park Funding XXXIV Ltd., 7.74%, 04/25/32, (3-mo. SOFR + 2.411%)(a)(b)	1,000	1,000,336
Neuberger Berman Loan Advisers CLO 33 Ltd. Series 2019 33A, Class AR, 6.66%, 10/16/33 (Call 04/16/24), (3 mo. LIBOR US + 1.080%)(a)(b)	1,000	1,003,675
Neuberger Berman Loan Advisers CLO 34 Ltd., 6.56%, 01/20/35 (Call 04/20/24), (3-mo. CME Term SOFR + 1.240%)(a)(b)	1,000	1,003,107
Oaktree CLO Ltd., 6.73%, 07/15/34 (Call 04/15/24), (3-mo. CME Term SOFR + 1.412%)(a)(b)	1,500	1,499,697
OCP CLO Ltd., 6.67%, 07/20/32 (Call 04/20/24), (3-mo. CME Term SOFR + 1.352%)(a)(b)	1,750	1,751,422
Octagon Investment Partners 49 Ltd., 6.80%, 01/15/33 (Call 04/15/24), (3-mo. LIBOR US + 1.220%)(a)(b)	1,000	1,001,946
OHA Credit Funding 3 Ltd. Series 2019 3A, Class AR, 6.72%, 07/02/35 (Call 04/20/24)(a)(b)	1,000	1,001,517
OHA Credit Funding 6 Ltd., 6.72%, 07/20/34 (Call 04/20/24), (3 mo. LIBOR US + 1.140%)(a)(b)	1,000	1,003,928
OHA Credit Partners XVI, 6.71%, 10/18/34 (Call 04/18/24), (3-mo. LIBOR US + 1.150%)(a)(b)	1,250	1,251,621
Palmer Square CLO Ltd.
Series 2015 1A, Class A4, 6.76%, 05/21/34 (Call 02/21/24)(a)(b)	1,000	1,002,424
Series 2021 4A, Class A, 6.75%, 10/15/34, (3 mo. LIBOR US + 1.170%)(a)(b)	1,525	1,527,148
Peace Park CLO Ltd. Series 2021 1A, Class A, 6.71%, 10/20/34 (Call 04/20/24), (3 mo. LIBOR US + 1.130%)(a)(b)	1,149	1,152,860
Pikes Peak CLO 6, 6.80%, 05/18/34(a)(b)	1,650	1,648,220
Rad CLO 7 Ltd., 6.78%, 04/17/33 (Call 04/17/24), (3-mo. CME Term SOFR + 1.462%)(a)(b)	1,000	1,000,184
Regatta VI Funding Ltd., 7.28%, 04/20/34, (3-mo. SOFR + 1.961%)(a)(b)	1,500	1,508,100
Regatta XVIII Funding Ltd., 6.68%, 01/15/34, (3-mo. LIBOR US + 1.100%)(a)(b)	1,000	1,002,329
RR 18 Ltd., 7.18%, 10/15/34, (3-mo. SOFR + 1.861%)(a)	1,000	1,000,091
RR 8 Ltd., 7.15%, 04/15/33, (3-mo. SOFR + 1.831%)(a)	1,000	998,996
RRX 4 Ltd. Series 2021 4A, Class A1, 6.78%, 07/15/34 (Call 04/15/24)(a)(b)	1,250	1,251,883
RRX 7 Ltd., 6.68%, 07/15/35, (3-mo. CME Term SOFR + 1.360%)(a)(b)	1,000	1,003,528

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock AAA CLO ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Sixth Street CLO XIX Ltd., 7.28%, 07/20/34, (3-mo. SOFR + 1.961%)(a)(b)	$1,000	$1,002,000
Sixth Street CLO XX Ltd. Series 2021 20A, Class A1, 6.74%, 10/20/34 (Call 04/20/24), (3 mo. LIBOR US + 1.160%)(a)(b)	1,250	1,250,582
Symphony CLO XXIV Ltd. Series 2020 24A, Class A, 6.78%, 01/23/32(a)(b)	1,000	1,001,774
Symphony CLO XXVIII Ltd., 6.72%, 10/23/34 (Call 04/23/24), (3-mo. CME Term SOFR + 1.402%)(a)(b)	1,500	1,503,108
TCW CLO Ltd., 6.74%, 04/20/34 (Call 04/20/24), (3-mo. CME Term SOFR + 1.422%)(a)(b)	1,000	999,712
TICP CLO XV Ltd., 7.28%, 04/20/33, (3-mo. SOFR + 1.961%)(a)(b)	1,000	1,002,200
Trestles CLO IV Ltd., 6.75%, 07/21/34 (Call 04/21/24), (3-mo. CME Term SOFR + 1.432%)(a)(b)	1,500	1,500,561
Wellman Park CLO Ltd., 7.18%, 07/15/34(a)(b)	1,350	1,349,049
Whitebox CLO I Ltd., 6.71%, 07/24/32 (Call 04/24/24), (3-mo. CME Term SOFR + 1.392%)(a)(b)	1,250	1,251,868
Whitebox CLO III Ltd.
6.80%, 10/15/34 (Call 04/15/24), (3-mo. CME Term SOFR + 1.482%)(a)(b)	1,250	1,249,810
7.38%, 10/15/34, (3-mo. SOFR + 2.061%)(a)(b)	875	878,501

Total Long-Term Investments — 96.9% (Cost: $79,298,581)		80,034,694

Security	Shares	Value

Short-Term Securities

Money Market Funds — 2.8%
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.32%(c)(d)	2,330,000	$2,330,000

Total Short-Term Securities — 2.8% (Cost: $2,330,000)		2,330,000

Total Investments — 99.7% (Cost: $81,628,581)		82,364,694

Other Assets Less Liabilities — 0.3%		237,895

Net Assets — 100.0%		$82,602,589

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended January 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/23	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/24	Shares Held at 01/31/24	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$1,780,000	$550,000	(a)	$—	$—	$—	$2,330,000	2,330,000	$38,091	$—

(a)	Represents net amount purchased (sold).

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$80,034,694	$—	$80,034,694
Short-Term Securities
Money Market Funds	2,330,000	—	—	2,330,000

	$2,330,000	$80,034,694	$—	$82,364,694

See notes to financial statements.

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Schedule of Investments (unaudited) January 31, 2024	BlackRock Flexible Income ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities
522 Funding CLO Ltd.
6.64%, 04/15/35 (Call 07/15/24), (3-mo. CME Term SOFR + 1.330%)(a)(b)	USD	1,250	$1,249,195
7.63%, 10/20/31 (Call 04/20/24), (3-mo. CME Term SOFR + 2.312%)(a)(b)	USD	250	248,844
AGL CLO 12 Ltd., 6.74%, 07/20/34 (Call 04/20/24), (3-mo. CME Term SOFR + 1.422%)(a)(b)	USD	746	746,904
AGL CLO 19 Ltd., 6.92%, 07/21/35, (3-mo. SOFR + 1.600%)(a)(b)	USD	1,000	1,002,835
AGL CLO 6 Ltd.
6.78%, 07/20/34 (Call 04/20/24), (3-mo. LIBOR US + 1.200%)(a)(b)	USD	250	250,434
7.28%, 07/20/34, (3-mo. SOFR + 1.961%)(a)(b)	USD	250	250,174
AIMCO CLO, 7.23%, 01/15/32, (3-mo. SOFR + 1.911%)(a)(b)	USD	250	250,450
AIMCO CLO 10 Ltd., 7.18%, 07/22/32 (Call 04/22/24), (3-mo. LIBOR US + 1.600%)(a)(b)	USD	250	250,524
AIMCO CLO 12 Ltd., 6.49%, 01/17/32 (Call 04/17/24), (3-mo. CME Term SOFR + 1.170%)(a)(b)	USD	250	249,781
AIMCO CLO Series, 7.18%, 10/17/34 (Call 04/17/24), (3-mo. CME Term SOFR + 1.862%)(a)(b)	USD	530	530,580
Allegro CLO V Ltd., 6.53%, 10/16/30(a)(b)	USD	839	839,471
Allegro CLO XI Ltd., 6.96%, 01/19/33 (Call 04/19/24), (3-mo. CME Term SOFR + 1.652%)(a)(b)	USD	250	250,199
ALM Ltd., 7.43%, 10/15/29 (Call 04/15/24), (3-mo. CME Term SOFR + 2.112%)(a)(b)	USD	612	612,843
AMMC CLO 23 Ltd., 6.62%, 10/17/31 (Call 04/17/24), (3-mo. CME Term SOFR + 1.302%)(a)(b)	USD	250	250,038
Apidos CLO XL Ltd., 7.11%, 07/15/35 (Call 07/15/24), (3-mo. CME Term SOFR + 1.800%)(a)(b)	USD	250	251,166
Apidos CLO XV, 6.59%, 04/20/31 (Call 04/20/24), (3-mo. CME Term SOFR + 1.272%)(a)(b)	USD	1,349	1,349,573
Apidos CLO XXXII
6.90%, 01/20/33 (Call 04/20/24), (3-mo. CME Term SOFR + 1.582%)(a)(b)	USD	750	750,448
7.43%, 01/20/33, (3-mo. SOFR + 2.111%)(a)(b)	USD	250	249,400
Apidos CLO XXXIII Series 2020 33A, Class AR, 6.73%, 10/24/34 (Call 04/24/24)(a)(b)	USD	1,000	1,000,077
Apidos CLO XXXV, 6.63%, 04/20/34 (Call 04/20/24), (3-mo. CME Term SOFR + 1.312%)(a)(b)	USD	250	249,960
Apidos CLO XXXVII, 6.71%, 10/22/34 (Call 04/22/24), (3-mo. CME Term SOFR + 1.392%)(a)(b)	USD	250	250,903
Arbor Realty Commercial Real Estate Notes Ltd.
7.18%, 05/15/37 (Call 05/15/24), (1-mo. CME Term SOFR + 1.850%)(a)(b)	USD	250	246,294
6.80%, 01/15/37 (Call 08/15/24), (30-day Avg SOFR + 1.450%)(a)(b)	USD	225	223,031

Security		Par (000)	Value

6.42%, 12/15/35 (Call 02/15/24), (1-mo. LIBOR US + 0.970%)(a)(b)	USD	194	$192,882
AREIT LLC , 7.44%, 08/17/41, (1-mo. SOFR + 2.111%)(a)(b)	USD	256	255,302
Ares LXVI CLO Ltd., 7.82%, 07/25/36, (3-mo. SOFR + 2.500%)(a)(b)	USD	300	301,229
Ares XL CLO Ltd., 7.38%, 01/15/29 (Call 04/15/24), (3-mo. CME Term SOFR + 2.062%)(a)(b)	USD	250	250,188
ARES XLVIII CLO Ltd., 7.16%, 07/20/30, (3-mo. SOFR + 1.841%)(a)(b)	USD	300	300,360
ARI Fleet Lease Trust
5.41%, 02/17/32 (Call 08/15/26)(a)	USD	183	183,320
5.33%, 02/17/32(a)	USD	234	235,373
5.89%, 07/15/32(a)	USD	394	404,365
ASSURANT CLO Ltd. Series 2018-2A, Class A, 6.62%, 04/20/31, (3-mo. SOFR + 1.301%)(a)(b)	USD	774	774,540
Atrium XV, 6.75%, 01/23/31, (3-mo. SOFR + 1.431%)(a)(b)	USD	1,000	1,000,505
Aurium CLO VIII DAC, 6.92%, 06/23/34, (3-mo. EURIBOR + 3.000%)(b)(c)	EUR	500	521,079
Bain Capital Credit CLO Ltd.
6.54%, 04/23/31 (Call 04/23/24), (3-mo. CME Term SOFR + 1.222%)(a)(b)	USD	1,376	1,376,209
6.65%, 07/19/31 (Call 04/19/24), (3-mo. CME Term SOFR + 1.342%)(a)(b)	USD	230	230,133
6.80%, 01/20/32 (Call 04/20/24), (3-mo. CME Term SOFR + 1.482%)(a)(b)	USD	1,000	1,000,016
Ballyrock CLO 16 Ltd., 6.71%, 07/20/34(a)(b)	USD	250	250,028
Ballyrock CLO 18 Ltd., 6.73%, 01/15/35 (Call 04/15/24), (3-mo. CME Term SOFR + 1.412%)(a)(b)	USD	250	250,057
Ballyrock CLO Ltd.
6.65%, 04/20/35, (3-mo. SOFR + 1.330%)(a)	USD	1,000	998,989
6.58%, 04/20/31 (Call 04/20/24), (3-mo. CME Term SOFR + 1.262%)(a)(b)	USD	178	178,135
Barings CLO Ltd.
8.12%, 10/20/35, (3-mo. SOFR + 2.800%)(a)(b)	USD	250	249,796
7.18%, 04/20/31 (Call 04/20/24), (3-mo. CME Term SOFR + 1.862%)(a)(b)	USD	250	250,423
6.57%, 01/20/31 (Call 04/20/24), (3-mo. CME Term SOFR + 1.252%)(a)(b)	USD	2,236	2,239,431
Benefit Street Partners CLO V-B Ltd., 6.67%, 04/20/31 (Call 04/20/24), (3-mo. CME Term SOFR + 1.352%)(a)(b)	USD	1,667	1,667,651
Benefit Street Partners CLO XV Ltd., 7.26%, 07/18/31, (3-mo. SOFR + 1.961%)(a)(b)	USD	250	249,388
Benefit Street Partners CLO XVI Ltd., 7.13%, 01/17/32 (Call 04/17/24), (3-mo. CME Term SOFR + 1.812%)(a)(b)	USD	250	249,949
Benefit Street Partners CLO XX Ltd., 6.75%, 07/15/34 (Call 04/15/24), (3-mo. LIBOR US + 1.170%)(a)(b)	USD	250	249,789
Benefit Street Partners CLO XXI Ltd. Series 2020 21A, Class A1R, 6.75%, 10/15/34(a)(b)	USD	250	249,972
Benefit Street Partners CLO XXIII Ltd., 6.67%, 04/25/34, (3-mo. SOFR + 1.341%)(a)(b)	USD	250	249,901
BlueMountain CLO Ltd. 6.76%, 10/22/30 (Call 04/22/24), (3-mo. CME Term SOFR + 1.442%)(a)(b)	USD	572	573,369

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Flexible Income ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

6.58%, 04/20/31 (Call 04/20/24), (3-mo. CME Term SOFR + 1.262%)(a)(b)	USD	215	$215,785
7.34%, 08/15/31 (Call 02/15/24), (3-mo. CME Term SOFR + 1.962%)(a)(b)	USD	250	249,375
BlueMountain CLO XXII Ltd.
7.08%, 07/15/31 (Call 04/15/24), (3-mo. CME Term SOFR + 1.762%)(a)(b)	USD	250	249,446
6.66%, 07/15/31 (Call 04/15/24), (3-mo. CME Term SOFR + 1.342%)(a)(b)	USD	235	235,036
BlueMountain CLO XXIV Ltd., 7.18%, 04/20/34, (3-mo. SOFR + 1.861%)(a)(b)	USD	250	249,374
BlueMountain CLO XXV Ltd., 7.28%, 07/15/36, (3-mo. CME Term SOFR + 1.962%)(a)(b)	USD	500	498,950
BlueMountain Fuji U.S. CLO I Ltd., 6.56%, 07/20/29 (Call 04/20/24), (3-mo. CME Term SOFR + 1.242%)(a)(b)	USD	824	824,992
Cabinteely Park CLO DAC, 7.35%, 08/15/34,
(3-mo. EURIBOR + 3.350%)(b)(c)	EUR	700	729,451
Canyon Capital CLO Ltd., 7.33%, 04/15/34,
(3-mo. SOFR + 2.011%)(a)(b)	USD	250	250,400
Capital One Multi-Asset Execution Trust,
6.13%, 05/15/28, (3-mo. CME Term SOFR + 0.812%)(b)	USD	192	190,900
Carlyle Global Market Strategies CLO Ltd.
6.66%, 04/22/32 (Call 04/22/24), (3-mo. CME Term SOFR + 1.342%)(a)(b)	USD	250	250,121
6.69%, 05/15/31 (Call 02/15/24), (3-mo. CME Term SOFR + 1.312%)(a)(b)	USD	1,147	1,148,458
6.63%, 07/27/31 (Call 04/27/24), (3-mo. CME Term SOFR + 1.312%)(a)(b)	USD	854	854,528
Series 2014-1A, Class A1R2, 6.55%, 04/17/31 (Call 04/17/24), (3-mo. SOFR + 1.232%)(a)(b)	USD	841	841,758
Carlyle U.S. CLO Ltd.
7.38%, 01/20/31, (3-mo. LIBOR US + 1.800%)(a)(b)	USD	250	250,949
6.60%, 04/20/31 (Call 04/20/24), (3-mo. CME Term SOFR + 1.282%)(a)(b)	USD	844	845,016
6.74%, 07/15/34, (3-mo. LIBOR US + 1.160%)(a)(b)	USD	250	250,459
6.48%, 07/20/29 (Call 04/20/24), (3-mo. CME Term SOFR + 1.162%)(a)(b)	USD	187	186,810
7.28%, 10/20/32 (Call 04/20/24), (3-mo. CME Term SOFR + 1.962%)(a)(b)	USD	250	250,475
6.66%, 04/20/31 (Call 04/20/24), (3-mo. CME Term SOFR + 1.342%)(a)(b)	USD	2,000	2,003,450
8.41%, 10/15/35, (3-mo. SOFR + 3.100%)(a)(b)	USD	400	402,972
Cedar Funding X CLO Ltd., 7.18%, 10/20/32 (Call 04/20/24), (3-mo. LIBOR US + 1.600%)(a)(b)	USD	250	250,050
Cedar Funding XII CLO Ltd., 7.19%, 10/25/34, (3-mo. SOFR + 1.861%)(a)(b)	USD	500	499,600
Chase Issuance Trust, 5.08%, 09/15/30	USD	400	410,919
Chesapeake Funding II LLC
5.65%, 05/15/35 (Call 03/15/26)(a)	USD	122	122,347
6.16%, 10/15/35(a)	USD	469	473,470
CIFC Funding 2017-II Ltd., 7.08%, 04/20/30, (3-mo. SOFR + 1.761%)(a)(b)	USD	500	501,750
CIFC Funding 2020-IV Ltd., 6.90%, 01/15/34, (3-mo. SOFR + 1.581%)(a)(b)	USD	1,000	1,001,276

Security		Par (000)	Value

CIFC Funding 2022-VI Ltd., 8.41%, 07/16/35, (3-mo. SOFR + 3.100%)(a)(b)	USD	400	$401,168
CIFC Funding Ltd.
6.63%, 07/15/33 (Call 04/15/24), (3-mo. LIBOR US + 1.050%)(a)(b)	USD	1,250	1,251,112
7.18%, 04/20/31 (Call 04/20/24), (3-mo. CME Term SOFR + 1.862%)(a)(b)	USD	500	500,850
6.53%, 10/24/30 (Call 04/24/24), (3-mo. CME Term SOFR + 1.212%)(a)(b)	USD	762	761,627
6.76%, 11/16/30 (Call 04/17/24), (3-mo. SOFR + 1.442%)(a)(b)	USD	570	570,420
6.56%, 10/18/30 (Call 04/18/24), (3-mo. LIBOR US + 1.000%)(a)(b)	USD	223	223,069
7.16%, 07/18/31, (3-mo. SOFR + 1.861%)(a)(b)	USD	390	391,365
7.14%, 04/25/33 (Call 04/25/24), (3-mo. LIBOR US + 1.550%)(a)(b)	USD	250	249,374
6.63%, 04/19/35, (3-mo. SOFR + 1.320%)(a)(b)	USD	250	250,051
Citibank Credit Card Issuance Trust, 6.22%, 05/14/29, (1-mo. CME Term SOFR + 0.884%)(b)	USD	970	977,463
Clover CLO LLC
6.74%, 04/15/34(a)(b)	USD	250	249,862
6.75%, 07/20/34 (Call 04/20/24), (3-mo. LIBOR US + 1.170%)(a)(b)	USD	250	250,189
College Ave Student Loans LLC
3.06%, 07/26/55 (Call 12/25/34)(a)	USD	100	87,584
6.25%, 06/25/52 (Call 01/25/34), (1-mo. CME Term SOFR + 0.914%)(a)(b)	USD	1,024	993,080
2.72%, 07/26/55 (Call 12/25/34)(a)	USD	217	191,715
1.60%, 07/25/51 (Call 02/25/32)(a)	USD	453	401,461
College Avenue Student Loans LLC, 6.35%, 07/26/55 (Call 12/25/34), (1-mo. LIBOR US + 0.900%)(a)(b)	USD	1,103	1,071,027
Discover Card Execution Note Trust, 6.05%, 12/15/26, (1-mo. CME Term SOFR + 0.714%)(b)	USD	370	370,661
Dryden 53 CLO Ltd., 6.70%, 01/15/31 (Call 04/15/24), (3-mo. CME Term SOFR + 1.382%)(a)(b)	USD	2,001	2,004,255
Dryden 54 Senior Loan Fund, 7.22%, 10/19/29, (3-mo. SOFR + 1.911%)(a)(b)	USD	275	275,303
Dryden 60 CLO Ltd., 6.63%, 07/15/31 (Call 04/15/24), (3-mo. CME Term SOFR + 1.312%)(a)(b)	USD	1,925	1,926,151
Dryden 70 CLO Ltd., 6.75%, 01/16/32, (3-mo. SOFR + 1.431%)(a)(b)	USD	920	922,753
Dryden 77 CLO Ltd., 6.75%, 05/20/34 (Call 02/20/24), (3-mo. LIBOR US + 1.120%)(a)(b)	USD	250	250,165
Dryden Senior Loan Fund, 6.56%, 04/15/28 (Call 04/15/24), (3-mo. CME Term SOFR + 1.242%)(a)(b)	USD	473	473,815
EDvestinU Private Education Loan Issue No. 1 LLC, 3.58%, 11/25/38(a)	USD	88	84,690
ELFI Graduate Loan Program LLC
4.51%, 08/26/47 (Call 03/25/31)(a)	USD	133	128,978
6.37%, 02/04/48(a)	USD	405	416,444
Elmwood CLO 14 Ltd., 6.64%, 04/20/35, (3-mo. SOFR + 1.320%)(a)(b)	USD	250	250,214

20	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Flexible Income ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Elmwood CLO II Ltd., 6.73%, 04/20/34 (Call 04/20/24), (3-mo. LIBOR US + 1.150%)(a)(b)	USD	750	$750,501
Elmwood CLO IX Ltd., 6.71%, 07/20/34, (3-mo. CME Term SOFR + 1.392%)(a)(b)	USD	250	250,417
Elmwood CLO Ltd., 7.52%, 04/17/36(a)(b)	USD	250	251,147
Elmwood CLO XI Ltd., 7.18%, 10/20/34 (Call 04/20/24), (3-mo. CME Term SOFR + 1.862%)(a)(b)	USD	330	330,211
Enterprise Fleet Financing LLC
6.40%, 03/20/30(a)	USD	747	763,517
4.65%, 05/21/29 (Call 12/20/25)(a)	USD	954	947,197
6.41%, 06/20/30(a)	USD	633	660,490
5.23%, 03/20/30(a)	USD	1,793	1,798,253
5.16%, 09/20/30(a)	USD	1,654	1,662,658
Fair Oaks Loan Funding III DAC, 6.94%, 10/15/34(b)(c)	EUR	1,160	1,209,418
Fidelity Grand Harbour CLO DAC
7.54%, 10/15/34(b)(c)	EUR	1,000	1,050,331
1.00%, 04/15/38, (3-mo. EURIBOR + 4.100%)(b)(c)	EUR	200	216,140
FirstKey Homes Trust, 5.00%, 05/19/39(a)	USD	500	478,316
Flatiron CLO 21 Ltd. Series 2021 1A, Class A1, 6.68%, 07/19/34 (Call 04/19/24)(a)(b)	USD	250	250,942
Flatiron RR CLO 22 LLC, 7.18%, 10/15/34, (3-mo. SOFR + 1.861%)(a)(b)	USD	250	250,623
Ford Credit Auto Owner Trust
5.27%, 05/17/27 (Call 07/15/26)	USD	146	146,486
3.74%, 09/15/26 (Call 02/15/26)	USD	25	24,701
4.48%, 12/15/26 (Call 05/15/26)	USD	35	34,772
5.28%, 02/15/36(a)	USD	166	170,072
Ford Credit Floorplan Master Owner Trust A, 2.64%, 09/15/26	USD	245	239,605
Foundation Finance Trust
2.19%, 01/15/42(a)	USD	192	178,090
6.53%, 06/15/49(a)	USD	637	650,914
Galaxy XIX CLO Ltd., 6.53%, 07/24/30 (Call 04/24/24), (3-mo. CME Term SOFR + 1.212%)(a)(b)	USD	205	205,159
Galaxy XV CLO Ltd., 7.03%, 10/15/30, (3-mo. SOFR + 1.711%)(a)(b)	USD	500	500,048
Galaxy XX CLO Ltd., 6.58%, 04/20/31, (3-mo. SOFR + 1.261%)(a)(b)	USD	211	210,720
Galaxy XXI CLO Ltd., 6.60%, 04/20/31 (Call 04/20/24), (3-mo. CME Term SOFR + 1.282%)(a)(b)	USD	1,138	1,138,941
Galaxy XXV CLO Ltd., 7.24%, 10/25/31 (Call 04/25/24), (3-mo. CME Term SOFR + 1.912%)(a)(b)	USD	250	249,764
Galaxy XXVIII CLO Ltd., 6.68%, 07/15/31 (Call 04/15/24), (3-mo. CME Term SOFR + 1.362%)(a)(b)	USD	887	888,537
Generate CLO 2 Ltd., 6.73%, 01/22/31 (Call 04/22/24), (3-mo. SOFR + 1.412%)(a)(b)	USD	215	215,658
Generate CLO 7 Ltd., 6.95%, 01/22/33 (Call 04/22/24), (3-mo. CME Term SOFR + 1.632%)(a)(b)	USD	250	250,605
Generate CLO 8 Ltd., 6.78%, 10/20/34, (3-mo. SOFR + 1.461%)(a)	USD	1,000	1,001,717

Security		Par (000)	Value

GMF Floorplan Owner Revolving Trust 6.50%, 06/15/28, (30-day SOFR + 1.150%)(a)(b)	USD	920	$929,615
5.83%, 06/15/30(a)	USD	188	190,403
GoldenTree Loan Management U.S. CLO 12 Ltd., 7.27%, 04/20/34, (3-mo. SOFR + 1.950%)(a)(b)	USD	250	250,875
GoldenTree Loan Management U.S. CLO 6 Ltd., 6.64%, 04/20/35, (3-mo. CME Term SOFR + 1.320%)(a)(b)	USD	250	250,423
GoldenTree Loan Management U.S. CLO 8 Ltd., 6.73%, 10/20/34 (Call 04/20/24), (3-mo. CME Term SOFR + 1.412%)(a)(b)	USD	1,000	1,000,404
Golub Capital Partners 48 LP, 6.89%, 04/17/33, (3-mo. LIBOR US + 1.310%)(a)(b)	USD	250	250,447
Golub Capital Partners CLO 55B Ltd., 6.78%, 07/20/34(a)(b)	USD	250	250,286
Golub Capital Partners CLO 58B Ltd., 6.77%, 01/25/35, (3-mo. SOFR + 1.441%)(a)(b)	USD	1,000	1,000,618
GoodLeap Sustainable Home Solutions Trust, 4.95%, 07/20/49 (Call 06/20/40)(a)	USD	194	181,991
Gracie Point International Funding
8.08%, 04/01/24 (Call 02/01/24), (30-day Avg SOFR + 2.750%)(a)(b)	USD	47	47,029
7.60%, 03/01/27, (90-day SOFR + 2.250%)(a)(b)	USD	1,511	1,519,809
7.30%, 09/01/26, (90-day SOFR + 1.950%)(a)(b)	USD	1,900	1,907,089
Greenwood Park CLO Ltd., 6.59%, 04/15/31 (Call 04/15/24), (3-mo. CME Term SOFR + 1.272%)(a)(b)	USD	811	811,425
Lendmark Funding Trust
1.90%, 11/20/31 (Call 05/20/26)(a)	USD	280	254,052
3.41%, 11/20/31 (Call 05/20/26)(a)	USD	710	621,513
5.62%, 07/20/32 (Call 06/20/25)(a)	USD	300	297,883
5.60%, 05/20/33 (Call 04/20/25)(a)	USD	240	237,954
8.69%, 05/20/33(a)	USD	1,070	1,105,418
5.53%, 06/21/32(a)	USD	2,000	2,015,808
6.40%, 06/21/32(a)	USD	1,957	1,975,746
7.21%, 06/21/32(a)	USD	1,144	1,154,861
Logan CLO II Ltd., 7.28%, 01/20/35 (Call 04/20/24), (3-mo. CME Term SOFR + 1.962%)(a)(b)	USD	250	251,325
Madison Park Funding LIX Ltd. Series 2021 59A, Class A, 6.70%, 01/18/34 (Call 04/18/24), (3 mo. LIBOR US + 1.140%)(a)(b)	USD	2,000	2,002,099
Madison Park Funding XIII Ltd. Series 2014-13A, Class AR2, 6.52%, 04/19/30 (Call 04/19/24), (3-mo. SOFR + 1.212%)(a)(b)	USD	146	146,427
Madison Park Funding XLV Ltd., 7.28%, 07/15/34 (Call 04/15/24)(a)(b)	USD	250	250,500
Madison Park Funding XVII Ltd. Series 2015-17A, Class AR2, 6.58%, 07/21/30 (Call 04/21/24), (3-mo. SOFR + 1.262%)(a)(b)	USD	234	234,670
Madison Park Funding XXIII Ltd. Series 2017-23A, Class AR, 6.55%, 07/27/31 (Call 04/27/24), (3 mo. LIBOR US + 0.970%)(a)(b)	USD	963	963,758

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Flexible Income ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Madison Park Funding XXVI Ltd. Series 2007-4A, Class AR, 6.78%, 07/29/30, (3-mo. LIBOR US + 1.200%)(a)(b)	USD	499	$499,477
Madison Park Funding XXXI Ltd., 7.28%, 01/23/31 (Call 04/23/24), (3-mo. CME Term SOFR + 1.962%)(a)(b)	USD	250	250,675
Madison Park Funding XXXII Ltd.
6.58%, 01/22/31 (Call 04/22/24), (3-mo. LIBOR US + 1.000%)(a)(b)	USD	250	250,144
6.98%, 01/22/31 (Call 04/22/24), (3-mo. CME Term SOFR + 1.662%)(a)(b)	USD	1,500	1,496,550
Madison Park Funding XXXVI Ltd., 6.66%, 04/15/35(a)(b)	USD	250	250,013
Mariner CLO LLC, 7.08%, 07/23/29 (Call 04/23/24), (3-mo. CME Term SOFR + 1.762%)(a)(b)	USD	250	249,625
Mariner Finance Issuance Trust
2.19%, 08/21/34 (Call 02/20/24)(a)	USD	114	112,128
6.45%, 10/20/37 (Call 10/20/24)(a)	USD	597	601,494
2.33%, 03/20/36 (Call 03/20/26)(a)	USD	350	313,818
7.11%, 10/22/35(a)	USD	210	216,072
6.70%, 10/22/35(a)	USD	400	408,670
7.90%, 10/22/35(a)	USD	1,395	1,442,485
8.85%, 10/22/35(a)	USD	1,000	1,035,623
2.10%, 11/20/36 (Call 11/20/26)(a)	USD	1,590	1,444,217
3.42%, 11/20/36(a)	USD	1,177	1,025,033
Mercedes-Benz Auto Receivables Trust, 5.09%, 01/15/26 (Call 11/15/26)	USD	64	63,420
MF1 LLC, 7.05%, 03/19/39, (1-mo. SOFR + 1.737%)(b)	USD	1,295	1,291,762
MMAF Equipment Finance LLC, 5.10%, 07/13/49(a)	USD	1,677	1,682,673
Mosaic Solar Loan Trust
1.64%, 04/22/47 (Call 05/20/37)(a)	USD	337	276,387
4.01%, 06/22/43 (Call 06/20/30)(a)	USD	46	42,388
6.40%, 05/20/53(a)	USD	162	167,154
4.20%, 02/22/44 (Call 11/20/30)(a)	USD	151	139,774
Navient Private Education Loan Trust
7.05%, 10/15/31 (Call 12/15/26), (1-mo. CME Term SOFR + 1.714%)(a)(b)	USD	339	340,225
3.61%, 12/15/59 (Call 03/15/28)(a)	USD	67	65,010
6.90%, 07/16/40 (Call 03/15/29), (1-mo. CME Term SOFR + 1.564%)(a)(b)	USD	380	381,676
Navient Private Education Refi Loan Trust
3.42%, 01/15/43 (Call 01/15/26)(a)	USD	87	84,493
5.51%, 10/15/71 (Call 10/15/32)(a)	USD	291	291,649
3.33%, 05/15/69 (Call 09/15/27)(a)	USD	100	83,067
7.05%, 11/15/68 (Call 06/15/31), (1-mo. CME Term SOFR + 1.714%)(a)(b)	USD	122	123,436
6.35%, 01/15/43 (Call 01/15/26), (1-mo. CME Term SOFR + 1.014%)(a)(b)	USD	87	86,606
6.50%, 12/15/59 (Call 09/15/31), (1-mo. CME Term SOFR + 1.164%)(a)(b)	USD	783	780,016
0.84%, 05/15/69 (Call 06/15/28)(a)	USD	92	81,523
Series 2020-IA, Class A1B, 6.45%, 04/15/69 (Call 12/15/31), (1-mo. CME Term SOFR + 1.114%)(a)(b)	USD	296	294,649
Series 2021-DA, Class A, 6.51%, 04/15/60 (Call 05/15/32), (PRIME - 1.990%)(a)(b)	USD	943	906,639
Navient Student Loan Trust, 7.05%, 03/15/72, (30-day SOFR + 1.700%)(a)	USD	94	94,027

Security		Par (000)	Value

Nelnet Student Loan Trust
6.48%, 04/20/62 (Call 09/20/29), (1-mo. CME Term SOFR + 1.144%)(a)(b)	USD	300	$294,726
2.85%, 04/20/62 (Call 08/20/31)(a)	USD	300	251,812
6.14%, 04/20/62 (Call 12/20/31), (1-mo. CME Term SOFR + 0.804%)(a)(b)	USD	358	353,228
1.36%, 04/20/62 (Call 09/20/29)(a)	USD	353	320,823
7.59%, 11/25/53, (30-day SOFR + 2.250%)(a)(b)	USD	538	535,990
2.85%, 04/20/62 (Call 08/20/31)(a)	USD	1,483	1,244,789
Series 2021-A, Class A1, 6.25%, 04/20/62 (Call 02/20/29), (1-mo. CME Term SOFR + 0.914%)(a)(b)	USD	337	334,794
Series 2021-BA, Class AFL, 6.23%, 04/20/62 (Call 07/20/29), (1-mo. CME Term SOFR + 0.894%)(a)(b)	USD	160	158,124
Neuberger Berman CLO XVII Ltd., 6.61%, 04/22/29 (Call 04/22/24), (3-mo. CME Term SOFR + 1.292%)(a)(b)	USD	776	775,801
Neuberger Berman CLO XX Ltd., 6.74%, 07/15/34 (Call 04/15/24), (3-mo. CME Term SOFR + 1.422%)(a)(b)	USD	500	500,807
Neuberger Berman Loan Advisers CLO 25 Ltd., 6.49%, 10/18/29 (Call 04/18/24), (3-mo. CME Term SOFR + 1.192%)(a)(b)	USD	2,536	2,536,409
Neuberger Berman Loan Advisers CLO 26 Ltd., 6.48%, 10/18/30 (Call 04/18/24), (3-mo. CME Term SOFR + 1.182%)(a)(b)	USD	940	939,277
Neuberger Berman Loan Advisers CLO 31 Ltd., 6.62%, 04/20/31 (Call 04/20/24), (3-mo. LIBOR US + 1.040%)(a)(b)	USD	250	250,752
Neuberger Berman Loan Advisers CLO 39 Ltd., 7.18%, 01/20/32, (3-mo. SOFR + 1.861%)(a)(b)	USD	250	250,899
Neuberger Berman Loan Advisers CLO 40 Ltd., 6.64%, 04/16/33 (Call 04/16/24), (3-mo. LIBOR US + 1.060%)(a)(b)	USD	250	250,405
Neuberger Berman Loan Advisers CLO 45 Ltd., 6.71%, 10/14/35 (Call 04/14/24), (3-mo. CME Term SOFR + 1.392%)(a)(b)	USD	255	255,354
Neuberger Berman Loan Advisers CLO 49 Ltd., 6.74%, 07/25/34 (Call 04/25/24), (3-mo. CME Term SOFR + 1.420%)(a)(b)	USD	500	501,305
Neuberger Berman Loan Advisers CLO Ltd.
7.32%, 07/25/34, (3-mo. SOFR + 2.000%)(a)(b)	USD	250	251,275
6.70%, 10/19/31, (3-mo. SOFR + 1.391%)(a)(b)	USD	1,215	1,216,349
Nissan Auto Lease Trust, 5.10%, 03/17/25 (Call 08/15/25)	USD	94	94,179
NYACK Park CLO Ltd., 6.70%, 10/20/34(a)(b)	USD	252	252,404
OCP CLO Ltd.
6.62%, 07/20/32 (Call 04/20/24), (3-mo. CME Term SOFR + 1.302%)(a)(b)	USD	1,000	1,002,080
6.57%, 01/15/33 (Call 04/15/24), (3-mo. CME Term SOFR + 1.250%)(a)(b)	USD	1,000	1,000,056
6.67%, 04/26/31 (Call 04/26/24), (3-mo. CME Term SOFR + 1.342%)(a)(b)	USD	1,314	1,316,951
7.28%, 07/20/34 (Call 04/20/24), (3-mo. CME Term SOFR + 1.962%)(a)(b)	USD	1,000	1,001,597

22	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Flexible Income ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Octagon Investment Partners 18-R Ltd., 6.54%, 04/16/31 (Call 04/16/24), (3-mo. CME Term SOFR + 1.222%)(a)(b)	USD	1,721	$1,723,678
Octagon Investment Partners 32 Ltd., 6.53%, 07/15/29 (Call 04/15/24), (3-mo. CME Term SOFR + 1.212%)(a)(b)	USD	1,484	1,485,064
Octagon Investment Partners 35 Ltd., 6.64%, 01/20/31 (Call 04/20/24), (3-mo. CME Term SOFR + 1.322%)(a)(b)	USD	221	221,503
Octagon Investment Partners 36 Ltd., 6.55%, 04/15/31 (Call 04/15/24), (3-mo. CME Term SOFR + 1.232%)(a)(b)	USD	602	601,860
Octagon Investment Partners 48 Ltd., 6.73%, 10/20/34 (Call 04/20/24), (3-mo. CME Term SOFR + 1.412%)(a)(b)	USD	1,000	1,000,014
Octagon Investment Partners XVI Ltd., 6.60%, 07/17/30 (Call 04/17/24), (3-mo. CME Term SOFR + 1.282%)(a)(b)	USD	237	237,546
Octagon Investment Partners XVII Ltd. Series 2013-1A, Class A1R2, 6.59%, 01/25/31 (Call 04/25/24), (3-mo. SOFR + 1.262%)(a)(b)	USD	203	202,708
Octagon Investment Partners XXI Ltd., 6.64%, 02/14/31 (Call 02/14/24), (3-mo. LIBOR US + 1.000%)(a)(b)	USD	2,335	2,336,905
OHA Credit Funding 10 Ltd., 6.69%, 01/18/36 (Call 04/18/24), (3-mo. CME Term SOFR + 1.392%)(a)(b)	USD	250	250,613
OHA Credit Funding 2 Ltd., 6.73%, 04/21/34, (3-mo. CME Term SOFR + 1.412%)(a)(b)	USD	500	500,837
OHA Credit Funding 3 Ltd. Series 2019 3A, Class AR, 6.72%, 07/02/35 (Call 04/20/24)(a)(b)	USD	500	500,758
OHA Credit Partners XVI, 6.71%, 10/18/34 (Call 04/18/24), (3-mo. LIBOR US + 1.150%)(a)(b)	USD	625	625,811
OHA Loan Funding Ltd.
6.72%, 01/19/37, (3-mo. LIBOR US + 1.150%)(a)(b)	USD	250	250,062
6.84%, 01/20/33 (Call 04/20/24), (3-mo. CME Term SOFR + 1.522%)(a)(b)	USD	250	250,272
7.27%, 01/19/37, (3-mo. SOFR + 1.961%)(a)(b)	USD	500	502,450
OneMain Direct Auto Receivables Trust, 6.95%, 03/14/29 (Call 04/14/26), (30-day SOFR + 1.600%)(a)(b)	USD	678	681,654
OneMain Financial Issuance Trust
3.14%, 10/14/36 (Call 10/14/26)(a)	USD	350	329,332
2.47%, 06/16/36 (Call 06/14/26)(a)	USD	500	423,114
4.89%, 10/14/34 (Call 10/14/24)(a)	USD	1,893	1,880,592
5.94%, 05/15/34 (Call 01/14/25)(a)	USD	620	624,332
1.75%, 09/14/35 (Call 09/14/25)(a)	USD	500	463,218
5.50%, 06/14/38 (Call 06/14/28)(a)	USD	400	405,254
1.95%, 06/16/36(a)	USD	200	175,047
2.21%, 09/14/35 (Call 09/14/25)(a)	USD	392	352,058
7.52%, 09/15/36(a)	USD	595	616,919
3.66%, 10/14/36(a)	USD	225	202,409
6.17%, 09/15/36(a)	USD	323	330,057
7.49%, 06/14/38(a)	USD	595	614,235
2.76%, 09/14/35 (Call 09/14/25)(a)	USD	575	513,982
4.04%, 03/14/33 (Call 02/14/24)(a)	USD	340	333,852
5.77%, 03/14/33(a)	USD	701	691,287

Security		Par (000)	Value

Palmer Square CLO Ltd.
6.73%, 07/15/34 (Call 04/15/24), (3-mo. LIBOR US + 1.150%)(a)(b)	USD	250	$250,319
7.12%, 07/20/35(a)(b)	USD	250	250,399
6.79%, 11/14/34 (Call 02/14/24), (3-mo. LIBOR US + 1.150%)(a)(b)	USD	250	250,357
7.92%, 01/20/36 (Call 01/20/25), (3-mo. CME Term SOFR + 2.600%)(a)(b)	USD	250	252,125
7.23%, 01/15/35 (Call 04/15/24), (3-mo. CME Term SOFR + 1.912%)(a)(b)	USD	500	501,600
7.56%, 10/20/33, (3-mo. SOFR + 2.150%)(a)	USD	250	250,475
Palmer Square European CLO DAC, 7.92%, 01/15/38, (3-mo. EURIBOR + 4.000%)(b)(c)	EUR	372	402,020
Palmer Square Loan Funding Ltd.
6.38%, 07/20/29 (Call 04/20/24), (3-mo. CME Term SOFR + 1.062%)(a)(b)	USD	118	118,250
6.88%, 05/20/29 (Call 02/20/24), (3-mo. CME Term SOFR + 1.512%)(a)(b)	USD	250	248,455
6.98%, 07/20/29 (Call 04/20/24), (3-mo. CME Term SOFR + 1.662%)(a)(b)	USD	1,690	1,683,691
Peace Park CLO Ltd. Series 2021 1A, Class A, 6.71%, 10/20/34 (Call 04/20/24), (3 mo. LIBOR US + 1.130%)(a)(b)	USD	287	287,964
PFS Financing Corp.
4.90%, 08/15/27(a)	USD	1,172	1,153,465
1.00%, 01/15/28, (30-day SOFR + 1.300%)(a)(b)	USD	1,900	1,900,000
Rad CLO 10 Ltd., 6.98%, 04/23/34, (3-mo. SOFR + 1.661%)(a)(b)	USD	250	248,450
Rad CLO 7 Ltd., 6.78%, 04/17/33 (Call 04/17/24), (3-mo. CME Term SOFR + 1.462%)(a)(b)	USD	250	250,046
Regatta XVIII Funding Ltd., 6.68%, 01/15/34, (3-mo. LIBOR US + 1.100%)(a)(b)	USD	500	501,164
Regatta XX Funding Ltd., 6.74%, 10/15/34, (3-mo. CME Term SOFR + 1.422%)(a)(b)	USD	1,000	1,001,479
Regatta XXIV Funding Ltd., 6.73%, 01/20/35(a)(b)	USD	1,000	1,001,157
Regional Management Issuance Trust
7.10%, 11/17/32 (Call 11/15/24)(a)	USD	287	289,876
2.34%, 10/15/30 (Call 02/15/24)(a)	USD	1,365	1,334,302
1.68%, 03/17/31 (Call 03/15/24)(a)	USD	2,871	2,769,216
1.90%, 08/15/33 (Call 08/15/26)(a)	USD	350	310,894
2.42%, 03/17/31 (Call 03/15/24)(a)	USD	400	366,790
2.35%, 08/15/33(a)(c)	USD	210	179,124
Republic Finance Issuance Trust, 2.30%, 12/22/31 (Call 12/20/24)(a)	USD	315	299,580
Rockford Tower CLO Ltd., 6.77%, 10/20/30 (Call 04/20/24), (3-mo. CME Term SOFR + 1.452%)(a)(b)	USD	755	755,400
RR 1 LLC
6.73%, 07/15/35 (Call 04/15/24), (3-mo. CME Term SOFR + 1.412%)(a)(b)	USD	250	250,388
7.18%, 07/15/35, (3-mo. SOFR + 1.861%)(a)(b)	USD	250	250,523
RR 16 Ltd., 6.69%, 07/15/36 (Call 04/15/24), (3-mo. LIBOR US + 1.110%)(a)(b)	USD	250	250,614
RR 18 Ltd., 7.18%, 10/15/34, (3-mo. SOFR + 1.861%)(a)	USD	250	250,023
RR 8 Ltd., 7.15%, 04/15/33, (3-mo. SOFR + 1.831%)(a)	USD	500	499,498

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Flexible Income ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

RR15 Ltd., 7.03%, 04/15/36, (3-mo. SOFR + 1.711%)(a)(b)	USD	300	$297,900
RRX 4 Ltd. Series 2021 4A, Class A1, 6.78%, 07/15/34 (Call 04/15/24)(a)(b)	USD	250	250,377
RRX 5 Ltd., 7.38%, 07/15/34 (Call 04/15/24), (3-mo. CME Term SOFR + 2.062%)(a)(b)	USD	1,000	1,001,997
Service Experts Issuer LLC, 2.67%, 02/02/32 (Call 01/20/29)(a)	USD	54	50,193
Signal Peak CLO 8 Ltd., 6.85%, 04/20/33 (Call 04/20/24), (3-mo. CME Term SOFR + 1.532%)(a)(b)	USD	1,000	1,001,991
Sixth Street CLO XIX Ltd., 7.28%, 07/20/34, (3-mo. SOFR + 1.961%)(a)	USD	500	501,000
Sixth Street CLO XX Ltd., 7.23%, 10/20/34 (Call 04/20/24), (3-mo. CME Term SOFR + 1.912%)(a)(b)	USD	250	251,300
SLM Private Credit Student Loan Trust
5.89%, 12/16/41 (Call 06/15/29), (3-mo. CME Term SOFR + 0.502%)(b)	USD	525	513,554
6.08%, 09/15/33 (Call 03/15/24), (3-mo. CME Term SOFR + 0.692%)(b)	USD	334	328,218
Series 2004-A, Class A3, 6.05%, 06/15/33 (Call 03/15/24), (3-mo. SOFR + 0.662%)(b)	USD	538	532,389
Series 2005-A, Class A4, 5.96%, 12/15/38 (Call 03/15/24), (3-mo. SOFR + 0.572%)(b)	USD	1,926	1,893,832
Series 2006-A, Class A5, 5.94%, 06/15/39 (Call 03/15/28), (3-mo. SOFR + 0.552%)(b)	USD	100	97,205
SLM Private Education Loan Trust, 10.20%, 10/15/41 (Call 08/15/30), (1-mo. CME Term SOFR + 4.864%)(a)(b)	USD	228	241,165
SMB Private Education Loan Trust
3.44%, 07/15/36(a)	USD	186	179,455
6.25%, 01/15/53, (1-mo. CME Term SOFR + 0.914%)(a)(b)	USD	556	548,390
6.80%, 02/16/55, (30-day SOFR + 1.450%)(a)(b)	USD	1,162	1,162,983
6.45%, 06/15/37, (1-mo. CME Term SOFR + 1.114%)(a)(b)	USD	261	258,904
4.48%, 05/16/50(a)	USD	655	638,166
1.59%, 01/15/53(a)	USD	101	90,459
7.15%, 10/16/56, (30-day SOFR + 1.800%)(a)(b)	USD	1,312	1,334,184
2.84%, 06/15/37(a)	USD	302	287,114
1.34%, 03/17/53(a)	USD	50	44,959
2.23%, 09/15/37(a)	USD	167	156,257
6.20%, 10/15/35, (1-mo. CME Term SOFR + 0.864%)(a)(b)	USD	54	53,543
5.67%, 11/15/52(a)	USD	1,392	1,409,128
6.90%, 11/15/52, (30-day SOFR + 1.550%)(a)	USD	224	224,947
6.28%, 09/15/37, (1-mo. SOFR + 0.944%)(a)(b)	USD	139	137,805
6.17%, 01/15/37, (1-mo. CME Term SOFR + 0.834%)(a)(b)	USD	289	287,087
3.50%, 09/15/43 (Call 10/15/28)(a)	USD	77	74,579
3.50%, 06/17/41(a)	USD	100	94,513
6.18%, 01/15/53, (1-mo. CME Term SOFR + 0.844%)(a)(b)	USD	352	347,322

Security		Par (000)	Value

6.55%, 09/15/34, (1-mo. CME Term SOFR + 1.214%)(a)(b)	USD	122	$121,696
3.50%, 02/15/36(a)	USD	54	52,793
6.32%, 07/15/36, (1-mo. CME Term SOFR + 0.984%)(a)(b)	USD	353	351,272
6.30%, 09/15/54, (1-mo. CME Term SOFR + 0.964%)(a)(b)	USD	787	778,898
2.50%, 09/15/54(a)	USD	380	313,725
6.85%, 01/15/53, (30-day SOFR + 1.500%)(a)(b)	USD	260	261,734
1.07%, 01/15/53(a)	USD	469	415,276
6.55%, 07/15/53, (1-mo. CME Term SOFR + 1.214%)(a)(b)	USD	261	259,972
Series 2017-A, Class A2B, 6.35%, 09/15/34, (1-mo. CME Term SOFR + 1.014%)(a)(b)	USD	92	91,449
SoFi Personal Loan Trust, 6.00%, 11/12/30(d)	USD	153	153,451
SoFi Professional Loan Program LLC
3.59%, 01/25/48 (Call 04/25/26)(a)	USD	46	44,464
3.12%, 05/15/46 (Call 08/15/27)(a)	USD	365	299,169
Stratus CLO Ltd.
6.98%, 12/29/29 (Call 04/20/24), (3-mo. CME Term SOFR + 1.662%)(a)(b)	USD	250	249,375
6.53%, 12/29/29 (Call 04/20/24), (3-mo. CME Term SOFR + 1.212%)(a)(b)	USD	311	310,668
6.38%, 12/29/29 (Call 04/20/24), (3-mo. CME Term SOFR + 1.062%)(a)(b)	USD	2,359	2,360,882
Symphony CLO 38 Ltd., 8.22%, 04/24/36 (Call 04/24/25), (3-mo. CME Term SOFR + 2.900%)(a)(b)	USD	250	249,398
Symphony CLO Ltd., 7.57%, 04/24/36, (3-mo. SOFR + 2.250%)(a)(b)	USD	250	249,996
Symphony CLO XIX Ltd., 6.54%, 04/16/31 (Call 04/16/24), (3-mo. CME Term SOFR + 1.222%)(a)(b)	USD	460	460,441
TICP CLO VI Ltd., 6.70%, 01/15/34 (Call 04/15/24), (3-mo. LIBOR US + 1.120%)(a)(b)	USD	250	250,828
TICP CLO XII Ltd., 6.75%, 07/15/34 (Call 04/15/24), (3-mo. LIBOR US + 1.170%)(a)(b)	USD	250	250,684
TICP CLO XIV Ltd., 7.23%, 10/20/32 (Call 04/20/24), (3-mo. LIBOR US + 1.650%)(a)(b)	USD	250	250,524
Tikehau CLO VI DAC, 7.54%, 01/15/35, (3-mo. EURIBOR + 3.600%)(b)(c)	EUR	1,000	1,069,888
Trestles CLO V Ltd., 6.75%, 10/20/34 (Call 04/20/24), (3-mo. SOFR + 1.432%)(a)(b)	USD	250	249,735
Verizon Master Trust, 4.83%, 12/22/31(a)	USD	345	348,341
Voya CLO Ltd.
7.23%, 10/17/32 (Call 04/17/24), (3-mo. CME Term SOFR + 1.912%)(a)(b)	USD	250	250,050
6.60%, 04/17/30 (Call 04/17/24), (3-mo. CME Term SOFR + 1.282%)(a)(b)	USD	132	131,948
7.47%, 10/20/36, (3-mo. SOFR + 2.150%)(a)(b)	USD	400	405,337
6.58%, 07/15/31 (Call 04/15/24), (3-mo. CME Term SOFR + 1.262%)(a)(b)	USD	207	207,307
Voya Euro CLO IV DAC, 7.04%, 10/15/34(b)(c)	EUR	500	522,905
Voya Ltd. Series 2012-4, , 6.58%, 10/15/30 (Call 04/15/24), (3-mo. SOFR + 1.262%)(a)(b)	USD	176	176,420

24	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Flexible Income ETF (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Whitebox CLO II Ltd.
6.80%, 10/24/34 (Call 04/24/24), (3-mo. LIBOR US + 1.220%)(a)(b)	USD	250	$250,508
7.33%, 10/24/34 (Call 04/24/24), (3-mo. CME Term SOFR + 2.012%)(a)(b)	USD	250	251,098

Total Asset-Backed Securities — 14.0% (Cost: $189,045,616)			190,105,843

Collaterized Mortgage Obligations

Mortgage-Backed Securities — 9.3%
A&D Mortgage Trust, 6.20%, 02/25/69(a)		$1,000	1,003,356
Angel Oak Mortgage Trust
3.35%, 01/25/67 (Call 03/25/24)(a)(b)		217	197,945
5.21%, 08/25/68(a)		1,450	1,427,699
Arbor Multifamily Mortgage Securities Trust, 1.75%, 05/15/53 (Call 05/15/30)(a)		190	121,726
BAMLL Commercial Mortgage Securities Trust
6.78%, 09/15/34, (1-mo. LIBOR US + 1.150%)(a)(b)		150	149,438
7.35%, 03/15/37 (Call 03/15/24), (1-mo. CME Term SOFR + 2.014%)(a)(b)		1,500	1,500,876
Series 2018-DSNY, Class A, 6.48%, 09/15/34, (1-mo. CME Term SOFR + 0.897%)(a)(b)		1,500	1,499,310
Bank of America Merrill Lynch Commercial Mortgage Trust, 3.75%, 02/15/50 (Call 02/15/27)		420	396,664
Beast Mortgage Trust
6.20%, 04/15/36 (Call 04/15/24), (1-mo. CME Term SOFR + 0.864%)(a)(b)		1,265	1,250,373
7.55%, 04/15/36 (Call 04/15/24), (1-mo. CME Term SOFR + 2.214%)(a)(b)		70	66,696
Benchmark Mortgage Trust, 1.05%, 07/15/56(b)		2,999	95,353
BHMS Mortgage Trust, 6.88%, 07/15/35, (1-mo. CME Term SOFR + 1.547%)(a)(b)		945	937,985
BHP Trust, 6.90%, 08/15/36, (1-mo. CME Term SOFR + 1.569%)(a)(b)		693	687,153
BINOM Securitization Trust, 2.03%, 06/25/56 (Call 12/25/24)(a)(b)		1,392	1,211,564
BPR Trust, 6.50%, 09/15/38, (1-mo. CME Term SOFR + 1.164%)(a)(b)		525	516,814
BWAY Mortgage Trust, 2.81%, 03/10/33 (Call 03/10/25)(a)		558	546,347
BX Commercial Mortgage Trust
6.10%, 05/15/38, (1-mo. LIBOR US + 0.652%)(a)(b)		684	676,971
6.12%, 06/15/38, (1-mo. LIBOR US + 0.670%)(a)(b)		1,810	1,791,720
6.35%, 02/15/39(a)(b)		1,458	1,445,822
6.38%, 10/15/37, (1-mo. CME Term SOFR + 1.044%)(a)(b)		119	118,820
6.44%, 02/15/39, (1-mo. SOFR + 1.442%)(a)		1,800	1,795,500
7.09%, 12/09/40, (1-mo. SOFR + 1.761%)(a)		1,250	1,257,813
7.15%, 10/15/37, (1-mo. CME Term SOFR + 1.814%)(a)(b)		788	779,625
7.45%, 06/15/27, (1-mo. CME Term SOFR + 2.115%)(a)(b)		1,490	1,495,713
8.14%, 02/15/39, (1-mo. SOFR + 3.139%)(b)		900	897,750
8.47%, 06/15/27, (1-mo. CME Term SOFR + 3.141%)(a)(b)		580	581,269

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
9.22%, 06/15/27, (1-mo. SOFR + 3.888%)(a)(b)	$600	$601,125
Series 2019-XL, Class A, 6.37%, 10/15/36, (1 mo. LIBOR US + 0.920%)(a)(b)	198	197,986
BX Trust
6.15%, 01/15/34, (1-mo. CME Term SOFR + 0.814%)(a)(b)	1,992	1,974,226
6.25%, 02/15/36, (1-mo. CME Term SOFR + 0.914%)(a)(b)	2,600	2,578,063
6.33%, 01/15/39, (1-mo. CME Term SOFR + 1.000%)(a)(b)	1,800	1,785,375
6.65%, 01/15/34, (1-mo. CME Term SOFR + 1.314%)(a)(b)	115	113,646
6.80%, 02/15/36, (1-mo. SOFR + 1.464%)(a)(b)	100	98,505
6.82%, 04/15/37, (1-mo. CME Term SOFR + 1.491%)(a)(b)	1,160	1,157,379
6.85%, 05/15/35, (1-mo. CME Term SOFR + 1.517%)(a)(b)	1,540	1,526,525
6.91%, 01/15/39, (1-mo. CME Term SOFR + 1.580%)(a)(b)	60	58,800
6.94%, 02/15/41, (1-mo. SOFR + 1.642%)(a)(b)	1,750	1,749,453
7.09%, 10/15/36, (1-mo. CME Term SOFR + 1.760%)(a)(b)	400	392,250
7.50%, 08/15/39, (1-mo. CME Term SOFR + 2.165%)(a)(b)	476	477,201
8.00%, 08/15/41, (1-mo. CME Term SOFR + 2.664%)(a)(b)	253	253,513
8.02%, 05/15/38(a)(b)	2,463	2,484,551
8.67%, 05/15/38, (1-mo. CME Term SOFR + 3.339%)(a)(b)	715	723,044
9.39%, 08/15/43, (1-mo. CME Term SOFR + 4.061%)(a)(b)	992	994,170
Series 2019-ATL, Class A, 6.54%, 10/15/36, (1 mo. LIBOR US + 1.087%)(a)(b)	500	496,814
CD Mortgage Trust, 4.51%, 08/15/51(b)	430	404,407
CENT Trust, 7.95%, 09/15/38, (1-mo. SOFR + 2.620%)(a)	2,600	2,619,500
CFCRE Commercial Mortgage Trust, 3.69%,
05/10/58 (Call 05/10/26)	435	411,876
CFK Trust, 2.39%, 03/15/39(a)	500	443,622
Chase Home Lending Mortgage Trust, 6.00%, 01/25/55(a)(b)	2,000	1,993,125
Citigroup Commercial Mortgage Trust
2.86%, 11/10/42(a)	100	83,530
3.58%, 04/10/49	1,000	951,544
4.41%, 06/10/51(b)	425	406,601
COAST Commercial Mortgage Trust, 7.92%,
08/15/36, (1-mo. SOFR + 2.591%)(a)	245	245,226
Cold Storage Trust
8.95%, 11/15/37, (1-mo. CME Term SOFR + 3.607%)(a)(b)	133	131,805
Series 2020-ICE5, Class A, 6.35%, 11/15/37, (1-mo. CME Term SOFR + 1.014%)(a)(b)	516	514,460
COLT Mortgage Loan Trust
1.21%, 07/27/54(a)	1,082	945,284
3.70%, 03/25/65(a)(b)	1,500	1,406,439
5.84%, 02/25/69(a)	2,000	1,999,974
Commission Mortgage Trust
3.53%, 02/10/48 (Call 01/10/27)	50	48,237

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Flexible Income ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
3.80%, 09/10/50	$400	$367,512
3.83%, 02/10/48 (Call 01/10/27)(b)	205	194,806
Series 2014-UBS2, Class A5, 3.96%, 03/10/47 (Call 03/10/24)	20	19,831
Series 2015-CR22, Class AM, 3.60%, 03/10/48 (Call 03/10/25)(b)	325	309,599
Series 2015-CR24, Class A5, 3.70%, 08/10/48 (Call 06/10/26)	100	97,293
Credit Suisse Mortgage Capital Certificates
6.61%, 05/15/36, (1-mo. CME Term SOFR + 1.277%)(a)(b)	200	199,254
Series 2019-ICE4, Class A, 6.36%, 05/15/36, (1-mo. CME Term SOFR + 1.027%)(a)(b)	1,995	1,993,790
Cross Mortgage Trust
6.09%, 12/25/68(a)	1,000	999,998
7.14%, 11/25/68(a)(e)	980	997,729
CSAIL Commercial Mortgage Trust
3.59%, 12/15/52	72	62,106
3.61%, 06/15/52	915	813,654
4.17%, 11/15/48(b)	720	694,186
CSMC Trust
2.39%, 07/15/31(a)	1,000	921,983
2.82%, 08/15/37(a)	550	509,493
4.05%, 12/15/49(b)	900	828,562
8.48%, 09/09/24, (1-mo. CME Term SOFR + 3.143%)(a)(b)	615	618,459
DBGS Mortgage Trust, 6.93%, 05/15/35, (1-mo. CME Term SOFR + 1.596%)(a)(b)	475	470,405
DBJPM Mortgage Trust, 3.56%, 06/10/50 (Call 06/10/27)(b)	250	223,491
Deephaven Residential Mortgage Trust
0.90%, 04/25/66 (Call 02/25/24)(a)(b)	355	308,480
1.19%, 08/25/66 (Call 02/25/24)(a)(b)	966	823,306
Extended Stay America Trust
9.15%, 07/15/38, (1-mo. CME Term SOFR + 3.814%)(a)(b)	1,324	1,317,103
Series 2021-ESH, Class A, 6.53%, 07/15/38, (1-mo. CME Term SOFR + 1.194%)(a)(b)	2,015	2,008,427
Federal Home Loan Mortgage Corp. Multifamily
Structured Pass-Through Certificates, 0.44%, 06/25/33(b)	4,245	95,475
GCAT Trust
2.89%, 12/27/66 (Call 01/25/34)(a)(b)	1,129	1,018,821
2.94%, 04/25/65(a)(e)	200	189,999
3.33%, 02/25/67(a)	1,071	998,060
3.69%, 11/25/59 (Call 02/25/24)(a)(b)	813	772,918
GS Mortgage Securities Corp. II, 7.68%, 09/10/38(a)(b)	510	501,091
GS Mortgage Securities Corp. Trust
6.33%, 11/15/36, (1-mo. CME Term SOFR + 0.999%)(a)(b)	2,500	2,477,344
6.85%, 12/15/36, (1-mo. SOFR + 1.514%)(a)(b)	1,414	1,391,625
7.42%, 03/15/28, (1-mo. CME Term SOFR + 2.091%)(a)(b)	470	470,588
7.53%, 08/15/39, (1-mo. CME Term SOFR + 2.195%)(a)(b)	871	873,178
8.12%, 03/15/28, (1-mo. SOFR + 2.790%)(a)	480	480,150
GS Mortgage Securities Corportation Trust,
6.60%, 10/15/36, (1-mo. CME Term SOFR + 1.264%)(a)(b)	100	96,000

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
GS Mortgage Securities Trust, Series 2015-GC32, Class C, 4.55%, 07/10/48(b)	$205	$191,248
Hawaii Hotel Trust, 6.53%, 05/15/38, (1-mo. CME Term SOFR + 1.197%)(a)(b)	130	129,513
Hilton USA Trust, 3.72%, 11/05/38(a)	200	191,292
HONO Mortgage Trust, 6.60%, 10/15/36, (1-mo. CME Term SOFR + 1.264%)(a)(b)	2,000	1,926,540
Hudson Yards Mortgage Trust, 3.04%, 12/10/41(a)(b)	110	96,965
INTOWN Mortgage Trust, 7.82%, 08/15/39 (Call 08/15/24), (1-mo. CME Term SOFR + 2.489%)(a)(b)	1,745	1,752,657
J.P. Morgan Chase Commercial Mortgage Securities Trust, 8.71%, 12/15/36, (1-mo. SOFR + 3.372%)(a)(b)	333	333,211
J.P. Morgan Mortgage Trust
0.00%, 06/25/51, (30-day SOFR + 5.350%)(a)(b)	1,231	87,601
5.25%, 11/25/63(a)(b)	480	459,226
5.99%, 06/25/51(a)(b)	1,226	1,126,891
JP Morgan Chase Commercial Mortgage Securities Trust
2.95%, 09/06/38(a)(b)	1,180	1,105,136
6.25%, 04/15/38, (1-mo. CME Term SOFR + 0.914%)(a)(b)	1,701	1,694,436
8.21%, 12/15/36, (1-mo. SOFR + 2.872%)(a)(b)	238	238,155
JPMBB Commercial Mortgage Securities Trust,
3.97%, 03/17/49	430	408,388
KKR Industrial Portfolio Trust, 9.20%, 12/15/37, (1-mo. CME Term SOFR + 3.864%)(a)(b)	352	352,199
KSL Commercial Mortgage Trust
2.36%, 12/15/36(a)(b)(d)	22,000	498,412
7.62%, 12/15/36, (1-mo. SOFR + 2.290%)(a)(b)	175	175,657
9.62%, 12/15/36, (1-mo. SOFR + 4.287%)(a)	380	382,375
Life Mortgage Trust, 6.15%, 03/15/38, (1-mo. CME Term SOFR + 0.814%)(a)(b)	2,163	2,137,476
LUX, 8.02%, 08/15/40, (1-mo. SOFR + 2.689%)	270	272,025
Med Trust
6.40%, 11/15/38(a)(b)	476	470,960
6.90%, 11/15/38, (1-mo. CME Term SOFR + 1.564%)(a)(b)	124	122,848
8.60%, 11/15/38, (1-mo. CME Term SOFR + 3.264%)(a)(b)	234	229,180
MF1 Trust
6.40%, 12/15/34, (1-mo. CME Term SOFR + 1.070%)(a)(b)	130	127,046
6.70%, 12/15/34, (SOFR + 1.370%)(a)(b)	100	96,038
MHC Commercial Mortgage Trust, 6.25%, 04/15/38, (1 mo. LIBOR US + 0.801%)(a)(b)	2,097	2,084,740
MHP
6.15%, 07/15/38, (1-mo. CME Term SOFR + 0.814%)(a)(b)	320	316,300
6.50%, 07/15/38, (1-mo. CME Term SOFR + 1.164%)(a)(b)	215	211,372
6.80%, 07/15/38, (1-mo. CME Term SOFR + 1.464%)(a)(b)	215	211,103
7.20%, 07/15/38, (1-mo. CME Term SOFR + 1.864%)(a)(b)	350	343,656

26	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Flexible Income ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
MIRA Trust, 6.75%, 06/10/38(a)	$103	$107,455
Morgan Stanley Bank of America Merrill Lynch Trust, 4.67%, 10/15/48 (Call 09/15/25)(b)	117	109,913
Morgan Stanley Capital I Trust
3.52%, 07/15/52 (Call 07/15/29)	895	813,177
3.70%, 06/15/52 (Call 06/15/29)	895	818,253
3.89%, 12/15/50(b)	230	217,090
4.43%, 07/15/51 (Call 07/15/28)(b)	650	617,532
4.62%, 07/15/51 (Call 07/15/28)(b)	182	165,034
6.84%, 07/15/35 (Call 07/15/24), (1-mo. CME Term SOFR + 1.501%)(a)(b)	2,100	2,085,563
6.88%, 11/15/34, (1-mo. CME Term SOFR + 1.422%)(a)(b)	799	790,202
New Residential Mortgage Loan Trust
4.00%, 12/25/57 (Call 05/25/34)(a)(b)	279	265,355
4.01%, 04/25/62(a)(b)	1,059	957,942
4.50%, 02/25/58 (Call 07/25/33)(a)(b)	114	109,969
4.75%, 12/25/57 (Call 07/25/35)(a)(b)	202	196,308
OBX Trust
1.07%, 02/25/66 (Call 03/25/24)(a)(b)	1,765	1,501,016
4.50%, 11/25/48(a)(b)	330	313,345
ONE Mortgage Trust, 6.15%, 03/15/36, (1-mo. CME Term SOFR + 0.814%)(a)(b)	1,000	975,000
One New York Plaza Trust, 6.40%, 01/15/36, (1-mo. CME Term SOFR + 1.064%)(a)(b)	1,000	983,104
OPEN Trust, 8.42%, 10/15/28, (1-mo. SOFR + 3.089%)(a)	301	302,263
ORL Trust, 7.68%, 10/19/36, (1-mo. SOFR + 2.350%)(a)	460	461,006
PRET LLC, 7.14%, 01/25/54(a)	624	624,592
PRKCM Trust, 2.07%, 11/25/56 (Call 07/25/42)(a)(b)	1,174	995,970
RCO Mortgage LLC, 7.02%, 01/25/29(a)(e)	882	881,999
SMRT Commercial Mortgage Trust, 6.33%, 01/15/39, (1-mo. CME Term SOFR + 1.000%)(a)(b)	150	148,343
SREIT Trust
6.18%, 11/15/38, (1-mo. LIBOR US + 0.731%)(a)(b)	1,010	999,395
6.27%, 11/15/36, (1-mo. CME Term SOFR + 0.936%)(a)(b)	1,800	1,785,375
6.82%, 11/15/36, (1-mo. CME Term SOFR + 1.485%)(a)(b)	265	261,356
Taubman Centers Commercial Mortgage Trust, 7.52%, 05/15/37, (1-mo. CME Term SOFR + 2.186%)(a)(b)	1,620	1,615,934
TRK Trust, 4.37%, 06/25/57(a)(e)	1,736	1,578,383
TTAN
6.30%, 03/15/38, (1-mo. CME Term SOFR + 0.964%)(a)(b)	718	712,348
6.80%, 03/15/38, (1-mo. SOFR + 1.464%)(a)	909	896,857
TYSN Mortgage Trust, 6.80%, 12/10/33(a)	560	589,609
UBS Commercial Mortgage Trust, 3.84%, 10/15/50 (Call 10/15/27)(b)	565	523,837
Verus Securitization Trust, 2.23%, 05/25/60 (Call 02/25/24)(a)(b)	1,083	1,065,107
Wells Fargo Commercial Mortgage Trust
2.58%, 09/15/31(a)(b)	695	645,234
3.75%, 03/15/59 (Call 04/15/26)	850	810,161
4.14%, 12/15/49(b)	440	415,560
4.19%, 08/17/36(a)(b)	110	103,117

Security	Par (000)		Value

Mortgage-Backed Securities (continued)
4.40%, 09/15/58(b)		$205	$196,862
4.89%, 01/15/59 (Call 01/15/26)(b)		205	195,229
6.46%, 02/15/37, (1-mo. CME Term SOFR + 1.124%)(a)(b)		500	496,202
6.79%, 02/15/37, (1-mo. CME Term SOFR + 1.454%)(a)(b)		315	311,810
Series 2015-C26, Class AS, 3.58%, 02/15/48 (Call 02/15/25)		300	289,613
Series 2015-C28, Class AS, 3.87%, 05/15/48 (Call 05/15/25)(b)		575	547,688
Series 2015-C31, Class B, 4.48%, 11/15/48(b)		450	425,285
Series 2015-LC20, Class B, 3.72%, 04/15/50 (Call 04/15/25)		150	144,192
Series 2018-C46, Class AS, 4.38%, 08/15/51		660	618,502
Series 2019-C50, Class AS, 4.02%, 05/15/52		870	811,924
Wells Fargo Mortgage-Backed Securities Trust, 3.50%, 07/25/47(a)(b)		141	126,957
WinWater Mortgage Loan Trust
3.50%, 11/20/44(a)(b)		329	275,463
3.50%, 02/20/45(a)(b)		409	369,450
3.92%, 06/20/44 (Call 02/20/24)(a)(b)		449	422,595
4.00%, 09/20/44(a)(b)		117	110,595

			126,420,991

Total Collaterized Mortgage Obligations — 9.3% (Cost: $125,373,912)			126,420,991

Convertible Bonds

Beverages — 0.0%
Davide Campari-Milano NV, 2.38%, 01/17/29(c) .	EUR	700	772,173

Commercial Services — 0.3%
Nexi SpA, Series ., 0.00% 02/24/28(c)(f)	EUR	2,700	2,553,037
Worldline SA/France
0.00%, 07/30/25(c)(f)	EUR	144	171,315
0.00%, 07/30/26(c)(f)	EUR	1,872	1,812,751

			4,537,103

Computers — 0.0%
Atos SE, 0.00% 11/06/24(c)(f)	EUR	500	237,734

Semiconductors — 0.1%
ams-OSRAM AG, Series AMS, 0.00% 03/05/25(c)(f)	EUR	800	807,376

Telecommunications — 0.3%
Cellnex Telecom SA, 2.13%, 08/11/30(c)	EUR	3,300	3,701,668

Total Convertible Bonds — 0.7% (Cost: $10,200,087)			10,056,054

Corporate Bonds & Notes

Advertising — 0.4%
Clear Channel Outdoor Holdings Inc.
5.13%, 08/15/27 (Call 08/15/24)(a)(g)	USD	230	216,612
9.00%, 09/15/28 (Call 09/15/25)(a)(g)	USD	1,539	1,599,894
Lamar Media Corp.
3.63%, 01/15/31 (Call 01/15/26)	USD	300	263,850
3.75%, 02/15/28 (Call 02/15/24)	USD	412	383,160

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Flexible Income ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Advertising (continued)
4.00%, 02/15/30 (Call 02/15/25)	USD	100	$91,510
4.88%, 01/15/29 (Call 01/15/25)	USD	300	290,318
Outfront Media Capital LLC/Outfront Media Capital Corp.
4.25%, 01/15/29 (Call 01/15/25)(a)(g)	USD	1,159	1,033,028
4.63%, 03/15/30 (Call 03/15/25)(a)	USD	300	265,518
Summer BC Holdco B Sarl, 5.75%, 10/31/26 (Call 01/29/24)(c)	EUR	1,262	1,330,869

			5,474,759

Aerospace & Defense — 1.2%
Bombardier Inc.
7.13%, 06/15/26 (Call 06/15/24)(a)	USD	873	880,275
7.88%, 04/15/27 (Call 04/15/24)(a)	USD	91	90,884
8.75%, 11/15/30 (Call 11/15/26)(a)	USD	1,400	1,469,241
L3Harris Technologies Inc.
4.40%, 06/15/28 (Call 03/15/28)	USD	98	96,732
5.40%, 01/15/27	USD	99	100,965
5.40%, 07/31/33 (Call 04/30/33)	USD	961	989,863
Lockheed Martin Corp., 3.90%, 06/15/32 (Call 03/15/32)	USD	55	52,573
Northrop Grumman Corp., 3.25%, 01/15/28 (Call 10/15/27)	USD	86	81,983
Rolls-Royce PLC
3.63%, 10/14/25 (Call 07/14/25)(a)	USD	900	867,438
5.75%, 10/15/27 (Call 07/15/27)(a)	USD	500	500,272
5.75%, 10/15/27 (Call 07/15/27)(c)	GBP	246	312,616
RTX Corp.
2.15%, 05/18/30 (Call 02/18/30)	EUR	1,890	1,870,625
5.15%, 02/27/33 (Call 11/27/32)	USD	863	874,548
5.40%, 05/01/35	USD	445	460,275
6.10%, 03/15/34 (Call 12/15/33)	USD	1,273	1,381,630
Thales SA, 4.25%, 10/18/31(c)	EUR	1,300	1,487,603
TransDigm Inc.
4.63%, 01/15/29 (Call 01/15/25)	USD	1,399	1,308,163
4.88%, 05/01/29 (Call 05/01/24)	USD	172	160,752
6.25%, 03/15/26 (Call 03/15/24)(a)	USD	1,917	1,903,962
6.75%, 08/15/28 (Call 02/15/25)(a)	USD	717	728,732
6.88%, 12/15/30 (Call 08/18/26)(a)	USD	300	307,023
7.13%, 12/01/31 (Call 12/01/26)(a)	USD	612	637,873

			16,564,028

Agriculture — 0.2%
Darling Ingredients Inc.
5.25%, 04/15/27 (Call 04/15/24)(a)	USD	600	589,566
6.00%, 06/15/30 (Call 06/15/25)(a)(g)	USD	212	210,692
Tereos Finance Groupe I SA, 7.25%, 04/15/28 (Call 04/15/25)(c)	EUR	959	1,094,803
Viterra Finance BV, 0.38%, 09/24/25 (Call 08/24/25)(c)	EUR	185	188,785

			2,083,846

Airlines — 0.7%
Air France-KLM, 8.13%, 05/31/28 (Call 02/28/28)(c)	EUR	100	122,116
American Airlines Inc.
7.25%, 02/15/28 (Call 02/15/25)(a)(g)	USD	300	304,068
8.50%, 05/15/29 (Call 11/15/25)(a)	USD	200	212,003
American Airlines Inc./AAdvantage Loyalty IP Ltd.
5.50%, 04/20/26(a)	USD	1,477	1,460,334
5.75%, 04/20/29(a)	USD	1,400	1,374,842

Security		Par (000)	Value

Airlines (continued)
Delta Air Lines Inc.
3.75%, 10/28/29 (Call 07/28/29)	USD	100	$91,895
4.38%, 04/19/28 (Call 01/19/28)	USD	100	96,314
7.38%, 01/15/26 (Call 12/15/25)(g)	USD	797	825,158
Deutsche Lufthansa AG, 2.88%, 02/11/25 (Call 01/11/25)(c)	EUR	200	212,898
International Consolidated Airlines Group SA,
1.50%, 07/04/27 (Call 04/04/27)(c)	EUR	100	99,560
United Airlines Inc.
4.38%, 04/15/26 (Call 10/15/25)(a)	USD	1,297	1,251,139
4.63%, 04/15/29 (Call 10/15/25)(a)	USD	600	555,020
VistaJet Malta Finance PLC/Vista Management Holding Inc.
6.38%, 02/01/30 (Call 02/01/25)(a)(g)	USD	445	322,091
7.88%, 05/01/27 (Call 04/26/24)(a)	USD	1,000	835,230
9.50%, 06/01/28 (Call 06/01/25)(a)(g)	USD	1,631	1,382,060

			9,144,728

Apparel — 0.1%
Hanesbrands Inc.
4.88%, 05/15/26 (Call 02/15/26)(a)(g)	USD	100	96,442
9.00%, 02/15/31 (Call 02/15/26)(a)(g)	USD	1,300	1,310,649
Kering SA, 5.13%, 11/23/26(c)	GBP	400	512,270

			1,919,361

Auto Manufacturers — 1.0%
Allison Transmission Inc.
3.75%, 01/30/31 (Call 01/30/26)(a)(g)	USD	334	292,119
4.75%, 10/01/27 (Call 10/01/24)(a)	USD	300	288,542
5.88%, 06/01/29 (Call 06/01/24)(a)	USD	100	99,383
Ford Motor Co.
3.25%, 02/12/32 (Call 11/12/31)	USD	625	517,389
4.35%, 12/08/26 (Call 09/08/26)	USD	100	97,698
6.10%, 08/19/32 (Call 05/19/32)	USD	539	540,115
Ford Motor Credit Co. LLC
2.75%, 06/14/24	GBP	100	125,199
2.90%, 02/10/29 (Call 12/10/28)	USD	200	175,508
3.63%, 06/17/31 (Call 03/17/31)	USD	200	172,103
4.00%, 11/13/30 (Call 08/13/30)	USD	450	401,356
4.27%, 01/09/27 (Call 11/09/26)	USD	200	192,507
4.69%, 06/09/25 (Call 04/09/25)	USD	200	197,158
5.13%, 06/16/25 (Call 05/16/25)	USD	280	277,565
6.86%, 06/05/26	GBP	100	130,033
General Motors Financial Co. Inc., 4.35%, 01/17/27 (Call 10/17/26)	USD	121	119,165
Jaguar Land Rover Automotive PLC
4.50%, 10/01/27 (Call 07/01/27)(a)	USD	800	757,232
4.50%, 07/15/28 (Call 07/15/24)(c)	EUR	200	212,479
5.50%, 07/15/29 (Call 07/15/24)(a)	USD	200	191,704
Nissan Motor Acceptance Co. LLC, 1.85%, 09/16/26 (Call 08/16/26)(a)	USD	865	782,701
RCI Banque SA, 2.63%, 02/18/30 (Call 02/18/25)(b)(c)	EUR	5,300	5,584,518
Volkswagen Financial Services NV, 6.50%, 09/18/27(c)	GBP	200	262,416
Volkswagen International Finance NV
3.88%, (Call 06/17/29)(b)(c)	EUR	1,700	1,680,845
Series PNC5, 7.50%, (Call 09/06/28)(b)(c)(h)	EUR	100	117,247
Volkswagen Leasing GmbH, 0.63%, 07/19/29(c)	EUR	246	227,889

			13,442,871

28	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Flexible Income ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Auto Parts & Equipment — 1.4%
Adient Global Holdings Ltd.
4.88%, 08/15/26 (Call 08/15/24)(a)	USD	200	$195,059
8.25%, 04/15/31 (Call 04/15/26)(a)	USD	623	657,947
American Axle & Manufacturing Inc.
5.00%, 10/01/29 (Call 10/01/24)(g)	USD	763	667,963
6.88%, 07/01/28 (Call 07/01/24)	USD	300	291,109
Aptiv PLC/Aptiv Corp., 3.25%, 03/01/32 (Call 12/01/31)	USD	1,593	1,404,839
Clarios Global LP, 6.75%, 05/15/25 (Call 05/15/24)(a)	USD	619	618,540
Clarios Global LP/Clarios U.S. Finance Co., 6.75%, 05/15/28 (Call 05/15/25)(a)	USD	917	929,169
Dana Financing Luxembourg Sarl
3.00%, 07/15/29 (Call 07/15/24)(c)	EUR	163	155,322
8.50%, 07/15/31 (Call 07/15/26)(c)	EUR	850	1,001,967
Dana Inc.
4.25%, 09/01/30 (Call 05/01/26)	USD	300	262,311
5.63%, 06/15/28 (Call 06/15/24)	USD	286	276,803
Forvia SE
2.75%, 02/15/27 (Call 02/15/24)(c)	EUR	500	511,490
3.75%, 06/15/28 (Call 01/29/24)(c)	EUR	474	494,963
7.25%, 06/15/26 (Call 11/15/24)(c)	EUR	100	112,592
Goodyear Tire & Rubber Co. (The)
4.88%, 03/15/27 (Call 12/15/26)(g)	USD	423	408,043
5.00%, 05/31/26 (Call 05/31/24)(g)	USD	100	98,057
5.00%, 07/15/29 (Call 04/15/29)(g)	USD	700	656,984
5.25%, 07/15/31 (Call 04/15/31)(g)	USD	500	455,115
5.63%, 04/30/33 (Call 01/30/33)	USD	198	179,155
IHO Verwaltungs GmbH, 8.75%, 05/15/28 (Call 05/15/25), (9.50% PIK)(c)(i)	EUR	1,900	2,217,700
Robert Bosch GmbH, 4.38%, 06/02/43 (Call 03/02/43)(c)	EUR	200	228,815
Schaeffler AG
3.38%, 10/12/28(c)	EUR	300	312,863
4.50%, 08/14/26(c)	EUR	100	109,010
4.75%, 08/14/29(c)	EUR	200	218,867
ZF Europe Finance BV
2.50%, 10/23/27 (Call 07/23/27)(c)	EUR	200	200,470
3.00%, 10/23/29 (Call 07/23/29)(c)	EUR	200	196,061
4.75%, 01/31/29(c)	EUR	3,300	3,547,623
6.13%, 03/13/29 (Call 12/13/28)(c)	EUR	1,100	1,250,223
ZF Finance GmbH
2.25%, 05/03/28 (Call 02/03/28)(c)	EUR	500	488,541
3.75%, 09/21/28 (Call 06/21/28)(c)	EUR	100	103,103
5.75%, 08/03/26 (Call 07/03/26)(c)	EUR	100	110,837
ZF North America Capital Inc., 6.88%, 04/14/28 (Call 03/14/28)(a)	USD	950	978,593

			19,340,134

Banks — 9.7%
AIB Group PLC, 6.25%, (Call 06/23/25)(b)(c)(h)	EUR	2,374	2,535,837
Banca Monte dei Paschi di Siena SpA
6.75%, 03/02/26 (Call 03/02/25), (3-mo. EURIBOR + 3.206%)(b)(c)	EUR	500	548,786
6.75%, 09/05/27, (3-mo. EURIBOR + 3.283%)(c)	EUR	451	508,719
Banco Bilbao Vizcaya Argentaria SA
6.00%, (Call 03/29/24)(b)(c)(h)	EUR	200	215,881
Series ., 6.00%, (Call 01/15/26)(b)(c)(h)	EUR	1,000	1,069,893
Banco BPM SpA
2.88%, 06/29/31 (Call 06/29/26)(b)(c)	EUR	1,000	1,021,607
3.25%, 01/14/31 (Call 01/14/26)(b)(c)	EUR	600	628,157

Security		Par (000)	Value

Banks (continued)
3.38%, 01/19/32 (Call 01/19/27)(b)(c)	EUR	200	$203,447
4.25%, 10/01/29 (Call 10/01/24)(b)(c)	EUR	100	107,416
4.88%, 01/17/30, (3-mo. EURIBOR + 2.350%)(c)	EUR	2,450	2,692,054
6.00%, 06/14/28, (3-mo. EURIBOR + 2.800%)(c)	EUR	150	170,254
Banco de Credito Social Cooperativo SA
1.75%, 03/09/28 (Call 03/09/27)(b)(c)	EUR	100	97,716
7.50%, 09/14/29(c)	EUR	800	929,547
Banco de Sabadell SA
4.00%, 01/15/30(c)	EUR	400	437,053
5.13%, 11/10/28 (Call 11/10/27)(b)(c)	EUR	1,600	1,823,312
5.25%, 02/07/29 (Call 02/07/28)(b)(c)	EUR	400	448,829
5.50%, 09/08/29(c)	EUR	400	451,995
5.75%, (Call 03/15/26)(b)(c)(h)	EUR	1,200	1,229,643
6.00%, 08/16/33 (Call 05/16/28)(b)(c)	EUR	1,200	1,316,166
Banco Santander SA
3.50%, 01/09/30(b)(c)	EUR	400	432,156
3.88%, 01/16/28(c)	EUR	1,600	1,764,872
4.38%, (Call 01/14/26)(b)(c)(h)	EUR	600	595,736
Bank of America Corp.
0.58%, 08/08/29 (Call 08/08/28)(b)(c)	EUR	700	666,849
0.69%, 03/22/31 (Call 03/22/30), (3-mo. EURIBOR + 0.790%)(b)(c)	EUR	1,170	1,060,456
1.38%, 05/09/30 (Call 05/09/29)(b)(c)	EUR	1,332	1,290,269
1.73%, 07/22/27 (Call 07/22/26), (1-day SOFR + 0.960%)(b)	USD	3,030	2,792,846
2.09%, 06/14/29 (Call 06/14/28), (1-day SOFR + 1.060%)(b)	USD	1,273	1,128,269
2.30%, 07/21/32 (Call 07/21/31), (1-day SOFR + 1.220%)(b)	USD	178	146,135
2.97%, 02/04/33 (Call 02/04/32), (1-day SOFR + 1.330%)(b)	USD	40	34,124
3.65%, 03/31/29 (Call 03/31/28), (3-mo. EURIBOR + 3.670%)(b)(c)	EUR	2,300	2,497,104
3.97%, 02/07/30 (Call 02/07/29), (3-mo. SOFR + 1.472%)(b)	USD	1,164	1,110,611
4.57%, 04/27/33 (Call 04/27/32), (1-day SOFR + 1.830%)(b)	USD	327	312,894
5.47%, 01/23/35 (Call 01/23/34), (1-day SOFR + 1.650%)	USD	285	290,230
5.87%, 09/15/34 (Call 09/15/33), (1-day SOFR + 1.840%)	USD	445	465,981
Bank of Cyprus PCL
2.50%, 06/24/27 (Call 06/24/26)(b)(c)	EUR	100	100,538
7.38%, 07/25/28, (3-mo. EURIBOR + 4.095%)(c)	EUR	350	392,472
Bank of Ireland Group PLC
6.00%, (Call 09/01/25)(b)(c)(h)	EUR	952	1,010,822
7.50%, (Call 05/19/25)(b)(c)(h)	EUR	500	544,396
Bankinter SA, 6.25%, (Call 01/17/26)(b)(c)(h)	EUR	800	857,644
Banque Federative du Credit Mutuel SA
3.63%, 09/14/32(c)	EUR	300	327,400
4.00%, 11/21/29(c)	EUR	100	111,811
4.13%, 09/18/30(c)	EUR	100	113,027
4.13%, 06/14/33(c)	EUR	1,000	1,127,394
4.38%, 01/11/34(c)	EUR	200	213,979
5.13%, 01/13/33(c)	EUR	800	917,406
Barclays PLC
1.38%, 01/24/26 (Call 01/24/25)(b)(c)	EUR	206	216,918
2.89%, 01/31/27 (Call 01/31/26)(b)(c)	EUR	100	106,235

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Flexible Income ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Banks (continued)
4.92%, 08/08/30 (Call 08/08/29)(b)(c)	EUR	2,900	$3,264,764
6.13%, (Call 12/15/25)(b)(h)	USD	200	189,558
7.09%, 11/06/29(c)	GBP	494	664,623
7.13%, (Call 06/15/25)(b)(h)	GBP	208	256,349
8.00%, (Call 06/15/24)(b)(h)	USD	200	199,129
9.25%, (Call 09/15/28)(b)(h)	GBP	1,000	1,267,300
9.63%, (Call 12/15/29), (5-year USD ICE Swap + 5.775%)(b)(h)	USD	674	694,182
BNP Paribas SA
3.63%, 09/01/29(c)	EUR	300	325,447
4.04%, 01/10/32, (3-mo. EURIBOR + 1.600%)(b)(c)	EUR	2,400	2,628,047
4.13%, 09/26/32, (3-mo. EURIBOR + 0.950%)(c)	EUR	1,200	1,353,639
6.88%, (Call 12/06/29)(b)(c)(h)	EUR	800	886,070
7.38%, (Call 06/11/30)(b)(c)(h)	EUR	600	681,652
BPCE SA, 3.88%, 01/25/36(c)	EUR	600	656,759
CaixaBank SA
5.25%, (Call 03/23/26)(b)(c)(h)	EUR	600	613,894
6.75%, (Call 06/13/24)(b)(c)(h)	EUR	200	216,680
7.50%,(b)(c)(h)	EUR	400	442,931
Series ., 5.88%, (Call 10/09/27)(b)(c)(h)	EUR	400	424,715
Citigroup Inc.
1.25%, 07/06/26, (3-mo. EURIBOR + 1.660%)(b)(c)	EUR	200	208,687
4.91%, 05/24/33 (Call 05/24/32), (1-day SOFR + 2.086%)(b)	USD	250	244,927
6.27%, 11/17/33 (Call 11/17/32), (1-day SOFR + 2.338%)(b)	USD	592	635,342
Commerzbank AG
4.63%, 01/17/31, (3-mo. EURIBOR + 2.100%)(b)(c)	EUR	600	662,857
5.25%, 03/25/29, (3-mo. EURIBOR + 1.950%)(b)(c)	EUR	100	113,511
6.13%, 03/31/99 (Call 10/09/25)(b)(c)(h)	EUR	2,600	2,729,038
6.50%, (Call 10/09/29)(b)(c)(h)	EUR	600	616,732
6.75%, 10/05/33 (Call 07/05/28)(b)(c)	EUR	200	230,649
8.63%, 02/28/33 (Call 11/28/27)(b)(c)	GBP	700	943,230
Cooperatieve Rabobank UA, 4.38%,
(Call 06/29/27)(b)(c)(h)	EUR	600	607,155
Credit Agricole SA
3.75%, 01/22/34(c)	EUR	300	327,786
3.88%, 04/20/31(c)	EUR	100	111,554
3.88%, 11/28/34(c)	EUR	1,200	1,341,021
4.38%, 11/27/33(c)	EUR	200	226,579
6.50%,(b)(c)(h)	EUR	400	434,982
Danske Bank A/S, 4.13%, 01/10/31
(Call 01/10/30)(b)(c)	EUR	270	302,133
Deutsche Bank AG
1.00%, 11/19/25, (3-mo. EURIBOR + 1.600%)(b)(c)	EUR	700	737,573
10.00%, (Call 12/01/27)(b)(c)(h)	EUR	600	699,509
Freedom Mortgage Corp.
6.63%, 01/15/27 (Call 01/15/25)(a)	USD	300	288,126
12.25%, 10/01/30 (Call 10/01/26)(a)	USD	1,400	1,560,730
Glencore Finance Europe Ltd., 0.63%, 09/11/24(c)	EUR	416	440,188
Goldman Sachs Group Inc. (The)
0.88%, 05/09/29 (Call 02/09/29)(c)	EUR	1,500	1,410,220
1.09%, 12/09/26 (Call 12/09/25), (1-day SOFR + 0.789%)(b)	USD	2,674	2,482,053

Security		Par (000)	Value

Banks (continued)
1.25%, 02/07/29 (Call 11/07/28)(c)	EUR	2,600	$2,517,425
1.43%, 03/09/27 (Call 03/09/26), (1-day SOFR + 0.798%)(b)	USD	345	319,280
1.50%, 12/07/27(c)	GBP	295	330,781
1.54%, 09/10/27 (Call 09/10/26), (1-day SOFR + 0.818%)(b)	USD	2,530	2,308,028
1.95%, 10/21/27 (Call 10/21/26), (1-day SOFR + 0.913%)(b)	USD	252	231,760
2.64%, 02/24/28 (Call 02/24/27), (1-day SOFR + 1.114%)(b)	USD	563	524,539
2.65%, 10/21/32 (Call 10/21/31), (1-day SOFR + 1.264%)(b)	USD	330	276,059
3.62%, 03/15/28 (Call 03/15/27), (1-day SOFR + 1.846%)(b)	USD	30	28,769
4.00%, 09/21/29 (Call 06/21/29)(c)	EUR	570	634,374
7.25%, 04/10/28	GBP	617	845,712
HSBC Holdings PLC
2.26%, 11/13/26 (Call 11/13/25)(b)(c)	GBP	571	686,616
3.02%, 06/15/27 (Call 06/15/26), (3-mo. EURIBOR + 1.445%)(b)(c)	EUR	542	578,711
4.75%, (Call 07/04/29)(b)(c)(h)	EUR	831	827,330
4.86%, 05/23/33 (Call 05/23/32)(b)(c)	EUR	1,656	1,905,440
6.80%, 09/14/31, (1-day SONIA + 2.124%)(b)	GBP	120	163,830
Series GEN, 0.31%, 11/13/26 (Call 11/13/25)(b)(c)	EUR	258	263,191
ING Groep NV
0.25%, 02/01/30 (Call 02/01/29), (3-mo. EURIBOR + 0.700%)(b)(c)	EUR	1,500	1,368,789
3.88%, (Call 05/16/27)(b)(h)	USD	233	191,039
5.25%, 11/14/33 (Call 11/14/32)(b)(c)	EUR	1,100	1,315,051
5.75%, (Call 11/16/26)(b)(h)	USD	900	846,292
Intesa Sanpaolo SpA
4.20%, 06/01/32 (Call 06/01/31), (1-year CMT + 2.600%)(a)(b)	USD	600	496,877
5.15%, 06/10/30(c)	GBP	2,300	2,657,700
5.50%, (Call 03/01/28)(b)(c)(h)	EUR	1,950	1,970,513
5.71%, 01/15/26(a)	USD	1,025	1,021,532
5.88%, (Call 01/20/25)(b)(c)(h)	EUR	900	963,299
JPMorgan Chase & Co.
1.47%, 09/22/27 (Call 09/22/26), (1-day SOFR + 0.765%)(b)	USD	350	319,477
1.76%, 11/19/31 (Call 11/19/30), (3-mo. SOFR + 1.105%)(b)	USD	180	146,703
1.95%, 02/04/32 (Call 02/04/31), (1-day SOFR + 1.065%)(b)	USD	30	24,488
1.96%, 03/23/30 (Call 03/23/29), (3-mo. EURIBOR + 1.130%)(b)(c)	EUR	480	482,217
2.52%, 04/22/31 (Call 04/22/30), (1-day SOFR + 2.040%)(b)	USD	128	111,298
2.96%, 01/25/33 (Call 01/25/32), (1-day SOFR + 1.260%)(b)	USD	170	146,289
4.32%, 04/26/28 (Call 04/26/27), (1-day SOFR + 1.560%)(b)	USD	100	98,387
4.46%, 11/13/31, (3-mo. EURIBOR + 1.280%)(c)	EUR	1,854	2,108,524
5.04%, 01/23/28 (Call 01/23/27), (1-day SOFR + 1.190%)	USD	230	230,984
5.34%, 01/23/35 (Call 01/23/34), (1-day SOFR + 1.620%)	USD	38	38,618

30	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Flexible Income ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Banks (continued)
5.35%, 06/01/34 (Call 06/01/33), (1-day SOFR + 1.845%)(b)	USD	46	$46,768
6.07%, 10/22/27 (Call 10/22/26), (1-day SOFR + 1.330%)(b)	USD	301	310,054
6.25%, 10/23/34 (Call 10/23/33), (1-day SOFR + 1.810%)(b)	USD	47	50,935
KBC Group NV, 8.00%,(b)(c)(h)	EUR	1,000	1,149,534
Lloyds Banking Group PLC, 4.95%, 12/31/49
(Call 06/27/25)(b)(c)(h)	EUR	1,069	1,119,497
Morgan Stanley
1.59%, 05/04/27 (Call 04/04/27), (1-day SOFR + 0.879%)(b)	USD	211	195,405
1.88%, 04/27/27	EUR	466	482,127
1.93%, 04/28/32 (Call 04/28/31), (1-day SOFR + 1.020%)(b)	USD	583	470,340
2.51%, 10/20/32 (Call 10/20/31), (1-day SOFR + 1.200%)(b)(g)	USD	681	567,187
3.59%, 07/22/28 (Call 07/22/27)(b)	USD	1,848	1,766,461
4.66%, 03/02/29 (Call 03/02/28), (3-mo. EURIBOR + 1.304%)(b)	EUR	2,300	2,585,060
4.81%, 10/25/28 (Call 10/25/27)(b)	EUR	2,197	2,481,821
5.47%, 01/18/35 (Call 01/18/34), (1-day SOFR + 1.730%)(g)	USD	153	156,137
Santander U.K. Group Holdings PLC, 6.75%,
(Call 06/24/24)(b)(c)(h)	GBP	200	252,510
Societe Generale SA, 9.38%, (Call 11/22/27)(a)(b)(h)	USD	1,224	1,270,181
Standard Chartered PLC, 0.90%, 07/02/27 (Call 07/02/26)(b)(c)	EUR	5,541	5,613,289
Truist Financial Corp.
5.12%, 01/26/34 (Call 01/26/33), (1-day SOFR + 1.852%)(b)	USD	60	58,410
5.87%, 06/08/34 (Call 06/08/33), (1-day SOFR + 2.361%)	USD	115	117,793
U.S. Bancorp
5.38%, 01/23/30 (Call 01/23/29), (1-day SOFR + 1.560%)	USD	50	50,592
5.68%, 01/23/35 (Call 01/23/34), (1-day SOFR + 1.860%)	USD	50	51,160
U.S. Bancorp., 5.84%, 06/12/34 (Call 06/10/33), (1-day SOFR + 2.260%)(b)	USD	115	118,680
UBS Group AG
4.19%, 04/01/31 (Call 04/01/30), (1-day SOFR + 3.730%)(a)(b)	USD	250	234,209
4.88%, (Call 02/12/27)(a)(b)(h)	USD	300	270,704
5.13%, (Call 07/29/26)(b)(c)(h)	USD	1,200	1,133,280
7.00%, 12/29/49 (Call 02/19/25)(b)(c)(h)	USD	200	199,250
7.75%, 03/01/29 (Call 03/01/28)(b)(c)	EUR	2,000	2,482,870
UniCredit SpA
2.00%, 09/23/29 (Call 09/23/24)(b)(c)	EUR	200	212,249
2.73%, 01/15/32 (Call 01/15/27)(b)(c)	EUR	500	507,088
5.38%, (Call 06/03/25)(b)(c)(h)	EUR	1,300	1,369,787
5.46%, 06/30/35 (Call 06/30/30), (5-year CMT + 4.750%)(a)(b)	USD	417	391,071
5.86%, 06/19/32 (Call 06/19/27), (5-year USD ICE Swap + 3.703%)(a)(b)	USD	900	881,964
7.30%, 04/02/34 (Call 04/02/29), (5-year USD ICE Swap + 4.914%)(a)(b)	USD	875	905,023
Wells Fargo & Co.
0.63%, 03/25/30(c)	EUR	4,746	4,298,515
1.63%, 06/02/25(c)	EUR	279	293,221

Security		Par (000)	Value

Banks (continued)
2.39%, 06/02/28 (Call 06/02/27), (1-day SOFR + 2.100%)(b)	USD	290	$267,579
2.57%, 02/11/31 (Call 02/11/30), (3-mo. SOFR + 1.262%)(b)	USD	2,040	1,775,009
3.35%, 03/02/33 (Call 03/02/32), (1-day SOFR + 1.500%)(b)	USD	180	157,993
4.90%, 07/25/33 (Call 07/25/32), (1-day SOFR + 2.100%)(b)	USD	422	412,405
5.50%, 01/23/35 (Call 01/23/34), (1-day SOFR + 1.780%)(g)	USD	140	142,783
6.30%, 10/23/29 (Call 10/23/28), (1-day SOFR + 1.790%)(b)	USD	650	685,066
6.49%, 10/23/34 (Call 10/23/33), (1-day SOFR + 2.060%)(b)	USD	426	464,743

			132,163,879

Beverages — 0.7%
Carlsberg Breweries A/S, 4.25%, 10/05/33(c)	EUR	1,750	2,003,526
Heineken NV, 1.50%, 10/03/29 (Call 07/03/29)(c)	EUR	710	708,184
JDE Peet’s NV, 4.50%, 01/23/34(c)	EUR	3,890	4,388,913
Keurig Dr Pepper Inc.
3.43%, 06/15/27 (Call 03/15/27)	USD	150	144,547
3.95%, 04/15/29 (Call 02/15/29)	USD	1,298	1,256,306
4.05%, 04/15/32 (Call 01/15/32)	USD	411	390,130
4.60%, 05/25/28 (Call 02/25/28)	USD	116	116,036

			9,007,642

Biotechnology — 0.5%
Amgen Inc.
1.65%, 08/15/28 (Call 06/15/28)	USD	135	119,269
2.20%, 02/21/27 (Call 12/21/26)	USD	201	187,299
3.35%, 02/22/32 (Call 11/22/31)	USD	2,739	2,480,688
4.00%, 09/13/29(c)	GBP	100	122,969
5.25%, 03/02/33 (Call 12/02/32)	USD	129	131,601
Cidron Aida Finco Sarl, 6.25%, 04/01/28 (Call 04/01/24)(c)	GBP	1,720	2,087,117
Gilead Sciences Inc.
1.65%, 10/01/30 (Call 07/01/30)	USD	254	212,168
5.25%, 10/15/33 (Call 07/15/33)	USD	949	984,955

			6,326,066

Building Materials — 0.6%
Builders FirstSource Inc.
4.25%, 02/01/32 (Call 08/01/26)(a)	USD	549	490,940
5.00%, 03/01/30 (Call 03/01/25)(a)	USD	131	125,749
6.38%, 06/15/32 (Call 06/15/27)(a)	USD	500	509,945
Carrier Global Corp., 4.50%, 11/29/32(c)	EUR	900	1,034,169
CRH Funding BV, 1.63%, 05/05/30 (Call 02/05/30)(c)	EUR	100	97,864
CRH SMW Finance DAC, 4.25%, 07/11/35(c)	EUR	1,300	1,468,735
Emerald Debt Merger Sub LLC, 6.38%, 12/15/30 (Call 06/15/26)(c)	EUR	500	567,364
HT Troplast GmbH, 9.38%, 07/15/28(c)	EUR	1,050	1,164,901
Knife River Corp., 7.75%, 05/01/31 (Call 04/14/26)(a)	USD	300	315,120
Standard Industries Inc./NJ
3.38%, 01/15/31 (Call 07/15/25)(a)	USD	197	167,516
4.38%, 07/15/30 (Call 07/15/25)(a)	USD	600	545,251
4.75%, 01/15/28 (Call 01/15/25)(a)	USD	500	478,212
5.00%, 02/15/27 (Call 02/15/24)(a)	USD	600	582,783

			7,548,549

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Flexible Income ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Chemicals — 1.2%
Avient Corp.
5.75%, 05/15/25 (Call 05/15/24)(a)	USD	500	$498,034
7.13%, 08/01/30 (Call 08/01/25)(a)	USD	300	307,718
Chemours Co. (The)
4.00%, 05/15/26 (Call 01/29/24)	EUR	400	421,089
4.63%, 11/15/29 (Call 11/15/24)(a)	USD	400	347,436
5.38%, 05/15/27 (Call 02/15/27)	USD	100	97,277
5.75%, 11/15/28 (Call 11/15/24)(a)(g)	USD	797	751,727
FIS Fabbrica Italiana Sintetici SpA, 5.63%, 08/01/27 (Call 02/01/24)(c)	EUR	1,375	1,423,035
INEOS Finance PLC, 3.38%, 03/31/26(c)	EUR	100	106,714
INEOS Quattro Finance 2 PLC, 8.50%, 03/15/29 (Call 11/15/25)(c)	EUR	1,187	1,358,168
Kronos International Inc., 3.75%, 09/15/25 (Call 01/29/24)(c)	EUR	700	762,716
Linde PLC
3.38%, 06/12/29(c)	EUR	500	550,832
3.63%, 06/12/34(c)	EUR	100	111,982
Methanex Corp.
5.13%, 10/15/27 (Call 04/15/27)	USD	683	658,862
5.25%, 12/15/29 (Call 09/15/29)(g)	USD	327	312,355
Monitchem HoldCo 3 SA, 8.75%, 05/01/28 (Call 05/01/25)(c)	EUR	500	560,397
Nobian Finance BV, 3.63%, 07/15/26 (Call 01/29/24)(c)	EUR	1,239	1,279,536
Olin Corp.
5.00%, 02/01/30 (Call 02/01/24)	USD	648	611,024
5.13%, 09/15/27 (Call 03/15/24)	USD	500	485,001
Olympus Water U.S. Holding Corp.
9.63%, 11/15/28 (Call 06/01/25)(c)	EUR	1,959	2,283,660
9.75%, 11/15/28 (Call 06/01/25)(a)	USD	1,500	1,586,962
SCIL IV LLC/SCIL USA Holdings LLC
4.38%, 11/01/26 (Call 01/29/24)(c)	EUR	350	369,772
9.50%, 07/15/28 (Call 07/15/25)(c)	EUR	752	876,889
Synthomer PLC, 3.88%, 07/01/25 (Call 01/29/24)(c)	EUR	200	211,817

			15,973,003

Commercial Services — 2.2%
ADT Security Corp. (The), 4.13%, 08/01/29 (Call 08/01/28)(a)	USD	608	561,053
Allied Universal Holdco LLC/Allied Universal Finance Corp., 6.63%, 07/15/26 (Call 07/15/24)(a)	USD	1,200	1,182,437
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl
4.63%, 06/01/28 (Call 06/01/24)(a)	USD	1,548	1,394,245
4.88%, 06/01/28 (Call 06/01/24)(c)	GBP	2,372	2,642,895
ASTM SpA, 1.50%, 01/25/30 (Call 10/25/29)(c)	EUR	697	648,471
Avis Budget Car Rental LLC/Avis Budget Finance Inc.
4.75%, 04/01/28 (Call 04/01/24)(a)(g)	USD	100	92,129
5.38%, 03/01/29 (Call 03/01/24)(a)(g)	USD	400	370,345
8.00%, 02/15/31 (Call 11/15/26)(a)	USD	925	923,057
BCP V Modular Services Finance II PLC
4.75%, 11/30/28 (Call 11/30/24)(c)	EUR	100	100,100
6.13%, 11/30/28 (Call 11/30/24)(c)	GBP	400	460,365
Block Inc.
2.75%, 06/01/26 (Call 05/01/26)	USD	1,000	936,003
3.50%, 06/01/31 (Call 03/01/31)	USD	400	344,589
Boels Topholding BV, 6.25%, 02/15/29 (Call 09/15/25)(c)	EUR	900	1,013,967

Security		Par (000)	Value

Commercial Services (continued)
Cofiroute SA, 1.00%, 05/19/31(c)	EUR	600	$559,288
EC Finance PLC, 3.00%, 10/15/26 (Call 01/08/24)(c)	EUR	200	209,552
Gartner Inc.
3.63%, 06/15/29 (Call 06/15/24)(a)	USD	397	360,861
4.50%, 07/01/28 (Call 07/01/24)(a)	USD	400	381,727
Global Payments Inc.
2.90%, 11/15/31 (Call 08/15/31)	USD	220	187,510
3.20%, 08/15/29 (Call 05/15/29)	USD	1,212	1,096,975
4.88%, 03/17/31 (Call 01/17/31)	EUR	500	567,894
Hertz Corp. (The)
4.63%, 12/01/26 (Call 12/01/24)(a)	USD	318	286,003
5.00%, 12/01/29 (Call 12/01/24)(a)(g)	USD	1,788	1,413,024
Loxam SAS
6.38%, 05/15/28(c)	EUR	900	1,004,836
6.38%, 05/31/29 (Call 12/15/25)(c)	EUR	1,107	1,228,756
Moody’s Corp., 0.95%, 02/25/30 (Call 11/25/29)	EUR	597	567,047
Motability Operations Group PLC, 3.88%, 01/24/34(c)	EUR	1,940	2,135,382
Mundys SpA, 1.88%, 02/12/28 (Call 11/12/27)(c)	EUR	200	195,056
Nexi SpA, 2.13%, 04/30/29 (Call 01/30/29)(c)	EUR	400	381,574
Prime Security Services Borrower LLC/Prime Finance Inc.
3.38%, 08/31/27 (Call 08/31/26)(a)	USD	440	405,306
5.75%, 04/15/26(a)	USD	958	957,551
6.25%, 01/15/28 (Call 01/15/25)(a)(g)	USD	417	413,243
Q-Park Holding I BV
5.13%, 03/01/29(c)	EUR	215	232,903
5.98%, 03/01/26 (Call 01/29/24), (3-mo. EURIBOR + 2.000%)(b)(c)	EUR	200	215,990
Rekeep SpA, 7.25%, 02/01/26 (Call 01/08/24)(c)	EUR	400	401,264
Service Corp. International/U.S.
3.38%, 08/15/30 (Call 08/15/25)	USD	206	179,632
4.00%, 05/15/31 (Call 05/15/26)	USD	500	445,055
4.63%, 12/15/27 (Call 12/15/24)	USD	516	500,649
Techem Verwaltungsgesellschaft 675 mbH, 2.00%, 07/15/25 (Call 01/29/24)(c)	EUR	770	811,392
United Rentals North America Inc.
3.75%, 01/15/32 (Call 07/15/26)	USD	501	439,984
3.88%, 02/15/31 (Call 08/15/25)	USD	611	551,107
4.88%, 01/15/28 (Call 01/15/25)	USD	640	624,631
5.50%, 05/15/27 (Call 05/15/24)	USD	700	698,204
Verisure Holding AB
7.13%, 02/01/28 (Call 02/01/25)(c)	EUR	375	424,519
9.25%, 10/15/27 (Call 10/15/24)(c)	EUR	500	579,525

			29,126,096

Computers — 0.4%
Dell International LLC/EMC Corp., 4.00%, 07/15/24 (Call 06/15/24)	USD	75	74,436
NCR Voyix Corp., 5.00%, 10/01/28 (Call 01/29/24)(a)	USD	1,383	1,303,848
Seagate HDD Cayman
4.09%, 06/01/29 (Call 03/01/29)	USD	138	127,187
8.25%, 12/15/29 (Call 05/30/26)(a)	USD	775	834,428
9.63%, 12/01/32 (Call 12/01/27)	USD	506	581,308
Teleperformance SE, 5.75%, 11/22/31(c)	EUR	100	116,697

32	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Flexible Income ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Computers (continued)
Western Digital Corp.
2.85%, 02/01/29 (Call 12/01/28)	USD	1,775	$1,517,780
4.75%, 02/15/26 (Call 11/15/25)	USD	229	222,756

			4,778,440

Cosmetics & Personal Care — 0.2%
Coty Inc., 5.00%, 04/15/26 (Call 04/15/24)(a)	USD	478	469,625
Coty Inc./HFC Prestige Products Inc./HFC Prestige International U.S. LLC
4.75%, 01/15/29 (Call 01/15/25)(a)	USD	100	95,320
6.63%, 07/15/30 (Call 07/16/26)(a)	USD	400	407,428
Edgewell Personal Care Co.
4.13%, 04/01/29 (Call 04/01/24)(a)	USD	700	630,917
5.50%, 06/01/28 (Call 06/01/24)(a)	USD	236	231,002
Unilever Finance Netherlands BV, 1.63%, 02/12/33(c)	EUR	200	192,128

			2,026,420

Distribution & Wholesale — 0.3%
Azelis Finance NV, 5.75%, 03/15/28 (Call 03/15/25)(c)	EUR	200	222,624
H&E Equipment Services Inc., 3.88%, 12/15/28 (Call 12/15/24)(a)	USD	857	778,149
IMCD NV
2.13%, 03/31/27 (Call 12/31/26)(c)	EUR	272	280,266
4.88%, 09/18/28(c)	EUR	2,376	2,696,696

			3,977,735

Diversified Financial Services — 0.7%
American Express Co., 6.49%, 10/30/31 (Call 10/30/30), (1-day SOFR + 1.940%)(b)	USD	55	59,585
Charles Schwab Corp. (The)
5.64%, 05/19/29 (Call 05/19/28), (1-day SOFR + 2.210%)(b)	USD	25	25,579
5.85%, 05/19/34 (Call 05/19/33), (1-day SOFR + 2.500%)(b)	USD	75	77,692
6.14%, 08/24/34 (Call 08/24/33), (1-day SOFR + 2.010%)	USD	65	68,696
Encore Capital Group Inc., 4.25%, 06/01/28 (Call 06/01/24)(c)	GBP	1,000	1,096,215
Intercontinental Exchange Inc., 1.85%, 09/15/32 (Call 06/15/32)	USD	220	173,959
Intrum AB
3.00%, 09/15/27 (Call 01/08/24)(c)	EUR	334	247,336
3.50%, 07/15/26 (Call 01/08/24)(c)	EUR	100	81,052
LPL Holdings Inc., 4.63%, 11/15/27 (Call 11/15/24)(a)	USD	818	787,665
Nasdaq Inc.
5.35%, 06/28/28 (Call 05/28/28)	USD	64	65,634
5.55%, 02/15/34 (Call 11/15/33)	USD	853	884,506
Nationstar Mortgage Holdings Inc.
5.13%, 12/15/30 (Call 12/15/25)(a)	USD	1,127	1,012,964
6.00%, 01/15/27 (Call 01/15/25)(a)	USD	621	608,904
PennyMac Financial Services Inc.
4.25%, 02/15/29 (Call 02/15/24)(a)	USD	105	95,184
5.38%, 10/15/25 (Call 10/15/24)(a)	USD	405	399,414
5.75%, 09/15/31 (Call 09/15/26)(a)	USD	217	200,982
7.88%, 12/15/29 (Call 12/15/26)(a)	USD	700	720,966
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer Inc.
2.88%, 10/15/26 (Call 10/15/24)(a)	USD	743	681,754
3.63%, 03/01/29 (Call 03/09/24)(a)	USD	600	533,314
3.88%, 03/01/31 (Call 03/01/26)(a)	USD	644	562,734

Security		Par (000)	Value

Diversified Financial Services (continued)
4.00%, 10/15/33 (Call 10/15/27)(a)	USD	200	$169,762
United Wholesale Mortgage LLC
5.50%, 11/15/25 (Call 11/15/24)(a)	USD	300	296,290
5.50%, 04/15/29 (Call 03/30/24)(a)	USD	425	401,348
5.75%, 06/15/27 (Call 06/15/24)(a)	USD	517	507,318

			9,758,853

Electric — 4.2%
Baltimore Gas & Electric Co., 2.25%, 06/15/31 (Call 03/15/31)	USD	380	323,292
Calpine Corp.
3.75%, 03/01/31 (Call 03/01/26)(a)	USD	300	260,612
4.50%, 02/15/28 (Call 02/15/24)(a)	USD	806	766,480
4.63%, 02/01/29 (Call 02/01/24)(a)	USD	600	554,720
5.00%, 02/01/31 (Call 02/01/26)(a)	USD	197	178,721
5.13%, 03/15/28 (Call 03/15/24)(a)	USD	129	123,094
5.25%, 06/01/26 (Call 06/01/24)(a)	USD	300	295,071
CenterPoint Energy Houston Electric LLC, 5.20%, 10/01/28 (Call 09/01/28)	USD	407	417,374
Coentreprise de Transport d’Electricite SA, 3.75%, 01/17/36(c)	EUR	1,500	1,634,434
Consumers Energy Co.
4.63%, 05/15/33 (Call 11/15/32)	USD	60	59,368
4.65%, 03/01/28 (Call 01/01/28)	USD	155	155,852
4.90%, 02/15/29 (Call 12/15/28)	USD	91	92,485
Duke Energy Corp.
3.10%, 06/15/28 (Call 03/15/28)	EUR	3,950	4,214,305
3.85%, 06/15/34 (Call 03/15/34)	EUR	1,340	1,413,861
E.ON SE
0.35%, 02/28/30 (Call 11/28/29)(c)	EUR	400	365,456
1.63%, 03/29/31 (Call 12/29/30)(c)	EUR	310	301,731
3.75%, 01/15/36(c)	EUR	320	349,042
EDP - Energias de Portugal SA
1.70%, 07/20/80 (Call 04/20/25)(b)(c)	EUR	100	103,206
1.88%, 08/02/81 (Call 05/02/26)(b)(c)	EUR	500	504,552
5.94%, 04/23/83 (Call 01/23/28)(b)(c)	EUR	300	337,178
EDP Servicios Financieros Espana SA
3.50%, 07/16/30(c)	EUR	3,800	4,127,810
4.38%, 04/04/32(c)	EUR	200	230,169
Electricite de France SA
2.88%, (Call 12/15/26)(b)(c)(h)	EUR	200	202,069
3.38%, (Call 06/15/30)(b)(c)(h)	EUR	2,400	2,301,891
4.25%, 01/25/32 (Call 10/25/31)(c)	EUR	1,000	1,121,043
5.38%, 01/29/49 (Call 01/29/25)(b)(c)(h)	EUR	100	107,746
5.88%, 07/22/49 (Call 01/22/29)(b)(c)(h)	GBP	300	354,679
6.00%, (Call 01/29/26)(b)(c)(h)	GBP	2,200	2,718,967
Elia Transmission Belgium SA
3.25%, 04/04/28(c)	EUR	200	216,516
3.75%, 01/16/36(c)	EUR	700	765,692
EnBW Energie Baden-Wuerttemberg AG, 5.25%, 01/23/84(b)(c)	EUR	700	768,322
EnBW International Finance BV
3.85%, 05/23/30(c)	EUR	970	1,078,235
4.30%, 05/23/34(c)	EUR	500	569,421
Enel Finance International NV
0.38%, 05/28/29 (Call 02/27/29)(c)	EUR	2,000	1,858,147
3.38%, 07/23/28(c)	EUR	600	652,322
Energias De Portugal SA, 1.88%, 03/14/82 (Call 06/14/29)(b)(c)	EUR	1,400	1,278,505
Engie SA
0.38%, 10/26/29 (Call 07/26/29)(c)	EUR	700	644,646
3.50%, 09/27/29(c)	EUR	700	764,495

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Flexible Income ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Electric (continued)
3.88%, 01/06/31(c)	EUR	200	$221,868
4.50%, 09/06/42(c)	EUR	1,000	1,145,836
Eurogrid GmbH
3.72%, 04/27/30(c)	EUR	1,800	1,980,007
3.92%, 02/01/34(c)	EUR	2,400	2,651,753
Eversource Energy
4.60%, 07/01/27 (Call 06/01/27)	USD	84	83,133
5.45%, 03/01/28 (Call 02/01/28)	USD	80	81,448
FirstEnergy Corp.
2.65%, 03/01/30 (Call 12/01/29)	USD	265	230,253
Series B, 2.25%, 09/01/30 (Call 06/01/30)	USD	100	83,511
Series B, 4.15%, 07/15/27 (Call 04/15/27)	USD	872	837,352
Iren SpA, 3.88%, 07/22/32(c)	EUR	1,370	1,500,532
National Grid PLC, 0.55%, 09/18/29 (Call 06/18/29)(c)	EUR	2,000	1,842,905
Naturgy Finance BV, 2.37%, (Call 11/23/26)(b)(c)(h)	EUR	1,400	1,402,487
NRG Energy Inc.
3.38%, 02/15/29 (Call 02/15/24)(a)	USD	807	711,891
3.63%, 02/15/31 (Call 02/15/26)(a)	USD	718	615,859
3.88%, 02/15/32 (Call 02/15/27)(a)	USD	200	171,512
5.25%, 06/15/29 (Call 06/15/24)(a)	USD	100	95,886
5.75%, 01/15/28 (Call 01/15/25)	USD	104	102,892
Ohio Power Co.
Series P, 2.60%, 04/01/30 (Call 01/01/30)	USD	185	162,154
Series Q, 1.63%, 01/15/31 (Call 10/15/30)	USD	898	729,171
Oncor Electric Delivery Co. LLC
2.75%, 05/15/30 (Call 02/15/30)	USD	377	337,529
5.65%, 11/15/33 (Call 08/15/33)	USD	167	176,926
5.75%, 03/15/29 (Call 12/15/28)	USD	429	451,743
Origin Energy Finance Ltd., 1.00%, 09/17/29 (Call 06/17/29)(c)	EUR	100	93,992
Pacific Gas and Electric Co.
2.50%, 02/01/31 (Call 11/01/30)	USD	1,222	1,014,250
3.25%, 06/01/31 (Call 03/01/31)	USD	320	277,914
PECO Energy Co., 4.90%, 06/15/33 (Call 03/15/33)	USD	606	611,422
PG&E Corp.
5.00%, 07/01/28 (Call 07/01/24)(g)	USD	704	680,285
5.25%, 07/01/30 (Call 06/15/25)	USD	400	381,956
RTE Reseau de Transport d’Electricite SADIR, 3.50%, 12/07/31(c)	EUR	1,700	1,878,365
Southern California Edison Co., 2.75%, 02/01/32 (Call 11/01/31)	USD	266	228,542
Southern Co. (The), 1.88%, 09/15/81 (Call 06/15/27)(b)	EUR	439	413,108
Terna - Rete Elettrica Nazionale, 3.50%, 01/17/31(c)	EUR	750	816,267
Vistra Operations Co. LLC
4.38%, 05/01/29 (Call 05/01/24)(a)	USD	117	107,430
5.00%, 07/31/27 (Call 07/31/24)(a)	USD	117	113,349
5.50%, 09/01/26 (Call 01/09/24)(a)	USD	300	297,254
5.63%, 02/15/27 (Call 02/15/24)(a)	USD	266	262,026
7.75%, 10/15/31 (Call 10/15/26)(a)	USD	1,846	1,917,616

			56,921,933

Electrical Components & Equipment — 0.1%
Belden Inc.
3.38%, 07/15/27 (Call 01/29/24)(c)	EUR	100	104,349
3.38%, 07/15/31 (Call 07/15/26)(c)	EUR	538	524,696
Energizer Holdings Inc.
4.38%, 03/31/29 (Call 09/30/24)(a)	USD	1,004	908,831

Security		Par (000)	Value

Electrical Components & Equipment (continued)
4.75%, 06/15/28 (Call 07/01/24)(a)	USD	100	$93,050
RTE Reseau de Transport d’Electricite SADIR, 3.75%, 07/04/35(c)	EUR	100	111,500

			1,742,426

Electronics — 0.3%
Honeywell International Inc., 3.75%, 05/17/32 (Call 02/17/32)	EUR	2,362	2,633,557
Sensata Technologies BV
4.00%, 04/15/29 (Call 03/18/24)(a)	USD	416	380,874
5.00%, 10/01/25(a)	USD	500	497,737
Sensata Technologies Inc., 4.38%, 02/15/30 (Call 11/15/29)(a)	USD	400	368,578

			3,880,746

Engineering & Construction — 0.9%
ABB Finance BV, 3.38%, 01/15/34(c)	EUR	916	994,237
Abertis Infraestructuras Finance BV
2.63%, (Call 01/26/27)(b)(c)(h)	EUR	1,400	1,401,549
3.25%, (Call 11/24/25)(b)(c)(h)	EUR	900	938,588
Azzurra Aeroporti SpA
2.13%, 05/30/24 (Call 02/29/24)(c)	EUR	100	107,097
2.63%, 05/30/27 (Call 02/28/27)(c)	EUR	1,284	1,301,331
Cellnex Finance Co. SA
1.25%, 01/15/29 (Call 10/15/28)(c)	EUR	100	97,118
2.00%, 09/15/32 (Call 06/15/32)(c)	EUR	1,400	1,312,538
2.00%, 02/15/33 (Call 11/15/32)(c)	EUR	2,300	2,136,442
Cellnex Telecom SA, 1.75%, 10/23/30 (Call 07/23/30)(c)	EUR	100	95,613
Gatwick Airport Finance PLC, 4.38%, 04/07/26 (Call 01/08/24)(c)	GBP	100	121,851
Heathrow Finance PLC
3.88%, 03/01/27(c)(e)	GBP	500	596,579
4.13%, 09/01/29(c)(e)	GBP	1,180	1,363,779
5.75%, 03/03/25(c)	GBP	100	126,416
Infrastrutture Wireless Italiane SpA
1.63%, 10/21/28 (Call 07/21/28)(c)	EUR	100	99,847
1.75%, 04/19/31 (Call 01/19/31)(c)	EUR	1,100	1,057,972

			11,750,957

Entertainment — 1.7%
Allwyn Entertainment Financing U.K. PLC, 7.25%, 04/30/30 (Call 04/30/26)(c)	EUR	1,459	1,649,666
Banijay Entertainment SASU, 7.00%, 05/01/29 (Call 11/01/25)(c)	EUR	1,124	1,277,593
Caesars Entertainment Inc.
4.63%, 10/15/29 (Call 10/15/24)(a)(g)	USD	900	822,706
6.25%, 07/01/25 (Call 07/01/24)(a)	USD	345	346,178
7.00%, 02/15/30 (Call 02/15/26)(a)	USD	817	839,589
8.13%, 07/01/27 (Call 07/01/24)(a)(g)	USD	1,036	1,063,191
Cedar Fair LP/Canada’s Wonderland
Co./Magnum Management Corp./Millennium
Op, 6.50%, 10/01/28 (Call 10/01/24)(g)	USD	97	96,518
Churchill Downs Inc.
4.75%, 01/15/28 (Call 01/15/25)(a)	USD	300	285,731
5.50%, 04/01/27 (Call 04/01/24)(a)	USD	200	197,581
5.75%, 04/01/30 (Call 04/01/25)(a)	USD	131	126,733
6.75%, 05/01/31(a)	USD	917	927,431
Cirsa Finance International Sarl, 10.38%, 11/30/27 (Call 11/09/24)(c)	EUR	300	348,526

34	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Flexible Income ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Entertainment (continued)
Cirsa Finance International SARL
6.50%, 03/15/29(c)	EUR	419	$452,813
8.41%, 07/31/28, (3-mo. EURIBOR + 4.500%)(b)(c)	EUR	216	236,349
CPUK Finance Ltd.
4.88%, 02/28/47 (Call 01/29/24)(c)	GBP	100	123,171
6.50%, 08/28/26 (Call 01/29/24)(c)	GBP	700	866,041
Inter Media & Communication SpA, 6.75%, 02/09/27 (Call 02/09/24)(c)	EUR	1,597	1,667,630
International Game Technology PLC
4.13%, 04/15/26 (Call 04/15/24)(a)	USD	700	677,957
5.25%, 01/15/29 (Call 01/15/25)(a)	USD	225	219,579
6.25%, 01/15/27 (Call 07/15/26)(a)	USD	700	704,138
Light & Wonder International Inc.
7.00%, 05/15/28 (Call 05/15/24)(a)	USD	615	614,274
7.25%, 11/15/29 (Call 11/15/24)(a)	USD	100	102,689
7.50%, 09/01/31 (Call 09/01/26)(a)(g)	USD	401	417,261
Live Nation Entertainment Inc.
3.75%, 01/15/28 (Call 01/29/24)(a)	USD	331	305,761
4.75%, 10/15/27 (Call 10/15/24)(a)(g)	USD	497	473,427
6.50%, 05/15/27 (Call 05/15/24)(a)	USD	501	506,145
Lottomatica SpA, 9.75%, 09/30/27 (Call 09/30/24)(c)	EUR	100	116,310
Lottomatica SpA/Roma
7.93%, 12/15/30 (Call 12/15/24), (3-mo. EURIBOR + 4.000%)(b)(c)	EUR	542	593,501
8.10%, 06/01/28 (Call 06/01/24), (3-mo. EURIBOR + 4.125%)(b)(c)	EUR	100	108,978
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp., 4.88%, 05/01/29 (Call 05/01/24)(a)	USD	521	480,649
Motion Finco Sarl, 7.38%, 06/15/30 (Call 06/15/26)(c)	EUR	838	934,933
Pinewood Finance Co. Ltd.
3.25%, 09/30/25 (Call 01/29/24)(c)	GBP	100	123,592
3.63%, 11/15/27 (Call 01/29/24)(c)	GBP	247	288,554
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp.
5.63%, 09/01/29 (Call 09/01/24)(a)	USD	300	224,976
5.88%, 09/01/31 (Call 09/01/26)(a)	USD	1,989	1,444,849
SeaWorld Parks & Entertainment Inc., 5.25%, 08/15/29 (Call 08/15/24)(a)	USD	429	399,536
Six Flags Entertainment Corp.
5.50%, 04/15/27 (Call 04/15/24)(a)	USD	197	195,997
7.25%, 05/15/31 (Call 05/03/26)(a)(g)	USD	800	816,000
WMG Acquisition Corp.
3.00%, 02/15/31 (Call 02/15/26)(a)	USD	373	316,118
3.88%, 07/15/30 (Call 07/15/25)(a)	USD	619	551,684
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.
5.13%, 10/01/29 (Call 07/01/29)(a)	USD	100	94,471
7.13%, 02/15/31 (Call 11/15/30)(a)(g)	USD	803	828,077

			22,866,903

Environmental Control — 0.4%
Clean Harbors Inc.
4.88%, 07/15/27 (Call 07/15/24)(a)	USD	600	580,583
6.38%, 02/01/31 (Call 02/01/26)(a)	USD	200	202,612
Covanta Holding Corp., 4.88%, 12/01/29 (Call 12/01/24)(a)	USD	1,100	950,060
GFL Environmental Inc.
3.50%, 09/01/28 (Call 03/01/28)(a)	USD	100	90,520

Security		Par (000)	Value

Environmental Control (continued)
3.75%, 08/01/25 (Call 08/01/24)(a)(g)	USD	132	$128,384
4.00%, 08/01/28 (Call 08/01/24)(a)	USD	317	290,772
4.25%, 06/01/25 (Call 06/01/24)(a)	USD	400	392,980
4.38%, 08/15/29 (Call 08/15/24)(a)	USD	200	183,425
4.75%, 06/15/29 (Call 06/15/24)(a)	USD	200	187,749
5.13%, 12/15/26 (Call 12/15/24)(a)	USD	200	195,266
6.75%, 01/15/31 (Call 01/15/27)(a)	USD	700	715,945
Paprec Holding SA
3.50%, 07/01/28 (Call 07/01/24)(c)	EUR	300	308,000
7.25%, 11/17/29 (Call 11/17/25)(c)	EUR	700	808,355
Republic Services Inc.
1.45%, 02/15/31 (Call 11/15/30)	USD	221	178,067
1.75%, 02/15/32 (Call 11/15/31)	USD	175	140,506
3.95%, 05/15/28 (Call 02/15/28)	USD	150	146,884
4.88%, 04/01/29 (Call 03/01/29)	USD	56	56,704

			5,556,812

Food — 1.6%
Albertsons Companies Inc./Safeway Inc./New Albertsons LP/Albertsons LLC
3.25%, 03/15/26 (Call 09/15/24)(a)	USD	97	92,139
3.50%, 03/15/29 (Call 09/15/24)(a)	USD	400	361,402
4.63%, 01/15/27 (Call 01/15/25)(a)	USD	103	99,916
4.88%, 02/15/30 (Call 02/15/25)(a)(g)	USD	100	95,574
5.88%, 02/15/28 (Call 08/15/24)(a)	USD	300	299,633
6.50%, 02/15/28 (Call 02/15/25)(a)(g)	USD	600	606,513
7.50%, 03/15/26 (Call 03/15/24)(a)	USD	800	815,142
Bellis Acquisition Co. PLC
3.25%, 02/16/26 (Call 01/29/24)(c)	GBP	400	479,039
4.50%, 02/16/26 (Call 02/24/24)(c)	GBP	3,600	4,355,628
Burger King France SAS, 8.65%, 11/01/26 (Call 01/08/24)(b)(c)	EUR	100	108,748
Food Service Project SA, 5.50%, 01/21/27 (Call 01/29/24)(c)	EUR	900	975,957
General Mills Inc.
2.25%, 10/14/31 (Call 07/14/31)	USD	1,062	884,005
4.95%, 03/29/33 (Call 12/29/32)(g)	USD	253	253,251
Lamb Weston Holdings Inc.
4.13%, 01/31/30 (Call 01/31/25)(a)	USD	410	374,135
4.38%, 01/31/32 (Call 01/31/27)(a)	USD	200	179,484
4.88%, 05/15/28 (Call 11/15/27)(a)	USD	500	486,598
Lion/Polaris Lux 4 SA, 7.93%, 07/01/26 (Call 01/29/24), (3-mo. EURIBOR + 4.000%)(b)(c)	EUR	500	540,824
Market Bidco Finco PLC
4.75%, 11/04/27 (Call 11/04/24)(c)	EUR	300	305,973
5.50%, 11/04/27 (Call 11/04/24)(c)	GBP	800	930,198
Nestle Finance International Ltd.
1.25%, 11/02/29 (Call 08/02/29)(c)	EUR	460	456,472
3.25%, 01/23/37(c)	EUR	1,115	1,203,356
3.38%, 11/15/34(c)	EUR	200	223,062
Performance Food Group Inc.
4.25%, 08/01/29 (Call 08/01/24)(a)	USD	520	476,494
5.50%, 10/15/27 (Call 10/15/24)(a)	USD	400	390,120
Picard Groupe SAS, 3.88%, 07/01/26 (Call 02/12/24)(c)	EUR	400	418,231
Pilgrim’s Pride Corp.
3.50%, 03/01/32 (Call 09/01/26)	USD	160	135,010
4.25%, 04/15/31 (Call 04/15/26)	USD	1,015	914,027
6.25%, 07/01/33 (Call 04/01/33)	USD	308	314,416
6.88%, 05/15/34 (Call 02/15/34)	USD	800	852,627

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Flexible Income ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Food (continued)
Post Holdings Inc.
4.50%, 09/15/31 (Call 09/15/26)(a)	USD	1,105	$992,562
4.63%, 04/15/30 (Call 04/15/25)(a)	USD	252	231,751
5.50%, 12/15/29 (Call 12/15/24)(a)	USD	97	93,761
5.63%, 01/15/28 (Call 12/01/24)(a)	USD	500	492,051
5.75%, 03/01/27 (Call 03/01/24)(a)	USD	415	412,990
Premier Foods Finance PLC, 3.50%, 10/15/26 (Call 01/29/24)(c)	GBP	757	909,545
U.S. Foods Inc.
4.63%, 06/01/30 (Call 06/01/25)(a)	USD	100	93,208
4.75%, 02/15/29 (Call 02/15/24)(a)	USD	100	94,877
7.25%, 01/15/32 (Call 09/15/26)(a)	USD	1,000	1,047,500

			21,996,219

Food Service — 0.1%
Aramark Services Inc., 5.00%, 02/01/28 (Call 02/01/24)(a)	USD	868	838,774
Elior Group SA, 3.75%, 07/15/26 (Call 01/29/24)(c)	EUR	962	970,976

			1,809,750

Forest Products & Paper — 0.2%
Ahlstrom Holding 3 OY
3.63%, 02/04/28 (Call 02/04/24)(c)	EUR	300	299,830
4.88%, 02/04/28 (Call 02/04/24)(a)	USD	1,411	1,265,139
Mercer International Inc., 5.13%, 02/01/29 (Call 02/01/24)(g)	USD	1,460	1,253,442

			2,818,411

Gas — 0.4%
AmeriGas Partners LP/AmeriGas Finance Corp.
5.50%, 05/20/25 (Call 02/20/25)	USD	100	98,223
5.75%, 05/20/27 (Call 02/20/27)	USD	131	125,308
9.38%, 06/01/28 (Call 06/01/25)(a)	USD	1,300	1,336,543
FLUVIUS System Operator CVBA, 3.88%, 03/18/31(c)	EUR	400	444,963
National Grid North America Inc., 4.67%, 09/12/33 (Call 06/12/33)(c)	EUR	1,750	2,002,032
NiSource Inc., 5.40%, 06/30/33 (Call 03/30/33)	USD	336	344,451
UGI International LLC, 2.50%, 12/01/29 (Call 12/01/24)(c)	EUR	1,100	1,049,197

			5,400,717

Hand & Machine Tools — 0.0%
IMA Industria Macchine Automatiche SpA, 3.75%, 01/15/28 (Call 01/08/24)(c)	EUR	200	207,672

Health Care - Products — 0.8%
Avantor Funding Inc.
3.88%, 11/01/29 (Call 11/01/24)(a)(g)	USD	541	491,061
4.63%, 07/15/28 (Call 07/15/24)(a)	USD	1,177	1,120,552
Bausch & Lomb Escrow Corp., 8.38%, 10/01/28 (Call 10/01/25)(a)(g)	USD	1,328	1,377,893
Becton Dickinson Euro Finance Sarl, 3.55%, 09/13/29 (Call 06/13/29)	EUR	400	438,377
DH Europe Finance II Sarl, 0.75%, 09/18/31	EUR	200	181,556
HCA Inc., 3.63%, 03/15/32 (Call 12/15/31)	USD	864	770,177
Hologic Inc.
3.25%, 02/15/29 (Call 09/28/24)(a)	USD	1,100	989,106
4.63%, 02/01/28 (Call 02/01/24)(a)	USD	229	220,984
Medline Borrower LP
3.88%, 04/01/29 (Call 10/01/24)(a)	USD	2,225	2,014,523
5.25%, 10/01/29 (Call 10/01/24)(a)	USD	1,300	1,212,132

Security		Par (000)	Value

Health Care - Products (continued)
Sartorius Finance BV
4.38%, 09/14/29(c)	EUR	900	$1,009,594
4.88%, 09/14/35(c)	EUR	500	579,358
Thermo Fisher Scientific Finance I BV, 0.80%, 10/18/30 (Call 07/18/30)	EUR	640	596,062
Thermo Fisher Scientific Inc., 5.09%, 08/10/33 (Call 05/10/33)	USD	55	56,851

			11,058,226

Health Care - Services — 1.6%
Catalent Pharma Solutions Inc.
2.38%, 03/01/28 (Call 01/29/24)(c)	EUR	1,249	1,197,943
3.13%, 02/15/29 (Call 02/15/24)(a)	USD	600	527,553
3.50%, 04/01/30 (Call 04/01/25)(a)	USD	200	175,762
5.00%, 07/15/27 (Call 07/15/24)(a)(g)	USD	900	865,902
Charles River Laboratories International Inc.
3.75%, 03/15/29 (Call 03/15/24)(a)	USD	100	90,947
4.00%, 03/15/31 (Call 03/15/26)(a)	USD	500	444,365
4.25%, 05/01/28 (Call 05/01/24)(a)	USD	800	755,752
CHS/Community Health Systems Inc., 8.00%, 03/15/26 (Call 03/15/24)(a)	USD	166	163,612
Elevance Health Inc.
2.25%, 05/15/30 (Call 02/15/30)	USD	100	86,326
2.55%, 03/15/31 (Call 12/15/30)	USD	615	531,156
2.88%, 09/15/29 (Call 06/15/29)	USD	25	22,886
3.65%, 12/01/27 (Call 09/01/27)	USD	94	90,594
4.10%, 03/01/28 (Call 12/01/27)	USD	41	40,257
Encompass Health Corp.
4.50%, 02/01/28 (Call 02/01/24)	USD	803	767,024
4.63%, 04/01/31 (Call 03/30/26)	USD	500	459,364
4.75%, 02/01/30 (Call 02/01/25)	USD	283	265,416
Ephios Subco 3 Sarl, 7.88%, 01/31/31 (Call 12/15/26)(c)	EUR	1,198	1,365,288
Fortrea Holdings Inc., 7.50%, 07/01/30 (Call 07/01/26)(a)(g)	USD	1,000	1,016,320
HCA Inc.
2.38%, 07/15/31 (Call 04/15/31)	USD	925	766,610
3.50%, 09/01/30 (Call 03/01/30)	USD	1,841	1,670,452
5.50%, 06/01/33 (Call 03/01/33)	USD	110	111,687
IQVIA Inc.
5.00%, 10/15/26 (Call 10/15/24)(a)	USD	900	880,204
5.00%, 05/15/27 (Call 05/15/24)(a)	USD	200	195,467
6.50%, 05/15/30 (Call 05/15/26)(a)	USD	400	408,028
Molina Healthcare Inc.
3.88%, 11/15/30 (Call 08/17/30)(a)	USD	312	273,478
3.88%, 05/15/32 (Call 02/15/32)(a)(g)	USD	100	85,595
4.38%, 06/15/28 (Call 01/29/24)(a)	USD	733	687,098
Select Medical Corp., 6.25%, 08/15/26 (Call 08/15/24)(a)	USD	1,298	1,297,653
Tenet Healthcare Corp.
4.25%, 06/01/29 (Call 06/01/24)	USD	200	185,667
4.38%, 01/15/30 (Call 12/01/24)	USD	400	370,128
4.63%, 06/15/28 (Call 06/15/24)	USD	300	284,497
4.88%, 01/01/26 (Call 03/01/24)	USD	1,418	1,405,389
6.13%, 10/01/28 (Call 10/01/24)(g)	USD	1,327	1,322,117
6.13%, 06/15/30 (Call 06/15/25)	USD	421	420,843
6.75%, 05/15/31 (Call 05/16/26)(a)(g)	USD	1,500	1,534,256
UnitedHealth Group Inc.
2.00%, 05/15/30	USD	42	36,084
2.95%, 10/15/27	USD	138	131,018
4.20%, 05/15/32 (Call 02/15/32)	USD	562	544,254

36	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Flexible Income ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Health Care - Services (continued)
4.50%, 04/15/33 (Call 01/15/33)	USD	354	$348,618

			21,825,610

Holding Companies - Diversified — 0.1%
Stena International SA, 7.25%, 01/15/31 (Call 01/15/27)(a)	USD	1,850	1,851,129

Home Builders — 0.2%
Ashton Woods USA LLC/Ashton Woods Finance Co., 6.63%, 01/15/28 (Call 01/15/25)(a)	USD	600	591,150
Brookfield Residential Properties Inc./Brookfield Residential U.S. LLC
4.88%, 02/15/30 (Call 02/15/25)(a)	USD	500	443,401
6.25%, 09/15/27 (Call 09/15/24)(a)	USD	556	539,725
Taylor Morrison Communities Inc.
5.13%, 08/01/30 (Call 02/01/30)(a)	USD	100	95,244
5.75%, 01/15/28 (Call 10/15/27)(a)	USD	300	297,822
5.88%, 06/15/27 (Call 03/15/27)(a)	USD	600	594,792

			2,562,134

Home Furnishings — 0.1%
Tempur Sealy International Inc.
3.88%, 10/15/31 (Call 10/15/26)(a)	USD	400	337,540
4.00%, 04/15/29 (Call 04/15/24)(a)	USD	707	637,867

			975,407

Household Products & Wares — 0.0%
Spectrum Brands Inc., 3.88%, 03/15/31 (Call 03/15/26)(a)	USD	322	298,275

Housewares — 0.2%
Newell Brands Inc.
4.88%, 06/01/25 (Call 05/01/25)	USD	317	310,986
5.20%, 04/01/26 (Call 01/01/26)	USD	1,000	973,469
6.38%, 09/15/27 (Call 06/15/27)	USD	400	392,883
6.63%, 09/15/29 (Call 06/15/29)	USD	200	193,906
Robert Bosch GmbH, 2.95%, 07/11/39(c)	EUR	100	99,188
Scotts Miracle-Gro Co. (The)
4.00%, 04/01/31 (Call 04/01/26)	USD	200	167,270
4.38%, 02/01/32 (Call 08/01/26)	USD	400	333,030
4.50%, 10/15/29 (Call 10/15/24)(g)	USD	500	442,450

			2,913,182

Insurance — 0.4%
Aon Corp., 2.80%, 05/15/30 (Call 02/15/30)	USD	177	157,155
Aon Corp./Aon Global Holdings PLC, 2.60%, 12/02/31 (Call 09/02/31)(g)	USD	1,316	1,116,595
AXA SA, 6.38%,(b)(c)	EUR	1,250	1,376,204
Galaxy Bidco Ltd., 6.50%, 07/31/26 (Call 01/29/24)(c)	GBP	500	619,322
Liberty Mutual Group Inc., 3.63%, 05/23/59 (Call 05/23/24)(b)(c)	EUR	1,744	1,849,403
Progressive Corp. (The)
3.00%, 03/15/32 (Call 12/15/31)	USD	583	518,466
4.95%, 06/15/33 (Call 03/15/33)	USD	150	153,342

			5,790,487

Internet — 1.0%
Booking Holdings Inc.
0.50%, 03/08/28 (Call 12/08/27)	EUR	100	97,713
4.13%, 05/12/33 (Call 02/12/33)	EUR	300	342,239
4.50%, 11/15/31 (Call 08/15/31)	EUR	100	116,701

Security		Par (000)	Value

Internet (continued)
Cerved Group SpA, 9.18%, 02/15/29 (Call 01/29/24), (3-mo. EURIBOR + 5.250%)(b)(c)	EUR	200	$210,036
Engineering - Ingegneria Informatica - SpA, 11.13%, 05/15/28 (Call 05/15/25)(c)	EUR	1,425	1,655,498
Gen Digital Inc.
6.75%, 09/30/27 (Call 09/30/24)(a)	USD	874	887,262
7.13%, 09/30/30 (Call 09/30/25)(a)(g)	USD	318	329,890
Go Daddy Operating Co. LLC/GD Finance Co. Inc.
3.50%, 03/01/29 (Call 03/01/24)(a)	USD	764	691,726
5.25%, 12/01/27 (Call 06/01/24)(a)	USD	100	98,180
iliad SA
5.38%, 06/14/27 (Call 03/14/27)(c)	EUR	200	221,497
5.38%, 02/15/29 (Call 11/15/28)(c)	EUR	800	885,483
5.63%, 02/15/30 (Call 11/15/29)(c)	EUR	3,400	3,807,342
Match Group Holdings II LLC
3.63%, 10/01/31 (Call 10/01/26)(a)(g)	USD	100	85,500
4.13%, 08/01/30 (Call 05/01/25)(a)	USD	311	279,825
4.63%, 06/01/28 (Call 06/01/24)(a)	USD	200	188,264
5.00%, 12/15/27 (Call 12/15/24)(a)	USD	300	290,245
Netflix Inc.
4.88%, 04/15/28	USD	75	75,521
5.88%, 11/15/28	USD	385	404,866
United Group BV
3.13%, 02/15/26 (Call 01/29/24)(c)	EUR	622	646,913
4.00%, 11/15/27 (Call 01/29/24)(c)	EUR	100	101,359
6.75%, 02/15/31(c)	EUR	569	611,075
7.25%, 02/15/26 (Call 01/29/24), (3-mo. EURIBOR + 3.250%)(b)(c)	EUR	200	216,032
8.15%, 02/15/31, (3-mo. EURIBOR + 4.250%)(b)(c)	EUR	998	1,073,146

			13,316,313

Iron & Steel — 0.2%
Cleveland-Cliffs Inc.
5.88%, 06/01/27 (Call 06/01/24)	USD	520	516,005
6.75%, 04/15/30 (Call 04/15/26)(a)(g)	USD	693	699,073
Mineral Resources Ltd.
8.00%, 11/01/27 (Call 11/01/24)(a)	USD	400	409,065
8.13%, 05/01/27 (Call 05/01/24)(a)	USD	515	520,150
8.50%, 05/01/30 (Call 05/01/25)(a)	USD	100	102,881
9.25%, 10/01/28 (Call 10/01/25)(a)	USD	800	845,000

			3,092,174

Leisure Time — 0.5%
Carnival Corp.
7.63%, 03/01/26 (Call 03/01/24)(c)	EUR	885	972,201
9.88%, 08/01/27 (Call 02/01/24)(a)	USD	229	240,308
Carnival Holdings Bermuda Ltd., 10.38%, 05/01/28 (Call 05/01/25)(a)	USD	1,234	1,349,947
NCL Corp. Ltd.
5.88%, 02/15/27 (Call 02/15/24)(a)	USD	829	816,727
8.13%, 01/15/29 (Call 01/15/26)(a)	USD	1,017	1,067,526
8.38%, 02/01/28 (Call 02/01/25)(a)	USD	300	314,970
Pinnacle Bidco PLC, 10.00%, 10/11/28 (Call 10/11/25)(c)	GBP	800	1,063,772
TUI Cruises GmbH, 6.50%, 05/15/26 (Call 01/08/24)(c)	EUR	937	1,002,490

			6,827,941

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Flexible Income ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Lodging — 1.3%
Accor SA
2.63%, (Call 01/30/25)(b)(c)(h)	EUR	200	$211,069
7.25%, (Call 01/11/29)(b)(c)(h)	EUR	600	706,778
Boyd Gaming Corp.
4.75%, 12/01/27 (Call 12/01/24)	USD	617	596,022
4.75%, 06/15/31 (Call 06/15/26)(a)	USD	400	367,452
Hilton Domestic Operating Co. Inc.
4.00%, 05/01/31 (Call 05/01/26)(a)	USD	110	98,869
5.38%, 05/01/25 (Call 05/01/24)(a)	USD	1,797	1,790,242
5.75%, 05/01/28 (Call 05/01/24)(a)	USD	218	218,266
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc
4.88%, 07/01/31 (Call 07/01/26)(a)	USD	400	354,720
5.00%, 06/01/29 (Call 06/01/24)(a)	USD	900	831,624
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.88%, 04/01/27 (Call 04/01/24)	USD	200	196,269
Las Vegas Sands Corp.
2.90%, 06/25/25 (Call 05/25/25)	USD	1,018	982,971
3.50%, 08/18/26 (Call 06/18/26)	USD	500	477,818
Melco Resorts Finance Ltd.
4.88%, 06/06/25 (Call 01/29/24)(a)	USD	700	682,500
5.38%, 12/04/29 (Call 12/04/24)(a)	USD	800	709,000
5.63%, 07/17/27 (Call 07/17/24)(a)	USD	500	470,760
5.75%, 07/21/28 (Call 07/21/24)(a)	USD	207	192,510
MGM China Holdings Ltd.
4.75%, 02/01/27 (Call 02/01/24)(a)	USD	700	654,500
5.25%, 06/18/25 (Call 01/09/24)(a)	USD	500	486,094
5.88%, 05/15/26 (Call 05/15/24)(a)	USD	200	194,368
MGM Resorts International
4.63%, 09/01/26 (Call 06/01/26)	USD	200	194,327
4.75%, 10/15/28 (Call 07/15/28)(g)	USD	303	287,076
5.50%, 04/15/27 (Call 01/15/27)	USD	517	508,594
5.75%, 06/15/25 (Call 03/15/25)	USD	627	627,217
Studio City Finance Ltd.
5.00%, 01/15/29 (Call 01/15/25)(a)	USD	700	595,000
6.00%, 07/15/25 (Call 07/15/24)(a)	USD	200	195,748
6.50%, 01/15/28 (Call 07/15/24)(a)	USD	900	832,500
Travel + Leisure Co.
4.50%, 12/01/29 (Call 09/01/29)(a)	USD	500	456,197
6.00%, 04/01/27 (Call 01/01/27)	USD	202	202,047
6.63%, 07/31/26 (Call 04/30/26)(a)	USD	400	403,976
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
5.25%, 05/15/27 (Call 02/15/27)(a)	USD	500	488,619
5.50%, 03/01/25 (Call 12/01/24)(a)	USD	755	754,047
Wynn Macau Ltd.
5.50%, 01/15/26 (Call 01/29/24)(a)	USD	1,100	1,062,875
5.63%, 08/26/28 (Call 08/26/24)(a)	USD	1,000	925,500

			17,755,555

Machinery — 0.2%
Chart Industries Inc., 7.50%, 01/01/30(Call 01/01/26)(a)	USD	1,042	1,069,633
John Deere Cash Management SARL, 2.20%, 04/02/32(c)	EUR	270	272,867
Renk AG/Frankfurt am Main, 5.75%, 07/15/25 (Call 01/08/24)(c)	EUR	200	215,622
TK Elevator Holdco GmbH, 6.63%, 07/15/28 (Call 01/29/24)(c)	EUR	1,249	1,294,085

Security		Par (000)	Value

Machinery (continued)
TK Elevator Midco GmbH, 4.38%, 07/15/27 (Call 01/08/24)(c)	EUR	400	$420,608

			3,272,815

Manufacturing — 0.0%
INEOS FINANCE PLC, 6.38%, 04/15/29(c)	EUR	402	434,441

Media — 4.0%
Altice Financing SA
2.25%, 01/15/25 (Call 01/29/24)(c)	EUR	200	208,305
4.25%, 08/15/29 (Call 08/15/24)(c)	EUR	300	284,005
5.75%, 08/15/29 (Call 08/15/24)(a)	USD	1,975	1,721,166
AMC Networks Inc.
4.25%, 02/15/29 (Call 02/15/24)	USD	1,862	1,432,306
4.75%, 08/01/25 (Call 01/29/24)	USD	200	192,705
CCO Holdings LLC/CCO Holdings Capital Corp.
4.25%, 02/01/31 (Call 07/01/25)(a)	USD	1,001	846,392
4.25%, 01/15/34 (Call 01/15/28)(a)(g)	USD	2,600	2,067,266
4.50%, 08/15/30 (Call 02/15/25)(a)	USD	1,792	1,558,431
4.50%, 05/01/32 (Call 05/01/26)	USD	100	83,426
4.50%, 06/01/33 (Call 06/01/27)(a)	USD	100	82,020
4.75%, 03/01/30 (Call 09/01/24)(a)	USD	903	802,412
4.75%, 02/01/32 (Call 02/01/27)(a)	USD	591	506,936
5.00%, 02/01/28 (Call 08/01/24)(a)(g)	USD	293	275,372
5.13%, 05/01/27 (Call 05/01/24)(a)	USD	1,426	1,375,400
5.38%, 06/01/29 (Call 06/01/24)(a)	USD	534	496,505
5.50%, 05/01/26 (Call 05/01/24)(a)	USD	224	221,943
6.38%, 09/01/29 (Call 09/01/25)(a)	USD	300	292,099
7.38%, 03/01/31 (Call 03/01/26)(a)	USD	1,200	1,212,750
Charter Communications Operating LLC/Charter Communications Operating Capital
2.30%, 02/01/32 (Call 11/01/31)	USD	100	78,224
4.20%, 03/15/28 (Call 12/15/27)	USD	3,029	2,911,530
6.15%, 11/10/26 (Call 10/10/26)	USD	1,350	1,379,006
Comcast Corp.
0.75%, 02/20/32 (Call 11/20/31)	EUR	300	271,133
2.35%, 01/15/27 (Call 10/15/26)	USD	88	82,815
3.30%, 02/01/27 (Call 11/01/26)	USD	150	144,935
4.15%, 10/15/28 (Call 07/15/28)	USD	3,074	3,028,019
5.35%, 11/15/27 (Call 10/15/27)	USD	100	102,880
Directv Financing LLC, 8.88%, 02/01/30 (Call 02/01/26)(a)	USD	1,900	1,938,106
Directv Financing LLC/Directv Financing Co-Obligor Inc., 5.88%, 08/15/27 (Call 08/15/24)(a)	USD	926	880,340
Gray Television Inc.
4.75%, 10/15/30 (Call 10/15/25)(a)	USD	1,117	874,090
5.38%, 11/15/31 (Call 11/15/26)(a)(g)	USD	1,104	864,081
7.00%, 05/15/27 (Call 05/15/24)(a)(g)	USD	600	586,500
News Corp.
3.88%, 05/15/29 (Call 05/15/24)(a)	USD	821	754,704
5.13%, 02/15/32 (Call 02/15/27)(a)	USD	204	191,701
Nexstar Media Inc.
4.75%, 11/01/28 (Call 11/01/24)(a)	USD	721	660,406
5.63%, 07/15/27 (Call 07/15/24)(a)	USD	917	893,071
RCS & RDS SA
2.50%, 02/05/25 (Call 01/29/24)(c)	EUR	700	740,710
3.25%, 02/05/28 (Call 01/29/24)(c)	EUR	1,200	1,173,212
Sirius XM Radio Inc.
3.13%, 09/01/26 (Call 09/01/24)(a)	USD	518	483,496

38	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Flexible Income ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Media (continued)
3.88%, 09/01/31 (Call 09/01/26)(a)	USD	1,258	$1,048,793
4.00%, 07/15/28 (Call 07/15/24)(a)	USD	2,329	2,114,984
4.13%, 07/01/30 (Call 07/01/25)(a)	USD	304	266,000
5.00%, 08/01/27 (Call 08/01/24)(a)	USD	100	96,123
5.50%, 07/01/29 (Call 07/01/24)(a)	USD	100	95,000
Summer BidCo BV
9.00%, 11/15/25 (Call 01/29/24), (9.75% PIK)(c)(i)	EUR	127	137,280
10.00%, 02/15/29, (10.75% PIK)(c)(i)	EUR	423	461,941
TEGNA Inc.
4.63%, 03/15/28 (Call 03/15/24)	USD	754	703,256
4.75%, 03/15/26 (Call 03/15/24)(a)	USD	300	291,855
5.00%, 09/15/29 (Call 09/15/24)	USD	600	554,148
Tele Columbus AG, 3.88%, 05/02/25 (Call 01/08/24)(c)	EUR	1,436	967,678
Univision Communications Inc.
4.50%, 05/01/29 (Call 05/01/24)(a)	USD	200	177,724
6.63%, 06/01/27 (Call 06/01/24)(a)	USD	600	593,511
7.38%, 06/30/30 (Call 06/30/25)(a)	USD	417	408,828
8.00%, 08/15/28 (Call 08/15/25)(a)	USD	1,244	1,265,857
UPCB Finance VII Ltd., 3.63%, 06/15/29 (Call 01/08/24)(c)	EUR	100	103,271
Videotron Ltd.
3.63%, 06/15/29 (Call 06/15/24)(a)	USD	700	638,715
5.13%, 04/15/27 (Call 04/15/24)(a)	USD	767	755,495
Virgin Media Finance PLC, 5.00%, 07/15/30 (Call 07/15/25)(a)	USD	1,300	1,161,043
Virgin Media Secured Finance PLC
4.13%, 08/15/30 (Call 08/15/25)(c)	GBP	2,700	2,911,431
5.25%, 05/15/29 (Call 05/15/24)(c)	GBP	350	415,278
5.50%, 05/15/29 (Call 05/15/24)(a)	USD	900	865,627
Virgin Media Vendor Financing Notes III DAC, 4.88%, 07/15/28 (Call 01/29/24)(c)	GBP	1,000	1,156,411
VZ Secured Financing BV
3.50%, 01/15/32	EUR	300	292,670
5.00%, 01/15/32 (Call 01/15/27)(a)	USD	2,100	1,835,801
VZ Vendor Financing II BV, 2.88%, 01/15/29 (Call 01/08/24)(c)	EUR	1,400	1,316,293
Ziggo BV
2.88%, 01/15/30 (Call 10/15/24)(c)	EUR	1,786	1,750,918
4.88%, 01/15/30 (Call 10/15/24)(a)	USD	400	357,644

			54,441,973

Metal Fabricate & Hardware — 0.0%
Vallourec SACA, 8.50%, 06/30/26 (Call 01/08/24)(c)	EUR	100	108,827

Mining — 0.5%
FMG Resources August 2006 Pty. Ltd.
4.38%, 04/01/31 (Call 01/01/31)(a)	USD	604	543,596
4.50%, 09/15/27 (Call 06/15/27)(a)	USD	497	477,817
FMG Resources August Pty. Ltd.
5.88%, 04/15/30 (Call 01/15/30)(a)	USD	419	413,800
6.13%, 04/15/32 (Call 01/15/32)(a)	USD	418	413,501
Glencore Capital Finance DAC, 1.13%, 03/10/28(c)	EUR	3,000	2,950,999
Novelis Corp.
3.25%, 11/15/26 (Call 11/15/24)(a)	USD	617	577,712
3.88%, 08/15/31 (Call 08/15/26)(a)	USD	100	86,734
4.75%, 01/30/30 (Call 01/30/25)(a)	USD	703	652,029

			6,116,188

Security		Par (000)	Value

Office & Business Equipment — 0.1%
Xerox Holdings Corp.
5.00%, 08/15/25 (Call 07/15/25)(a)	USD	172	$168,009
5.50%, 08/15/28 (Call 07/15/28)(a)	USD	1,400	1,275,475

			1,443,484

Oil & Gas — 2.3%
Apache Corp., 4.25%, 01/15/30 (Call 10/15/29)	USD	700	652,155
Ascent Resources Utica Holdings LLC/ARU Finance Corp.
5.88%, 06/30/29 (Call 09/01/24)(a)	USD	300	282,582
7.00%, 11/01/26 (Call 11/01/24)(a)	USD	100	99,941
8.25%, 12/31/28 (Call 02/01/24)(a)	USD	400	409,152
BG Energy Capital PLC, 2.25%, 11/21/29 (Call 08/21/29)(c)	EUR	1,249	1,274,309
BP Capital Markets America Inc.
1.75%, 08/10/30 (Call 05/10/30)	USD	1,881	1,580,983
2.72%, 01/12/32 (Call 10/12/31)	USD	222	192,023
3.63%, 04/06/30 (Call 01/06/30)	USD	35	33,324
4.81%, 02/13/33 (Call 11/13/32)	USD	100	99,901
4.89%, 09/11/33 (Call 06/11/33)	USD	20	20,096
BP Capital Markets BV, 4.32%, 05/12/35(c)	EUR	1,211	1,375,447
BP Capital Markets PLC
1.10%, 11/15/34(c)	EUR	300	253,185
2.82%, 04/07/32(c)	EUR	289	300,250
3.25%, (Call 03/22/26)(b)(c)(h)	EUR	450	470,486
Callon Petroleum Co., 8.00%, 08/01/28 (Call 08/01/24)(a)	USD	400	413,708
Chesapeake Energy Corp.
5.50%, 02/01/26 (Call 02/05/24)(a)	USD	241	239,736
5.88%, 02/01/29 (Call 02/05/24)(a)	USD	121	120,171
6.75%, 04/15/29 (Call 04/15/24)(a)	USD	400	404,630
Civitas Resources Inc., 8.38%, 07/01/28 (Call 07/01/25)(a)	USD	1,451	1,526,034
CNX Resources Corp.
6.00%, 01/15/29 (Call 01/15/25)(a)	USD	400	386,498
7.38%, 01/15/31 (Call 01/15/26)(a)	USD	200	203,112
Comstock Resources Inc.
5.88%, 01/15/30 (Call 01/15/25)(a)	USD	510	441,943
6.75%, 03/01/29 (Call 03/01/24)(a)	USD	1,000	918,249
Crescent Energy Finance LLC, 9.25%, 02/15/28 (Call 02/15/25)(a)	USD	1,008	1,046,448
CrownRock LP/CrownRock Finance Inc., 5.63%, 10/15/25 (Call 01/29/24)(a)	USD	500	497,545
Diamondback Energy Inc., 3.50%, 12/01/29 (Call 09/01/29)	USD	358	332,589
Eni SpA
1.00%, 10/11/34(c)	EUR	103	85,311
3.88%, 01/15/34(c)	EUR	1,230	1,346,265
4.25%, 05/19/33(c)	EUR	1,649	1,862,942
Equinor ASA, 1.38%, 05/22/32 (Call 02/22/32)(c)	EUR	200	189,492
Hess Corp., 4.30%, 04/01/27 (Call 01/01/27)	USD	100	98,801
Hilcorp Energy I LP/Hilcorp Finance Co.
5.75%, 02/01/29 (Call 02/01/24)(a)	USD	500	482,668
6.00%, 02/01/31 (Call 02/01/26)(a)	USD	100	96,004
6.25%, 11/01/28 (Call 11/01/24)(a)	USD	97	96,644
8.38%, 11/01/33 (Call 11/01/28)(a)	USD	650	698,581
Murphy Oil Corp., 5.88%, 12/01/27 (Call 12/01/24)	USD	253	250,929
Occidental Petroleum Corp.
5.88%, 09/01/25 (Call 06/01/25)	USD	897	903,072
6.63%, 09/01/30 (Call 03/01/30)	USD	115	122,349

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Flexible Income ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil & Gas (continued)
Parkland Corp.
4.50%, 10/01/29 (Call 10/01/24)(a)	USD	97	$89,202
4.63%, 05/01/30 (Call 05/01/25)(a)	USD	256	235,858
5.88%, 07/15/27 (Call 07/15/24)(a)	USD	400	396,864
PBF Holding Co. LLC/PBF Finance Corp.
6.00%, 02/15/28 (Call 02/15/24)	USD	100	97,737
7.88%, 09/15/30 (Call 09/15/26)(a)	USD	600	621,492
Permian Resources Operating LLC
5.88%, 07/01/29 (Call 07/01/24)(a)	USD	300	293,424
8.00%, 04/15/27 (Call 04/15/24)(a)	USD	817	845,618
Range Resources Corp.
4.88%, 05/15/25 (Call 02/15/25)	USD	228	225,150
8.25%, 01/15/29 (Call 01/15/25)	USD	400	414,736
Repsol International Finance BV
2.63%, 04/15/30(c)	EUR	300	316,014
3.75%, (Call 03/11/26)(b)(c)(h)	EUR	100	105,525
4.25%, (Call 09/11/28)(b)(c)(h)	EUR	730	764,778
SM Energy Co.
6.50%, 07/15/28 (Call 07/15/24)	USD	200	200,000
6.63%, 01/15/27 (Call 01/15/25)	USD	400	398,128
Southwestern Energy Co.
4.75%, 02/01/32 (Call 02/01/27)	USD	300	277,871
5.38%, 02/01/29 (Call 02/01/24)	USD	600	585,840
5.38%, 03/15/30 (Call 03/15/25)	USD	417	402,978
Sunoco LP/Sunoco Finance Corp.
4.50%, 05/15/29 (Call 05/15/24)	USD	593	552,466
6.00%, 04/15/27 (Call 04/15/24)	USD	354	354,066
7.00%, 09/15/28 (Call 09/15/25)(a)	USD	300	306,640
Transocean Inc., 8.75%, 02/15/30 (Call 02/15/26)(a)(g)	USD	1,477	1,530,904
Var Energi ASA, 7.86%, 11/15/83 (Call 11/15/28)(b)(c)	EUR	1,022	1,177,647
Wintershall Dea Finance BV, 0.84%, 09/25/25 (Call 06/25/25)(c)	EUR	700	719,681

			30,720,174

Oil & Gas Services — 0.1%
Archrock Partners LP/Archrock Partners Finance Corp.
6.25%, 04/01/28 (Call 04/01/24)(a)	USD	200	197,764
6.88%, 04/01/27 (Call 04/01/24)(a)	USD	500	501,250
Halliburton Co., 2.92%, 03/01/30 (Call 12/01/29)	USD	210	190,268
USA Compression Partners LP/USA Compression Finance Corp.
6.88%, 04/01/26 (Call 04/01/24)	USD	700	695,889
6.88%, 09/01/27 (Call 09/01/24)	USD	101	100,929

			1,686,100

Packaging & Containers — 1.8%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC
2.00%, 09/01/28 (Call 05/15/24)(c)	EUR	746	697,123
4.00%, 09/01/29 (Call 05/15/24)(a)(g)	USD	1,394	1,129,797
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc.
2.13%, 08/15/26 (Call 01/29/24)(c)	EUR	1,427	1,384,014
4.13%, 08/15/26 (Call 08/15/24)(a)	USD	1,100	988,009
4.75%, 07/15/27 (Call 01/08/24)(c)	GBP	300	281,455
5.25%, 04/30/25 (Call 04/30/24)(a)	USD	700	684,281

Security		Par (000)	Value

Packaging & Containers (continued)
Ball Corp.
2.88%, 08/15/30 (Call 05/15/30)	USD	400	$340,915
3.13%, 09/15/31 (Call 06/15/31)(g)	USD	156	132,090
5.25%, 07/01/25	USD	1,345	1,341,564
6.00%, 06/15/29 (Call 05/15/26)	USD	275	277,410
6.88%, 03/15/28 (Call 11/15/24)	USD	336	346,977
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 09/30/26 (Call 03/31/26)	USD	200	192,764
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 02/01/26 (Call 02/01/24)	USD	800	783,342
Crown European Holdings SA
4.75%, 03/15/29(c)	EUR	450	492,759
5.00%, 05/15/28 (Call 04/15/28)(c)	EUR	200	222,235
Fiber Bidco SpA
7.97%, 01/15/30, (3-mo. EURIBOR + 4.000%)(b)(c)	EUR	1,500	1,633,242
11.00%, 10/25/27 (Call 10/25/24)(c)	EUR	400	470,105
Graphic Packaging International LLC
3.50%, 03/15/28(a)	USD	600	553,913
3.75%, 02/01/30 (Call 08/01/29)(a)	USD	142	126,872
Kleopatra Finco Sarl, 4.25%, 03/01/26 (Call 01/29/24)(c)	EUR	1,700	1,612,134
LABL Inc., 5.88%, 11/01/28 (Call 11/01/24)(a)	USD	1,670	1,495,172
Mauser Packaging Solutions Holding Co., 7.88%, 08/15/26 (Call 08/15/24)(a)	USD	1,908	1,927,943
OI European Group BV, 6.25%, 05/15/28 (Call 05/15/25)(c)	EUR	900	1,012,099
Owens-Brockway Glass Container Inc., 7.25%, 05/15/31 (Call 05/15/26)(a)(g)	USD	1,100	1,105,577
Pactiv Evergreen Group Issuer LLC/Pactiv Evergreen Group Issuer Inc.
4.00%, 10/15/27 (Call 10/15/24)(a)	USD	751	700,307
4.38%, 10/15/28 (Call 10/15/24)(a)	USD	117	109,161
Sealed Air Corp.
4.00%, 12/01/27 (Call 09/01/27)(a)	USD	604	563,683
5.50%, 09/15/25 (Call 06/15/25)(a)	USD	446	446,602
Sealed Air Corp./Sealed Air Corp. US, 6.13%, 02/01/28 (Call 02/01/24)(a)	USD	200	200,709
Trivium Packaging Finance BV
5.50%, 08/15/26 (Call 08/15/24)(a)	USD	1,000	976,251
7.75%, 08/15/26 (Call 01/08/24)(b)(c)	EUR	300	324,475
WRKCo Inc.
3.00%, 06/15/33 (Call 03/15/33)	USD	394	337,896
3.90%, 06/01/28 (Call 03/01/28)	USD	58	55,741
4.00%, 03/15/28 (Call 12/15/27)	USD	1,562	1,507,201
4.20%, 06/01/32 (Call 03/01/32)	USD	220	210,295

			24,664,113

Pharmaceuticals — 1.6%
AbbVie Inc., 3.20%, 11/21/29 (Call 08/21/29)	USD	1,492	1,390,688
Bayer AG
5.38%, 03/25/82 (Call 06/25/30)(b)(c)	EUR	1,300	1,324,940
6.63%, 09/25/83(c)	EUR	200	218,812
7.00%, 09/25/83(c)	EUR	400	441,846
Series N5.5, 4.50%, 03/25/82 (Call 06/25/27)(b)(c)	EUR	1,600	1,633,880
Bayer Capital Corp. BV, 1.50%, 06/26/26 (Call 03/26/26)(c)	EUR	600	618,112
Cheplapharm Arzneimittel GmbH
3.50%, 02/11/27 (Call 01/29/24)(c)	EUR	100	103,277
7.50%, 05/15/30 (Call 05/15/26)(c)	EUR	1,561	1,773,886

40	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Flexible Income ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Pharmaceuticals (continued)
CVS Health Corp., 2.13%, 09/15/31 (Call 06/15/31)	USD	922	$759,797
Gruenenthal GmbH, 6.75%, 05/15/30 (Call 05/15/26)(c)	EUR	1,235	1,419,750
Gruenenthal GMBH, 4.13%, 05/15/28 (Call 05/15/24)(c)	EUR	200	212,724
Jazz Securities DAC, 4.38%, 01/15/29 (Call 07/15/24)(a)	USD	1,500	1,383,575
Nidda Healthcare Holding GmbH, 7.50%, 08/21/26 (Call 04/30/24)(c)	EUR	100	111,852
Organon & Co./Organon Foreign Debt Co.-Issuer BV
4.13%, 04/30/28 (Call 04/30/24)(a)	USD	900	823,455
5.13%, 04/30/31 (Call 04/30/26)(a)	USD	1,831	1,573,061
2.88%, 04/30/28 (Call 04/30/24)(c)	EUR	1,146	1,151,417
Pfizer Investment Enterprises Pte Ltd.
4.45%, 05/19/28 (Call 04/19/28)	USD	90	89,812
4.75%, 05/19/33 (Call 02/19/33)	USD	2,792	2,788,539
Sanofi SA, 1.50%, 04/01/30 (Call 01/01/30)(c)	EUR	100	100,313
Teva Pharmaceutical Finance Netherlands II BV
1.88%, 03/31/27 (Call 12/31/26)(c)	EUR	274	270,421
4.38%, 05/09/30 (Call 02/09/30)	EUR	700	709,051
7.38%, 09/15/29 (Call 06/15/29)	EUR	1,100	1,286,499
7.88%, 09/15/31 (Call 06/15/31)	EUR	1,200	1,461,059
Wyeth LLC, 6.50%, 02/01/34	USD	75	84,902

			21,731,668

Pipelines — 1.8%
Antero Midstream Partners LP/Antero Midstream Finance Corp.
5.38%, 06/15/29 (Call 06/15/24)(a)	USD	300	288,028
5.75%, 03/01/27 (Call 03/01/24)(a)	USD	97	96,279
6.63%, 02/01/32 (Call 02/01/27)(a)	USD	300	298,164
7.88%, 05/15/26 (Call 05/15/24)(a)	USD	500	511,607
Buckeye Partners LP
3.95%, 12/01/26 (Call 09/01/26)	USD	100	94,875
4.13%, 03/01/25 (Call 02/01/25)(a)	USD	438	427,723
4.13%, 12/01/27 (Call 09/01/27)	USD	121	114,078
4.50%, 03/01/28 (Call 12/01/27)(a)	USD	300	281,707
CQP Holdco LP/BIP-V Chinook Holdco LLC
5.50%, 06/15/31 (Call 06/15/26)(a)	USD	250	233,237
7.50%, 12/15/33 (Call 12/15/28)(a)	USD	650	666,295
DT Midstream Inc.
4.13%, 06/15/29 (Call 06/15/24)(a)	USD	640	587,998
4.38%, 06/15/31 (Call 06/15/26)(a)	USD	339	303,667
Energy Transfer LP
5.25%, 04/15/29 (Call 01/15/29)	USD	250	252,619
5.50%, 06/01/27 (Call 03/01/27)	USD	2,142	2,172,423
5.63%, 05/01/27 (Call 05/01/24)(a)	USD	377	376,284
5.75%, 04/01/25 (Call 01/29/24)	USD	300	299,862
5.75%, 02/15/33 (Call 11/15/32)	USD	45	46,083
6.00%, 02/01/29 (Call 02/01/24)(a)	USD	402	403,958
6.55%, 12/01/33 (Call 09/01/33)	USD	50	53,913
7.38%, 02/01/31 (Call 02/01/26)(a)	USD	534	561,309
EnLink Midstream LLC
5.38%, 06/01/29 (Call 03/01/29)	USD	100	97,437
5.63%, 01/15/28 (Call 07/15/27)(a)	USD	500	494,208
6.50%, 09/01/30 (Call 03/01/30)(a)	USD	400	408,188
EnLink Midstream Partners LP
4.15%, 06/01/25 (Call 03/01/25)	USD	577	564,935
4.85%, 07/15/26 (Call 04/15/26)	USD	100	97,648

Security		Par (000)	Value

Pipelines (continued)
EQM Midstream Partners LP
4.50%, 01/15/29 (Call 07/15/28)(a)	USD	600	$564,473
4.75%, 01/15/31 (Call 07/15/30)(a)	USD	97	90,425
6.00%, 07/01/25 (Call 04/01/25)(a)	USD	600	598,711
6.50%, 07/01/27 (Call 01/01/27)(a)(g)	USD	133	134,623
7.50%, 06/01/27 (Call 06/01/24)(a)	USD	600	617,338
7.50%, 06/01/30 (Call 12/01/29)(a)	USD	100	107,253
Hess Midstream Operations LP
4.25%, 02/15/30 (Call 02/15/25)(a)	USD	100	91,985
5.13%, 06/15/28 (Call 06/15/24)(a)	USD	200	194,015
5.63%, 02/15/26 (Call 02/15/24)(a)	USD	1,000	993,700
Kinetik Holdings LP, 5.88%, 06/15/30 (Call 06/15/25)(a)	USD	721	708,206
NGL Energy Operating LLC/NGL Energy Finance Corp.
7.50%, 02/01/26 (Call 02/01/24)(a)	USD	434	441,727
8.38%, 02/15/32 (Call 02/15/27)(a)	USD	800	805,895
NuStar Logistics LP
5.63%, 04/28/27 (Call 01/28/27)	USD	100	99,162
5.75%, 10/01/25 (Call 07/01/25)	USD	400	399,000
6.00%, 06/01/26 (Call 03/01/26)(g)	USD	400	399,080
Rockies Express Pipeline LLC
3.60%, 05/15/25 (Call 04/15/25)(a)	USD	709	688,011
4.95%, 07/15/29 (Call 04/15/29)(a)	USD	300	286,811
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.
5.50%, 01/15/28 (Call 01/15/25)(a)	USD	100	96,267
6.00%, 03/01/27 (Call 03/01/24)(a)	USD	100	98,375
6.00%, 12/31/30 (Call 12/31/25)(a)	USD	222	206,351
6.00%, 09/01/31 (Call 09/01/26)(a)	USD	200	184,219
7.38%, 02/15/29 (Call 02/16/26)(a)	USD	700	698,259
Transcontinental Gas Pipe Line Co. LLC, 4.00%, 03/15/28 (Call 12/15/27)	USD	134	130,343
Venture Global Calcasieu Pass LLC
3.88%, 11/01/33 (Call 05/01/33)(a)	USD	200	169,384
6.25%, 01/15/30 (Call 10/15/29)(a)	USD	600	600,476
3.88%, 08/15/29 (Call 02/15/29)(a)	USD	193	172,496
4.13%, 08/15/31 (Call 02/15/31)(a)	USD	731	646,439
Venture Global LNG Inc., 8.13%, 06/01/28 (Call 06/01/25)(a)	USD	3,322	3,357,508
Western Midstream Operating LP, 3.10%, 02/01/25 (Call 01/01/25)	USD	838	816,580
Williams Cos. Inc. (The), 2.60%, 03/15/31 (Call 12/15/30)	USD	319	272,644

			24,402,281

Real Estate — 0.5%
ADLER Real Estate AG, 3.00%, 04/27/26 (Call 02/27/26)(c)	EUR	900	787,749
Agps Bondco PLC, 5.00%, 01/14/29 (Call 10/14/28)(c)	EUR	800	337,870
Aroundtown SA
0.00%, 07/16/26 (Call 04/16/26)(c)	EUR	500	461,270
0.38%, 04/15/27 (Call 01/15/27)(c)	EUR	900	792,818
1.00%, 01/07/25(c)	EUR	100	103,390
3.38%, (Call 09/23/24)(b)(c)(h)	EUR	900	491,373
Balder Finland OYJ, 1.00%, 01/20/29 (Call 10/20/28)(c)	EUR	301	254,976
Citycon Treasury BV
1.25%, 09/08/26 (Call 06/08/26)(c)	EUR	100	95,876
2.38%, 01/15/27 (Call 10/15/26)(c)	EUR	100	96,452

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Flexible Income ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Real Estate (continued)
DEMIRE Deutsche Mittelstand Real Estate AG, 1.88%, 10/15/24 (Call 07/15/24)(c)	EUR	300	$218,897
Fastighets AB Balder
1.13%, 01/29/27 (Call 10/29/26)(c)	EUR	350	330,035
2.87%, 06/02/81 (Call 03/02/26)(b)(c)	EUR	300	272,207
Heimstaden Bostad AB, 1.13%, 01/21/26 (Call 10/21/25)(c)	EUR	400	384,738
Heimstaden Bostad Treasury BV
0.63%, 07/24/25 (Call 06/24/25)(c)	EUR	400	393,332
1.38%, 03/03/27 (Call 12/03/26)	EUR	936	851,838
Howard Hughes Corp. (The), 5.38%, 08/01/28 (Call 08/01/24)(a)	USD	1,168	1,118,959
SBB Treasury OYJ, 0.75%, 12/14/28 (Call 09/14/28)(c)	EUR	100	67,949

			7,059,729

Real Estate Investment Trusts — 1.6%
American Tower Corp.
0.88%, 05/21/29 (Call 02/21/29)	EUR	390	367,370
0.95%, 10/05/30 (Call 07/05/30)	EUR	115	104,471
1.95%, 05/22/26 (Call 02/22/26)	EUR	456	474,539
3.65%, 03/15/27 (Call 02/15/27)	USD	901	869,991
Crown Castle Inc.
3.65%, 09/01/27 (Call 06/01/27)	USD	1,687	1,606,143
3.80%, 02/15/28 (Call 11/15/27)	USD	289	274,808
Equinix Inc.
1.45%, 05/15/26 (Call 04/15/26)	USD	77	71,422
1.80%, 07/15/27 (Call 05/15/27)	USD	1,656	1,502,136
2.00%, 05/15/28 (Call 03/15/28)	USD	379	338,075
3.90%, 04/15/32 (Call 01/15/32)	USD	669	619,107
Healthpeak OP LLC
1.35%, 02/01/27 (Call 01/01/27)	USD	247	223,151
2.88%, 01/15/31 (Call 10/15/30)	USD	661	573,479
3.50%, 07/15/29 (Call 04/15/29)(g)	USD	260	242,347
Iron Mountain Inc.
4.50%, 02/15/31 (Call 02/15/26)(a)(g)	USD	1,307	1,171,913
4.88%, 09/15/27 (Call 09/15/24)(a)(g)	USD	100	96,631
5.25%, 03/15/28 (Call 12/27/24)(a)	USD	182	176,505
5.25%, 07/15/30 (Call 07/15/25)(a)(g)	USD	233	219,767
5.63%, 07/15/32 (Call 07/15/26)(a)	USD	100	93,912
7.00%, 02/15/29 (Call 08/15/25)(a)	USD	897	919,820
Iron Mountain Information Management Services Inc., 5.00%, 07/15/32 (Call 07/15/27)(a)	USD	457	412,151
Iron Mountain UK PLC, 3.88%, 11/15/25 (Call 01/08/24)(c)	GBP	300	368,777
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer, 4.88%, 05/15/29 (Call 05/15/24)(a)	USD	1,348	1,235,105
RHP Hotel Properties LP/RHP Finance Corp.
4.50%, 02/15/29 (Call 02/15/24)(a)	USD	900	836,649
7.25%, 07/15/28 (Call 07/15/25)(a)	USD	300	309,241
SBA Communications Corp.
3.13%, 02/01/29 (Call 02/01/24)(g)	USD	1,107	986,595
3.88%, 02/15/27 (Call 02/15/24)	USD	963	919,011
Service Properties Trust
3.95%, 01/15/28 (Call 07/15/27)(g)	USD	700	590,478
4.38%, 02/15/30 (Call 08/15/29)	USD	1,100	851,956
4.75%, 10/01/26 (Call 08/01/26)	USD	131	121,535
4.95%, 02/15/27 (Call 08/15/26)	USD	700	640,488
4.95%, 10/01/29 (Call 07/01/29)	USD	100	83,108
5.50%, 12/15/27 (Call 09/15/27)	USD	143	134,509

Security		Par (000)	Value

Real Estate Investment Trusts (continued)
7.50%, 09/15/25 (Call 06/15/25)	USD	117	$118,764
Starwood Property Trust Inc.
4.38%, 01/15/27 (Call 07/15/26)(a)	USD	928	859,115
4.75%, 03/15/25 (Call 09/15/24)	USD	300	294,000
VICI Properties LP, 4.75%, 02/15/28 (Call 01/15/28)	USD	97	94,978
VICI Properties LP/VICI Note Co. Inc.
3.75%, 02/15/27 (Call 02/15/24)(a)	USD	388	367,064
3.88%, 02/15/29 (Call 11/15/28)(a)	USD	2,063	1,896,736
4.13%, 08/15/30 (Call 02/15/25)(a)	USD	222	202,033
5.75%, 02/01/27 (Call 11/01/26)(a)	USD	211	210,487
Welltower OP LLC, 3.85%, 06/15/32 (Call 03/15/32)	USD	614	562,876

			22,041,243

Retail — 1.3%
1011778 BC ULC/New Red Finance Inc.
3.50%, 02/15/29 (Call 02/15/24)(a)	USD	400	366,011
3.88%, 01/15/28 (Call 09/15/24)(a)	USD	300	282,326
4.00%, 10/15/30 (Call 10/15/25)(a)	USD	800	715,032
4.38%, 01/15/28 (Call 11/15/24)(a)	USD	297	282,485
5.75%, 04/15/25 (Call 04/15/24)(a)	USD	761	759,457
Asbury Automotive Group Inc.
4.50%, 03/01/28 (Call 03/01/24)	USD	400	376,061
4.63%, 11/15/29 (Call 11/15/24)(a)	USD	100	92,129
4.75%, 03/01/30 (Call 03/01/25)	USD	456	421,944
5.00%, 02/15/32 (Call 11/15/26)(a)	USD	300	271,141
Bath & Body Works Inc.
5.25%, 02/01/28	USD	100	97,877
6.63%, 10/01/30 (Call 10/01/25)(a)	USD	697	706,166
7.50%, 06/15/29 (Call 06/15/24)	USD	341	352,509
Constellation Automotive Financing PLC, 4.88%, 07/15/27 (Call 01/29/24)(c)	GBP	500	529,658
Ferrellgas LP/Ferrellgas Finance Corp.
5.38%, 04/01/26 (Call 04/01/24)(a)	USD	397	391,129
5.88%, 04/01/29 (Call 04/01/24)(a)	USD	400	391,992
Goldstory SAS
6.75%, 02/01/30(c)	EUR	471	509,010
7.90%, 02/01/30, (3-mo. EURIBOR + 4.000%)(b)(c)	EUR	356	384,729
Kohl’s Corp., 4.63%, 05/01/31 (Call 02/01/31)	USD	1,380	1,104,000
Lithia Motors Inc.
3.88%, 06/01/29 (Call 06/01/24)(a)(g)	USD	723	648,892
4.38%, 01/15/31 (Call 10/15/25)(a)	USD	300	268,997
4.63%, 12/15/27 (Call 12/15/24)(a)	USD	106	101,551
Lowe’s Companies Inc., 1.70%, 10/15/30 (Call 07/15/30)	USD	1,751	1,451,967
Macy’s Retail Holdings LLC
5.88%, 04/01/29 (Call 04/01/24)(a)(g)	USD	262	254,140
5.88%, 03/15/30 (Call 03/15/25)(a)	USD	500	474,125
6.13%, 03/15/32 (Call 03/15/27)(a)	USD	400	377,440
McDonald’s Corp.
3.88%, 02/20/31(c)	EUR	300	335,832
4.13%, 11/28/35 (Call 08/28/35)(c)	EUR	200	225,002
Murphy Oil USA Inc., 3.75%, 02/15/31 (Call 02/15/26)(a)	USD	726	626,219
Nordstrom Inc.
4.25%, 08/01/31 (Call 05/01/31)(g)	USD	928	770,607
4.38%, 04/01/30 (Call 01/01/30)	USD	200	173,536
REWE International Finance BV, 4.88%, 09/13/30(c)	EUR	1,000	1,140,387

42	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Flexible Income ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Retail (continued)
Stonegate Pub Co. Financing 2019 PLC
8.00%, 07/13/25 (Call 01/29/24)(c)	GBP	300	$366,883
9.75%, 07/31/25 (Call 01/29/24)(b)(c)	EUR	677	706,758
Walgreens Boots Alliance Inc., 3.45%, 06/01/26 (Call 03/01/26)	USD	600	573,870
Yum! Brands Inc.
3.63%, 03/15/31 (Call 12/15/30)	USD	1,100	970,789
4.63%, 01/31/32 (Call 10/01/26)	USD	597	553,784
5.38%, 04/01/32 (Call 04/01/27)	USD	200	194,509

			18,248,944

Savings & Loans — 0.1%
Nationwide Building Society, 5.75%, (Call 06/20/27)(b)(c)(h)	GBP	800	935,817

Semiconductors — 0.5%
ams-OSRAM AG, 10.50%, 03/30/29(c)	EUR	1,670	1,949,151
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.88%, 01/15/27 (Call 10/15/26)	USD	145	141,242
Broadcom Inc.
3.14%, 11/15/35 (Call 08/15/35)(a)	USD	359	295,105
3.42%, 04/15/33 (Call 01/15/33)(a)	USD	670	588,378
4.15%, 04/15/32 (Call 01/15/32)(a)	USD	507	478,172
4.30%, 11/15/32 (Call 08/15/32)(g)	USD	102	96,817
Entegris Inc.
3.63%, 05/01/29 (Call 05/01/24)(a)	USD	153	138,007
4.75%, 04/15/29 (Call 01/15/29)(a)	USD	1,819	1,738,808
NXP BV/NXP Funding LLC, 5.55%, 12/01/28 (Call 09/01/28)	USD	150	153,391
NXP BV/NXP Funding LLC/NXP USA Inc.
2.65%, 02/15/32 (Call 11/15/31)	USD	1,062	884,933
3.15%, 05/01/27 (Call 03/01/27)	USD	118	111,644
5.00%, 01/15/33 (Call 10/15/32)	USD	354	346,973

			6,922,621

Software — 0.9%
Boxer Parent Co. Inc., 6.50%, 10/02/25 (Call 01/29/24)(c)	EUR	500	540,350
Capstone Borrower Inc., 8.00%, 06/15/30 (Call 06/15/26)(a)(g)	USD	617	640,269
Cedacri Mergeco SpA, 9.50%, 05/15/28 (Call 05/15/24)(b)(c)	EUR	504	544,673
Central Parent Inc./CDK Global Inc., 7.25%, 06/15/29 (Call 06/15/25)(a)	USD	1,100	1,120,767
Cloud Software Group Inc., 6.50%, 03/31/29 (Call 09/30/25)(a)	USD	3,233	3,018,760
Fair Isaac Corp.
4.00%, 06/15/28 (Call 12/15/24)(a)	USD	300	279,377
5.25%, 05/15/26 (Call 02/15/26)(a)	USD	554	547,075
Fiserv Inc.
1.63%, 07/01/30 (Call 04/01/30)	EUR	303	295,444
4.50%, 05/24/31 (Call 02/24/31)	EUR	500	571,567
Open Text Corp., 3.88%, 02/15/28 (Call 02/15/24)(a)	USD	800	743,080
Open Text Holdings Inc.
4.13%, 02/15/30 (Call 02/15/25)(a)	USD	288	260,669
4.13%, 12/01/31 (Call 12/01/26)(a)	USD	600	532,843
Oracle Corp.
2.30%, 03/25/28 (Call 01/25/28)	USD	2,528	2,295,153
2.80%, 04/01/27 (Call 02/01/27)(g)	USD	126	118,872
2.88%, 03/25/31 (Call 12/25/30)	USD	690	607,152
3.25%, 11/15/27 (Call 08/15/27)	USD	185	175,697
4.90%, 02/06/33 (Call 11/06/32)	USD	90	89,072

Security		Par (000)	Value

Software (continued)
6.15%, 11/09/29 (Call 09/09/29)	USD	116	$123,793

			12,504,613

Telecommunications — 3.9%
Altice France SA/France
4.00%, 07/15/29 (Call 04/15/24)(c)	EUR	900	720,233
4.13%, 01/15/29 (Call 01/29/24)(c)	EUR	2,411	1,980,831
4.25%, 10/15/29 (Call 10/15/24)(c)	EUR	450	366,989
11.50%, 02/01/27(c)	EUR	100	106,044
AT&T Inc.
2.35%, 09/05/29 (Call 06/04/29)	EUR	100	103,162
2.90%, 12/04/26 (Call 09/04/26)	GBP	150	180,062
3.55%, 12/17/32 (Call 09/17/32)	EUR	100	108,536
5.50%, 03/15/27(c)	GBP	150	193,208
British Telecommunications PLC
4.25%, 01/06/33(c)	EUR	811	919,323
8.38%, 12/20/83(c)	GBP	1,500	2,031,641
Chorus Ltd., 3.63%, 09/07/29	EUR	100	109,062
Eutelsat SA, 1.50%, 10/13/28 (Call 07/13/28)(c)	EUR	1,700	1,277,883
Frontier Communications Holdings LLC
5.00%, 05/01/28 (Call 05/01/24)(a)	USD	948	874,886
5.88%, 10/15/27 (Call 10/15/24)(a)	USD	1,100	1,058,013
8.75%, 05/15/30 (Call 05/15/25)(a)	USD	1,853	1,898,198
Global Switch Finance BV, 1.38%, 10/07/30 (Call 07/07/30)(c)	EUR	900	877,332
Iliad Holding SASU
5.13%, 10/15/26 (Call 01/08/24)(c)	EUR	200	215,775
5.63%, 10/15/28 (Call 10/15/24)(c)	EUR	100	108,347
6.50%, 10/15/26 (Call 10/15/24)(a)	USD	1,500	1,470,386
7.00%, 10/15/28 (Call 10/15/24)(a)	USD	900	892,830
Intelsat Jackson Holdings SA, 6.50%, 03/15/30 (Call 03/15/25)(a)	USD	2,345	2,215,077
Kaixo Bondco Telecom SA, 5.13%, 09/30/29 (Call 09/30/24)(c)	EUR	2,250	2,343,718
Lorca Telecom Bondco SA, 4.00%, 09/18/27 (Call 01/16/24)(c)	EUR	200	209,971
Matterhorn Telecom SA, 4.00%, 11/15/27 (Call 01/29/24)(c)	EUR	100	106,449
Motorola Solutions Inc.
4.60%, 02/23/28 (Call 11/23/27)	USD	180	179,156
4.60%, 05/23/29 (Call 02/23/29)	USD	99	98,202
5.60%, 06/01/32 (Call 03/01/32)	USD	1,583	1,627,351
Rogers Communications Inc., 3.80%, 03/15/32 (Call 12/15/31)	USD	499	453,885
SES SA, 2.88%, (Call 05/27/26)(b)(c)(h)	EUR	173	174,341
SoftBank Group Corp.
2.88%, 01/06/27 (Call 10/06/26)(c)	EUR	200	203,172
3.13%, 09/19/25 (Call 06/21/25)(c)	EUR	100	105,131
3.38%, 07/06/29 (Call 04/06/29)(c)	EUR	1,065	1,051,930
3.88%, 07/06/32 (Call 04/06/32)(c)	EUR	2,550	2,415,033
4.00%, 09/19/29 (Call 06/21/29)(c)	EUR	2,100	2,121,955
5.00%, 04/15/28 (Call 01/16/28)(c)	EUR	100	108,156
Sprint Capital Corp., 6.88%, 11/15/28	USD	1,350	1,458,575
Telecom Italia Capital SA
6.00%, 09/30/34	USD	2,100	1,968,476
6.38%, 11/15/33	USD	1,400	1,356,941
7.20%, 07/18/36	USD	1,500	1,506,045
7.72%, 06/04/38	USD	1,200	1,238,498
Telecom Italia SpA
6.88%, 02/15/28 (Call 11/15/27)(c)	EUR	200	229,811
7.88%, 07/31/28 (Call 05/01/28)(c)	EUR	213	253,381

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Flexible Income ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Telecommunications (continued)
Telecom Italia SpA/Milano
1.63%, 01/18/29 (Call 10/18/28)(c)	EUR	100	$92,385
2.75%, 04/15/25 (Call 01/15/25)(c)	EUR	100	105,681
5.25%, 03/17/55	EUR	300	300,773
Telefonica Emisiones SA
3.70%, 01/24/32(c)	EUR	500	550,142
4.06%, 01/24/36(c)	EUR	400	443,805
Telefonica Europe BV
3.88%, (Call 06/22/26)(b)(c)(h)	EUR	500	527,738
4.38%, (Call 12/14/24)(b)(c)(h)	EUR	400	429,730
6.14%, (Call 02/03/30)(b)(c)(h)	EUR	1,800	2,003,805
7.13%, (Call 08/23/28)(b)(c)(h)	EUR	1,100	1,288,342
Series ., 6.75%, (Call 06/07/31)(b)(c)(h)	EUR	1,400	1,630,442
T-Mobile USA Inc.
2.25%, 11/15/31 (Call 08/15/31)	USD	176	145,804
2.70%, 03/15/32 (Call 12/15/31)	USD	155	131,742
3.50%, 04/15/31 (Call 04/15/26)	USD	80	72,870
3.75%, 04/15/27 (Call 02/15/27)	USD	261	253,039
5.05%, 07/15/33 (Call 04/15/33)	USD	632	632,728
5.38%, 04/15/27 (Call 04/15/24)	USD	168	168,844
5.75%, 01/15/34 (Call 10/15/33)	USD	75	79,017
Vmed O2 UK Financing I PLC
3.25%, 01/31/31 (Call 01/31/26)(c)	EUR	100	97,920
4.00%, 01/31/29 (Call 01/31/24)(c)	GBP	200	224,956
4.25%, 01/31/31 (Call 01/31/26)(a)	USD	300	262,394
4.50%, 07/15/31 (Call 07/15/26)(c)	GBP	850	925,190
4.75%, 07/15/31 (Call 07/15/26)(a)	USD	1,100	985,831
Vodafone Group PLC
2.63%, 08/27/80 (Call 05/27/26)(b)(c)	EUR	300	308,810
3.00%, 08/27/80 (Call 05/27/30)(b)(c)	EUR	3,390	3,278,898
4.88%, 10/03/78 (Call 07/03/25)(b)(c)	GBP	530	654,347
6.50%, 08/30/84 (Call 05/30/29)(b)(c)	EUR	200	230,863
8.00%, 08/30/86 (Call 05/30/31)(b)(c)	GBP	350	477,351

			53,221,442

Toys, Games & Hobbies — 0.1%
Mattel Inc., 3.38%, 04/01/26 (Call 04/01/24)(a)	USD	1,056	1,007,553

Transportation — 0.3%
AP Moller - Maersk A/S, 1.75%, 03/16/26 (Call 12/16/25)(c)	EUR	825	862,578
Danaos Corp., 8.50%, 03/01/28 (Call 03/01/24)(a)	USD	319	325,418
Deutsche Bahn Finance GmbH, 3.63%, 12/18/37(c)	EUR	174	194,699
East Japan Railway Co.
1.10%, 09/15/39(c)	EUR	200	155,967
4.39%, 09/05/43(c)	EUR	100	117,257
Mobico Group PLC
4.25%, (Call 11/26/25)(b)(c)(h)	GBP	500	576,769
4.88%, 09/26/31(c)	EUR	400	438,465
Norfolk Southern Corp.
3.00%, 03/15/32 (Call 12/15/31)	USD	118	103,778
4.45%, 03/01/33 (Call 12/01/32)	USD	618	604,871
Poste Italiane SpA, 2.63%, (Call 03/24/29)(b)(c)(h)	EUR	615	557,791
Ryder System Inc.
4.30%, 06/15/27 (Call 05/15/27)	USD	70	69,003
5.25%, 06/01/28 (Call 05/01/28)	USD	207	210,562

			4,217,158

Security		Par (000)	Value

Trucking & Leasing — 0.0%
Penske Truck Leasing Co. LP/PTL Finance Corp., 4.40%, 07/01/27 (Call 06/01/27)(a)	USD	217	$212,284

Water — 0.1%
Thames Water Utilities Finance PLC
4.00%, 06/19/25(c)	GBP	300	365,755
4.00%, 04/18/27(c)	EUR	300	313,273

			679,028

Total Corporate Bonds & Notes — 59.5% (Cost: $802,759,754)			807,947,885

Foreign Government Obligations

Brazil — 1.9%
Brazil Letras do Tesouro Nacional, 0.00% 04/01/24(f)	BRL	3	1,857,166
Brazil Notas do Tesouro Nacional, Series F, 10.00%, 01/01/25	BRL	41	11,672,207
Brazil Notas do Tesouro Nacional Serie F, Series F, 10.00%, 01/01/27	BRL	47	11,573,606

			25,102,979

China — 0.1%
China Government Bond, 2.29%, 12/25/24	CNY	7,800	1,088,430

Colombia — 0.5%
Colombia TES, 13.25%, 02/09/33	COP	966,200	301,474
Colombian TES
Series B, 5.75%, 11/03/27	COP	22,830,400	5,295,028
Series B, 6.00%, 04/28/28	COP	3,312,400	765,848
Series B, 7.00%, 03/26/31	COP	2,771,400	631,425

			6,993,775

Czech Republic — 0.1%
Czech Republic Government Bond
2.75%, 07/23/29	CZK	18,860	784,048
5.00%, 09/30/30	CZK	14,520	680,082

			1,464,130

Hungary — 0.0%
Hungary Government Bond, 6.75%, 10/22/28	HUF	145,590	425,731

Indonesia — 0.2%
Indonesia Treasury Bond
5.50%, 04/15/26	IDR	2,449,000	152,635
7.00%, 05/15/27	IDR	11,469,000	740,979
7.13%, 06/15/38	IDR	15,113,000	987,932
8.25%, 05/15/36	IDR	10,467,000	747,179
8.38%, 09/15/26	IDR	3,934,000	261,519

			2,890,244

Mexico — 1.9%
Mexican Bonos
7.50%, 05/26/33	MXN	2,160	12,545,993
8.50%, 03/01/29	MXN	31	174,736
Series M, 5.75%, 03/05/26	MXN	1,200	6,436,104
Series M 20, 10.00%, 12/05/24	MXN	1,077	6,208,558
Series M 30, 8.50%, 11/18/38	MXN	26	142,485
Mexico Cetes, 0.00% 10/03/24(f)	MXN	1,273	686,720

			26,194,596

Poland — 0.1%
Republic of Poland Government Bond, 2.75%, 10/25/29	PLN	6,029	1,347,169

44	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Flexible Income ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

South Africa — 0.2%
Republic of South Africa Government Bond
7.00%, 02/28/31	ZAR	10,579	$474,291
8.00%, 01/31/30	ZAR	9,962	490,506
8.75%, 01/31/44	ZAR	3,101	122,314
9.00%, 01/31/40	ZAR	8,859	368,052
10.50%, 12/21/26	ZAR	21,769	1,216,056

			2,671,219

Total Foreign Government Obligations — 5.0% (Cost: $68,120,407)			68,178,273

U.S. Government Agency Obligations

Mortgage-Backed Securities — 8.7%
Uniform Mortgage-Backed Securities
3.50%, 02/13/54	$	84,833	77,204,634
3.50%, 03/13/54		33,900	30,867,408
4.50%, 02/13/54		8,937	8,640,260
4.50%, 03/13/54		2,200	2,127,726

			118,840,028

Total U.S. Government Agency Obligations — 8.7% (Cost: $118,228,341)			118,840,028

		Shares

Investment Companies

Exchange Traded Funds — 7.3%
iShares iBoxx $ High Yield Corporate Bond ETF(g)(j)		760,755	58,943,297
iShares iBoxx $ Investment Grade Corporate Bond ETF(g)(j)		364,024	40,104,524

			99,047,821

Total Investment Companies — 7.3% (Cost $97,856,745)			99,047,821

Total Long-Term Investments — 104.5% (Cost: $1,411,584,862)			1,420,596,895

Short-Term Securities

Money Market Funds — 10.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.51%(j)(k)(l)		145,981,235	146,068,824
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.32%(j)(k)		100,000	100,000

Total Short-Term Securities — 10.8% (Cost: $146,168,065)			146,168,824

Total Investments Before TBA Sales Commitments — 115.3% (Cost: $1,557,752,927)			1,566,765,719

Security	Par (000)	Value

TBA Sales Commitments(m)

Mortgage-Backed Securities — (2.4)%
Uniform Mortgage-Backed Securities
3.50%, 02/13/54	(33,900)	$(30,851,517)
4.50%, 02/13/54	(2,200)	(2,126,952)

Total TBA Sales Commitments — (2.4)% (Proceeds: $(32,955,715))		(32,978,469)

Total Investments, Net of TBA Sales Commitments — 112.9% (Cost: $1,524,797,212)		1,533,787,250

Liabilities in Excess of Other Assets — (12.9)%		(174,848,246)

Net Assets — 100.0%		$1,358,939,004

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(f)	Zero-coupon bond.
(g)	All or a portion of this security is on loan.
(h)	Perpetual security with no stated maturity date.
(i)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(j)	Affiliate of the Fund.
(k)	Annualized 7-day yield as of period end.
(l)	All or a portion of this security was purchased with the cash collateral from loaned securities.
(m)	Represents or includes a TBA transaction.

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Flexible Income ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended January 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/23	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/24	Shares Held at 01/31/24	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$4,834,571	$141,229,576	(a)	$—	$4,165	$512	$146,068,824	145,981,235	$478,659	(b)	$10
BlackRock Cash Funds: Treasury, SL Agency Shares	100,000	0	(a)	—	—	—	100,000	100,000	2,687		—
iShares iBoxx $ High Yield Corporate Bond ETF	5,279,262	74,553,677		(21,098,127)	(101,555)	310,040	58,943,297	760,755	173,510		—
iShares iBoxx $ Investment Grade Corporate Bond ETF	2,618,059	43,246,077		(6,557,236)	(20,879)	818,503	40,104,524	364,024	136,335		—

					$(118,269)	$1,129,055	$245,216,645		$791,191		$10

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
2-Year U.S. Treasury Note	30	03/28/24	$6,170	$4,829
5-Year U.S. Treasury Note	1,601	03/28/24	173,621	915,581

				920,410

Short Contracts
30-Year Euro Buxl Bond	(8)	03/07/24	1,189	641
Euro BOBL	(607)	03/07/24	77,754	(410,294)
Euro Bund	(438)	03/07/24	64,304	(635,019)
Euro-Schatz	(100)	03/07/24	11,476	(19,606)
10-Year U.S. Treasury Note	(51)	03/19/24	5,731	(52,994)
10-Year U.S. Ultra Bond	(236)	03/19/24	27,623	(655,157)
U.S. Long Bond	(3)	03/19/24	368	(8,380)
U.S. Ultra Bond	(36)	03/19/24	4,655	(22,927)
Long Gilt	(10)	03/26/24	1,267	(7,690)

				(1,811,426)

				$(891,016)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
COP	4,569,740,000	USD	1,159,832	State Street Bank & Trust Company	02/01/24	$13,709
COP	1,329,403,000	USD	339,623	Barclays Bank PLC	02/05/24	1,577
JPY	8,999,398	USD	61,000	Citibank N.A.	02/22/24	337
COP	504,475,000	USD	128,241	Citibank N.A.	02/26/24	740
COP	1,426,985,998	USD	359,944	Citibank N.A.	03/14/24	3,788
COP	113,046,260	USD	28,278	Goldman Sachs & Co.	03/14/24	537

46	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Flexible Income ETF

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

HUF	87,828,174	USD	245,346	Deutsche Bank Securities Inc.	03/14/24	$932
IDR	14,663,798,902	USD	927,038	Bank of America N.A.	03/14/24	2,024
INR	23,020,937	USD	276,445	Bank of America N.A.	03/14/24	211
INR	16,250,923	USD	194,356	Deutsche Bank Securities Inc.	03/14/24	940
KRW	535,290,517	USD	401,354	Bank of America N.A.	03/14/24	663
MYR	2,519,731	USD	533,276	Barclays Bank PLC	03/14/24	2,133
NOK	647,754	USD	59,077	Goldman Sachs & Co.	03/14/24	2,573
PLN	5,667,235	USD	1,405,603	Deutsche Bank Securities Inc.	03/14/24	9,048
RON	496,000	USD	107,251	Deutsche Bank Securities Inc.	03/14/24	424
THB	44,738,600	USD	1,257,780	Barclays Bank PLC	03/14/24	7,280
USD	177,461	AUD	261,000	Goldman Sachs & Co.	03/14/24	6,003
USD	1,358,186	BRL	6,698,275	Citibank N.A.	03/14/24	11,152
USD	58,137	CLP	51,326,000	Citibank N.A.	03/14/24	3,111
USD	398,088	CZK	9,033,989	Barclays Bank PLC	03/14/24	5,290
USD	817,109	CZK	18,621,546	Goldman Sachs & Co.	03/14/24	7,445
USD	103,884	EUR	95,000	Barclays Bank PLC	03/14/24	1,040
USD	110,785	EUR	100,000	BNP Paribas SA	03/14/24	2,528
USD	138,021	GBP	108,559	Barclays Bank PLC	03/14/24	400
USD	450,751	IDR	7,068,227,778	Barclays Bank PLC	03/14/24	2,926
USD	1,008,939	MXN	17,449,212	Bank of America N.A.	03/14/24	2,016
USD	110,633	MXN	1,890,000	Goldman Sachs & Co.	03/14/24	1,569
USD	60,057	NOK	626,927	Barclays Bank PLC	03/14/24	389
ZAR	11,252,356	USD	594,115	Bank of America N.A.	03/14/24	4,838
BRL	3,021,576	USD	605,000	Goldman Sachs & Co.	03/20/24	2,218
MXN	7,496,552	USD	429,000	Deutsche Bank Securities Inc.	03/20/24	3,164
USD	598,514	BRL	2,958,000	Barclays Bank PLC	03/20/24	4,072
USD	10,681,380	BRL	52,707,269	Citibank N.A.	03/20/24	89,289
USD	1,014,964	BRL	5,031,655	Goldman Sachs & Co.	03/20/24	3,799
USD	4,710,704	EUR	4,335,000	Barclays Bank PLC	03/20/24	16,561
USD	105,590,586	EUR	96,265,000	BNP Paribas SA	03/20/24	1,350,297
USD	3,726,888	EUR	3,394,000	Citibank N.A.	03/20/24	51,705
USD	219,082,598	EUR	201,204,984	Deutsche Bank Securities Inc.	03/20/24	1,208,339
USD	10,230,129	EUR	9,420,000	Goldman Sachs & Co.	03/20/24	29,709
USD	4,188,418	GBP	3,291,000	Barclays Bank PLC	03/20/24	16,193
USD	23,281,354	GBP	18,315,000	Deutsche Bank Securities Inc.	03/20/24	62,183
USD	12,329,477	MXN	213,243,000	Deutsche Bank Securities Inc.	03/20/24	36,352
USD	2,117,839	MXN	36,231,093	Goldman Sachs & Co.	03/20/24	29,173
USD	1,351,548	BRL	6,677,094	Citibank N.A.	04/02/24	11,748
USD	1,105,822	CNY	7,835,991	Citibank N.A.	04/29/24	752
COP	563,553,000	USD	128,401	BNP Paribas SA	05/17/24	13,483
COP	372,232,840	USD	87,394	Barclays Bank PLC	08/15/24	4,901
COP	957,170,160	USD	221,357	BNP Paribas SA	08/15/24	15,972
COP	2,088,000,000	USD	501,940	BNP Paribas SA	10/23/24	10,804

						3,056,337

EUR	2,187,000	USD	2,366,755	Barclays Bank PLC	02/01/24	(3,264)
USD	339,738	COP	1,329,403,000	Barclays Bank PLC	02/05/24	(1,462)
USD	138,970	COP	563,553,000	Citibank N.A.	02/20/24	(5,271)
USD	61,000	TWD	1,926,014	Citibank N.A.	02/22/24	(707)
USD	338,261	COP	1,329,403,000	Barclays Bank PLC	02/26/24	(1,634)
AUD	247,576	USD	162,920	Citibank N.A.	03/14/24	(281)
BRL	4,648,485	USD	941,867	Citibank N.A.	03/14/24	(7,049)
CLP	377,954,630	USD	414,375	Citibank N.A.	03/14/24	(9,176)

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Flexible Income ETF

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

CLP	121,730,085	USD	137,595	Goldman Sachs & Co.	03/14/24	$(7,090)
CZK	7,594,102	USD	332,819	Deutsche Bank Securities Inc.	03/14/24	(2,627)
EUR	55,000	USD	60,057	Barclays Bank PLC	03/14/24	(516)
EUR	112,000	USD	122,444	BNP Paribas SA	03/14/24	(1,197)
HUF	37,014,974	USD	103,884	Barclays Bank PLC	03/14/24	(91)
HUF	39,412,000	USD	110,630	Citibank N.A.	03/14/24	(116)
HUF	236,026,830	USD	662,180	Deutsche Bank Securities Inc.	03/14/24	(341)
IDR	918,859,000	USD	59,492	Citibank N.A.	03/14/24	(1,276)
KRW	436,412,062	USD	334,048	Citibank N.A.	03/14/24	(6,291)
MXN	14,728,336	USD	849,976	Bank of America N.A.	03/14/24	(63)
MXN	1,951,000	USD	113,814	Goldman Sachs & Co.	03/14/24	(1,230)
MYR	1,698,378	USD	365,125	Barclays Bank PLC	03/14/24	(4,242)
NOK	1,125,560	USD	110,785	BNP Paribas SA	03/14/24	(3,659)
NOK	1,446,977	USD	138,845	Deutsche Bank Securities Inc.	03/14/24	(1,128)
RON	632,194	USD	137,784	Goldman Sachs & Co.	03/14/24	(544)
USD	299,567	BRL	1,496,583	Bank of America N.A.	03/14/24	(1,399)
USD	58,171	BRL	291,000	Barclays Bank PLC	03/14/24	(349)
USD	101,764	CLP	95,162,000	Goldman Sachs & Co.	03/14/24	(258)
USD	110,079	COP	433,051,000	BNP Paribas SA	03/14/24	(304)
USD	613,433	COP	2,487,066,739	Citibank N.A.	03/14/24	(20,509)
USD	1,136,391	COP	4,476,184,495	Goldman Sachs & Co.	03/14/24	(4,569)
USD	59,077	EUR	55,000	Goldman Sachs & Co.	03/14/24	(464)
USD	122,444	GBP	97,234	BNP Paribas SA	03/14/24	(820)
USD	235,732	HUF	84,209,067	Goldman Sachs & Co.	03/14/24	(397)
USD	1,761,330	IDR	27,901,230,671	Goldman Sachs & Co.	03/14/24	(6,422)
USD	230,739	MXN	4,078,660	Barclays Bank PLC	03/14/24	(4,624)
USD	724,902	PLN	2,916,853	Barclays Bank PLC	03/14/24	(3,200)
USD	296,328	PLN	1,191,302	Deutsche Bank Securities Inc.	03/14/24	(1,044)
USD	22,397	PLN	90,355	Goldman Sachs & Co.	03/14/24	(157)
USD	117,346	ZAR	2,221,000	Citibank N.A.	03/14/24	(876)
USD	2,048,625	ZAR	38,834,645	Deutsche Bank Securities Inc.	03/14/24	(18,508)
BRL	9,250,961	USD	1,879,000	Citibank N.A.	03/20/24	(19,920)
BRL	9,828,754	USD	1,977,000	Goldman Sachs & Co.	03/20/24	(1,806)
IDR	19,474,268,400	USD	1,241,000	Barclays Bank PLC	03/20/24	(7,321)
MXN	16,682,631	USD	967,000	Bank of America N.A.	03/20/24	(5,273)
MXN	33,846,444	USD	1,954,000	Barclays Bank PLC	03/20/24	(2,806)
MXN	10,766,721	USD	621,000	BNP Paribas SA	03/20/24	(315)
USD	1,460,882	BRL	7,280,672	Citibank N.A.	03/20/24	(2,247)
USD	5,196,086	BRL	25,910,271	Goldman Sachs & Co.	03/20/24	(10,861)
USD	520,893	COP	2,088,000,000	BNP Paribas SA	03/20/24	(10,755)
USD	1,498,370	COP	5,954,158,482	Citibank N.A.	03/20/24	(17,683)
USD	3,117,447	COP	12,439,434,000	Goldman Sachs & Co.	03/20/24	(49,892)
USD	6,881,306	EUR	6,373,000	Deutsche Bank Securities Inc.	03/20/24	(19,679)
USD	518,764	GBP	412,000	Barclays Bank PLC	03/20/24	(3,556)
USD	14,891,129	GBP	11,749,000	BNP Paribas SA	03/20/24	(3,877)
USD	845,784	GBP	668,000	Deutsche Bank Securities Inc.	03/20/24	(1,086)
USD	7,539,280	MXN	131,372,090	Deutsche Bank Securities Inc.	03/20/24	(34,116)
USD	896,130	MXN	15,692,000	Goldman Sachs & Co.	03/20/24	(8,489)
ZAR	2,013,383	USD	109,000	Deutsche Bank Securities Inc.	03/20/24	(1,884)
USD	468,268	BRL	2,436,333	Citibank N.A.	04/02/24	(20,597)

						(345,318)

						$2,711,019

48	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Flexible Income ETF

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency

1-Day SOFR, 5.32%	Annual	5.37%	Annual	N/A	07/12/24	USD	4,500	$514	$7	$507
1-Day SOFR, 5.32%	Annual	5.37%	Annual	N/A	07/12/24	USD	4,500	649	7	642
10.95%	Monthly	28-Day MXIBTIIE, 11.50%	Monthly	N/A	12/03/24	USD	21,120	(324)	1	(325)
10.76%	Monthly	28-Day MXIBTIIE, 11.50%	Monthly	N/A	01/23/25	USD	14,997	262	1	261
4.68%	Annual	3-mo. PRIBOR, 6.55%	Quarterly	3/20/2024(a)	03/20/25	USD	13,502	(941)	2	(943)
4.84%	Annual	6-mo. PRIBOR, 6.15%	Semi-Annual	3/20/2024(a)	03/20/25	USD	14,824	(856)	2	(858)
4.75%	Annual	1-Day SOFR, 5.32%	Annual	N/A	07/24/25	USD	6,850	(9,878)	23	(9,901)
28-Day MXIBTIIE, 11.50%	Monthly	10.84%	Monthly	N/A	09/25/25	USD	6,733	4,805	2	4,803
28-Day MXIBTIIE, 11.50%	Monthly	9.98%	Monthly	N/A	11/26/25	USD	7,020	658	2	656
4.04%	Annual	6-mo. PRIBOR, 6.15%	Semi-Annual	3/20/2024(a)	03/20/26	USD	7,778	(1,049)	1	(1,050)
4.10%	Annual	6-mo. PRIBOR, 6.15%	Semi-Annual	3/20/2024(a)	03/20/26	USD	7,446	(1,357)	2	(1,359)
3-mo. KRW CDC, 3.68%	Quarterly	3.38%	Quarterly	N/A	09/20/26	USD	26,867	49	—	49
3-mo. KRW CDC, 3.68%	Quarterly	3.51%	Quarterly	N/A	09/20/26	USD	441,195	1,981	3	1,978
1-Day SOFR, 5.32%	At Termination	4.17%	At Termination	10/23/2025(a)	10/23/26	USD	1,786	15,806	3	15,803
1-Day SOFR, 5.32%	At Termination	4.21%	At Termination	10/27/2025(a)	10/27/26	USD	3,655	33,761	7	33,754
3-mo. KRW CDC, 3.68%	Quarterly	3.54%	Quarterly	N/A	12/20/26	USD	251,959	1,490	2	1,488
3-mo. KRW CDC, 3.68%	Quarterly	3.22%	Quarterly	3/20/2024(a)	03/20/27	USD	394,532	144	2	142
1-Day SOFR, 5.32%	Annual	4.20%	Annual	10/23/2025(a)	10/23/27	USD	930	16,434	4	16,430
1-Day SOFR, 5.32%	Annual	3.92%	Annual	11/3/2025(a)	11/03/27	USD	478	6,052	2	6,050
1-Day SOFR, 5.32%	Annual	3.95%	Annual	11/3/2025(a)	11/03/27	USD	478	6,310	2	6,308
1-Day SOFR, 5.32%	Annual	3.99%	Annual	11/3/2025(a)	11/03/27	USD	957	13,221	4	13,217
1-Day SOFR, 5.32%	Annual	3.84%	Annual	11/17/2025(a)	11/17/27	USD	2,226	24,646	10	24,636
1-Day SOFR, 5.32%	Annual	3.74%	Annual	11/28/2025(a)	11/28/27	USD	1,250	11,516	5	11,511
1-Day SOFR, 5.32%	Annual	4.55%	Annual	N/A	10/11/28	USD	6,900	249,884	1,015	248,869
28-Day MXIBTIIE, 11.50%	Monthly	8.67%	Monthly	N/A	01/18/29	USD	6,694	(701)	3	(704)
28-Day MXIBTIIE, 11.50%	Monthly	8.72%	Monthly	N/A	01/22/29	USD	1,887	62	1	61
3.68%	Annual	1-Day SOFR, 5.32%	Annual	N/A	08/02/33	USD	3,700	3,654	58	3,596

								$376,792	$1,171	$375,621

(a)	Forward Swap.

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Flexible Income ETF

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund		Counterparty	Effective Date		Termination Date	Notional Amount (000)			Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency							Value

10.30%	At Termination	1-Day COOIS, 12.02%	At Termination	Citibank N.A.	N/A		01/29/25	USD	$1,266,482	$(500)	$—	$(500)
10.29%	At Termination	1-Day COOIS, 12.02%	At Termination	Citibank N.A.	N/A		01/29/25	USD	3,530,322	(1,312)	—	(1,312)
10.18%	At Termination	1-Day COOIS, 12.02%	At Termination	Citibank N.A.	N/A		06/20/25	USD	1,124,791	(1,775)	—	(1,775)
1-Day BZDIOVER, 0.44%	At Termination	10.92%	At Termination	BNP Paribas SA	N/A		01/02/26	USD	293	678	—	678
1-Day BZDIOVER, 0.44%	At Termination	10.81%	At Termination	Citibank N.A.	N/A		01/02/26	USD	188	350	—	350
1-Day BZDIOVER, 0.44%	At Termination	10.84%	At Termination	Citibank N.A.	N/A		01/02/26	USD	209	418	—	418
1-Day BZDIOVER, 0.44%	At Termination	10.56%	At Termination	Citibank N.A.	N/A		01/02/26	USD	254	152	—	152
1-Day BZDIOVER, 0.44%	At Termination	10.13%	At Termination	Barclays Bank PLC	N/A		01/02/26	USD	453	(419)	—	(419)
1-Day BZDIOVER, 0.44%	At Termination	10.10%	At Termination	Citibank N.A.	N/A		01/02/26	USD	941	(873)	—	(873)
1-Day BZDIOVER, 0.44%	At Termination	10.14%	At Termination	Goldman Sachs International	N/A		01/02/26	USD	294	19	—	19
1-Day BZDIOVER, 0.44%	At Termination	10.10%	At Termination	Citibank N.A.	N/A		01/02/26	USD	891	903	—	903
1-Day BZDIOVER, 0.44%	At Termination	9.59%	At Termination	BNP Paribas SA	N/A		01/02/26	USD	2,978	(621)	—	(621)
1-Day BZDIOVER, 0.44%	At Termination	9.79%	At Termination	BNP Paribas SA	N/A		01/04/27	USD	1,292	261	—	261
1-Day BZDIOVER, 0.44%	At Termination	9.71%	At Termination	BNP Paribas SA	N/A		01/04/27	USD	1,961	(331)	—	(331)
4.44%	Quarterly	1-Day CLP Interbank Rate, 23,432.52%	Quarterly	Goldman Sachs International	1/26/2026	(a)	01/26/28	USD	268,982	(1,060)	—	(1,060)
4.40%	Semi-Annual	1-Day CLP Interbank Rate, 23,432.52%	Semi-Annual	Goldman Sachs International	1/26/2026	(a)	01/26/28	USD	378,311	(1,236)	—	(1,236)
4.38%	Semi-Annual	1-Day CLP Interbank Rate, 23,432.52%	Semi-Annual	Goldman Sachs International	1/30/2026	(a)	01/30/28	USD	855,818	(2,353)	—	(2,353)

										$(7,699)	$—	$(7,699)

(a)	Forward Swap.

50	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Flexible Income ETF

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$1,171	$—	$390,761	$(15,140)
OTC Swaps	—	—	2,781	(10,480)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$921,051	$—	$921,051
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$3,056,337	$—	$—	$3,056,337
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	$—	$—	$—	$—	$2,781	$—	$2,781
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	$—	$—	$—	$—	$390,761	$—	$390,761

	$—	$—	$—	$3,056,337	$1,314,593	$—	$4,370,930

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$1,812,067	$—	$1,812,067
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$—	$—	$—	$345,318	$—	$—	$345,318
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	$—	$—	$—	$—	$10,480	$—	$10,480
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	$—	$—	$—	$—	$15,140	$—	$15,140

	$—	$—	$—	$345,318	$1,837,687	$—	$2,183,005

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Flexible Income ETF

For the period ended January 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$—	$—	$640,283	$—	$640,283
Forward foreign currency exchange contracts	—	—	—	(886,932)	—	—	(886,932)
Options purchased(a)	—	—	—	(478)	—	—	(478)
Swaps	—	—	—	—	(287,352)	—	(287,352)

	$—	$—	$—	$(887,410)	$352,931	$—	$(534,479)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$(927,049)	$—	$(927,049)
Forward foreign currency exchange contracts	—	—	—	2,869,313	—	—	2,869,313
Swaps	—	—	—	—	366,776	—	366,776

	$—	$—	$—	$2,869,313	$(560,273)	$—	$2,309,040

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$112,620,905
Average notional value of contracts — short	$105,566,239
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$16,935,981
Average amounts sold — in USD	$254,745,149
Options:
Average market value of option contracts purchased	$0	(a)
Interest rate swaps:
Average notional value — pays fixed rate	$15,135,123
Average notional value — receives fixed rate	$28,776,729

(a)	Derivative financial instrument not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Futures contracts	$921,051	$1,812,067
Forward foreign currency exchange contracts	3,056,337	345,318
Swaps - centrally cleared	390,761	15,140
Swaps - OTC(a)	2,781	10,480

Total derivative assets and liabilities in the Statement of Assets and Liabilities	4,370,930	2,183,005
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(1,311,812)	(1,827,207)

Total derivative assets and liabilities subject to an MNA	$3,059,118	$355,798

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

52	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Flexible Income ETF

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

	Derivative Assets Subject to an MNA by	Derivatives Available	Non-Cash Collateral	Cash Collateral	Net Amount of Derivative
Counterparty	Counterparty	for Offset (a)	Received	Received	Assets	(b)(c)

Bank of America N.A	$9,752	$(6,735)	$—	$—	$3,017
Barclays Bank PLC	62,762	(33,484)	—	—	29,278
BNP Paribas SA	1,394,023	(21,879)	—	—	1,372,144
Citibank N.A	174,445	(116,459)	—	—	57,986
Deutsche Bank Securities Inc.	1,321,382	(80,413)	—	—	1,240,969
Goldman Sachs & Co.	83,026	(83,026)	—	—	—
Goldman Sachs International	19	(19)	—	—	—
State Street Bank & Trust Company	13,709	—	—	—	13,709

	$3,059,118	$(342,015)	$—	$—	$2,717,103

	Derivative Liabilities Subject to an MNA by	Derivatives Available	Non-Cash Collateral	Cash Collateral	Net Amount of Derivative
Counterparty	Counterparty	for Offset (a)	Pledged	Pledged	Liabilities	(c)(d)

Bank of America N.A	$6,735	$(6,735)	$—	$—	$—
Barclays Bank PLC	33,484	(33,484)	—	—	—
BNP Paribas SA	21,879	(21,879)	—	—	—
Citibank N.A	116,459	(116,459)	—	—	—
Deutsche Bank Securities Inc.	80,413	(80,413)	—	—	—
Goldman Sachs & Co.	92,179	(83,026)	—	—	9,153
Goldman Sachs International	4,649	(19)	—	—	4,630

	$355,798	$(342,015)	$—	$—	$13,783

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$189,952,392	$153,451	$190,105,843
Collaterized Mortgage Obligations	—	125,922,579	498,412	126,420,991
Convertible Bonds	9,884,739	171,315	—	10,056,054
Corporate Bonds & Notes	—	807,947,885	—	807,947,885
Foreign Government Obligations	—	68,178,273	—	68,178,273
U.S. Government Agency Obligations	—	118,840,028	—	118,840,028
Investment Companies	99,047,821	—	—	99,047,821
Short-Term Securities
Money Market Funds	146,168,824	—	—	146,168,824
Liabilities
Investments
TBA Sales Commitments	—	(32,978,469)	—	(32,978,469)

	$255,101,384	$1,278,034,003	$651,863	$1,533,787,250

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Flexible Income ETF

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(a)
Assets
Foreign Currency Exchange Contracts	$—	$3,056,337	$—	$3,056,337
Interest Rate Contracts	921,051	393,542	—	1,314,593
Liabilities
Foreign Currency Exchange Contracts	—	(345,318)	—	(345,318)
Interest Rate Contracts	(1,812,067)	(25,620)	—	(1,837,687)

	$(891,016)	$3,078,941	$—	2,187,925

(a)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

54	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) January 31, 2024	BlackRock Floating Rate Loan ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Auto Parts & Equipment — 0.3%
Clarios Global LP/Clarios U.S. Finance Co., 8.50%, 05/15/27 (Call 05/15/24)(a)	$80	$79,781

Chemicals — 0.3%
WR Grace Holdings LLC, 5.63%, 08/15/29 (Call 08/15/24)(a)	100	88,173

Commercial Services — 1.1%
Allied Universal Holdco LLC/Allied Universal Finance Corp., 6.63%, 07/15/26 (Call 07/15/24)(a)	130	128,097
Prime Security Services Borrower LLC/Prime Finance Inc., 6.25%, 01/15/28 (Call 01/15/25)(a)	60	59,459
Sotheby’s, 7.38%, 10/15/27 (Call 10/15/24)(a)	75	72,077
Verscend Escrow Corp., 9.75%, 08/15/26 (Call 01/29/24)(a)	40	40,160

		299,793

Engineering & Construction — 0.1%
Brand Industrial Services Inc., 10.38%, 08/01/30 (Call 08/01/26)	33	34,856

Entertainment — 0.3%
Caesars Entertainment Inc., 4.63%, 10/15/29 (Call 10/15/24)(a)	45	41,135
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.13%, 10/01/29 (Call 07/01/29)(a)	40	37,788

		78,923

Environmental Control — 0.5%
GFL Environmental Inc., 4.00%, 08/01/28 (Call 08/01/24)(a)	25	22,931
Madison IAQ LLC, 5.88%, 06/30/29 (Call 06/30/24)(a)	115	102,188

		125,119

Health Care - Products — 0.4%
Medline Borrower LP, 5.25%, 10/01/29 (Call 10/01/24)(a)	110	102,565

Housewares — 0.2%
SWF Escrow Issuer Corp., 6.50%, 10/01/29 (Call 10/01/24)(a)	60	41,577

Insurance — 1.0%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 6.75%, 10/15/27 (Call 10/15/24)(a)	105	102,514
AmWINS Group Inc., 4.88%, 06/30/29 (Call 06/30/24)(a)	100	93,335
HUB International Ltd., 7.38%, 01/31/32 (Call 01/31/27)(a)	65	66,566

		262,415

Internet — 0.2%
Uber Technologies Inc., 4.50%, 08/15/29 (Call 08/15/24)(a)	45	42,594

Machinery — 0.1%
Vertiv Group Corp., 4.13%, 11/15/28 (Call 11/15/24)(a)	25	23,199

Machinery - Diversified — 0.1%
Husky Injection Molding Systems Ltd./Titan Co.-Borrower LLC, 9.00%, 02/15/29(a)	18	18,000

Real Estate — 0.0%
Realogy Group LLC/Realogy Co-Issuer Corp., 5.75%, 01/15/29 (Call 01/15/25)(a)	4	2,971

Security	Par (000)	Value

Real Estate Investment Trusts — 0.1%
VICI Properties LP/VICI Note Co. Inc., 4.50%, 09/01/26 (Call 06/01/26)(a)	$30	$29,174

Retail — 1.0%
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co. Inc., 6.75%, 01/15/30 (Call 01/15/25)(a)	115	103,391
IRB Holding Corp., 7.00%, 06/15/25 (Call 06/15/24)(a)	60	59,629
White Cap Buyer LLC, 6.88%, 10/15/28 (Call 10/15/24)(a)	105	102,776

		265,796

Semiconductors — 0.2%
Entegris Inc., 4.75%, 04/15/29 (Call 01/15/29)(a)	55	52,575

Software — 0.5%
AthenaHealth Group Inc., 6.50%, 02/15/30 (Call 02/15/25)(a)	40	35,731
Central Parent LLC/CDK Global II LLC/CDK Financing Co. Inc., 8.00%, 06/15/29 (Call 06/15/25)(a)	69	70,816
Cloud Software Group Inc., 9.00%, 09/30/29 (Call 09/30/25)(a)	29	27,447

		133,994

Telecommunications — 0.1%
Level 3 Financing Inc., 11.00%, 11/15/29	13	12,912

Total Corporate Bonds & Notes — 6.5% (Cost: $1,620,440)		1,694,417

Floating Rate Loan Interests(b)

Advertising — 0.3%
ABG Intermediate Holdings 2 LLC, 2021 Term Loan B1, (1-mo. CME Term SOFR at 0.50% Floor + 3.60%), 8.96%, 12/21/28	41	40,785
Clear Channel Outdoor Holdings Inc., Term Loan B, (3-mo. CME Term SOFR + 3.76%), 9.07%, 08/21/26	34	33,469

		74,254

Aerospace & Defense — 1.8%
Barnes Group Inc., Term Loan B, (1-mo. CME Term SOFR + 3.10%), 8.43%, 09/03/30	30	29,913
Bleriot U.S. Bidco Inc., 2023 Term Loan B, (3-mo. CME Term SOFR + 4.26%), 9.61%, 10/31/28	17	16,938
Cobham Ultra SeniorCo S.a.r.l, USD Term Loan B, (6-mo. CME Term SOFR at 0.50% Floor + 3.50%), 9.36%, 08/03/29	30	29,257
Dynasty Acquisition Co. Inc.
2023 Term Loan B1, (1-mo. CME Term SOFR + 4.00%), 9.33%, 08/24/28	148	147,985
2023 Term Loan B2, (1-mo. CME Term SOFR + 4.00%), 9.33%, 08/24/28	63	63,422
TransDigm Inc.
2023 Term Loan I, (3-mo. CME Term SOFR + 3.25%), 8.60%, 08/24/28	131	131,267
2023 Term Loan J, (3-mo. CME Term SOFR at 1.00% Floor + 3.25%), 8.60%, 02/14/31	61	61,050

		479,832

Airlines — 2.0%
Air Canada, 2021 Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 3.61%), 9.14%, 08/11/28	79	78,985
American Airlines Inc.
2017 1st Lien Term Loan, (3-mo. CME Term SOFR + 1.85%), 7.32%, 01/29/27	39	38,988

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Floating Rate Loan ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Airlines (continued)
2023 Term Loan B, (3-mo. CME Term SOFR + 3.18%), 8.60%, 02/15/28	79	$78,863
2023 1st Lien Term Loan, (3-mo. CME Term SOFR + 3.50%), 8.87%, 06/04/29	105	104,804
2021 Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 5.01%), 10.33%, 04/20/28	59	59,913
Kestrel Bidco Inc., Term Loan B, (1-mo. CME Term SOFR at 1.00% Floor + 3.10%), 8.44%, 12/11/26	23	22,941
Mileage Plus Holdings LLC, 2020 Term Loan B, (3-mo. CME Term SOFR at 1.00% Floor + 5.40%), 10.77%, 06/21/27	73	74,964
United Airlines Inc., 2021 Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 3.86%), 9.20%, 04/21/28	71	70,735

		530,193

Apparel — 0.2%
Crocs Inc., 2023 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 3.15%), 8.50%, 02/20/29	21	20,752
Fanatics Commerce Intermediate Holdco LLC, Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.36%), 8.70%, 11/24/28	20	20,035
Hanesbrands Inc., 2023 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.08%, 03/08/30	13	12,797

		53,584

Auto Parts & Equipment — 1.1%
Adient U.S. LLC, 2021 Term Loan B, (1-mo. CME Term SOFR + 3.25%), 8.59%, 01/29/31	13	12,981
Clarios Global LP, 2024 Term Loan B, (1-mo. CME Term SOFR + 3.00%), 8.33%, 05/06/30	88	87,790
Tenneco Inc., 2022 Term Loan B, (3-mo. CME Term SOFR + 5.10%), 10.47%, 11/17/28	44	39,765
Wand NewCo 3 Inc., 2024 Term Loan B, 01/30/31(c)	148	148,000

		288,536

Banks — 1.2%
AqGen Ascensus Inc., 2021 2nd Lien Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 6.76%), 12.09%, 08/02/29	33	31,382
AqGen Island Holdings Inc., Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.61%), 8.95%, 08/02/28	142	141,283
Camelot U.S. Acquisition LLC, 2024 Term Loan B, (3-mo. CME Term SOFR + 3.00%), 8.31%, 01/25/31(d)	141	141,237

		313,902

Beverages — 1.1%
Naked Juice LLC
Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 3.35%), 8.70%, 01/24/29	186	175,691
2nd Lien Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 6.10%), 11.45%, 01/24/30	79	63,446
Triton Water Holdings Inc., Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 3.51%), 8.86%, 03/31/28	44	43,416

		282,553

Building Materials — 2.3%
ACProducts Holdings Inc., 2021 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 4.51%), 9.86%, 05/17/28	39	34,059
Chamberlain Group Inc.
2024 Incremental Term Loan B, 11/03/28(c)(d)	21	20,869

Security	Par (000)	Value

Building Materials (continued)
Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.35%), 8.68%, 11/03/28	104	$102,612
CP Atlas Buyer Inc., 2021 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.85%), 9.18%, 11/23/27	49	47,844
CPG International Inc., 2022 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.60%), 7.93%, 04/28/29	30	29,551
Emrld Borrower LP, Term Loan B, (3-mo. CME Term SOFR + 3.00%), 8.31%, 05/31/30	40	39,915
Foundation Building Materials Holding Co. LLC, 2024 Term Loan B2, 01/29/31(c)	56	55,676
Ingersoll-Rand Services Co., 2020 USD Spinco Term Loan, (1-mo. CME Term SOFR + 1.85%), 7.18%, 03/01/27	17	17,461
IPS Corp., 2021 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.85%), 9.18%, 10/02/28	10	10,286
Oscar AcquisitionCo. LLC, Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 4.60%), 9.95%, 04/29/29	54	53,850
Quikrete Holdings Inc., 2023 Term Loan B, (1-mo. CME Term SOFR + 2.86%), 8.20%, 03/19/29	20	19,888
Smyrna Ready Mix Concrete LLC, 2023 Term Loan, (1-mo. CME Term SOFR + 3.50%), 8.84%, 04/02/29(d)	18	17,713
Standard Industries Inc./NJ, 2021 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.70%, 09/22/28	39	39,161
Summit Materials LLC, 2023 Incremental Term Loan B, (3-mo. CME Term SOFR + 2.50%), 7.83%, 01/12/29	24	24,060
Wilsonart LLC, 2021 Term Loan E, (3-mo. CME Term SOFR at 1.00% Floor + 3.35%), 8.70%, 12/31/26	79	78,834

		591,779

Chemicals — 3.1%
Arc Falcon I Inc., 2021 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.60%), 8.93%, 09/30/28	40	39,154
Aruba Investments Inc., 2020 USD Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 4.10%), 9.43%, 11/24/27	25	24,333
Ascend Performance Materials Operations LLC, 2021 Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 4.85%), 10.32%, 08/27/26	20	18,785
Axalta Coating Systems U.S. Holdings Inc., 2023 USD Term Loan B4, (3-mo. CME Term SOFR at 0.50% Floor + 2.50%), 7.85%, 12/20/29	51	51,269
Chemours Co. (The), 2023 USD Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.83%, 08/18/28	40	39,730
Derby Buyer LLC, USD Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 4.25%), 9.60%, 11/01/30	127	127,317
Discovery Purchaser Corp., Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 4.39%), 9.71%, 10/04/29	25	24,349
Element Solutions Inc., 2023 Term Loan B, (1-mo. CME Term SOFR + 2.00%), 7.33%, 12/18/30	40	39,472
H.B. Fuller Co., 2023 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.58%, 02/15/30	11	10,907
Ineos U.S. Finance LLC, 2023 USD Term Loan B, (1-mo. CME Term SOFR + 3.60%), 8.93%, 02/18/30	20	19,632
Lonza Group AG, USD Term Loan B, (3-mo. CME Term SOFR + 4.03%), 9.37%, 07/03/28	30	27,536

56	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Floating Rate Loan ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Chemicals (continued)
LSF11 A5 Holdco LLC
Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.61%), 8.95%, 10/15/28	51	$51,097
2023 Incremental Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 4.35%), 9.68%, 10/15/28	10	9,931
Momentive Performance Materials Inc., 2023 Term Loan, (1-mo. CME Term SOFR + 4.50%), 9.83%, 03/29/28	77	75,980
Nouryon Finance BV, 2023 USD Term Loan B, (3-mo. CME Term SOFR + 4.10%), 9.47%, 04/03/28	44	43,755
Oxea Holding Drei GmbH, 2017 USD Term Loan B2, (3-mo. CME Term SOFR + 3.70%), 8.93%, 10/14/24	54	52,577
PQ Corp., 2021 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.60%), 7.91%, 06/09/28	39	39,338
SCIH Salt Holdings Inc., 2021 Incremental Term Loan B, 03/16/27(c)	20	19,935
Sparta U.S. HoldCo LLC, 2021 Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 3.36%), 8.72%, 08/02/28	39	39,348
WR Grace Holdings LLC, 2021 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 4.01%), 9.36%, 09/22/28	54	54,394

		808,839

Commercial Mbs — 0.4%
GTCR W Merger Sub LLC, USD Term Loan B, 01/31/31(c)	96	95,900

Commercial Services — 7.0%
Albion Financing 3 SARL, USD Term Loan, (3-mo. CME Term SOFR + 5.51%), 10.83%, 08/17/26	64	64,433
AlixPartners LLP, 2021 USD Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.86%), 8.20%, 02/04/28	81	80,893
Allied Universal Holdco LLC
2021 USD Incremental Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.85%), 9.18%, 05/12/28	209	205,911
2023 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 4.75%), 10.08%, 05/12/28	12	11,933
Avis Budget Car Rental LLC, 2020 Term Loan B, (1-mo. CME Term SOFR + 1.86%), 7.20%, 08/06/27	30	29,429
AVSC Holding Corp., 2020 Term Loan B1, (1-mo. CME Term SOFR at 1.00% Floor + 3.25%, 0.25% PIK), 8.93%, 03/03/25(e)	45	43,805
Belron Finance U.S. LLC
2023 USD Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 2.11%), 7.45%, 04/13/28	96	96,334
2023 1st Lien Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 2.35%), 7.66%, 04/18/29(d)	15	14,944
Bright Horizons Family Solutions LLC, 2021 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.36%), 7.70%, 11/24/28	59	59,078
CHG Healthcare Services Inc., 2021 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.36%), 8.70%, 09/29/28	49	49,163
CoreLogic Inc., Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.61%), 8.95%, 06/02/28	160	154,457
Creative Artists Agency LLC, 2023 Term Loan B, (1-mo. CME Term SOFR + 3.50%), 8.83%, 11/27/28	143	142,465

Security	Par (000)	Value

Commercial Services (continued)
Element Materials Technology Group U.S. Holdings Inc.
2022 USD Delayed Draw Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 4.35%), 9.70%, 07/06/29	19	$18,613
2022 USD Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 4.35%), 9.70%, 07/06/29	41	40,327
Galaxy U.S. Opco Inc., Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 4.75%), 10.06%, 04/29/29(d)	49	42,498
Garda World Security Corp., 2022 Term Loan B, 02/01/29(c)	17	16,987
KUEHG Corp., 2023 Term Loan, (3-mo. CME Term
SOFR at 0.50% Floor + 5.00%), 10.35%, 06/12/30	45	44,871
Learning Care Group Inc., 2023 Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 4.75%), 10.10%, 08/11/28	8	7,976
Mavis Tire Express Services Corp., 2021 Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 3.75%), 9.08%, 05/04/28	59	59,180
Midas Intermediate Holdco II LLC, 2022 PIK Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 6.85%, 1.50% PIK), 13.69%, 06/30/27(e)	71	70,186
PECF USS Intermediate Holding III Corp., Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 4.51%), 9.82%, 12/15/28	36	26,596
Prime Security Services Borrower LLC, 2023 Term Loan B, (3-mo. CME Term SOFR + 2.50%), 7.83%, 10/14/30	30	30,004
Sotheby’s, 2021 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 4.76%), 10.08%, 01/15/27	134	132,748
Spring Education Group Inc., Term Loan, (3-mo. CME Term SOFR + 4.50%), 9.85%, 10/04/30	54	53,721
Trans Union LLC
2019 Term Loan B5, (1-mo. CME Term SOFR + 1.75%), 7.19%, 11/16/26	39	39,332
2021 Term Loan B6, (1-mo. CME Term SOFR at 0.50% Floor + 2.51%), 7.70%, 12/01/28	67	66,905
TruGreen LP, 2020 Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 4.10%), 9.43%, 11/02/27	106	102,425
Verscend Holding Corp., 2021 Term Loan B, (1-mo. CME Term SOFR + 4.11%), 9.45%, 08/27/25	84	83,894
Viad Corp., Initial Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 5.11%), 10.45%, 07/30/28	36	36,280

		1,825,388

Computers — 2.7%
Amentum Government Services Holdings LLC, 2022 Term Loan, (1-mo. CME Term SOFR + 4.00%), 9.34%, 02/15/29	50	49,562
ASGN Inc., 2023 Term Loan B, (1-mo. CME Term SOFR + 2.25%), 7.58%, 08/30/30	14	14,003
Atlas CC Acquisition Corp.
Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 4.51%), 9.90%, 05/25/28	153	143,081
Term Loan C, (3-mo. CME Term SOFR at 0.75% Floor + 4.51%), 9.90%, 05/25/28	27	25,313
Magenta Buyer LLC
2021 USD 1st Lien Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 5.26%), 10.57%, 07/27/28	69	44,883
2021 USD 2nd Lien Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 8.51%), 13.82%, 07/27/29	40	13,960
McAfee LLC, 2022 USD Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.85%), 9.20%, 03/01/29	129	127,487

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Floating Rate Loan ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Computers (continued)
Peraton Corp.
Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 3.85%), 9.18%, 02/01/28	119	$118,457
2nd Lien Term Loan B1, (3-mo. CME Term SOFR at 0.75% Floor + 7.85%), 13.22%, 02/01/29	30	29,755
Tempo Acquisition LLC, 2023 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.75%), 8.08%, 08/31/28	148	148,017

		714,518

Cosmetics & Personal Care — 1.2%
Sunshine Luxembourg VII SARL, 2021 USD Term Loan B3, (3-mo. CME Term SOFR at 0.75% Floor + 3.60%), 8.95%, 10/01/26	312	312,378

Distribution & Wholesale — 1.0%
American Builders & Contractors Supply Co. Inc., 2019 Term Loan, (1-mo. CME Term SOFR + 2.00%), 7.33%, 01/15/27	59	59,079
Core & Main LP, 2021 Term Loan B, (1-mo. CME Term SOFR + 2.60%), 7.97%, 07/27/28	113	113,221
Dealer Tire Financial LLC, 2024 Term Loan B3, (1-mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.08%, 12/14/27	54	54,382
PAI Holdco Inc., 2020 Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 4.01%), 9.32%, 10/28/27	45	43,069

		269,751

Diversified Financial Services — 2.7%
Advisor Group Inc., 2023 Term Loan B, (1-mo. CME Term SOFR + 4.50%), 9.83%, 08/17/28	62	61,451
Aretec Group Inc., 2023 Incremental Term Loan, (1-mo. CME Term SOFR + 4.60%), 9.93%, 08/09/30(c)	34	33,919
Castlelake Aviation Ltd., Term Loan B, (3-mo. CME Term SOFR + 3.01%), 8.13%, 10/22/26	69	68,613
Deerfield Dakota Holding LLC
2020 USD Term Loan B, (3-mo. CME Term SOFR at 1.00% Floor + 3.75%), 9.10%, 04/09/27	257	252,615
2021 USD 2nd Lien Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 7.01%), 12.36%, 04/07/28	50	49,063
Digicel International Finance Ltd., 2024 Term Loan, (3-mo. CME Term SOFR + 5.15%), 10.47%, 05/25/27	31	30,844
Fleetcor Technologies Operating Co. LLC, 2021 Term Loan B4, (1-mo. CME Term SOFR + 1.85%), 7.18%, 04/28/28	59	59,056
Focus Financial Partners LLC
2021 Term Loan B4, (1-mo. CME Term SOFR at 0.50% Floor + 2.50%), 7.84%, 06/30/28	30	29,506
2024 Term Loan B7, (1-mo. CME Term SOFR at 0.50% Floor + 2.75%), 8.08%, 06/30/28	45	44,705
Setanta Aircraft Leasing Designated Activity Co., Term Loan B, (3-mo. CME Term SOFR + 2.26%), 7.61%, 11/05/28	30	30,000
Trans Union LLC, 0.00%, 12/01/28	35	35,000

		694,772

Electric — 0.6%
Calpine Construction Finance Co. LP, 2023 Refinancing Term Loan B, (1-mo. CME Term SOFR + 2.25%), 7.59%, 07/31/30	40	39,650
Calpine Corp., Term Loan B9, 01/31/31(c)	42	41,601

Security	Par (000)	Value

Electric (continued)
ExGen Renewables IV LLC, 2020 Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 2.76%), 8.15%, 12/15/27	38	$37,575
Pike Corp., 2021 Incremental Term Loan B, (1-mo. CME Term SOFR + 3.11%), 8.45%, 01/21/28	30	30,003

		148,829

Electrical Components & Equipment — 0.2%
Brookfield WEC Holdings Inc., 2024 Term Loan, 01/17/31(c)	44	43,739
Energizer Holdings Inc., 2020 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 2.36%), 7.70%, 12/22/27	14	14,279

		58,018

Electronics — 0.2%
II-VI Inc., 2022 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.86%), 8.20%, 07/02/29	40	39,902
MX Holdings U.S. Inc., 2023 USD Term Loan B1D, (1-mo. CME Term SOFR at 0.75% Floor + 2.86%), 8.20%, 07/31/28(c)	7	6,957

		46,859

Engineering & Construction — 1.2%
Apple Bidco LLC
2021 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 2.86%), 8.20%, 09/22/28	44	44,183
2022 Incremental Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.83%, 09/22/28	25	24,767
Brand Industrial Services Inc., 2023 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 5.50%), 10.88%, 08/01/30	209	207,937
Legence Holdings LLC, 2021 Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 3.60%), 8.93%, 12/16/27	8	7,911
USIC Holdings Inc., 2021 Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 3.76%), 9.11%, 05/12/28	39	39,128

		323,926

Entertainment — 5.7%
Bally’s Corp., 2021 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.83%, 10/02/28	42	38,835
Caesars Entertainment Inc.
2024 Term Loan B1, 01/24/31(c)	126	125,685
Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 3.35%), 8.66%, 02/06/30	41	40,620
CDS U.S. Intermediate Holdings Inc., 2023 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 4.25%), 9.60%, 03/08/30	33	32,589
Charter Next Generation Inc., 2024 Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 3.50%), 8.84%, 12/01/27	170	168,681
Churchill Downs Inc., 2021 Incremental Term Loan B1, (1-mo. CME Term SOFR + 2.10%), 7.43%, 03/17/28	49	49,246
ECL Entertainment LLC, 2023 Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 4.75%), 10.08%, 08/31/30	16	15,968
Flutter Financing BV, Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.35%), 7.70%, 11/25/30	156	155,426
Formula One Holdings Ltd., 2022 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.60%, 01/15/30	64	63,904

58	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Floating Rate Loan ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Entertainment (continued)
Herschend Entertainment Co. LLC, 2021 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.11%), 8.33%, 08/27/28	49	$49,400
Light and Wonder International Inc., 2024 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 2.75%), 8.08%, 04/14/29	39	39,482
Lions Gate Capital Holdings LLC, 2018 Term Loan B, (1-mo. CME Term SOFR + 2.35%), 7.68%, 03/24/25	39	39,172
Live Nation Entertainment Inc., Term Loan B4, (1-mo. CME Term SOFR + 1.85%), 7.19%, 10/19/26	129	128,481
Motion Finco SARL
USD Term Loan B1, (3-mo. CME Term SOFR + 3.25%), 8.86%, 11/12/26	32	31,758
Delayed Draw Term Loan B2, (3-mo. CME Term SOFR + 3.25%), 8.86%, 11/12/26	5	4,527
NASCAR Holdings LLC, Term Loan B, (1-mo. CME Term SOFR + 2.61%), 7.95%, 10/19/26	9	9,326
Penn Entertainment Inc., 2022 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.85%), 8.18%, 05/03/29(b)	69	68,895
SeaWorld Parks & Entertainment Inc., 2024 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.50%), 7.83%, 08/25/28	24	23,729
SMG U.S. Midco 2 Inc., 2020 Term Loan, (3-mo. CME Term SOFR + 2.76%), 8.07%, 01/23/25	30	29,596
Stars Group Holdings BV, 2022 USD Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 3.52%), 8.86%, 07/22/28	21	20,643
UFC Holdings LLC, 2021 Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 3.01%), 8.34%, 04/29/26	63	62,881
William Morris Endeavor Entertainment LLC, 2018 1st Lien Term Loan, (1-mo. CME Term SOFR + 2.86%), 8.20%, 05/18/25	179	179,248
WMG Acquisition Corp., 2024 Term Loan I, (3-mo. CME Term SOFR + 2.00%), 7.34%, 01/24/31	111	110,959

		1,489,051

Environmental Control — 1.5%
Covanta Holding Corp.
2021 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.50%), 7.83%, 11/30/28	44	43,893
2021 Term Loan C, (1-mo. CME Term SOFR at 0.50% Floor + 2.50%), 7.83%, 11/30/28	3	3,346
Filtration Group Corp.
2021 Incremental Term Loan, (1-mo. CME Term SOFR + 3.61%), 8.95%, 10/21/28	74	73,954
2023 USD Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 4.36%), 9.70%, 10/21/28	59	59,252
GFL Environmental Inc., 2023 1st Lien Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 2.50%), 7.82%, 05/31/27	23	22,566
JFL-Tiger Acquisition Co. Inc., Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 5.00%), 10.32%, 10/17/30	18	17,962
Madison IAQ LLC, Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.36%), 8.70%, 06/21/28	119	117,974
Packers Holdings LLC, 2021 Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 3.35%), 8.69%, 03/09/28	36	23,814

Security	Par (000)	Value

Environmental Control (continued)
The Action Environmental Group Inc., 2023 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 4.50%), 9.88%, 10/24/30(d)	21	$20,999

		383,760

Food — 2.7%
8th Avenue Food & Provisions Inc., 2018 1st Lien Term Loan, (1-mo. CME Term SOFR + 3.86%), 9.20%, 10/01/25	61	59,150
B&G Foods Inc., 2019 Term Loan B4, (1-mo. CME Term SOFR + 2.50%), 7.83%, 10/10/26	9	8,832
Chobani LLC
2020 Term Loan B, (1-mo. CME Term SOFR at 1.00% Floor + 3.61%), 8.95%, 10/25/27	123	123,528
2023 Incremental Term Loan, (1-mo. CME Term SOFR + 3.75%), 9.08%, 10/25/27	25	25,000
Froneri International Ltd., 2020 USD Term Loan, (1-mo. CME Term SOFR + 2.35%), 7.68%, 01/29/27	194	193,127
H Food Holdings LLC, 2018 Term Loan B, (3-mo. CME Term SOFR + 3.95%), 9.27%, 05/23/25	15	11,448
Nomad Foods U.S. LLC, Term Loan B4, (6-mo. CME Term SOFR at 0.50% Floor + 3.07%), 8.47%, 11/13/29	30	29,846
Sovos Brands Intermediate Inc., 2021 Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 3.76%), 9.07%, 06/08/28	75	75,527
U.S. Foods Inc.
2019 Term Loan B, (1-mo. CME Term SOFR + 2.11%), 7.45%, 09/13/26	46	46,019
2021 Term Loan B, (1-mo. CME Term SOFR + 2.61%), 7.95%, 11/22/28	22	21,888
UTZ Quality Foods LLC, 2021 Term Loan B, (1-mo. CME Term SOFR + 3.11%), 8.45%, 01/20/28	104	103,614

		697,979

Food Service — 0.3%
Aramark Services Inc.
2021 Term Loan B, (1-mo. CME Term SOFR + 2.61%), 7.95%, 04/06/28	20	19,955
2023 Term Loan B6, (1-mo. CME Term SOFR + 2.61%), 7.95%, 06/22/30	49	49,128

		69,083

Forest Products & Paper — 0.1%
Asplundh Tree Expert LLC, 2021 Term Loan B, (1-mo.
CME Term SOFR + 1.85%), 7.18%, 09/07/27	39	39,454

Health Care - Products — 2.7%
Avantor Funding Inc., 2021 Term Loan B5, (1-mo. CME Term SOFR at 0.50% Floor + 2.35%), 7.68%, 11/08/27	28	28,110
Bausch & Lomb Corp.
Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.35%), 8.68%, 05/10/27	130	126,519
2023 Incremental Term Loan, (1-mo. CME Term SOFR + 4.00%), 9.33%, 09/29/28(d)	30	29,327
Femur Buyer Inc., 1st Lien Term Loan, (3-mo. CME Term SOFR + 4.76%), 10.11%, 03/05/26	30	25,889
Maravai Intermediate Holdings LLC, 2022 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 3.00%), 8.31%, 10/19/27	74	73,222

S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Floating Rate Loan ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care - Products (continued)
Medical Solutions Holdings Inc., 2021 1st Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.35%), 8.68%, 11/01/28	30	$26,618
Medline Borrower LP, USD Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.11%), 8.45%, 10/23/28	313	311,991
Sotera Health Holdings LLC, 2021 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 2.86%), 8.20%, 12/11/26	94	94,174

		715,850

Health Care - Services — 2.2%
Catalent Pharma Solutions Inc., 2021 Term Loan B3, (1-mo. CME Term SOFR at 0.50% Floor + 2.11%), 7.45%, 02/22/28	64	63,262
Da Vinci Purchaser Corp., 2019 Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 4.11%), 9.45%, 01/08/27	29	29,378
Electron BidCo Inc., 2021 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.11%), 8.45%, 11/01/28	64	64,030
eResearchTechnology Inc., 2020 1st Lien Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 4.61%), 9.95%, 02/04/27	24	24,304
Fortrea Holdings Inc., Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.08%, 07/01/30	14	13,923
ICON Luxembourg S.A.R.L., LUX Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 2.51%), 7.86%, 07/03/28	59	59,163
IQVIA Inc., 2023 USD Term Loan B4, (3-mo. CME Term SOFR + 2.00%), 7.35%, 01/02/31	43	43,043
MED ParentCo LP, 1st Lien Term Loan, (1-mo. CME Term SOFR + 4.36%), 9.70%, 08/31/26	11	10,381
Phoenix Newco Inc., 2021 1st Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.36%), 8.70%, 11/15/28	124	123,269
Precision Medicine Group LLC, 2021 Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 3.10%), 8.45%, 11/18/27	44	43,558
Star Parent Inc., Term Loan B, (3-mo. CME Term SOFR + 4.00%), 9.35%, 09/27/30	55	53,664
Surgery Center Holdings Inc., 2023 Term Loan, (1-mo. CME Term SOFR + 3.50%), 8.83%, 12/19/30	43	43,069

		571,044

Holding Companies - Diversified — 0.0%
GIP Pilot Acquisition Partners LP, Term Loan, (3-mo. CME Term SOFR + 3.00%), 8.33%, 10/04/30	10	9,996

Home Furnishings — 0.6%
AI Aqua Merger Sub Inc., 2023 Incremental Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 4.25%), 9.59%, 07/31/28	40	40,428
Weber-Stephen Products LLC, Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 3.36%), 8.70%, 10/30/27	141	127,338

		167,766

Housewares — 1.0%
Hunter Douglas Inc., USD Term Loan B1, (3-mo. CME Term SOFR + 3.50%), 8.88%, 02/26/29	129	126,510
Restoration Hardware Inc.
Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.61%), 7.95%, 10/20/28	20	18,908

Security	Par (000)	Value

Housewares (continued)
2022 Incremental Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.35%), 8.68%, 10/20/28	20	$19,034
Springs Windows Fashions LLC, 2021 Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 4.11%), 9.45%, 10/06/28	118	104,567

		269,019

Insurance — 5.8%
Alliant Holdings Intermediate LLC, 2023 Term Loan B6, (1-mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.83%, 11/06/30	177	177,122
AmWINS Group Inc.
2021 Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 2.36%), 7.70%, 02/19/28	104	103,572
2023 Incremental Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 2.86%), 8.20%, 02/19/28	16	15,772
Amynta Agency Borrower Inc., 2023 1st Lien Term Loan B, (1-mo. CME Term SOFR + 4.25%), 9.58%, 02/28/28	48	47,787
AssuredPartners Inc.
2020 Term Loan B, (1-mo. CME Term SOFR + 3.61%), 8.95%, 02/12/27	99	98,369
2023 Term Loan B4, (1-mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.08%, 02/12/27(c)	3	2,984
Asurion LLC
2020 Term Loan B8, (1-mo. CME Term SOFR + 3.36%), 8.70%, 12/23/26	89	88,372
2023 Term Loan B11, (1-mo. CME Term SOFR + 4.35%), 9.68%, 08/19/28	11	10,792
2021 2nd Lien Term Loan B3, (1-mo. CME Term SOFR + 5.36%), 10.70%, 01/31/28	65	62,168
2021 2nd Lien Term Loan B4, (1-mo. CME Term SOFR + 5.36%), 10.70%, 01/20/29	30	28,397
Baldwin Risk Partners LLC, 2021 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.61%), 8.95%, 10/14/27	49	49,182
HUB International Ltd.
2024 Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 3.25%), 8.57%, 06/20/30	214	214,279
2023 Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 4.51%), 9.59%, 06/20/30	55	54,979
Jones Deslauriers Insurance Management Inc., 2023 Term Loan B, (3-mo. CME Term SOFR + 4.25%), 9.62%, 03/15/30	40	39,975
Ryan Specialty Group LLC, Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 2.75%), 8.08%, 09/01/27	84	84,151
Sedgwick Claims Management Services Inc., 2023 Term Loan B, (1-mo. CME Term SOFR + 3.75%), 9.08%, 02/24/28	179	178,748
USI Inc.
2023 Term Loan B, (3-mo. CME Term SOFR + 3.00%), 8.35%, 11/22/29	179	178,197
2023 Acquisition Term Loan, (3-mo. CME Term SOFR + 3.25%), 8.60%, 09/27/30(c)	91	90,749

		1,525,595

Internet — 3.6%
Adevinta ASA, USD Term Loan B, (3-mo. CME Term SOFR + 3.01%), 8.36%, 06/26/28	17	16,723

60	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Floating Rate Loan ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Internet (continued)
Barracuda Networks Inc., 2022 Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 4.50%), 9.81%, 08/15/29	20	$19,104
CNT Holdings I Corp., 2020 Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 3.50%), 8.83%, 11/08/27	70	70,164
Gen Digital Inc., 2022 Term Loan B, (1-mo. CME Term
SOFR at 0.50% Floor + 2.10%), 7.43%, 09/12/29	56	55,791
Go Daddy Operating Co. LLC
2024 Term Loan B6, (1-mo. CME Term SOFR + 2.00%), 7.33%, 11/09/29	44	43,528
2021 Term Loan B4, (1-mo. CME Term SOFR + 2.11%), 7.45%, 08/10/27	39	39,454
I-Logic Technologies Bidco Ltd., 2021 USD Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 4.15%), 9.50%, 02/16/28	20	19,555
ION Trading Finance Ltd., 2021 USD Term Loan, (3-mo. CME Term SOFR + 4.85%), 10.20%, 04/03/28	20	19,381
MH Sub I LLC
2023 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 4.25%), 9.58%, 05/03/28	117	114,833
2021 2nd Lien Term Loan, (1-mo. CME Term SOFR + 6.25%), 11.58%, 02/23/29	100	95,583
Proofpoint Inc.
1st Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.36%), 8.70%, 08/31/28	183	181,737
2nd Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 6.36%), 11.70%, 08/31/29	30	29,970
PUG LLC, USD Term Loan, (1-mo. CME Term SOFR + 3.61%), 8.95%, 02/12/27	169	166,525
Uber Technologies Inc., 2023 Term Loan B, (3-mo. CME Term SOFR + 2.75%), 8.13%, 03/03/30	59	58,494
Voyage Australia Pty. Ltd., USD Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 3.76%), 9.08%, 07/20/28	9	8,729

		939,571

Leisure Time — 2.1%
Alterra Mountain Co., 2023 Term Loan B, (1-mo. CME Term SOFR + 3.85%), 9.18%, 05/31/30	5	4,975
Carnival Corp., 2023 Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 3.00%), 8.34%, 08/08/27	65	64,776
City Football Group Ltd., Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.11%), 8.45%, 07/21/28	63	62,663
Equinox Holdings Inc., 2017 1st Lien Term Loan, (3-mo. LIBOR US at 1.00% Floor + 3.00%), 8.61%, 03/08/24 .	108	106,810
Hayward Industries Inc., 2021 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 2.86%), 8.20%, 05/30/28	39	39,388
Peloton Interactive Inc., Term Loan, (6-mo. CME Term SOFR at 0.50% Floor + 7.10%), 12.48%, 05/25/27	20	19,906
Topgolf Callaway Brands Corp., Term Loan B, (1-mo. CME Term SOFR + 3.60%), 8.93%, 03/15/30	36	35,626
Whatabrands LLC, 2021 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.11%), 8.45%, 08/03/28	210	209,086

		543,230

Lodging — 2.3%
Aimbridge Acquisition Co. Inc., 2019 Term Loan B, (1-mo. CME Term SOFR + 3.86%), 9.20%, 02/02/26	68	65,103

Security	Par (000)	Value

Lodging (continued)
Fertitta Entertainment LLC, 2022 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 4.00%), 9.33%, 01/27/29	188	$187,626
Four Seasons Hotels Ltd.
2024 Term Loan B, 11/30/29(c)	23	22,986
2023 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.60%), 7.93%, 11/30/29	106	105,863
Hilton Domestic Operating Co. Inc., 2023 Term Loan B4, (1-mo. CME Term SOFR + 2.10%), 7.44%, 11/08/30	129	128,952
Playa Resorts Holding BV, 2022 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.58%, 01/05/29	16	15,824
Station Casinos LLC, 2020 Term Loan B, (1-mo. CME Term SOFR at 0.25% Floor + 2.35%), 7.68%, 02/08/27	39	39,363
Wyndham Hotels & Resorts Inc., 2023 Term Loan B, (1-mo. CME Term SOFR + 2.35%), 7.68%, 05/24/30	30	29,837

		595,554

Machinery — 2.6%
Arcline FM Holdings LLC, 2021 1st Lien Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 5.01%), 10.36%, 06/23/28	39	39,319
Gardner Denver Inc., 2020 USD Term Loan B2, (1-mo. CME Term SOFR + 1.85%), 7.18%, 03/01/27	31	31,239
Generac Power Systems Inc., 2019 Term Loan B, (1-mo. CME Term SOFR + 1.85%), 7.20%, 12/13/26(c)	10	9,984
Roper Industrial Products Investment Co. LLC, 2023 USD Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 4.00%), 9.35%, 11/22/29	193	193,431
SPX Flow Inc., 2022 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 4.60%), 9.93%, 04/05/29	70	69,638
Titan Acquisition Ltd., 2018 Term Loan B, (1-mo. CME Term SOFR + 3.11%), 8.45%, 03/28/25	94	93,670
TK Elevator U.S. Newco Inc., Term Loan B, (6-mo. CME Term SOFR at 0.50% Floor + 3.93%), 9.08%, 07/30/27	169	168,760
Vertiv Group Corp., 2023 Term Loan B, (1-mo. CME Term SOFR + 2.61%), 7.97%, 03/02/27	84	83,758

		689,799

Manufacturing — 0.3%
Gates Global LLC, 2021 Term Loan B3, (1-mo. CME Term SOFR at 0.75% Floor + 2.60%), 7.93%, 03/31/27	69	68,983
Mavis Tire Express Services Corp., 2024 Term Loan B, 05/04/28(c)	8	7,992

		76,975

Media — 1.3%
Altice Financing SA, USD 2017 1st Lien Term Loan, (3-mo. LIBOR US + 2.75%), 8.33%, 01/31/26(d)	39	38,878
Charter Communications Operating LLC, 2023 Term Loan B4, (3-mo. CME Term SOFR + 2.00%), 7.33%, 12/07/30	42	41,106
CSC Holdings LLC, 2019 Term Loan B5, (1-mo. LIBOR US + 2.50%), 7.95%, 04/15/27	59	56,434
DirecTV Financing LLC, Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 5.26%), 10.65%, 08/02/27	21	21,325
Radiate Holdco LLC, 2021 Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 3.36%), 8.70%, 09/25/26	97	78,785

S C H E D U L E O F I N V E S T M E N T S	61

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Floating Rate Loan ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Media (continued)
Sinclair Television Group Inc., 2022 Term Loan B4, (1-mo. CME Term SOFR + 3.85%), 9.18%, 04/21/29	17	$15,676
UPC Financing Partnership, 2021 USD Term Loan AX, (1-mo. CME Term SOFR + 3.11%), 8.45%, 01/31/29	25	24,663
Virgin Media Bristol LLC, 2020 USD Term Loan Q, (1-mo. CME Term SOFR + 3.36%), 8.70%, 01/31/29	24	23,786
Ziggo Financing Partnership, USD Term Loan I, (1-mo. CME Term SOFR + 2.61%), 7.95%, 04/30/28	30	29,288

		329,941

Metal Fabricate & Hardware — 0.1%
AZZ Inc., Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.08%, 05/13/29	19	18,611

Packaging & Containers — 0.6%
LABL Inc., 2021 USD 1st Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 5.10%), 10.43%, 10/29/28	44	42,151
Mauser Packaging Solutions Holding Co., Term Loan B, (1-mo. CME Term SOFR + 4.00%), 9.35%, 08/14/26	42	41,750
Pregis TopCo Corp., 1st Lien Term Loan, (1-mo. CME Term SOFR + 3.75%), 9.08%, 07/31/26(f)	20	19,735
Trident TPI Holdings Inc., 2021 Term Loan B3, (3-mo. CME Term SOFR at 0.50% Floor + 4.26%), 9.61%, 09/15/28	44	43,423

		147,059

Pharmaceuticals — 1.8%
Amneal Pharmaceuticals LLC, 2023 Term Loan B, (1-mo. CME Term SOFR + 5.50%), 10.83%, 05/04/28	30	29,425
Bausch Health Companies Inc., 2022 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 5.35%), 10.69%, 02/01/27	38	29,507
Elanco Animal Health Inc., Term Loan B, (1-mo. CME Term SOFR + 1.85%), 7.20%, 08/01/27	73	71,700
Gainwell Acquisition Corp., Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 4.10%), 9.45%, 10/01/27	109	105,945
Jazz Financing Lux S.a.r.l., 2024 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.11%), 8.45%, 05/05/28	79	78,816
Option Care Health Inc., 2021 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.86%), 8.20%, 10/27/28	35	34,573
Organon & Co., USD Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.11%), 8.45%, 06/02/28	84	83,577
Perrigo Investments LLC, Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.35%), 7.68%, 04/20/29	30	29,600
PRA Health Sciences Inc., US Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 2.51%), 7.86%, 07/03/28	15	14,740

		477,883

Pipelines — 1.2%
Freeport LNG Investments LLLP, Term Loan B, (3-mo. CME Term SOFR + 3.50%), 9.08%, 12/21/28	183	180,911
New Fortress Energy Inc., Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 5.00%), 10.32%, 10/27/28	60	59,970
Oryx Midstream Services Permian Basin LLC, 2023 Incremental Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.71%, 10/05/28	70	69,402

		310,283

Security	Par (000)	Value

Real Estate — 0.4%
Cushman & Wakefield U.S. Borrower LLC
2020 Term Loan B, (1-mo. CME Term SOFR + 2.86%), 8.20%, 08/21/25	3	$3,394
2023 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.35%), 8.68%, 01/31/30	38	37,170
2023 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 4.00%), 9.33%, 01/31/30(d)	30	29,775
Motion Finco Sarl, 2024 USD Term Loan B, 11/12/29(c)	42	41,711

		112,050

Real Estate Investment Trusts — 0.1%
RHP Hotel Properties LP, 2023 Term Loan B, (1-mo. CME Term SOFR + 2.75%), 8.08%, 05/18/30	20	19,820

Retail — 2.5%
1011778 B.C. Un Ltd. Liability Co., 2023 Term Loan B5, (1-mo. CME Term SOFR + 2.25%), 7.58%, 09/20/30	74	73,958
Beacon Roofing Supply Inc., 2021 Term Loan B, (1-mo. CME Term SOFR + 2.61%), 7.95%, 05/19/28	39	39,513
IRB Holding Corp., 2024 Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 2.85%), 8.18%, 12/15/27	95	94,504
LBM Acquisition LLC, Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 3.85%), 9.18%, 12/17/27	30	29,339
Leslie’s Poolmart Inc., 2021 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.86%), 8.20%, 03/09/28	30	29,245
PetSmart Inc., 2021 Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 3.85%), 9.18%, 02/11/28	104	103,032
Pilot Travel Centers LLC, 2021 Term Loan B, (1-mo. CME Term SOFR + 2.10%), 7.43%, 08/04/28	59	59,143
Sally Holdings LLC, 2023 CovLite Term Loan B, (1-mo. CME Term SOFR + 2.25%), 7.58%, 02/28/30	20	19,900
SRS Distribution Inc., 2021 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.61%), 8.95%, 06/02/28	128	127,682
White Cap Buyer LLC, Term Loan B, (1-mo. CME Term SOFR + 3.75%), 9.08%, 10/19/27	79	78,677

		654,993

Semiconductors — 0.4%
MKS Instruments Inc., 2023 USD Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.50%), 7.85%, 08/17/29	102	101,423

Software — 10.1%
Applied Systems Inc.
2022 Extended 1st Lien Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 4.50%), 9.85%, 09/18/26	71	71,603
2021 2nd Lien Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 6.75%), 12.10%, 09/17/27	40	40,080
Ascend Learning LLC
2021 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.60%), 8.93%, 12/11/28	19	18,962
2021 2nd Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 5.85%), 11.18%, 12/10/29	12	11,072
Athenahealth Inc., 2022 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.58%, 02/15/29	172	169,813
CCC Intelligent Solutions Inc., Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 2.36%), 7.70%, 09/21/28	69	69,162
Central Parent Inc., 2023 Term Loan B, (3-mo. CME Term SOFR + 4.00%), 9.35%, 07/06/29	259	259,403

62	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Floating Rate Loan ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Software (continued)
Cloud Software Group Inc., 2022 USD Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 4.60%), 9.95%, 03/30/29	301	$295,492
Cloudera Inc.
2021 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.85%), 9.18%, 10/08/28(d)	25	24,156
2021 2nd Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 6.10%), 11.43%, 10/08/29	30	28,963
Dun & Bradstreet Corp. (The), 2024 Term Loan B, (1-mo. CME Term SOFR + 2.75%), 8.09%, 01/18/29	315	315,034
Emerald TopCo Inc., Term Loan, (1-mo. CME Term SOFR + 3.61%), 8.95%, 07/24/26	84	83,098
Grab Holdings Inc, Term Loan B, (1-mo. CME Term SOFR at 1.00% Floor + 4.61%), 9.95%, 01/29/26	31	30,927
Greeneden U.S. Holdings II LLC, 2020 USD Term Loan B4, (1-mo. CME Term SOFR at 0.75% Floor + 4.11%), 9.45%, 12/01/27	97	96,979
Helios Software Holdings Inc., 2024 Term Loan, (3-mo. CME Term SOFR + 3.75%), 9.07%, 07/18/30	37	36,700
Informatica LLC, 2021 USD Term Loan B, (1-mo. CME Term SOFR + 2.86%), 8.20%, 10/27/28	129	128,422
Playtika Holding Corp., 2021 Term Loan, (1-mo. CME Term SOFR + 2.86%), 8.20%, 03/13/28	68	67,443
Polaris Newco LLC, USD Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 4.26%), 9.57%, 06/02/28	199	194,156
RealPage Inc., 1st Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.11%), 8.45%, 04/24/28	233	227,718
Severin Acquisition LLC, 2018 Term Loan B, (3-mo. CME Term SOFR + 3.25%), 8.56%, 08/01/27	43	42,571
Sophia LP, 2021 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.60%), 8.93%, 10/07/27	84	83,705
SS&C Technologies Inc.
2018 Term Loan B3, (1-mo. CME Term SOFR + 1.86%), 7.20%, 04/16/25	24	24,221
2018 Term Loan B4, (1-mo. CME Term SOFR + 1.86%), 7.20%, 04/16/25	23	22,538
UKG Inc.
2021 Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.68%, 05/04/26	20	19,715
Term Loan B, (3-mo. CME Term SOFR + 3.85%), 9.16%, 05/04/26	39	39,485
2021 2nd Lien Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 5.35%), 10.68%, 05/03/27	50	49,961
Ultimate Software Group Inc. (The), 2024 Term Loan B, 01/30/31(c)(d)	49	49,060
Venga Finance Sarl, 2023 Incremental Term Loan, 06/28/29(c)	21	20,928
Veritas U.S. Inc., 2021 USD Term Loan B, (1-mo. CME Term SOFR at 1.00% Floor + 5.11%), 10.45%, 09/01/25	59	50,909
VS Buyer LLC, Term Loan B, (1-mo. CME Term SOFR + 3.35%), 8.68%, 02/28/27	72	71,882

		2,644,158

Telecommunications — 3.6%
A-L Parent LLC, 2023 Take Back Term Loan, (1-mo. CME Term SOFR at 2.00% Floor + 5.50%), 10.83%, 06/30/28	22	21,916
Altice France SA, 2023 USD Term Loan B14, (3-mo. CME Term SOFR + 5.50%), 10.81%, 08/15/28	60	54,062

Security	Par (000)	Value

Telecommunications (continued)
Ciena Corp., 2020 Term Loan B, (1-mo. CME Term SOFR + 2.00%), 7.34%, 10/24/30(c)	55	$54,948
Cogeco Financing 2 LP, 2023 Term Loan B, (3-mo. CME Term SOFR + 2.61%), 7.88%, 09/29/28	39	38,318
Connect Finco Sarl, 2021 Term Loan B, (1-mo. CME Term SOFR at 1.00% Floor + 3.50%), 8.83%, 12/11/26	233	232,469
Digicel International Finance Ltd., 2017 Term Loan B1, 03/29/24(c)	1	1,209
GOGO Intermediate Holdings LLC, Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 3.86%), 9.20%, 04/30/28	17	16,900
Insulet Corp., Term Loan B, (1-mo. CME Term SOFR + 3.00%), 8.33%, 05/04/28	20	19,757
Iridium Satellite LLC, 2023 Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 2.50%), 7.83%, 09/20/30	92	91,847
Level 3 Financing Inc., 2023 TSA Term Loan B, (1-mo. CME Term SOFR + 1.86%), 7.20%, 03/01/27(d)	50	48,000
Lumen Technologies Inc.
2024 Term Loan A, 06/01/28(c)	3	3,385
2023 TSA Term Loan B, (3-mo. CME Term SOFR + 2.36%), 7.71%, 03/15/27(d)	69	47,374
NEP/NCP Holdco Inc., 2018 1st Lien Term Loan, (1-mo. CME Term SOFR + 3.36%, 1.50% PIK), 10.20%, 08/19/26(e)	50	47,725
SBA Senior Finance II LLC, 2024 Term Loan B, 01/25/31(c)	52	51,961
Viasat Inc.
Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 4.50%), 9.83%, 03/02/29	39	38,716
2023 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 4.61%), 9.96%, 05/30/30(c)	29	28,390
Zayo Group Holdings Inc., USD Term Loan, (1-mo. CME Term SOFR + 3.00%), 8.45%, 03/09/27	160	135,187

		932,164

Transportation — 0.5%
Genesee & Wyoming Inc. (New), Term Loan, (3-mo. CME Term SOFR + 2.10%), 7.45%, 12/30/26	20	19,717
Medallion Midland Acquisition LLC, 2023 Term Loan, (3-mo. CME Term SOFR + 3.50%), 8.86%, 10/18/28	62	62,614
OLA Netherlands BV, Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 6.35%), 11.69%, 12/15/26	39	38,468
Rand Parent LLC, 2023 Term Loan B, (3-mo. CME Term SOFR + 4.25%), 9.60%, 03/17/30	11	10,871

		131,670

Water — 0.1%
Olympus Water U.S. Holding Corp., 2024 Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 4.25%), 9.57%, 11/09/28	33	32,918

Total Floating Rate Loan Interests — 86.5% (Cost: $22,371,527)		22,610,510

S C H E D U L E O F I N V E S T M E N T S	63

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Floating Rate Loan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Diversified Telecommunication Services — 0.1%
Learfield Communications LLC, NVS, (Acquired 09/06/23, Cost $ 3,910)(g)	312	$13,260

Total Common Stocks — 0.1% (Cost $3,910)		13,260

Investment Companies

Exchange Traded Funds — 3.5%
iShares 0-5 Year High Yield Corporate Bond ETF(h)	6,750	286,335
iShares iBoxx $ High Yield Corporate Bond ETF(h)	8,175	633,399

		919,734

Total Investment Companies — 3.5% (Cost $910,175)		919,734

Total Long-Term Investments — 96.6% (Cost: $24,906,052)		25,237,921

Short-Term Securities

Money Market Funds — 12.3%
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.32%(h)(i)	3,210,000	3,210,000

Total Short-Term Securities — 12.3% (Cost: $3,210,000)		3,210,000

Total Investments — 108.9% (Cost: $28,116,052)		28,447,921

Liabilities in Excess of Other Assets — (8.9)%		(2,316,800)

Net Assets — 100.0%		$26,131,121

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(f)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(g)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $13,260, representing less than 0.05% of its net assets as of period end, and an original cost of $3,910.

(h)	Affiliate of the Fund.
(i)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended January 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/23	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/24	Shares Held at 01/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares	$950,000	$2,260,000	(a)	$—	$—	$—	$3,210,000	3,210,000	$20,133	$—
iShares 0-5 Year High Yield Corporate Bond ETF	31,260	254,879		—	—	196	286,335	6,750	1,025	—
iShares iBoxx $ High Yield Corporate Bond ETF	209,512	504,702		(83,399)	1,332	1,252	633,399	8,175	5,320	—

					$1,332	$1,448	$4,129,734		$26,478	$—

(a)	Represents net amount purchased (sold).

64	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Floating Rate Loan ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Corporate Bonds & Notes	$—	$1,694,417	$—	$1,694,417
Floating Rate Loan Interests	—	21,970,217	524,830	22,495,047
Investment Companies	919,734	—	—	919,734
Common Stocks	—	13,260	—	13,260
Short-Term Securities
Money Market Funds	3,210,000	—	—	3,210,000
Unfunded Floating Rate Loan Interests(a)	—	—	23	23

	$4,129,734	$23,793,357	$524,853	$28,447,933

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.

A reconciliation of Level 3 financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Floating Rate Loan Interests	Unfunded Floating Rate Loan Interests	Total

Assets:
Open balance, as of July 31, 2023	$232,860	$—	$232,860
Transfers into Level 3	142,367	—	142,367
Transfers out of Level 3	(232,859)	—	(232,859)
Accrued discounts/premiums	1,937	—	1,937
Net realized gain (loss)	(2,836)	—	(2,836)
Net change in unrealized appreciation (depreciation)(a)(b)	(6,221)	23	(6,198)
Purchases	420,787	—	420,787
Sales	(31,205)	—	(31,205)

Closing balance, as of January 31, 2024	$524,830	$23	$524,853

Net change in unrealized appreciation (depreciation) on investments still held at January 31, 2024(b)	$(6,221)	$23	$(6,198)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at January 31, 2024 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s financial instruments that are categorized as Level 3 were valued utilizing third-party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 financial investments.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	65

Schedule of Investments (unaudited) January 31, 2024	BlackRock High Yield Muni Income Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Debt Obligations

Alabama — 13.3%
Black Belt Energy Gas District RB
4.00%, 06/01/51 (Put 09/01/31)(a)	$3,885	$3,890,012
5.50%, 10/01/54 (Put 06/01/32)	2,000	2,216,163
Hoover Industrial Development Board RB, AMT, 5.75%, 10/01/49 (Call 10/01/29)	3,250	3,320,460
Midcity Improvement District Alabama Special Assesment, 3.88%, 11/01/27	120	115,487
Southeast Alabama Gas Supply District (The) RB, 5.00%, 08/01/54 (Put 04/01/32)	1,000	1,064,199
Southeast Energy Authority A Cooperative District RB, 5.50%, 01/01/53 (Put 09/01/29)(a)	100	107,565
Tuscaloosa County Industrial Development Authority RB, 5.25%, 05/01/44 (Put 05/01/29)(b)	175	169,015

		10,882,901

Arizona — 1.8%
Arizona Industrial Development Authority, 5.25%, 07/01/37 (Call 07/01/24)(b)	155	154,280
Industrial Development Authority of the City of Phoenix Arizona (The) RB, 5.00%, 07/01/46 (Call 07/01/26)(b)	1,000	960,543
Maricopa County Industrial Development Authority RB, AMT,4.00%, 10/15/47 (Call 01/01/26)(b)	200	176,966
Sierra Vista Industrial Development Authority RB, 5.75%, 06/15/53 (Call 06/15/30)(b)	160	160,258

		1,452,047

Arkansas — 4.0%
Arkansas Development Finance Authority RB
AMT,4.50%, 09/01/49 (Call 09/01/26)(b)	1,250	1,212,962
AMT,4.75%, 09/01/49 (Call 09/01/27)(b)	400	394,156
AMT,5.45%, 09/01/52 (Call 09/01/25)	150	152,042
AMT,6.88%, 07/01/48 (Call 07/01/28)(b)	1,000	1,048,357
County of Baxter AR RB, 5.00%, 09/01/24	485	486,956

		3,294,473

California — 8.4%
California County Tobacco Securitization Agency RB, 0.00%, 06/01/55 (Call 01/16/24)(c)	2,955	231,599
California Enterprise Development Authority RB, 5.00%, 07/01/50 (Call 07/01/27)(b)	600	545,568
California Municipal Finance Authority RB, AMT,4.00%, 07/15/29	1,000	994,805
California Pollution Control Financing Authority RB, 5.00%, 07/01/39 (Call 01/01/29)(b)	500	527,262
California School Finance Authority RB, Series A, 5.00%, 06/01/61 (Call 06/01/29)(b)	500	440,681
California Statewide Communities Development Authority RB
5.00%, 12/01/41 (Call 06/01/26)(b)	500	500,009
5.00%, 12/01/46 (Call 06/01/26)(b)	1,000	991,619
California Statewide Financing Authority RB, 0.00%, 06/01/55 (Call 06/01/24)(b)(c)	4,250	227,134
CMFA Special Finance Agency I RB, Series A, 4.00%, 04/01/56 (Call 04/01/31)(b)	250	173,114
CSCDA Community Improvement Authority RB
3.25%, 04/01/57 (Call 04/01/32)(b)	100	67,556
4.00%, 10/01/46 (Call 10/01/31)(b)	250	183,692
4.00%, 07/01/56 (Call 07/01/31)(b)	250	184,017
4.00%, 07/01/58 (Call 07/01/32)(b)	100	68,185
Golden State Tobacco Securitization Corp. RB
0.00%, 06/01/66 (Call 12/01/31)(c)	2,500	287,730
5.00%, 06/01/51 (Call 12/01/31)	1,000	1,041,989

Security	Par (000)	Value

California (continued)
Regents of the University of California Medical Center Pooled Revenue, 4.00%, 05/15/53 (Call 05/15/32)	$410	$406,756

		6,871,716

Colorado — 2.6%
City & County of Denver Co. Dedicated Excise Tax Revenue RB, 4.00%, 08/01/51 (Call 08/01/31)	500	473,410
Clear Creek Transit Metropolitan District No. 2 GOL, Series A, 5.00%, 12/01/50 (Call 12/01/26)	500	428,397
Colorado Health Facilities Authority, 5.00%, 05/15/49 (Call 05/15/28)	100	57,901
Colorado Health Facilities Authority RB, 5.25%, 11/01/39 (Call 11/01/32)	65	70,438
Loretto Heights Community Authority RB, 4.88%, 12/01/51 (Call 06/01/26)	500	398,614
North Range Metropolitan District No.3 GOL, 5.25%, 12/01/50 (Call 12/01/25)	500	487,575
Pueblo Urban Renewal Authority TA
4.75%, 12/01/45 (Call 12/01/30)(b)	100	67,120
Series B, 0.00%, 12/01/25(b)(c)	150	127,500

		2,110,955

Delaware — 0.0%
Affordable Housing Opportunities Trust RB, 6.88%, 05/01/39(b)(d)	40	37,555

District of Columbia — 1.0%
District of Columbia RB, AMT,5.50%, 02/28/37	90	103,826
District of Columbia Tobacco Settlement Financing Corp. RB, Series C, 0.00%, 06/15/55 (Call 06/15/24)(c)	6,800	720,795

		824,621

Florida — 8.2%
Babcock Ranch Community Independent Special District Special Assessment
4.25%, 05/01/32	100	96,586
5.00%, 05/01/42 (Call 05/01/32)	1,000	960,264
Boggy Creek Improvement District, 5.13%, 05/01/43 (Call 05/01/24)	500	488,806
Brevard County Health Facilities Authority RB, 4.00%, 11/15/32 (Call 11/15/28)(b)	150	139,540
Capital Trust Agency Inc. RB
0.00%, 07/01/61(b)(c)	2,570	168,976
3.25%, 06/01/31(b)	230	208,517
4.88%, 06/15/56 (Call 06/15/26)(b)	100	79,649
Charlotte County Industrial Development Authority/FL RB, 5.00%, 10/01/49 (Call 10/01/27)(b)	250	237,158
Darby Community Development District Special Assessment, 5.88%, 05/01/35	230	229,874
Escambia County Health Facilities Authority RB, 5.00%, 08/15/40 (Call 02/15/30)	1,000	1,023,928
Florida Development Finance Corp. RB
5.00%, 06/15/56 (Call 06/15/29)(b)	100	77,867
AMT,5.00%, 05/01/29 (Call 05/01/24)(b)	500	481,983
Series A, 5.13%, 06/15/55 (Call 06/15/28)(b)	500	421,381
Lakes of Sarasota Community Development District Special Assesment
Series A-1, 4.10%, 05/01/51 (Call 05/01/31)	265	210,477
Series B-1, 4.30%, 05/01/51 (Call 05/01/31)	220	176,867
Poitras East Community Development District Special Assessment, 5.25%, 05/01/52 (Call 05/01/33)	100	95,076
Sawyers Landing Community Development District Special Assesment, 3.25%, 05/01/26	205	199,375

66	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock High Yield Muni Income Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Sawyers Landing Community Development District Special Assessment, 4.25%, 05/01/53 (Call 05/01/31)	$1,000	$773,295
Viera Stewardship District, 5.50%, 05/01/54 (Call 05/01/33)	300	294,536
Village Community Development District No. 14
5.38%, 05/01/42 (Call 05/01/30)	100	100,558
5.50%, 05/01/53 (Call 05/01/30)	100	100,906
Village Community Development District No. 15 Special Assessment, 5.25%, 05/01/54 (Call 05/01/31)(b)	100	99,106

		6,664,725

Georgia — 1.7%
Atlanta Urban Redevelopment Agency RB, 3.88%, 07/01/51 (Call 07/01/27)(b)	100	80,045
Development Authority of Cobb County (The) RB, 5.70%, 06/15/38 (Call 06/15/31)	275	268,999
Main Street Natural Gas Inc. RB, 5.00%, 12/01/52 (Put 03/01/29)	1,000	1,049,800

		1,398,844

Illinois — 2.8%
Chicago Board of Education GO
5.00%, 12/01/46 (Call 12/01/27)	500	502,591
5.00%, 12/01/47 (Call 12/01/31)	500	511,198
Metropolitan Pier & Exposition Authority RB, 4.00%, 06/15/50 (Call 12/15/29)	175	161,414
State of Illinois GO, 5.00%, 12/01/46 (Call 12/01/33)	1,000	1,074,698

		2,249,901

Indiana — 0.8%
Indiana Finance Authority RB, Class A, 4.13%, 12/01/26	640	633,631

Kansas — 0.4%
City of Lenexa KS RB, 5.00%, 05/15/24	195	195,088
City of Manhattan KS RB, 4.00%, 06/01/25	105	103,916

		299,004

Kentucky — 2.6%
City of Henderson KY RB, AMT,4.70%, 01/01/52 (Call 01/01/32)(b)	650	613,333
Kentucky Economic Development Finance Authority RB, 5.25%, 06/01/41 (Call 06/01/27)	1,000	1,017,778
Kentucky Public Energy Authority RB, 4.00%, 02/01/50 (Put 11/01/27)	500	500,498

		2,131,609

Louisiana — 0.1%
Louisiana Public Facilities Authority RB, 6.50%, 06/01/62 (Call 06/01/31)(b)	100	98,698

Maine — 0.1%
Finance Authority of Maine RB, AMT,8.00%, 12/01/51 (Call 12/01/36)(b)	100	66,222

Maryland — 0.5%
City of Baltimore MD RB, 4.50%, 06/01/33 (Call 06/01/31)	100	98,110
Maryland Economic Development Corp. RB, AMT,5.25%, 06/30/55 (Call 06/30/32)	315	321,202

		419,312

Michigan — 1.5%
City of Detroit MI GOL, Series B-1, 4.00%, 04/01/44 (Call 12/10/24)(a)	350	264,250

Security	Par (000)	Value

Michigan (continued)
Michigan Strategic Fund RB, AMT,4.00%, 10/01/61 (Put 10/01/26)(a)	$1,000	$987,071

		1,251,321

Minnesota — 0.6%
City of Forest Lake MN RB, 5.00%, 07/01/56 (Call 07/01/31)	260	220,484
City of Minneapolis MN RB, 5.75%, 07/01/55 (Call 07/01/28)	250	231,226

		451,710

Missouri — 0.3%
Plaza at Noah’s Ark Community Improvement District RB, 3.13%, 05/01/35 (Call 05/01/29)	250	205,504

Nebraska — 0.6%
Central Plains Energy Project RB, 5.00%, 05/01/53 (Put 07/01/29)	475	496,969

Nevada — 0.6%
Tahoe-Douglas Visitors Authority, 5.00%, 07/01/51 (Call 07/01/30)	500	503,361

New Hampshire — 0.5%
New Hampshire Business Finance Authority RB, 3.63%, 07/01/43 (Put 07/01/25)(b)	500	389,913

New Jersey — 1.1%
New Jersey Higher Education Student Assistance Authority RB, Series C, AMT,3.25%, 12/01/51 (Call 12/01/29)	300	223,401
New Jersey Transportation Trust Fund Authority RB, Series AA, 4.00%, 06/15/50 (Call 12/15/30)	735	703,534

		926,935

New York — 12.9%
Build NYC Resource Corp., 5.50%, 06/15/63 (Call 06/15/33)(b)	250	235,845
New York Liberty Development Corp. RB
5.00%, 11/15/44 (Call 11/15/24)(b)	500	499,375
5.38%, 11/15/40 (Call 11/15/24)(b)	550	550,687
New York State Environmental Facilities Corp. RB, AMT,5.13%, 09/01/50 (Put 09/03/30)(b)	250	253,697
New York State Thruway Authority RB, 5.00%, 03/15/42 (Call 09/15/32)	500	561,962
New York Transportation Development Corp RB, AMT,5.38%, 06/30/60 (Call 06/30/31)	4,000	4,180,673
New York Transportation Development Corp., AMT,5.00%, 01/01/30 (Call 01/01/28)	250	257,809
New York Transportation Development Corp. RB 5.00%, 12/01/38 (Call 12/01/30)	500	537,051
AMT,3.00%, 08/01/31	1,000	915,283
AMT,4.00%, 04/30/53 (Call 10/31/31)	500	416,305
AMT,5.00%, 01/01/25	750	755,943
AMT,5.00%, 10/01/40 (Call 10/01/30)	1,310	1,345,930

		10,510,560

Ohio — 8.2%
Buckeye Tobacco Settlement Financing Authority RB, Series B2, 5.00%, 06/01/55 (Call 06/01/30)	4,700	4,427,212
Celina City School District, 0.00%, 12/01/24 (BAM)(c)	600	584,605
Hickory Chase Community Authority, 5.00%, 12/01/40 (Call 12/01/29)(b)	340	313,016
Ohio Air Quality Development Authority RB, AMT,4.50%, 01/15/48 (Call 01/15/28)(b)	1,000	941,672

S C H E D U L E O F I N V E S T M E N T S	67

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock High Yield Muni Income Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Ohio (continued)
Port of Greater Cincinnati Development Authority RB
3.75%, 12/01/31 (Call 12/01/28)(b)	$240	$222,394
4.25%, 12/01/50 (Call 12/01/28)(b)	260	219,943

		6,708,842

Oklahoma — 1.2%
Oklahoma Development Finance Authority RB, Series A-2, 7.25%, 09/01/51 (Call 03/01/31)(b)	250	263,832
Tulsa Airports Improvement Trust RB, AMT,5.00%, 06/01/35 (Put 06/01/25)(a)	600	608,264
Tulsa Authority for Economic Opportunity TA, 4.38%, 12/01/41 (Call 12/01/31)(b)	100	93,263

		965,359

Oregon — 0.4%
Clackamas County Hospital Facility Authority RB, 5.00%, 05/15/48 (Call 05/15/25)	425	359,876

Pennsylvania — 2.3%
Allentown Neighborhood Improvement Zone Development Authority RB, 5.00%, 05/01/42 (Call 05/01/33)	470	474,122
Berks County Municipal Authority (The) RB, 5.00%, 10/01/39 (Call 10/01/29)	390	366,783
Pennsylvania Economic Development Financing Authority RB
AMT,5.25%, 06/30/53 (Call 12/31/32)	100	107,410
AMT,5.75%, 06/30/48 (Call 12/31/32)	860	948,190

		1,896,505

Puerto Rico — 9.2%
Children’s Trust Fund RB, Series A, 0.00%, 05/15/57 (Call 05/15/24)(c)	1,485	122,503
Commonwealth of Puerto Rico, 0.00%, 11/01/51	823	152,282
Commonwealth of Puerto Rico GO
0.00%, 07/01/33 (Call 07/01/31)(c)	515	326,977
4.00%, 07/01/35 (Call 07/01/31)	812	774,660
4.00%, 07/01/41 (Call 07/01/31)	145	131,471
5.07%, 11/01/51	696	393,346
Commonwealth of Puerto Rico Notes, 0.00%, 11/01/51	1,666	703,848
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB, 4.00%, 07/01/42 (Call 07/01/31)(b)	1,000	910,557
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue RB
0.00%, 07/01/46 (Call 07/01/28)(c)	4,025	1,237,328
5.00%, 07/01/58 (Call 07/01/28)	2,750	2,749,965

		7,502,937

South Carolina — 0.4%
City of Hardeeville SC Special Assesment, 4.00%, 05/01/52 (Call 05/01/29)(b)	150	116,697
Patriots Energy Group Financing Agency RB, 5.25%, 10/01/54 (Put 08/01/31)	160	171,377
South Carolina Jobs-Economic Development Authority RB, 7.50%, 08/15/62 (Call 08/15/27)(b)	25	22,797

		310,871

Tennessee — 2.4%
Metropolitan Government Nashville & Davidson County Health & Educational Facs Bd RB, 5.00%, 10/01/37 (Call 10/01/29)	345	352,525
Metropolitan Government Nashville & Davidson County Industrial Development Board Special Assesment, 0.00%, 06/01/43(b)(c)	100	36,486

Security	Par (000)	Value

Tennessee (continued)
Metropolitan Nashville Airport Authority (The) RB, AMT,5.50%, 07/01/52 (Call 07/01/32)	$500	$535,544
Tennergy Corp./TN RB, 5.50%, 10/01/53 (Put 09/01/30)	500	536,054
Tennessee Energy Acquisition Corp., 5.00%, 02/01/25	500	502,109

		1,962,718

Texas — 4.6%
Angelina & Neches River Authority RB, Series A, AMT,7.50%, 12/01/45 (Call 06/01/28)(b)	100	66,080
Arlington Higher Education Finance Corp., 5.75%, 08/15/62 (Call 08/15/27)	250	213,649
Arlington Higher Education Finance Corp. RB
5.00%, 06/15/51 (Call 06/15/26)	250	205,188
7.88%, 11/01/62 (Call 11/01/27)(b)	25	25,371
City of Celina TX Special Assessment, 5.50%, 09/01/53 (Call 09/01/33)(b)	1,000	985,277
City of Mesquite TX Special Assessment, 5.75%, 09/01/53 (Call 09/01/33)(b)	250	250,333
New Hope Cultural Education Facilities Finance Corp. RB, 5.00%, 08/15/51 (Call 08/15/27)(b)	1,000	917,451
New Hope Higher Education Finance Corp. RB, Series A, 5.00%, 06/15/30 (Call 06/15/26)(b)	250	238,273
Port Beaumont Navigation District RB
AMT,2.75%, 01/01/36 (Call 07/01/24)(b)	100	73,827
AMT,3.00%, 01/01/50 (Call 07/01/24)(b)	200	119,162
AMT,3.63%, 01/01/35 (Call 01/01/25)(b)	100	82,329
AMT,4.00%, 01/01/50 (Call 01/01/25)(b)	810	587,126

		3,764,066

Utah — 0.4%
Utah Charter School Finance Authority RB, Series A, 5.00%, 02/15/36 (Call 02/15/26)(b)	315	311,188

Vermont — 0.1%
East Central Vermont Telecommunications District RB, 4.50%, 12/01/44 (Call 12/01/30)(b)	100	78,699

Virginia — 1.1%
James City County Economic Development Authority RB, 5.25%, 12/01/27 (Call 12/01/24)	100	99,398
Tobacco Settlement Financing Corp./VA RB, Series B1, 5.00%, 06/01/47 (Call 01/16/24)	725	683,300
Virginia Beach Development Authority RB, 5.38%, 09/01/29 (Call 09/01/26)	100	99,658

		882,356

Washington — 0.4%
Washington State Housing Finance Commission RB, 4.00%, 07/01/25(b)	355	347,444

Wisconsin — 1.1%
Public Finance Authority
7.75%, 07/01/43 (Call 07/01/35)(b)	310	316,377
AMT,4.25%, 07/01/54 (Call 07/01/31)	250	170,812
Public Finance Authority RB
5.00%, 06/15/56 (Call 06/15/29)(b)	25	20,411
5.25%, 12/01/51 (Call 12/01/31)(b)	65	49,781
Series A, 5.00%, 06/15/55 (Call 06/15/28)(b)	500	379,344

		936,725

Total Long-Term Investments — 98.2% (Cost: $80,387,507)		80,200,073

68	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock High Yield Muni Income Bond ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities

Money Market Funds — 1.4%
BlackRock Liquidity Funds: MuniCash, 4.09%(e)(f)	1,153,412	$1,153,527

Total Short-Term Securities — 1.4% (Cost: $1,153,438)		1,153,527

Total Investments — 99.6% (Cost: $81,540,945)		81,353,600

Other Assets Less Liabilities — 0.4%		336,719

Net Assets — 100.0%		$81,690,319

(a)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended January 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/23	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/24	Shares Held at 01/31/24	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds: MuniCash	$6,235,461	$—	$(5,082,431)	(a)	$754	$(257)	$1,153,527	1,153,412	$66,979	$—

(a)	Represents net amount purchased (sold).

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Debt Obligations	$—	$80,162,518	$37,555	$80,200,073
Short-Term Securities
Money Market Funds	1,153,527	—	—	1,153,527

	$1,153,527	$80,162,518	$37,555	$81,353,600

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	69

Schedule of Investments (unaudited) January 31, 2024	BlackRock Intermediate Muni Income Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Debt Obligations

Alabama — 9.2%
Black Belt Energy Gas District RB, 5.50%, 11/01/53 (Put 09/01/28)(a)	$500	$531,983
County of Jefferson AL Sewer Revenue RB
5.25%, 10/01/41 (Call 10/01/33)	100	111,318
5.25%, 10/01/44 (Call 10/01/33)	1,000	1,104,104
Southeast Energy Authority A Cooperative District RB, 5.50%, 01/01/53 (Put 09/01/29)(a)	315	338,830
Tuscaloosa County Industrial Development Authority RB, 5.25%, 05/01/44 (Put 05/01/29)(b)	110	106,238

		2,192,473

Arizona — 0.4%
Arizona Health Facilities Authority RB, VRDN,4.80%, 01/01/46 (Put 11/04/26), (SIFMA Municipal Swap Index)(a)	100	99,274

California — 6.8%
Bay Area Toll Authority RB, Series E, 4.96%, 04/01/56 (Put 04/01/27), (SIFMA Municipal Swap Index)(a)(c)	250	247,300
California Community Choice Financing Authority RB, 5.51%, 12/01/53 (Put 05/01/29)(a)(c)	750	759,722
California Infrastructure & Economic Development Bank RB, Class D, 4.90%, 08/01/47 (Put 08/01/24), (SIFMA Municipal Swap Index)(a)(c)	100	97,063
San Diego Unified School District/CA GO, 0.00%, 07/01/31(d)	610	504,790

		1,608,875

Colorado — 3.2%
City & County of Denver Co. Airport System Revenue RB, AMT,5.75%, 11/15/34 (Call 11/15/32)	200	236,483
Colorado Health Facilities Authority RB
4.00%, 08/01/39 (Call 08/01/29)	185	181,673
Series B-2, 2.63%, 05/15/29 (Call 01/29/24)	150	126,137
Pueblo Urban Renewal Authority TA, Series B, 0.00%, 12/01/25(b)(d)	250	212,500

		756,793

Connecticut — 1.6%
Connecticut Housing Finance Authority RB, 1.85%, 05/15/38 (Call 05/15/30)	210	152,616
State of Connecticut Special Tax Revenue RB, 5.00%, 07/01/38 (Call 01/01/33)	205	234,454

		387,070

Delaware — 2.0%
Delaware State Economic Development Authority RB, Class B, 1.25%, 10/01/40 (Put 10/01/25)	500	467,706

District of Columbia — 1.2%
Metropolitan Washington Airports Authority Aviation Revenue, AMT,5.00%, 10/01/37 (Call 10/01/32)	250	275,185

Florida — 2.0%
Lakes of Sarasota Community Development District RB, 2.75%, 05/01/26	125	122,404
Sawyers Landing Community Development District Special Assesment, 3.25%, 05/01/26	195	189,649
Tohoqua Community Development District RB, 2.38%, 05/01/26	170	165,657

		477,710

Security	Par (000)	Value

Georgia — 0.4%
Development Authority of Cobb County (The) RB, 5.70%, 06/15/38 (Call 06/15/31)	$100	$97,818

Illinois — 16.1%
Chicago Midway International Airport RB, AMT,5.00%, 01/01/34 (Call 07/01/24)	350	350,348
Chicago O’Hare International Airport RB AMT,5.00%, 01/01/27 (Call 01/01/26)	250	257,336
Series B, 5.00%, 01/01/37 (Call 01/01/27)	200	211,516
City of Chicago IL GO
5.00%, 01/01/26	425	435,769
5.00%, 01/01/27	100	104,197
5.00%, 01/01/27 (Call 01/01/26)	130	131,568
5.00%, 01/01/34 (Call 01/01/32)	500	552,265
Illinois Finance Authority RB, Class B, 5.25%, 05/01/42 (Put 05/01/25), (SIFMA Municipal Swap Index)(a)(c)	500	489,564
Northern Illinois Municipal Power Agency RB, 4.00%, 12/01/36 (Call 12/01/26)	100	101,731
State of Illinois, 5.00%, 10/01/24	245	247,513
State of Illinois GO
5.00%, 10/01/30	225	250,639
5.25%, 05/01/40 (Call 05/01/32)	250	276,464
Series D, 5.00%, 11/01/26	400	420,885

		3,829,795

Iowa — 1.0%
Iowa Finance Authority RB, AMT,1.50%, 01/01/42 (Put 04/01/24)(a)	250	248,308

Kentucky — 6.4%
City of Henderson KY RB, AMT,3.70%, 01/01/32(b)	150	144,009
Kentucky Public Energy Authority RB, 5.25%, 04/01/54 (Put 02/01/32)	1,150	1,247,980
Louisville/Jefferson County Metropolitan Government RB, 1.75%, 02/01/35 (Put 07/01/26)(a)	125	119,714

		1,511,703

Louisiana — 1.0%
Louisiana Local Government Environmental Facilities & Community Development Authority RB, Class A, 2.00%, 06/01/30 (Call 04/01/26)	250	229,392

Missouri — 5.2%
Kansas City Industrial Development Authority RB AMT,5.00%, 03/01/32 (Call 03/01/30)	400	429,591
AMT,5.00%, 03/01/34 (Call 03/01/29)	750	796,226

		1,225,817

New Hampshire — 1.0%
New Hampshire Business Finance Authority RB, Class A, AMT,4.93%, 10/01/33 (Put 07/01/24), (SIFMA Municipal Swap Index)(a)(c)	250	246,919

New Jersey — 3.5%
New Jersey Economic Development Authority RB, 5.00%, 06/15/28	225	245,936
New Jersey Educational Facilities Authority RB, 5.00%, 09/01/38 (Call 03/01/33)	100	113,556
New Jersey Transportation Trust Fund Authority RB 5.00%, 06/15/37 (Call 06/15/33)	250	288,802
Series C, 0.00%, 12/15/25 (AMBAC)(d)	190	177,940

		826,234

70	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Intermediate Muni Income Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York — 9.3%
New York City Housing Development Corp. RB
1.95%, 11/01/32 (Call 02/01/29) (FHA 542(C))	$430	$368,795
2.25%, 11/01/30 (Call 09/01/27)	150	136,318
New York City Municipal Water Finance Authority RB, 5.25%, 06/15/48 (Call 12/15/33)	250	285,119
New York City Transitional Finance Authority Future Tax Secured Revenue, 5.00%, 05/01/41 (Call 05/01/33)	500	570,134
New York Liberty Development Corp. RB, Class A, 2.50%, 11/15/36 (Call 11/15/31)	250	214,125
New York State Environmental Facilities Corp. RB, AMT,5.13%, 09/01/50 (Put 09/03/30)(b)	250	253,698
New York Transportation Development Corp., AMT,5.00%, 01/01/30 (Call 01/01/28)	250	257,809
Triborough Bridge & Tunnel Authority RB, 5.00%, 11/15/38 (Call 11/15/33)	100	116,179

		2,202,177

Ohio — 4.5%
Allen County Port Authority RB, Class A, 4.00%, 12/01/31 (Call 06/01/31)	250	244,775
American Municipal Power Inc. RB, Class A-2, 1.00%, 02/15/48 (Put 08/15/24)(a)	500	492,024
Ohio Air Quality Development Authority RB, 4.00%, 09/01/30 (Put 06/01/27)	100	100,936
Port of Greater Cincinnati Development Authority RB, 3.75%, 12/01/31 (Call 12/01/28)(b)	250	231,661

		1,069,396

Pennsylvania — 4.3%
Berks County Municipal Authority (The) RB, 5.00%, 10/01/39 (Call 10/01/29)	200	188,094
Bethlehem Area School District Authority, Series B, 3.91%, 07/01/31 (Put 11/01/24)(a)(c)	460	454,052
Pennsylvania Housing Finance Agency RB, 2.00%, 10/01/32 (Call 10/01/29)	445	390,248

		1,032,394

Puerto Rico — 2.1%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue RB, 4.33%, 07/01/40 (Call 07/01/28)	500	496,375

South Carolina — 1.8%
City of Hardeeville SC, 3.00%, 05/01/27(b)	225	214,779
South Carolina Jobs-Economic Development Authority RB, 5.00%, 11/15/28 (Call 11/15/27)	210	205,875

		420,654

Tennessee — 3.4%
Tennergy Corp./TN RB, 5.50%, 10/01/53 (Put 09/01/30)	750	804,080

Texas — 8.1%
City of Beaumont TX GOL, 4.00%, 03/01/33 (Call 03/01/30)	215	228,918
City of Houston TX Airport System Revenue RB, AMT,5.00%, 07/15/30 (Call 07/15/25)	225	225,253
Houston Higher Education Finance Corp. RB
1.75%, 10/01/24 (Call 04/30/24)	115	112,292
2.00%, 10/01/25 (Call 04/30/24)	75	71,201

Security	Par (000)	Value

Texas (continued)
New Hope Cultural Education Facilities Finance Corp. RB
4.00%, 08/15/34 (Call 08/15/27)	$750	$771,336
Class A, 4.00%, 06/15/25	280	283,382
New Hope Higher Education Finance Corp. RB, Series A, 5.00%, 06/15/30 (Call 06/15/26)(b)	250	238,273

		1,930,655

Virginia — 1.0%
Virginia Housing Development Authority RB, AMT,2.05%, 12/01/33 (Call 12/01/30)	270	236,088

Washington — 2.7%
County of King WA Sewer Revenue RB, Class A, 4.78%, 01/01/40 (Put 01/01/26), (SIFMA Municipal Swap Index)(a)(c)	550	537,105
Washington Health Care Facilities Authority RB, 5.00%, 08/01/30 (Call 08/01/29)	100	108,777

		645,882

Wisconsin — 0.6%
City of Milwaukee WI Sewerage System Revenue RB, 4.00%, 06/01/31 (Call 01/29/24)	145	145,078

Total Long-Term Investments — 98.8% (Cost: $23,403,417)		23,463,851

	Shares

Short-Term Securities

Money Market Funds — 0.5%
BlackRock Liquidity Funds: MuniCash, 4.09%(e)(f)	118,404	118,416

Total Short-Term Securities — 0.5% (Cost: $118,412)		118,416

Total Investments — 99.3% (Cost: $23,521,829)		23,582,267

Other Assets Less Liabilities — 0.7%		165,208

Net Assets — 100.0%		$23,747,475

(a)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(d)	Zero-coupon bond.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.

S C H E D U L E O F I N V E S T M E N T S	71

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Intermediate Muni Income Bond ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended January 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/23	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/24	Shares Held at 01/31/24	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds: MuniCash	$733,322	$—	$(614,902)	(a)	$5	$(9)	$118,416	118,404	$5,179	$—

(a)	Represents net amount purchased (sold).

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Debt Obligations	$—	$23,463,851	$—	$23,463,851
Short-Term Securities
Money Market Funds	118,416	—	—	118,416

	$118,416	$23,463,851	$—	$23,582,267

See notes to financial statements.

72	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) January 31, 2024	BlackRock Short-Term California Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Debt Obligations

California — 100.9%
Burbank-Glendale-Pasadena Airport Authority Brick Campaign, AMT,5.00%, 07/01/24	$145	$145,955
California Community Choice Financing Authority, 4.00%, 10/01/52 (Call 09/01/27)	500	500,507
California Community Choice Financing Authority RB 4.00%, 05/01/53 (Put 05/01/28)	400	401,076
5.00%, 09/01/27	410	425,509
5.00%, 10/01/28	300	313,510
California County Tobacco Securitization Agency RB, 5.00%, 06/01/25	400	408,321
California Health Facilities Financing Authority, 4.00%, 03/01/28 (Call 03/01/24)	260	260,016
California Infrastructure & Economic Development Bank RB, 5.00%, 04/01/24	500	501,739
California Municipal Finance Authority, AMT,4.00%, 07/01/51 (Put 07/15/24)	400	399,714
California Municipal Finance Authority RB, AMT,4.25%, 12/01/44 (Put 12/02/24)	250	250,546
California Pollution Control Financing Authority RB, 4.38%, 08/01/24(a)	500	500,000
California State Public Works Board, 5.00%, 09/01/27 (Call 09/01/24)	500	505,945
California State Public Works Board RB, Series A, 5.00%, 09/01/27 (Call 09/01/24)	800	809,501
California Statewide Communities Development Authority, 5.00%, 11/01/28 (PR 11/01/24)	250	253,978
Chino Valley Unified School District GO, VRDN,4.56%, 02/01/29 (Put 02/07/24)(a)(b)	500	500,000
City & County of San Francisco, 3.65%, 02/12/24	600	600,066
City of Los Angeles CA Solid Waste Resources Revenue RB, 5.00%, 02/01/24	335	335,000
City of Los Angeles Department of Airports
AMT,5.00%, 05/15/25	100	102,139
AMT,5.00%, 05/15/26	210	217,958
City of Los Angeles Department of Airports RB, AMT,5.00%, 05/15/27 (Call 05/15/25)	400	409,246
City of Los Angeles Wastewater System Revenue, 3.37%, 03/14/24	400	400,151
City of Modesto CA Water Revenue COP, VRDN, 4.20%, 10/01/36 (Put 02/07/24) (AGM)(b)	790	790,000
Compton Community Redevelopment Agency Successor Agency TA, 5.00%, 08/01/26 (AGM)	415	435,876
Desert Community College District GO, 5.00%, 08/01/24	500	504,797
El Rancho Unified School District GO
5.00%, 08/01/28 (BAM)	125	137,751
5.50%, 08/01/27 (BAM)	110	120,261
Kern Community College District, 0.00%, 11/01/25 (AGM)(c)	205	194,379
Long Beach Unified School District, 0.00%, 08/01/27 (Call 02/01/25)(c)	500	439,377
Long Beach Unified School District GO, VRDN, 2.94%, 08/01/53 (Put 02/07/24)(a)(b)	800	800,000
Los Angeles County Metropolitan Transportation Authority, 3.25%, 02/07/24	400	400,005

Security	Par (000)	Value

California (continued)
Norman Y Mineta San Jose International Airport SJC RB, AMT,5.00%, 03/01/26	$500	$514,741
Pajaro Valley Unified School District, 0.00%, 08/01/25 (AGM)(c)	460	439,431
Palm Springs Unified School District, 5.00%, 08/01/24	750	758,027
Port of Oakland RB, AMT,5.00%, 05/01/27	400	420,983
Rancho Cucamonga Redevelopment Agency Successor Agency TA, 5.00%, 09/01/26 (Call 09/01/24) (AGM)	500	505,487
Sacramento Municipal Utility District, 3.30%, 02/15/24	500	499,978
San Diego Public Facilities Financing Authority RB, VRDN, 4.01%, 10/15/48 (Put 02/07/24)(a)(b)	800	800,000
San Diego Unified School District/CA Revenue Notes, 5.00%, 06/28/24	800	806,188
San Francisco City & County Airport Commission San Francisco International Airport RB, AMT,5.00%, 05/01/28	500	532,100
San Mateo Union High School District GO, Series C, 0.00%, 09/01/27 (NPFGC)(c)	400	365,981
Santa Clara County Financing Authority RB, 5.00%, 05/15/25	400	411,005
Santa Clara Valley Transportation Authority, 5.00%, 04/01/24	800	802,624
Santa Paula Utility Authority RB, 4.00%, 02/01/24	400	400,000
Southern California Public Power Authority, 5.25%, 11/01/25	425	434,241
State of California GO, 3.23%, 02/01/24	400	400,000
Stockton Public Financing Authority, 5.00%, 10/01/25 (BAM)	140	144,672

		20,298,781

Total Long-Term Investments — 100.9% (Cost: $20,235,685)		20,298,781

	Shares

Short-Term Securities

Money Market Funds — 0.4%
BlackRock Liquidity Funds: MuniCash, 4.09%(d)(e)	77,396	77,404

Total Short-Term Securities — 0.4% (Cost: $77,404)		77,404

Total Investments — 101.3% (Cost: $20,313,089)		20,376,185

Liabilities in Excess of Other Assets — (1.3)%		(258,778)

Net Assets — 100.0%		$20,117,407

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.
(c)	Zero-coupon bond.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.

S C H E D U L E O F I N V E S T M E N T S	73

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Short-Term California Muni Bond ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended January 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/23	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/24	Shares Held at 01/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds California Money Fund Portfolio(a)	$803,901	$—		$(803,901)	(b)	$—	$—	$—	—	$2,422	$—
BlackRock Liquidity Funds: MuniCash	—	77,404	(b)	—		—	—	77,404	77,396	95	—

						$—	$—	$77,404		$2,517	$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Debt Obligations	$—	$20,298,781	$—	$20,298,781
Short-Term Securities
Money Market Funds	77,404	—	—	77,404

	$77,404	$20,298,781	$—	$20,376,185

See notes to financial statements.

74	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) January 31, 2024	BlackRock Total Return ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities

Bain Capital Credit CLO Ltd., 6.74%, 07/24/34 (Call 04/24/24), (3-mo. CME Term SOFR + 1.422%)(a)(b)	$250	$250,197
Bear Stearns Structured Products Trust, 7.45%, 03/25/37 (Call 12/25/27), (1-mo. CME Term SOFR + 2.114%)(a)(b)	187	183,685
Benefit Street Partners CLO IV Ltd., 7.13%, 01/20/32, (3-mo. SOFR + 1.811%)(a)	250	249,400
Buckhorn Park CLO Ltd., 7.21%, 07/18/34, (3-mo. SOFR + 1.911%)(a)(b)	250	250,674
Carlyle Global Market Strategies CLO Ltd., 6.75%, 07/20/34, (3-mo. SOFR + 1.431%)(a)(b)	250	250,213
CIFC Funding Ltd.
8.41%, 07/18/31 (Call 04/18/24), (3-mo. CME Term SOFR + 3.112%)(a)(b)	250	247,498
Series 2014-2RA, Class A1, 6.63%, 04/24/30 (Call 04/24/24), (3-mo. SOFR + 1.312%)(a)(b)	169	169,491
Citigroup Mortgage Loan Trust Inc., 9.20%, 07/25/37, (1-mo. SOFR + 2.614%)(b)	134	115,953
College Ave Student Loans LLC
5.33%, 05/25/55 (Call 04/25/37)(a)	91	90,124
2.32%, 07/26/55 (Call 12/25/34)(a)	215	186,704
CWABS Asset-Backed Certificates Trust
6.30%, 12/25/35(b)	82	76,943
5.87%, 04/25/46, (1-mo. SOFR + 0.534%)(b)	295	205,714
Elmwood CLO IV Ltd. Series 2020 3A, Class A, 6.82%, 04/15/33 (Call 04/15/24)(a)(b)	250	250,289
FirstKey Homes Trust
3.50%, 07/17/38(a)	184	168,270
5.00%, 05/19/39(a)	170	162,627
Galaxy XXIII CLO Ltd., 6.45%, 04/24/29 (Call 04/24/24), (3-mo. CME Term SOFR + 1.132%)(a)(b)	112	112,236
Generate CLO 8 Ltd., 6.78%, 10/20/34, (3-mo. SOFR + 1.461%)(a)(b)	250	250,429
Goldentree Loan Opportunities X Ltd., 6.70%, 07/20/31 (Call 04/20/24), (3-mo. CME Term SOFR + 1.382%)(a)(b)	217	217,025
JP Morgan Mortgage Acquisition Trust, 4.56%, 11/25/36 (Call 02/25/24)(c)	200	197,480
Lendmark Funding Trust
2.00%, 04/20/32 (Call 10/20/26)(a)	130	117,582
8.69%, 05/20/33(a)	100	103,310
Madison Park Funding XXXIV Ltd., 6.71%, 04/25/32 (Call 04/25/24), (3-mo. CME Term SOFR + 1.382%)(a)(b)	250	250,199
Navient Private Education Loan Trust, 3.16%, 11/15/68 (Call 01/15/31)(a)	100	86,384
Navient Private Education Refi Loan Trust, 3.13%, 02/15/68 (Call 04/15/26)(a)	97	93,416
Neuberger Berman CLO XVII Ltd., 6.61%, 04/22/29 (Call 04/22/24), (3-mo. CME Term SOFR + 1.292%)(a)(b)	194	193,950
Octagon Investment Partners 20-R Ltd., 6.78%, 05/12/31 (Call 02/12/24), (3-mo. CME Term SOFR + 1.412%)(a)(b)	250	250,497
Octagon Investment Partners 48 Ltd., 7.63%, 10/20/34 (Call 04/20/24), (3-mo. CME Term SOFR + 2.312%)(a)(b)	275	273,509

Security	Par (000)	Value

OHA Credit Funding 6 Ltd., 6.72%, 07/20/34 (Call 04/20/24), (3 mo. LIBOR US + 1.140%)(a)(b)	$250	$250,982
Palmer Square CLO Ltd., 6.79%, 11/14/34 (Call 02/14/24), (3-mo. LIBOR US + 1.150%)(a)(b)	250	250,357
Palmer Square Loan Funding Ltd., 7.13%, 04/15/31, (3-mo. SOFR + 1.820%)(a)(b)	195	195,374
Progress Residential Trust, 4.75%, 10/17/28(a)	180	166,169
RR 16 Ltd., 7.23%, 07/15/36, (3-mo. SOFR + 1.911%)(a)(b)	250	252,274
RR 18 Ltd., 7.18%, 10/15/34, (3-mo. SOFR + 1.861%)(a)(b)	250	250,023
SMB Private Education Loan Trust, 2.31%, 01/15/53(a)	156	145,390
Sofi Professional Loan Program LLC, 3.09%, 08/17/48 (Call 07/15/26)(a)	134	128,321
SoFi Professional Loan Program LLC, 2.37%, 11/16/48 (Call 12/15/26)(a)	113	106,440
Soundview Home Loan Trust
6.47%, 11/25/35, (1-mo. SOFR + 1.134%)(b)	46	32,327
5.80%, 01/25/37, (1-mo. SOFR + 0.464%)(b)	148	134,396
Voya CLO Ltd., 6.71%, 10/15/30 (Call 04/15/24), (3-mo. CME Term SOFR + 1.392%)(a)(b)	173	173,188

Total Asset-Backed Securities — 8.7% (Cost: $7,043,537)		7,089,040

Collaterized Mortgage Obligations

Mortgage-Backed Securities — 9.1%
Alternative Loan Trust
5.91%, 11/25/36 (Call 02/25/24), (1-mo. CME Term SOFR + 0.574%)(b)	101	81,765
5.91%, 05/20/46 (Call 02/20/24), (1-mo. CME Term SOFR + 0.574%)(b)	226	189,295
5.95%, 07/25/46 (Call 02/25/24), (1-mo. CME Term SOFR + 0.614%)(b)	213	178,281
Angel Oak Mortgage Trust, 5.21%, 08/25/68(a)	205	201,847
Arbor Multifamily Mortgage Securities Trust, 3.40%, 02/15/55(a)(b)	170	153,470
Banc of America Alternative Loan Trust, 5.50%, 10/25/33 (Call 02/25/24)	117	113,783
Bank of America Merrill Lynch Commercial Mortgage Trust, Series 2017-BNK33.88%, 02/15/50(b)	90	83,232
Bear Stearns Asset-Backed Securities Trust, 6.01%, 04/25/36, (1-mo. SOFR + 0.674%)(b)	116	104,960
Bear Stearns Mortgage Funding Trust, 5.79%, 03/25/37 (Call 02/25/24), (1-mo. CME Term SOFR + 0.454%)(b)	82	75,227
BHMS Mortgage Trust, 6.88%, 07/15/35, (1-mo. CME Term SOFR + 1.547%)(a)(b)	100	99,258
BHP Trust, 6.90%, 08/15/36, (1-mo. CME Term SOFR + 1.569%)(a)(b)	117	115,914
BX Commercial Mortgage Trust
2.84%, 03/09/44 (Call 03/09/30)(a)	100	87,442
6.38%, 10/15/37, (1-mo. CME Term SOFR + 1.044%)(a)(b)	131	130,702
7.09%, 12/09/40, (1-mo. SOFR + 1.761%)(a)(b)	150	150,937
7.45%, 06/15/27, (1-mo. CME Term SOFR + 2.115%)(a)(b)	145	145,556
8.47%, 06/15/27, (1-mo. CME Term SOFR + 3.141%)(a)(b)	100	100,219
9.19%, 02/15/39, (1-mo. SOFR + 4.188%)(a)(b)	100	99,750

S C H E D U L E O F I N V E S T M E N T S	75

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Total Return ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
BX Trust
6.18%, 01/15/39, (1-mo. CME Term SOFR + 0.850%)(a)(b)	$150	$147,984
6.33%, 01/15/39, (1-mo. CME Term SOFR + 1.000%)(a)(b)	150	148,781
6.35%, 10/15/36, (1 mo. LIBOR US + 0.890%)(a)(b)	150	147,937
7.50%, 08/15/39, (1-mo. CME Term SOFR + 2.165%)(a)(b)	149	149,125
8.55%, 08/15/42, (1-mo. CME Term SOFR + 3.213%)(a)(b)	99	99,417
CFK Trust, 2.79%, 03/15/39(a)	100	85,001
Chase Mortgage Finance Trust, 5.08%, 02/25/37 (Call 01/25/29)(b)	117	111,670
Cold Storage Trust
6.75%, 11/15/37, (1-mo. CME Term SOFR + 1.414%)(a)(b)	98	97,900
8.95%, 11/15/37, (1-mo. CME Term SOFR + 3.607%)(a)(b)	98	97,633
Series 2020-ICE5, Class A, 6.35%, 11/15/37, (1-mo. CME Term SOFR + 1.014%)(a)(b)	147	146,989
Countrywide Alternative Loan Trust, 6.00%, 05/25/36	37	15,521
CSMC Trust, 8.85%, 12/25/67(a)(b)	112	112,887
Extended Stay America Trust, 7.70%, 07/15/38, (1-mo. CME Term SOFR + 2.364%)(a)(b)	92	90,576
FREMF Mortgage Trust, 4.38%, 08/25/50 (Call 08/25/28)(a)(b)	95	91,278
GCAT Trust
2.89%, 12/27/66 (Call 01/25/34)(a)(b)	210	189,210
3.97%, 02/25/67(a)(b)	180	132,748
4.25%, 05/25/67(a)(b)	98	91,444
Government National Mortgage Association, 2.25%, 04/16/65	10	8,097
Homeward Opportunities Fund I Trust, 5.45%, 05/25/65(a)(b)	210	202,883
HONO Mortgage Trust, 6.60%, 10/15/36, (1-mo. CME Term SOFR + 1.264%)(a)(b)	100	96,327
J.P. Morgan Chase Commercial Mortgage Securities Trust, 7.51%, 09/15/39, (1-mo. CME Term SOFR + 2.179%)(a)(b)	110	110,274
JP Morgan Alternative Loan Trust, 4.80%, 03/25/36(b)	255	195,457
JP Morgan Chase Commercial Mortgage Securities Trust, 2.95%, 09/06/38(a)(b)	130	121,752
KSL Commercial Mortgage Trust, 9.62%, 12/15/36, (1-mo. SOFR + 4.287%)(a)(b)	100	100,625
MASTR Reperforming Loan Trust, 7.00%, 08/25/34 (Call 04/25/29)(a)	259	184,375
Morgan Stanley Capital I Trust
6.84%, 07/15/35 (Call 07/15/24), (1-mo. CME Term SOFR + 1.501%)(a)(b)	100	99,313
6.88%, 11/15/34, (1-mo. CME Term SOFR + 1.422%)(a)(b)	100	98,899
MSWF Commercial Mortgage Trust, 6.01%, 12/15/56	180	196,054
MTN Commercial Mortgage Trust, 6.74%, 03/15/39, (1-mo. CME Term SOFR + 1.396%)(a)(b)	100	97,875
One New York Plaza Trust, 6.40%, 01/15/36, (1-mo. CME Term SOFR + 1.064%)(a)(b)	40	39,324

Security			Par (000)	Value

Mortgage-Backed Securities (continued)
OPEN Trust, 8.42%, 10/15/28, (1-mo. SOFR + 3.089%)(a)	$		97	$97,504
ORL Trust, 7.68%, 10/19/36, (1-mo. SOFR + 2.350%)(a)(b)			174	174,381
PRET LLC, 7.14%, 01/25/54(a)(c)			160	160,152
PRKCM Trust, 4.10%, 04/25/57 (Call 05/25/26)(a)(b)			138	132,897
SLG Office Trust, 2.59%, 07/15/41(a)			100	83,956
Taubman Centers Commercial Mortgage Trust, 7.52%, 05/15/37, (1-mo. CME Term SOFR + 2.186%)(a)(b)			110	109,724
TTAN, 6.80%, 03/15/38, (1-mo. SOFR + 1.464%)(a)(b)			152	150,171
Velocity Commercial Capital Loan Trust
2.61%, 02/25/50(a)(b)			172	154,274
6.55%, 01/25/54(a)(b)			110	111,866
Washington Mutual Mortgage Pass-Through Certificates WMALT Series Trust
5.78%, 12/25/46 (Call 02/25/24), (12-mo. MTA + 0.720%)(b)			132	99,818
5.79%, 12/25/36 (Call 02/25/24), (1-mo. CME Term SOFR + 0.454%)(b)			252	196,803
Wells Fargo Commercial Mortgage Trust
2.58%, 09/15/31(a)(b)			130	120,691
3.75%, 03/15/59 (Call 04/15/26)			150	142,970
Series 2015-C31, Class B, 4.48%, 11/15/48 (Call 11/15/25)(b)			80	75,606

				7,429,807

Total Collaterized Mortgage Obligations — 9.1% (Cost: $7,363,959)				7,429,807

Corporate Bonds & Notes

Advertising — 0.0%
Clear Channel Outdoor Holdings Inc., 5.13%, 08/15/27 (Call 08/15/24)(a)		USD	27	25,428
Omnicom Group Inc., 2.60%, 08/01/31 (Call 05/01/31)		USD	11	9,390

				34,818

Aerospace & Defense — 1.2%
Boeing Co. (The)
3.83%, 03/01/59 (Call 09/01/58)		USD	11	7,849
3.95%, 08/01/59 (Call 02/01/59)		USD	39	28,805
5.93%, 05/01/60 (Call 11/01/59)		USD	38	37,941
L3Harris Technologies Inc.
1.80%, 01/15/31 (Call 10/15/30)		USD	52	42,704
2.90%, 12/15/29 (Call 09/15/29)		USD	54	48,835
4.40%, 06/15/28 (Call 03/15/28)		USD	56	55,276
5.40%, 07/31/33 (Call 04/30/33)		USD	99	101,973
Lockheed Martin Corp.
1.85%, 06/15/30 (Call 03/15/30)		USD	39	33,434
3.60%, 03/01/35 (Call 09/01/34)		USD	10	9,079
3.90%, 06/15/32 (Call 03/15/32)		USD	10	9,559
4.50%, 05/15/36 (Call 11/15/35)		USD	9	8,793
4.75%, 02/15/34 (Call 11/15/33)		USD	9	9,060
5.10%, 11/15/27 (Call 10/15/27)		USD	25	25,659
Northrop Grumman Corp.
4.70%, 03/15/33 (Call 12/15/32)		USD	41	40,801
4.95%, 03/15/53 (Call 09/15/52)		USD	39	37,901
RTX Corp.
2.82%, 09/01/51 (Call 03/01/51)		USD	28	18,226

76	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Total Return ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Aerospace & Defense (continued)
3.13%, 07/01/50 (Call 01/01/50)	USD	11	$7,721
3.75%, 11/01/46 (Call 05/01/46)	USD	10	7,993
4.13%, 11/16/28 (Call 08/16/28)	USD	130	126,716
5.15%, 02/27/33 (Call 11/27/32)	USD	100	101,338
6.10%, 03/15/34 (Call 12/15/33)	USD	14	15,195
6.70%, 08/01/28	USD	118	126,512
TransDigm Inc.
4.63%, 01/15/29 (Call 01/15/25)	USD	47	43,948
6.25%, 03/15/26 (Call 03/15/24)(a)	USD	40	39,728

			985,046

Agriculture — 0.5%
Altria Group Inc.
2.45%, 02/04/32 (Call 11/04/31)	USD	34	27,799
4.25%, 08/09/42	USD	31	25,411
4.50%, 05/02/43	USD	30	25,567
5.80%, 02/14/39 (Call 08/14/38)	USD	10	10,223
6.20%, 11/01/28 (Call 10/01/28)	USD	35	36,920
6.88%, 11/01/33 (Call 08/01/33)	USD	91	100,223
BAT Capital Corp.
3.98%, 09/25/50 (Call 03/25/50)	USD	31	21,606
4.54%, 08/15/47 (Call 02/15/47)	USD	19	14,552
4.76%, 09/06/49 (Call 03/06/49)	USD	29	22,826
5.28%, 04/02/50 (Call 02/02/49)	USD	27	22,821
5.65%, 03/16/52 (Call 09/16/51)	USD	40	35,541
7.08%, 08/02/53 (Call 02/02/53)	USD	29	30,774
Philip Morris International Inc., 5.13%, 11/17/27 (Call 10/17/27)	USD	33	33,540

			407,803

Airlines — 0.1%
American Airlines Inc./AAdvantage Loyalty IP Ltd., 5.75%, 04/20/29(a)	USD	47	46,156
United Airlines Inc., 4.63%, 04/15/29 (Call 10/15/25)(a)	USD	35	32,376

			78,532

Banks — 7.0%
Bank of America Corp.
2.57%, 10/20/32 (Call 10/20/31), (1-day SOFR + 1.210%)(b)	USD	32	26,677
4.57%, 04/27/33 (Call 04/27/32), (1-day SOFR + 1.830%)(b)	USD	8	7,655
5.29%, 04/25/34 (Call 04/25/33), (1-day SOFR + 1.910%)(b)	USD	32	32,197
5.47%, 01/23/35 (Call 01/23/34), (1-day SOFR + 1.650%)(b)	USD	260	264,771
5.82%, 09/15/29 (Call 09/15/28), (1-day SOFR + 1.570%)(b)	USD	275	284,326
5.87%, 09/15/34 (Call 09/15/33), (1-day SOFR + 1.840%)	USD	133	139,271
Banque Federative du Credit Mutuel SA
3.75%, 02/03/34(d)	EUR	100	108,517
4.75%, 11/10/31(d)	EUR	200	229,127
Citigroup Inc.
3.07%, 02/24/28 (Call 02/24/27), (1-day SOFR + 1.280%)(b)	USD	140	132,364
6.27%, 11/17/33 (Call 11/17/32), (1-day SOFR + 2.338%)(b)	USD	218	233,960
Credit Suisse AG/New York NY
3.70%, 02/21/25	USD	500	491,752
5.00%, 07/09/27	USD	250	250,135

Security		Par (000)	Value

Banks (continued)
Fifth Third Bancorp, 5.63%, 01/29/32 (Call 01/29/31), (1-day SOFR + 1.840%)(b)	USD	25	$25,235
Goldman Sachs Group Inc. (The)
0.88%, 05/09/29 (Call 02/09/29)(d)	EUR	100	94,015
1.99%, 01/27/32 (Call 01/27/31), (1-day SOFR + 1.090%)(b)	USD	60	48,832
2.38%, 07/21/32 (Call 07/21/31), (1-day SOFR + 1.248%)(b)	USD	65	53,596
2.60%, 02/07/30 (Call 11/07/29)	USD	53	46,617
2.62%, 04/22/32 (Call 04/22/31), (1-day SOFR + 1.281%)(b)	USD	63	53,158
2.65%, 10/21/32 (Call 10/21/31), (1-day SOFR + 1.264%)(b)	USD	56	46,846
3.80%, 03/15/30 (Call 12/15/29)	USD	10	9,411
6.48%, 10/24/29 (Call 10/24/28), (1-day SOFR + 1.770%)(b)	USD	291	308,973
JPMorgan Chase & Co.
1.76%, 11/19/31 (Call 11/19/30), (3-mo. SOFR + 1.105%)(b)	USD	11	8,965
2.58%, 04/22/32 (Call 04/22/31), (3-mo. SOFR + 1.250%)(b)	USD	43	36,431
2.74%, 10/15/30 (Call 10/15/29), (3-mo. SOFR + 1.510%)(b)	USD	18	16,024
4.46%, 11/13/31, (3-mo. EURIBOR + 1.280%)(b)(d)	EUR	100	113,728
4.49%, 03/24/31 (Call 03/24/30), (3-mo. SOFR + 3.790%)(b)	USD	9	8,787
4.57%, 06/14/30 (Call 06/14/29), (1-day SOFR + 1.750%)(b)	USD	24	23,621
5.04%, 01/23/28 (Call 01/23/27), (1-day SOFR + 1.190%)(b)	USD	75	75,321
5.34%, 01/23/35 (Call 01/23/34), (1-day SOFR + 1.620%)	USD	175	177,845
5.35%, 06/01/34 (Call 06/01/33), (1-day SOFR + 1.845%)(b)	USD	11	11,184
6.25%, 10/23/34 (Call 10/23/33), (1-day SOFR + 1.810%)(b)	USD	11	11,921
Morgan Stanley
1.79%, 02/13/32 (Call 02/13/31), (1-day SOFR + 1.034%)(b)	USD	31	24,887
1.93%, 04/28/32 (Call 04/28/31), (1-day SOFR + 1.020%)(b)	USD	122	98,424
2.24%, 07/21/32 (Call 07/21/31), (1-day SOFR + 1.178%)(b)	USD	117	95,928
2.51%, 10/20/32 (Call 10/20/31), (1-day SOFR + 1.200%)(b)	USD	29	24,153
2.70%, 01/22/31 (Call 01/22/30),
(1-day SOFR + 1.143%)(b)	USD	71	62,384
3.62%, 04/01/31 (Call 04/01/30), (1-day SOFR + 3.120%)(b)	USD	32	29,525
5.16%, 04/20/29 (Call 04/20/28), (1-day SOFR + 1.590%)(b)	USD	12	12,079
5.17%, 01/16/30 (Call 01/16/29), (1-day SOFR + 1.450%)(b)	USD	46	46,396
5.47%, 01/18/35 (Call 01/18/34), (1-day SOFR + 1.730%)(b)	USD	30	30,615
6.41%, 11/01/29 (Call 11/01/28), (1-day SOFR + 1.830%)(b)	USD	372	394,237
6.63%, 11/01/34 (Call 11/01/33), (1-day SOFR + 2.050%)(b)	USD	207	229,137

S C H E D U L E O F I N V E S T M E N T S	77

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Total Return ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Banks (continued)
Santander Holdings USA Inc., 6.17%, 01/09/30 (Call 01/09/29), (1-day SOFR + 2.500%)(b)	USD	71	$71,407
Truist Financial Corp.
5.44%, 01/24/30 (Call 01/24/29), (1-day SOFR + 1.620%)(b)	USD	25	25,213
5.71%, 01/24/35 (Call 01/24/34), (1-day SOFR + 1.922%)(b)	USD	20	20,337
U.S. Bancorp
5.38%, 01/23/30 (Call 01/23/29), (1-day SOFR + 1.560%)(b)	USD	20	20,237
5.68%, 01/23/35 (Call 01/23/34), (1-day SOFR + 1.860%)(b)	USD	10	10,232
UBS Group AG
3.75%, 03/26/25	USD	250	245,679
6.30%, 09/22/34 (Call 09/22/33), (1-year CMT + 2.000%)(a)	USD	200	211,846
Wells Fargo & Co.
0.63%, 03/25/30(d)	EUR	101	91,477
5.20%, 01/23/30 (Call 01/23/29), (1-day SOFR + 1.500%)	USD	26	26,202
5.50%, 01/23/35 (Call 01/23/34), (1-day SOFR + 1.780%)(b)	USD	65	66,292
5.56%, 07/25/34 (Call 07/25/33), (1-day SOFR + 1.990%)(b)	USD	8	8,167
5.57%, 07/25/29 (Call 07/25/28), (1-day SOFR + 1.740%)(b)	USD	70	71,541
6.30%, 10/23/29 (Call 10/23/28), (1-day SOFR + 1.790%)(b)	USD	139	146,499
6.49%, 10/23/34 (Call 10/23/33), (1-day SOFR + 2.060%)(b)	USD	264	288,010

			5,722,166

Beverages — 0.1%
JDE Peet’s NV, 4.50%, 01/23/34(d)	EUR	100	112,826

Biotechnology — 0.6%
Amgen Inc.
4.05%, 08/18/29 (Call 06/18/29)	USD	42	40,890
4.40%, 02/22/62 (Call 08/22/61)	USD	114	94,923
5.25%, 03/02/30 (Call 01/02/30)	USD	145	148,454
5.75%, 03/02/63 (Call 09/02/62)	USD	61	62,858
Gilead Sciences Inc.
1.65%, 10/01/30 (Call 07/01/30)	USD	45	37,589
2.60%, 10/01/40 (Call 04/01/40)	USD	39	28,382
4.00%, 09/01/36 (Call 03/01/36)	USD	27	24,752
4.50%, 02/01/45 (Call 08/01/44)	USD	9	8,257
4.80%, 04/01/44 (Call 10/01/43)	USD	22	21,025
5.65%, 12/01/41 (Call 06/01/41)	USD	21	22,191

			489,321

Building Materials — 0.0%
Owens Corning, 3.95%, 08/15/29 (Call 05/15/29)	USD	12	11,457

Chemicals — 0.1%
Chemours Co. (The), 5.75%, 11/15/28 (Call 11/15/24)(a)	USD	23	21,694
Eastman Chemical Co., 5.75%, 03/08/33 (Call 12/08/32)	USD	10	10,299
Olin Corp., 5.00%, 02/01/30 (Call 02/01/24)	USD	27	25,459

			57,452

Security		Par (000)	Value

Commercial Services — 0.1%
Global Payments Inc.
2.90%, 05/15/30 (Call 02/15/30)	USD	22	$19,375
5.30%, 08/15/29 (Call 06/15/29)	USD	8	8,045
Moody’s Corp.
2.00%, 08/19/31 (Call 05/19/31)	USD	13	10,720
3.25%, 01/15/28 (Call 10/15/27)	USD	11	10,511

			48,651

Computers — 0.2%
Dell International LLC/EMC Corp., 4.90%, 10/01/26 (Call 08/01/26)	USD	104	104,024
Hewlett Packard Enterprise Co., 5.25%, 07/01/28 (Call 06/01/28)	USD	28	28,455

			132,479

Diversified Financial Services — 0.2%
Nasdaq Inc.
5.55%, 02/15/34 (Call 11/15/33)	USD	27	27,997
6.10%, 06/28/63 (Call 12/28/62)	USD	50	53,918
Nationstar Mortgage Holdings Inc., 5.13%, 12/15/30 (Call 12/15/25)(a)	USD	27	24,268
Navient Corp., 5.50%, 03/15/29 (Call 06/15/28)	USD	22	19,862
PennyMac Financial Services Inc., 5.38%, 10/15/25 (Call 10/15/24)(a)	USD	15	14,793
Rocket Mortgage LLC/Rocket Mortgage
Co-Issuer Inc., 2.88%, 10/15/26 (Call 10/15/24)(a)	USD	28	25,692

			166,530

Electric — 2.8%
AEP Texas Inc.
3.45%, 05/15/51 (Call 11/15/50)	USD	16	11,285
3.80%, 10/01/47 (Call 04/01/47)	USD	16	11,878
4.70%, 05/15/32 (Call 02/15/32)	USD	16	15,608
5.25%, 05/15/52 (Call 11/15/51)	USD	20	19,281
5.40%, 06/01/33 (Call 03/01/33)	USD	27	27,587
Series G, 4.15%, 05/01/49 (Call 11/01/48)	USD	14	11,130
Series H, 3.45%, 01/15/50 (Call 07/15/49)	USD	26	18,547
AEP Transmission Co. LLC
3.15%, 09/15/49 (Call 03/15/49)	USD	11	7,676
3.75%, 12/01/47 (Call 06/01/47)	USD	10	7,967
3.80%, 06/15/49 (Call 12/15/48)	USD	10	7,793
4.50%, 06/15/52 (Call 12/15/51)	USD	8	7,069
Series M, 3.65%, 04/01/50 (Call 10/01/49)	USD	10	7,761
Series N, 2.75%, 08/15/51 (Call 02/15/51)	USD	12	7,741
Alabama Power Co.
3.75%, 03/01/45 (Call 09/01/44)	USD	27	21,898
3.85%, 12/01/42	USD	10	8,305
4.10%, 01/15/42	USD	10	8,308
4.15%, 08/15/44 (Call 02/15/44)	USD	10	8,562
4.30%, 01/02/46 (Call 07/02/45)	USD	10	8,674
5.50%, 03/15/41	USD	9	9,031
Series 11-C, 5.20%, 06/01/41	USD	9	8,806
Ameren Illinois Co., 2.90%, 06/15/51 (Call 12/15/50)	USD	11	7,380
Baltimore Gas & Electric Co.
2.90%, 06/15/50 (Call 12/15/49)	USD	16	10,668
3.20%, 09/15/49 (Call 03/15/49)	USD	16	11,379
3.50%, 08/15/46 (Call 02/15/46)	USD	29	21,909
3.75%, 08/15/47 (Call 02/15/47)	USD	28	22,226
4.25%, 09/15/48 (Call 03/15/48)	USD	13	11,042
4.55%, 06/01/52 (Call 12/01/51)	USD	12	10,773
5.40%, 06/01/53 (Call 12/01/52)	USD	10	10,162
CenterPoint Energy Houston Electric LLC
3.95%, 03/01/48 (Call 09/01/47)	USD	9	7,523

78	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Total Return ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Electric (continued)
Series AD, 2.90%, 07/01/50 (Call 01/01/50)	USD	11	$7,552
Series AE, 2.35%, 04/01/31 (Call 01/01/31)	USD	9	7,677
Coentreprise de Transport d’Electricite SA, 3.75%, 01/17/36(d)	EUR	100	108,962
Commonwealth Edison Co.
3.65%, 06/15/46 (Call 12/15/45)	USD	10	7,822
4.00%, 03/01/49 (Call 09/01/48)	USD	9	7,436
5.30%, 02/01/53 (Call 08/01/52)	USD	7	7,055
Series 123, 3.75%, 08/15/47 (Call 02/15/47)	USD	10	7,927
Series 127, 3.20%, 11/15/49 (Call 05/15/49)	USD	11	7,837
Series 130, 3.13%, 03/15/51 (Call 09/15/50)	USD	11	7,634
Series 133, 3.85%, 03/15/52 (Call 09/15/51)	USD	10	7,936
Consolidated Edison Co. of New York Inc., 5.70%, 06/15/40	USD	17	17,456
Consumers Energy Co.
2.65%, 08/15/52 (Call 02/15/52)	USD	12	7,745
3.10%, 08/15/50 (Call 02/15/50)	USD	11	7,934
3.25%, 08/15/46 (Call 02/15/46)	USD	10	7,609
3.75%, 02/15/50 (Call 08/15/49)	USD	9	7,300
3.95%, 07/15/47 (Call 01/15/47)	USD	9	7,556
4.05%, 05/15/48 (Call 11/15/47)	USD	9	7,735
Dominion Energy South Carolina Inc., 6.25%, 10/15/53 (Call 04/15/53)	USD	8	9,104
DTE Electric Co.
3.70%, 06/01/46 (Call 12/01/45)	USD	14	11,161
Series B, 3.25%, 04/01/51 (Call 10/01/50)	USD	15	10,765
Duke Energy Carolinas LLC
3.20%, 08/15/49 (Call 02/15/49)	USD	30	21,438
3.45%, 04/15/51 (Call 10/15/50)	USD	16	11,864
3.70%, 12/01/47 (Call 06/01/47)	USD	16	12,422
3.88%, 03/15/46 (Call 09/15/45)	USD	25	20,068
3.95%, 03/15/48 (Call 09/15/47)	USD	25	20,292
5.35%, 01/15/53 (Call 07/15/52)	USD	8	8,045
5.40%, 01/15/54 (Call 07/15/53)	USD	36	36,426
Duke Energy Florida LLC
1.75%, 06/15/30 (Call 03/15/30)	USD	24	20,044
2.50%, 12/01/29 (Call 09/01/29)	USD	34	30,246
3.00%, 12/15/51 (Call 06/15/51)	USD	19	12,672
4.20%, 07/15/48 (Call 01/15/48)	USD	16	13,484
5.95%, 11/15/52 (Call 05/15/52)	USD	12	13,010
6.20%, 11/15/53 (Call 05/15/53)	USD	25	27,976
Duke Energy Ohio Inc., 5.65%, 04/01/53 (Call 10/01/52)	USD	7	7,240
Duke Energy Progress LLC
2.50%, 08/15/50 (Call 02/15/50)	USD	19	11,735
2.90%, 08/15/51 (Call 02/15/51)	USD	17	11,177
3.45%, 03/15/29 (Call 12/15/28)	USD	25	23,781
3.60%, 09/15/47 (Call 03/15/47)	USD	16	12,232
3.70%, 09/01/28 (Call 06/01/28)	USD	10	9,664
3.70%, 10/15/46 (Call 04/15/46)	USD	16	12,490
4.00%, 04/01/52 (Call 10/01/51)	USD	15	12,063
5.35%, 03/15/53 (Call 09/15/52)	USD	20	20,000
Edison International
4.13%, 03/15/28 (Call 12/15/27)	USD	20	19,400
5.25%, 11/15/28 (Call 10/15/28)	USD	28	28,267
5.75%, 06/15/27 (Call 04/15/27)	USD	48	49,049
6.95%, 11/15/29 (Call 09/15/29)	USD	47	51,048
EnBW International Finance BV, 3.85%, 05/23/30(d)	EUR	5	5,558
Entergy Arkansas LLC
5.15%, 01/15/33 (Call 10/15/32)	USD	7	7,143
5.30%, 09/15/33 (Call 06/15/33)	USD	7	7,185

Security		Par (000)	Value

Electric (continued)
Eversource Energy, Series O, 4.25%, 04/01/29 (Call 01/01/29)	USD	51	$49,116
FirstEnergy Transmission LLC, 4.55%, 04/01/49 (Call 10/01/48)(a)	USD	39	33,367
Florida Power & Light Co.
2.88%, 12/04/51 (Call 06/04/51)	USD	11	7,451
3.15%, 10/01/49 (Call 04/01/49)	USD	11	7,938
3.70%, 12/01/47 (Call 06/01/47)	USD	10	7,951
3.95%, 03/01/48 (Call 09/01/47)	USD	9	7,528
3.99%, 03/01/49 (Call 09/01/48)	USD	9	7,535
Georgia Power Co.
4.70%, 05/15/32 (Call 02/15/32)	USD	17	16,787
4.95%, 05/17/33 (Call 11/17/32)	USD	16	16,005
MidAmerican Energy Co.
5.30%, 02/01/55 (Call 08/01/54)	USD	10	10,143
5.85%, 09/15/54 (Call 03/15/54)	USD	18	19,673
Northern States Power Co./MN
2.60%, 06/01/51 (Call 12/01/50)	USD	16	10,242
2.90%, 03/01/50 (Call 09/01/49)	USD	17	11,652
3.20%, 04/01/52 (Call 10/01/51)	USD	36	25,912
3.60%, 05/15/46 (Call 11/15/45)	USD	16	12,523
4.50%, 06/01/52 (Call 12/01/51)	USD	29	26,183
5.10%, 05/15/53 (Call 11/15/52)	USD	12	11,895
NRG Energy Inc., 3.63%, 02/15/31 (Call 02/15/26)(a)	USD	24	20,586
Ohio Power Co.
4.00%, 06/01/49 (Call 12/01/48)	USD	21	16,758
4.15%, 04/01/48 (Call 10/01/47)	USD	20	16,350
5.00%, 06/01/33 (Call 03/01/33)	USD	18	18,040
Series P, 2.60%, 04/01/30 (Call 01/01/30)	USD	54	47,332
Series Q, 1.63%, 01/15/31 (Call 10/15/30)	USD	52	42,224
Series R, 2.90%, 10/01/51 (Call 04/01/51)	USD	57	37,535
Pacific Gas and Electric Co.
3.50%, 08/01/50 (Call 02/01/50)	USD	76	53,064
4.00%, 12/01/46 (Call 06/01/46)	USD	26	19,546
4.25%, 03/15/46 (Call 09/15/45)	USD	25	19,602
4.95%, 07/01/50 (Call 01/01/50)	USD	22	19,172
5.25%, 03/01/52 (Call 09/01/51)	USD	21	18,800
6.70%, 04/01/53 (Call 10/01/52)	USD	17	18,711
PECO Energy Co.
2.85%, 09/15/51 (Call 03/15/51)	USD	14	9,284
3.05%, 03/15/51 (Call 09/15/50)	USD	28	19,392
3.70%, 09/15/47 (Call 03/15/47)	USD	36	28,638
4.38%, 08/15/52 (Call 02/15/52)	USD	36	31,699
4.60%, 05/15/52 (Call 11/15/51)	USD	10	9,202
Public Service Co. of New Hampshire
3.60%, 07/01/49 (Call 01/01/49)	USD	22	17,113
5.15%, 01/15/53 (Call 07/15/52)	USD	17	16,934
Public Service Electric & Gas Co., 2.05%, 08/01/50 (Call 02/01/50)	USD	33	19,613
San Diego Gas & Electric Co.
3.70%, 03/15/52 (Call 09/15/51)	USD	10	7,698
5.35%, 04/01/53 (Call 10/01/52)	USD	8	8,003
Series RRR, 3.75%, 06/01/47 (Call 12/01/46)	USD	28	22,182
Series TTT, 4.10%, 06/15/49 (Call 12/15/48)	USD	9	7,467
Series UUU, 3.32%, 04/15/50 (Call 10/15/49)	USD	11	7,907
Southern California Edison Co.
2.25%, 06/01/30 (Call 03/01/30)	USD	45	38,727
2.75%, 02/01/32 (Call 11/01/31)	USD	15	12,888
2.85%, 08/01/29 (Call 05/01/29)	USD	47	42,860
5.20%, 06/01/34 (Call 03/01/34)	USD	30	30,227
5.63%, 02/01/36	USD	11	11,301

S C H E D U L E O F I N V E S T M E N T S	79

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Total Return ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Electric (continued)
5.65%, 10/01/28 (Call 09/01/28)	USD	47	$48,894
5.95%, 11/01/32 (Call 08/01/32)	USD	12	12,791
6.00%, 01/15/34	USD	11	11,796
Series 04-G, 5.75%, 04/01/35	USD	11	11,412
Series 05-B, 5.55%, 01/15/36	USD	11	11,089
Series G, 2.50%, 06/01/31 (Call 03/01/31)	USD	41	34,946
Union Electric Co., 5.45%, 03/15/53 (Call 09/15/52)	USD	13	13,162
Virginia Electric & Power Co.
4.00%, 01/15/43 (Call 07/15/42)	USD	23	19,563
4.45%, 02/15/44 (Call 08/15/43)	USD	9	7,972
Series B, 4.20%, 05/15/45 (Call 11/15/44)	USD	9	7,594
Series D, 4.65%, 08/15/43 (Call 02/15/43)	USD	8	7,274
Vistra Operations Co. LLC, 5.00%, 07/31/27 (Call 07/31/24)(a)	USD	16	15,501

			2,328,941

Entertainment — 0.1%
Caesars Entertainment Inc.
4.63%, 10/15/29 (Call 10/15/24)(a)	USD	11	10,055
6.25%, 07/01/25 (Call 07/01/24)(a)	USD	40	40,137
8.13%, 07/01/27 (Call 07/01/24)(a)	USD	39	40,024
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp., 5.63%, 09/01/29 (Call 09/01/24)(a)	USD	23	17,248
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.13%, 10/01/29 (Call 07/01/29)(a)	USD	16	15,115

			122,579

Environmental Control — 0.1%
Covanta Holding Corp., 4.88%, 12/01/29 (Call 12/01/24)(a)	USD	23	19,865
Republic Services Inc.
1.75%, 02/15/32 (Call 11/15/31)	USD	9	7,226
5.00%, 04/01/34 (Call 01/01/34)	USD	8	8,081
Waste Management Inc.
3.90%, 03/01/35 (Call 09/01/34)	USD	9	8,100
4.88%, 02/15/34 (Call 11/15/33)	USD	7	7,047

			50,319

Gas — 0.3%
Atmos Energy Corp., 6.20%, 11/15/53 (Call 05/15/53)	USD	16	18,310
CenterPoint Energy Resources Corp., 5.25%, 03/01/28 (Call 02/01/28)	USD	30	30,717
NiSource Inc.
3.49%, 05/15/27 (Call 02/15/27)	USD	79	76,108
5.25%, 03/30/28 (Call 02/29/28)	USD	76	77,522
5.40%, 06/30/33 (Call 03/30/33)	USD	54	55,358
ONE Gas Inc., 5.10%, 04/01/29 (Call 03/01/29)	USD	11	11,228
Piedmont Natural Gas Co. Inc., 2.50%, 03/15/31 (Call 12/15/30)	USD	20	16,996

			286,239

Health Care - Products — 0.3%
Agilent Technologies Inc., 2.30%, 03/12/31 (Call 12/12/30)	USD	11	9,418
Bausch & Lomb Escrow Corp., 8.38%, 10/01/28 (Call 10/01/25)(a)	USD	38	39,428
HCA Inc., 3.13%, 03/15/27 (Call 02/15/27)	USD	29	27,571
Medline Borrower LP, 3.88%, 04/01/29 (Call 10/01/24)(a)	USD	62	56,135

Security		Par (000)	Value

Health Care - Products (continued)
Thermo Fisher Scientific Inc.
5.09%, 08/10/33 (Call 05/10/33)	USD	66	$68,221
5.20%, 01/31/34 (Call 10/31/33)	USD	21	21,844

			222,617

Health Care - Services — 0.6%
CHS/Community Health Systems Inc., 5.63%, 03/15/27 (Call 12/15/24)(a)	USD	35	32,333
Elevance Health Inc.
3.13%, 05/15/50 (Call 11/15/49)	USD	31	21,891
3.60%, 03/15/51 (Call 09/15/50)	USD	10	7,730
4.85%, 08/15/54 (Call 02/15/54)	USD	9	7,880
HCA Inc.
3.50%, 09/01/30 (Call 03/01/30)	USD	171	155,159
5.25%, 04/15/25	USD	23	22,975
5.25%, 06/15/26 (Call 12/15/25)	USD	42	42,120
5.38%, 09/01/26 (Call 03/01/26)	USD	23	23,123
5.88%, 02/15/26 (Call 08/15/25)	USD	17	17,161
Molina Healthcare Inc., 4.38%, 06/15/28 (Call 01/29/24)(a)	USD	16	14,998
Tenet Healthcare Corp., 4.63%, 06/15/28 (Call 06/15/24)	USD	16	15,173
UnitedHealth Group Inc.
2.90%, 05/15/50 (Call 11/15/49)	USD	11	7,645
3.13%, 05/15/60 (Call 11/15/59)	USD	33	22,838
3.25%, 05/15/51 (Call 11/15/50)	USD	10	7,337
3.70%, 08/15/49 (Call 02/15/49)	USD	10	8,008
3.75%, 10/15/47 (Call 04/15/47)	USD	9	7,334
3.88%, 08/15/59 (Call 02/15/59)	USD	9	7,215
4.20%, 01/15/47 (Call 07/15/46)	USD	9	7,942
4.25%, 04/15/47 (Call 10/15/46)	USD	9	7,971
4.25%, 06/15/48 (Call 12/15/47)	USD	9	7,943
4.45%, 12/15/48 (Call 06/15/48)	USD	8	7,261
4.75%, 05/15/52 (Call 11/15/51)	USD	8	7,577
5.20%, 04/15/63 (Call 10/15/62)	USD	8	8,018
6.05%, 02/15/63 (Call 08/15/62)	USD	7	7,990

			475,622

Home Builders — 0.0%
Taylor Morrison Communities Inc., 5.75%, 01/15/28 (Call 10/15/27)(a)	USD	15	14,891

Insurance — 0.1%
Aon Corp./Aon Global Holdings PLC
2.60%, 12/02/31 (Call 09/02/31)	USD	11	9,333
5.00%, 09/12/32 (Call 06/12/32)	USD	8	8,006
5.35%, 02/28/33 (Call 11/28/32)	USD	8	8,177
Hartford Financial Services Group Inc. (The), 2.90%, 09/15/51 (Call 03/15/51)	USD	12	7,973
Marsh & McLennan Companies Inc., 5.70%, 09/15/53 (Call 03/15/53)	USD	20	21,525

			55,014

Internet — 0.0%
Meta Platforms Inc.
4.65%, 08/15/62 (Call 02/15/62)	USD	19	17,419
5.75%, 05/15/63 (Call 11/15/62)	USD	17	18,437

			35,856

Iron & Steel — 0.1%
Cleveland-Cliffs Inc., 6.75%, 04/15/30 (Call 04/15/26)(a)	USD	23	23,201

80	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Total Return ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Iron & Steel (continued)
Mineral Resources Ltd., 9.25%, 10/01/28 (Call 10/01/25)(a)	USD	23	$24,294

			47,495

Lodging — 0.1%
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc, 4.88%, 07/01/31 (Call 07/01/26)(a)	USD	18	15,963
MGM Resorts International
4.75%, 10/15/28 (Call 07/15/28)	USD	16	15,159
5.75%, 06/15/25 (Call 03/15/25)	USD	27	27,009

			58,131

Machinery — 0.0%
Otis Worldwide Corp., 5.25%, 08/16/28 (Call 07/16/28)	USD	25	25,566

Manufacturing — 0.1%
Textron Inc.
2.45%, 03/15/31 (Call 12/15/30)	USD	21	17,877
3.00%, 06/01/30 (Call 03/01/30)	USD	33	29,597
3.90%, 09/17/29 (Call 06/17/29)	USD	34	32,424

			79,898

Media — 0.8%
AMC Networks Inc., 4.25%, 02/15/29 (Call 02/15/24)	USD	54	41,538
CCO Holdings LLC/CCO Holdings Capital Corp.
4.25%, 02/01/31 (Call 07/01/25)(a)	USD	35	29,594
5.00%, 02/01/28 (Call 08/01/24)(a)	USD	34	31,954
Charter Communications Operating LLC/Charter
Communications Operating Capital
3.70%, 04/01/51 (Call 10/01/50)	USD	68	43,388
3.90%, 06/01/52 (Call 12/01/51)	USD	80	52,568
4.80%, 03/01/50 (Call 09/01/49)	USD	43	32,827
5.38%, 05/01/47 (Call 11/01/46)	USD	26	21,765
5.75%, 04/01/48 (Call 10/01/47)	USD	25	21,796
Comcast Corp.
1.50%, 02/15/31 (Call 11/15/30)	USD	9	7,327
1.95%, 01/15/31 (Call 10/15/30)	USD	9	7,547
2.45%, 08/15/52 (Call 02/15/52)	USD	12	7,265
2.65%, 02/01/30 (Call 11/01/29)	USD	8	7,195
2.80%, 01/15/51 (Call 07/15/50)	USD	11	7,202
2.89%, 11/01/51 (Call 05/01/51)	USD	12	7,944
2.94%, 11/01/56 (Call 05/01/56)	USD	12	7,755
2.99%, 11/01/63 (Call 05/01/63)	USD	15	9,475
3.40%, 04/01/30 (Call 01/01/30)	USD	17	15,844
3.45%, 02/01/50 (Call 08/01/49)	USD	10	7,530
3.75%, 04/01/40 (Call 10/01/39)	USD	21	17,986
3.97%, 11/01/47 (Call 05/01/47)	USD	9	7,448
4.00%, 03/01/48 (Call 09/01/47)	USD	9	7,466
4.00%, 11/01/49 (Call 05/01/49)	USD	9	7,437
4.05%, 11/01/52 (Call 05/01/52)	USD	9	7,470
4.20%, 08/15/34 (Call 02/15/34)	USD	8	7,616
4.25%, 10/15/30 (Call 07/15/30)	USD	16	15,659
4.25%, 01/15/33	USD	9	8,655
4.40%, 08/15/35 (Call 02/25/35)	USD	8	7,679
4.65%, 02/15/33 (Call 11/15/32)	USD	8	7,984
4.80%, 05/15/33 (Call 02/15/33)	USD	8	8,023
5.35%, 05/15/53 (Call 11/15/52)	USD	8	8,154
5.50%, 05/15/64 (Call 11/15/63)	USD	8	8,250
Directv Financing LLC/Directv Financing Co-Obligor Inc., 5.88%, 08/15/27 (Call 08/15/24)(a)	USD	97	92,217

Security		Par (000)	Value

Media (continued)
FactSet Research Systems Inc., 3.45%, 03/01/32 (Call 12/01/31)	USD	70	$62,437
Paramount Global
4.60%, 01/15/45 (Call 07/15/44)	USD	5	3,814
4.90%, 08/15/44 (Call 02/15/44)	USD	5	3,956
5.85%, 09/01/43 (Call 03/01/43)	USD	20	17,774
Univision Communications Inc., 7.38%, 06/30/30 (Call 06/30/25)(a)	USD	25	24,510

			685,049

Mining — 0.1%
FMG Resources August 2006 Pty. Ltd., 4.50%, 09/15/27 (Call 06/15/27)(a)	USD	16	15,383
Glencore Funding LLC, 6.38%, 10/06/30 (Call 08/06/30)(a)	USD	71	76,071
Newmont Corp.
2.25%, 10/01/30 (Call 07/01/30)	USD	15	12,850
2.80%, 10/01/29 (Call 07/01/29)	USD	15	13,593

			117,897

Oil & Gas — 1.4%
Apache Corp.
4.75%, 04/15/43 (Call 10/15/42)	USD	31	24,392
5.10%, 09/01/40 (Call 03/01/40)	USD	15	12,866
5.25%, 02/01/42 (Call 08/01/41)	USD	15	12,548
BP Capital Markets PLC, 2.82%, 04/07/32(d)	EUR	100	103,893
Civitas Resources Inc., 8.38%, 07/01/28 (Call 07/01/25)(a)	USD	33	34,706
Comstock Resources Inc., 6.75%, 03/01/29 (Call 03/01/24)(a)	USD	23	21,120
Devon Energy Corp.
5.25%, 10/15/27 (Call 10/15/24)	USD	19	19,132
5.85%, 12/15/25 (Call 09/15/25)	USD	32	32,363
5.88%, 06/15/28 (Call 06/15/24)	USD	33	33,302
Diamondback Energy Inc.
3.13%, 03/24/31 (Call 12/24/30)	USD	243	215,679
3.25%, 12/01/26 (Call 10/01/26)	USD	61	59,041
3.50%, 12/01/29 (Call 09/01/29)	USD	150	139,353
EQT Corp.
3.63%, 05/15/31 (Call 11/15/30)(a)	USD	52	46,331
3.90%, 10/01/27 (Call 07/01/27)	USD	175	167,284
5.00%, 01/15/29 (Call 07/15/28)	USD	54	53,315
7.00%, 02/01/30 (Call 11/01/29)	USD	39	41,817
Hilcorp Energy I LP/Hilcorp Finance Co., 6.00%, 02/01/31 (Call 02/01/26)(a)	USD	16	15,361
Ovintiv Inc., 5.65%, 05/15/25	USD	79	79,381
SM Energy Co., 6.63%, 01/15/27 (Call 01/15/25)	USD	15	14,930
Southwestern Energy Co., 5.38%, 03/15/30 (Call 03/15/25)	USD	16	15,462

			1,142,276

Packaging & Containers — 0.1%
Amcor Finance USA Inc., 5.63%, 05/26/33 (Call 02/26/33)	USD	7	7,254
Berry Global Inc., 1.65%, 01/15/27 (Call 12/15/26)	USD	11	9,934
Mauser Packaging Solutions Holding Co., 7.88%, 08/15/26 (Call 08/15/24)(a)	USD	60	60,627
Owens-Brockway Glass Container Inc., 7.25%, 05/15/31 (Call 05/15/26)(a)	USD	35	35,177

			112,992

Pharmaceuticals — 0.5%
AbbVie Inc.
4.30%, 05/14/36 (Call 11/14/35)	USD	9	8,586

S C H E D U L E O F I N V E S T M E N T S	81

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Total Return ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Pharmaceuticals (continued)
4.50%, 05/14/35 (Call 11/14/34)	USD	55	$53,677
4.55%, 03/15/35 (Call 09/15/34)	USD	64	62,686
CVS Health Corp.
2.70%, 08/21/40 (Call 02/21/40)	USD	13	9,156
4.13%, 04/01/40 (Call 10/01/39)	USD	11	9,342
4.25%, 04/01/50 (Call 10/01/49)	USD	9	7,402
4.78%, 03/25/38 (Call 09/25/37)	USD	10	9,381
5.05%, 03/25/48 (Call 09/25/47)	USD	8	7,335
5.13%, 07/20/45 (Call 01/20/45)	USD	10	9,377
5.63%, 02/21/53 (Call 08/21/52)	USD	8	7,966
5.88%, 06/01/53 (Call 12/01/52)	USD	7	7,220
6.13%, 09/15/39	USD	9	9,503
Pfizer Inc.
4.00%, 03/15/49 (Call 09/15/48)	USD	29	24,809
4.13%, 12/15/46	USD	31	27,340
4.20%, 09/15/48 (Call 03/15/48)	USD	31	27,377
Pfizer Investment Enterprises Pte Ltd.
4.75%, 05/19/33 (Call 02/19/33)	USD	82	81,898
5.30%, 05/19/53 (Call 11/19/52)	USD	28	28,469

			391,524

Pipelines — 3.7%
Cameron LNG LLC
3.30%, 01/15/35 (Call 09/15/34)(a)	USD	69	58,617
3.40%, 01/15/38 (Call 07/15/37)(a)	USD	69	57,040
Cheniere Corpus Christi Holdings LLC
2.74%, 12/31/39 (Call 07/04/39)	USD	32	25,546
3.70%, 11/15/29 (Call 05/18/29)	USD	126	118,645
5.13%, 06/30/27 (Call 01/01/27)	USD	83	83,406
5.88%, 03/31/25 (Call 10/02/24)	USD	222	222,612
Cheniere Energy Partners LP
3.25%, 01/31/32 (Call 01/31/27)	USD	172	146,011
4.00%, 03/01/31 (Call 03/01/26)	USD	70	63,507
4.50%, 10/01/29 (Call 10/01/24)	USD	96	91,582
DT Midstream Inc., 4.13%, 06/15/29 (Call 06/15/24)(a)	USD	17	15,619
Energy Transfer LP
5.15%, 03/15/45 (Call 09/15/44)	USD	20	18,356
5.30%, 04/15/47 (Call 10/15/46)	USD	7	6,438
5.40%, 10/01/47 (Call 04/01/47)	USD	9	8,368
5.55%, 02/15/28 (Call 01/15/28)	USD	83	84,461
6.00%, 06/15/48 (Call 12/15/47)	USD	34	34,220
6.10%, 12/01/28 (Call 11/01/28)	USD	24	25,081
6.13%, 12/15/45 (Call 06/15/45)	USD	35	35,714
6.25%, 04/15/49 (Call 10/15/48)	USD	11	11,414
7.38%, 02/01/31 (Call 02/01/26)(a)	USD	80	84,091
Kinder Morgan Energy Partners LP, 5.80%, 03/15/35	USD	7	7,145
Kinder Morgan Inc.
4.30%, 03/01/28 (Call 12/01/27)	USD	77	75,463
5.00%, 02/01/29 (Call 01/01/29)	USD	70	70,181
5.30%, 12/01/34 (Call 06/01/34)	USD	8	7,935
Magellan Midstream Partners LP
3.95%, 03/01/50 (Call 09/01/49)	USD	17	12,857
4.25%, 09/15/46 (Call 03/15/46)	USD	10	8,081
4.85%, 02/01/49 (Call 08/01/48)	USD	9	7,913
NGPL PipeCo LLC
3.25%, 07/15/31 (Call 04/15/31)(a)	USD	151	130,939
4.88%, 08/15/27 (Call 02/15/27)(a)	USD	71	69,755
Northwest Pipeline LLC, 4.00%, 04/01/27 (Call 01/01/27)	USD	160	156,647
ONEOK Inc.
4.45%, 09/01/49 (Call 03/01/49)	USD	9	7,394

Security		Par (000)	Value

Pipelines (continued)
4.50%, 03/15/50 (Call 09/15/49)	USD	9	$7,425
4.95%, 07/13/47 (Call 01/06/47)	USD	8	7,164
Sabine Pass Liquefaction LLC
5.00%, 03/15/27 (Call 09/15/26)	USD	146	146,379
5.63%, 03/01/25 (Call 12/01/24)	USD	250	250,451
5.88%, 06/30/26 (Call 12/31/25)	USD	123	125,129
5.90%, 09/15/37 (Call 03/15/37)	USD	71	74,439
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., 6.00%, 03/01/27 (Call 03/01/24)(a)	USD	16	15,740
Targa Resources Corp.
4.20%, 02/01/33 (Call 12/01/32)	USD	31	28,378
6.15%, 03/01/29 (Call 02/01/29)	USD	67	70,021
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
4.00%, 01/15/32 (Call 07/15/26)	USD	38	34,250
4.88%, 02/01/31 (Call 02/01/26)	USD	66	63,294
5.50%, 03/01/30 (Call 03/01/25)	USD	81	80,614
Texas Eastern Transmission LP
3.50%, 01/15/28 (Call 10/15/27)(a)	USD	164	155,485
7.00%, 07/15/32	USD	48	53,555
Transcontinental Gas Pipe Line Co. LLC
3.95%, 05/15/50 (Call 11/15/49)	USD	29	23,384
4.00%, 03/15/28 (Call 12/15/27)	USD	47	45,717
4.60%, 03/15/48 (Call 09/15/47)	USD	55	49,474
7.85%, 02/01/26 (Call 11/01/25)	USD	10	10,488
Venture Global Calcasieu Pass LLC
3.88%, 08/15/29 (Call 02/15/29)(a)	USD	17	15,194
4.13%, 08/15/31 (Call 02/15/31)(a)	USD	27	23,877

			3,025,496

Real Estate Investment Trusts — 1.5%
American Tower Corp.
1.88%, 10/15/30 (Call 07/15/30)	USD	29	23,773
2.10%, 06/15/30 (Call 03/15/30)	USD	29	24,357
2.30%, 09/15/31 (Call 06/15/31)	USD	17	14,063
2.70%, 04/15/31 (Call 01/15/31)	USD	27	23,142
2.90%, 01/15/30 (Call 10/15/29)	USD	29	25,811
3.80%, 08/15/29 (Call 05/15/29)	USD	29	27,362
Crown Castle Inc.
2.25%, 01/15/31 (Call 10/15/30)	USD	30	24,790
2.50%, 07/15/31 (Call 04/15/31)	USD	29	24,167
3.10%, 11/15/29 (Call 08/15/29)	USD	31	27,789
3.30%, 07/01/30 (Call 04/01/30)	USD	92	82,203
Equinix Inc.
2.15%, 07/15/30 (Call 04/15/30)	USD	10	8,447
2.50%, 05/15/31 (Call 02/15/31)	USD	10	8,494
3.20%, 11/18/29 (Call 08/18/29)	USD	9	8,229
Extra Space Storage LP, 5.90%, 01/15/31 (Call 11/15/30)	USD	9	9,357
GLP Capital LP/GLP Financing II Inc.
3.25%, 01/15/32 (Call 10/15/31)	USD	30	25,230
4.00%, 01/15/30 (Call 10/17/29)	USD	52	47,382
4.00%, 01/15/31 (Call 10/15/30)	USD	47	41,816
5.75%, 06/01/28 (Call 03/03/28)	USD	85	85,578
6.75%, 12/01/33 (Call 09/01/33)	USD	40	42,572
Iron Mountain Inc., 4.50%, 02/15/31 (Call 02/15/26)(a)	USD	17	15,243
NNN REIT Inc.
3.00%, 04/15/52 (Call 10/15/51)	USD	12	7,871
3.10%, 04/15/50 (Call 10/15/49)	USD	12	7,923
3.50%, 04/15/51 (Call 01/15/50)	USD	22	16,157
4.80%, 10/15/48 (Call 04/25/48)	USD	9	7,968

82	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Total Return ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Real Estate Investment Trusts (continued)
Realty Income Corp.
3.10%, 12/15/29 (Call 09/15/29)	USD	8	$7,326
3.25%, 06/15/29 (Call 03/15/29)	USD	8	7,434
3.25%, 01/15/31 (Call 10/15/30)	USD	8	7,210
4.85%, 03/15/30 (Call 01/15/30)	USD	8	7,998
Service Properties Trust
4.75%, 10/01/26 (Call 08/01/26)	USD	16	14,844
5.50%, 12/15/27 (Call 09/15/27)	USD	17	15,991
VICI Properties LP, 4.75%, 02/15/28 (Call 01/15/28)	USD	75	73,437
VICI Properties LP/VICI Note Co. Inc.
3.88%, 02/15/29 (Call 11/15/28)(a)	USD	28	25,743
4.13%, 08/15/30 (Call 02/15/25)(a)	USD	136	123,768
4.50%, 01/15/28 (Call 10/15/27)(a)	USD	32	30,589
4.63%, 12/01/29 (Call 12/01/24)(a)	USD	57	53,940
5.75%, 02/01/27 (Call 11/01/26)(a)	USD	209	208,492

			1,206,496

Retail — 0.1%
Lowe’s Companies Inc.
1.70%, 10/15/30 (Call 07/15/30)	USD	13	10,780
2.63%, 04/01/31 (Call 01/01/31)	USD	26	22,615
2.80%, 09/15/41 (Call 03/15/41)	USD	29	21,246
4.25%, 09/15/44 (Call 03/15/44)	USD	10	8,238
4.38%, 09/15/45 (Call 03/15/45)	USD	9	7,844
4.50%, 04/15/30 (Call 01/15/30)	USD	12	11,919
4.65%, 04/15/42 (Call 10/15/41)	USD	9	8,373
5.80%, 10/15/36	USD	8	8,395

			99,410

Semiconductors — 0.3%
Broadcom Inc.
2.60%, 02/15/33 (Call 11/15/32)(a)	USD	57	46,822
3.14%, 11/15/35 (Call 08/15/35)(a)	USD	19	15,618
3.19%, 11/15/36 (Call 08/15/36)(a)	USD	32	25,995
3.42%, 04/15/33 (Call 01/15/33)(a)	USD	19	16,685
3.47%, 04/15/34 (Call 01/15/34)(a)	USD	29	25,189
Intel Corp., 3.05%, 08/12/51 (Call 02/12/51)	USD	12	8,301
KLA Corp.
3.30%, 03/01/50 (Call 08/28/49)	USD	21	15,684
5.00%, 03/15/49 (Call 09/15/48)	USD	8	7,862
5.25%, 07/15/62 (Call 01/15/62)	USD	14	14,224
NXP BV/NXP Funding LLC/NXP USA Inc., 2.50%, 05/11/31 (Call 02/11/31)	USD	33	27,657
Texas Instruments Inc., 2.70%, 09/15/51 (Call 03/15/51)	USD	12	7,960

			211,997

Shipbuilding — 0.2%
Huntington Ingalls Industries Inc.
2.04%, 08/16/28 (Call 06/16/28)	USD	26	22,931
3.48%, 12/01/27 (Call 09/01/27)	USD	87	82,413
4.20%, 05/01/30 (Call 02/01/30)	USD	46	43,957

			149,301

Software — 0.5%
Autodesk Inc., 2.40%, 12/15/31 (Call 09/15/31)	USD	9	7,619
Cloud Software Group Inc., 6.50%, 03/31/29 (Call 09/30/25)(a)	USD	98	91,506
MSCI Inc.
3.63%, 09/01/30 (Call 03/01/25)(a)	USD	41	36,816
3.63%, 11/01/31 (Call 11/01/26)(a)	USD	38	33,366
Oracle Corp.
3.60%, 04/01/40 (Call 10/01/39)	USD	20	15,994
3.60%, 04/01/50 (Call 10/01/49)	USD	25	18,397

Security		Par (000)	Value

Software (continued)
3.65%, 03/25/41 (Call 09/25/40)	USD	52	$41,380
3.80%, 11/15/37 (Call 05/15/37)	USD	20	17,072
3.85%, 07/15/36 (Call 01/15/36)	USD	9	7,848
3.95%, 03/25/51 (Call 09/25/50)	USD	10	7,769
4.00%, 07/15/46 (Call 01/15/46)	USD	13	10,489
4.13%, 05/15/45 (Call 11/15/44)	USD	32	26,287
4.38%, 05/15/55 (Call 11/15/54)	USD	22	18,122
4.50%, 07/08/44 (Call 01/08/44)	USD	18	15,681
5.38%, 07/15/40	USD	17	16,792
5.55%, 02/06/53 (Call 08/06/52)	USD	10	9,938

			375,076

Telecommunications — 1.6%
AT&T Inc.
3.50%, 09/15/53 (Call 03/15/53)	USD	34	24,282
3.50%, 02/01/61 (Call 08/01/60)	USD	24	16,596
3.55%, 09/15/55 (Call 03/15/55)	USD	30	21,374
3.65%, 06/01/51 (Call 12/01/50)	USD	36	26,847
3.65%, 09/15/59 (Call 03/15/59)	USD	68	47,994
3.80%, 12/01/57 (Call 06/01/57)	USD	30	22,088
3.85%, 06/01/60 (Call 12/01/59)	USD	21	15,473
4.75%, 05/15/46 (Call 11/15/45)	USD	21	19,009
5.40%, 02/15/34 (Call 11/15/33)	USD	90	92,322
5.45%, 03/01/47 (Call 09/01/46)	USD	36	35,889
Frontier Communications Holdings LLC
5.00%, 05/01/28 (Call 05/01/24)(a)	USD	29	26,763
5.88%, 10/15/27 (Call 10/15/24)(a)	USD	35	33,664
Motorola Solutions Inc., 5.60%, 06/01/32 (Call 03/01/32)	USD	45	46,261
Sprint LLC, 7.63%, 03/01/26 (Call 11/01/25)	USD	253	264,029
T-Mobile USA Inc.
2.25%, 11/15/31 (Call 08/15/31)	USD	13	10,770
2.55%, 02/15/31 (Call 11/15/30)	USD	12	10,289
2.88%, 02/15/31 (Call 02/15/26)	USD	17	14,873
3.50%, 04/15/31 (Call 04/15/26)	USD	12	10,930
3.88%, 04/15/30 (Call 01/15/30)	USD	88	83,222
5.05%, 07/15/33 (Call 04/15/33)	USD	63	63,073
5.15%, 04/15/34 (Call 01/15/34)	USD	22	22,165
Verizon Communications Inc.
2.36%, 03/15/32 (Call 12/15/31)	USD	223	185,197
2.55%, 03/21/31 (Call 12/21/30)	USD	155	133,239
3.00%, 11/20/60 (Call 05/20/60)	USD	15	9,501
4.40%, 11/01/34 (Call 05/01/34)	USD	21	20,040
5.85%, 09/15/35	USD	33	35,274

			1,291,164

Transportation — 0.4%
Burlington Northern Santa Fe LLC
2.88%, 06/15/52 (Call 12/15/51)	USD	11	7,523
3.05%, 02/15/51 (Call 08/15/50)	USD	11	7,833
3.30%, 09/15/51 (Call 03/15/51)	USD	10	7,490
4.05%, 06/15/48 (Call 12/15/47)	USD	9	7,744
4.13%, 06/15/47 (Call 12/15/46)	USD	9	7,796
4.15%, 04/01/45 (Call 10/01/44)	USD	22	19,344
5.20%, 04/15/54 (Call 10/15/53)	USD	15	15,288
CSX Corp.
4.25%, 11/01/66 (Call 05/01/66)	USD	12	10,024
4.50%, 11/15/52 (Call 05/15/52)	USD	27	24,593
4.65%, 03/01/68 (Call 09/01/67)	USD	20	18,032
Norfolk Southern Corp.
2.90%, 08/25/51 (Call 02/25/51)	USD	11	7,348
3.05%, 05/15/50 (Call 11/15/49)	USD	11	7,635

S C H E D U L E O F I N V E S T M E N T S	83

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Total Return ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Transportation (continued)
3.16%, 05/15/55 (Call 11/15/54)	USD	11	$7,566
3.40%, 11/01/49 (Call 05/01/49)	USD	10	7,399
3.70%, 03/15/53 (Call 09/15/52)	USD	10	7,785
4.05%, 08/15/52 (Call 02/15/52)	USD	9	7,511
4.10%, 05/15/49 (Call 11/15/48)	USD	9	7,491
4.65%, 01/15/46 (Call 07/15/45)	USD	34	31,346
5.35%, 08/01/54 (Call 02/01/54)	USD	7	7,138
Ryder System Inc.
5.25%, 06/01/28 (Call 05/01/28)	USD	13	13,224
5.65%, 03/01/28 (Call 02/01/28)	USD	8	8,238
Union Pacific Corp.
2.97%, 09/16/62 (Call 03/16/62)	USD	12	7,831
3.55%, 05/20/61 (Call 11/20/60)	USD	10	7,451
3.75%, 02/05/70 (Call 08/05/69)	USD	10	7,635
3.80%, 04/06/71 (Call 10/06/70)	USD	10	7,714
3.84%, 03/20/60 (Call 09/20/59)	USD	25	19,949
3.95%, 08/15/59 (Call 02/15/59)	USD	23	18,716
4.10%, 09/15/67 (Call 03/15/67)	USD	9	7,375
4.38%, 11/15/65 (Call 05/15/65)	USD	10	8,254
5.15%, 01/20/63 (Call 07/20/62)	USD	8	7,999

			331,272

Total Corporate Bonds & Notes — 25.9% (Cost: $20,902,628)			21,190,199

Foreign Government Obligations

Brazil — 0.3%
Brazilian Government International Bond, 6.13%, 03/15/34	USD	210	207,942

Free of Tax — 0.2%
European Union, 2.50%, 10/04/52(d)	EUR	170	158,482

Indonesia — 0.2%
Indonesia Government International Bond, 2.85%, 02/14/30	USD	200	179,022

Mexico — 0.5%
Mexican Bonos
8.50%, 03/01/29	MXN	15	84,727
Series M 20, 8.50%, 05/31/29	MXN	30	169,999
Mexico Government International Bond, 2.66%, 05/24/31 (Call 02/24/31)	USD	220	184,800

			439,526

Panama — 0.2%
Panama Government International Bond, 3.88%, 03/17/28 (Call 12/17/27)	USD	200	182,600

Peru — 0.0%
Peruvian Government International Bond, 3.55%, 03/10/51 (Call 09/10/50)	USD	50	36,450

Philippines — 0.2%
Philippine Government International Bond, 3.00%, 02/01/28	USD	200	187,772

Uruguay — 0.1%
Uruguay Government International Bond, 5.10%, 06/18/50	USD	50	48,645

Total Foreign Government Obligations — 1.7% (Cost: $1,440,049)			1,440,439

Security	Par (000)	Value

Municipal Debt Obligations

California — 0.3%
Bay Area Toll Authority RB BAB, Series S-1, 7.04%, 04/01/50	$30	$37,113
Los Angeles Unified School District/CA GO BAB, Series RY, 6.76%, 07/01/34	40	45,203
State of California GO, 4.60%, 04/01/38 (Call 04/01/28)	130	125,881
University of California RB, Series AD, 4.86%, 05/15/12	20	18,754

		226,951

Illinois — 0.1%
State of Illinois GO, 5.10%, 06/01/33	70	69,431

Louisiana — 0.1%
Louisiana Local Government Environmental Facilities & Community Development Authority RB, 4.15%, 02/01/33	70	68,379

New Jersey — 0.0%
New Jersey State Turnpike Authority RB BAB, Series F, 7.41%, 01/01/40	20	24,831

New York — 0.1%
Metropolitan Transportation Authority RB BAB, Series A, 5.87%, 11/15/39	20	21,039
New York City Municipal Water Finance Authority RB 5.88%, 06/15/44	20	22,236
6.01%, 06/15/42	10	11,185
Port Authority of New York & New Jersey RB, Series 168, 4.93%, 10/01/51	30	29,742

		84,202

Texas — 0.0%
City of San Antonio Texas Electric & Gas Systems Revenue RB BAB, 5.81%, 02/01/41	20	21,321
State of Texas GO BAB, 5.52%, 04/01/39	30	32,248

		53,569

Total Municipal Debt Obligations — 0.6% (Cost: $520,293)		527,363

U.S. Government & Agency Obligations

Mortgage-Backed Securities — 35.0%
Federal Home Loan Mortgage Corp., 4.50%, 07/01/47	164	161,994
Government National Mortgage Association
2.00%, 08/20/51	299	249,389
2.00%, 02/20/54(e)	789	656,994
2.50%, 11/20/51	211	182,526
2.50%, 04/20/52	258	223,232
2.50%, 02/20/54(e)	638	551,557
3.00%, 06/20/50	69	62,372
3.00%, 11/20/51	161	144,045
3.00%, 02/20/54(e)	580	518,058
3.50%, 03/20/44	135	126,921
3.50%, 03/20/47	42	38,848
3.50%, 02/20/54(e)	429	395,717
4.00%, 07/20/43	31	29,729
4.00%, 02/20/48	85	81,448
4.00%, 02/20/54(e)	303	287,843
4.50%, 01/20/41	30	29,502

84	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Total Return ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
4.50%, 09/20/48	$68	$66,800
4.50%, 02/20/54(e)	255	248,261
5.00%, 02/20/54(e)	331	328,799
5.50%, 02/20/54(e)	268	269,714
6.00%, 02/20/54(e)	209	212,188
6.50%, 02/20/54(e)	172	175,800
Uniform Mortgage-Backed Securities
1.50%, 02/15/39(e)	603	527,197
1.50%, 01/01/51	70	53,994
1.50%, 02/01/51	60	46,165
1.50%, 03/01/51	40	30,492
1.50%, 06/01/51	30	23,096
1.50%, 02/13/54(e)	436	334,612
2.00%, 12/01/35	203	183,084
2.00%, 05/01/36	153	138,728
2.00%, 03/01/37	154	139,026
2.00%, 02/15/39(e)	275	246,789
2.00%, 01/01/42	170	145,202
2.00%, 02/01/42	170	144,424
2.00%, 09/01/50	779	635,133
2.00%, 11/01/50	524	427,596
2.00%, 01/01/51	875	709,657
2.00%, 10/01/51	716	579,124
2.00%, 05/01/52	598	482,995
2.00%, 02/13/54(e)	1,031	831,201
2.50%, 02/01/35	107	101,567
2.50%, 05/01/35	80	74,472
2.50%, 02/01/36	41	37,676
2.50%, 07/01/36	40	37,237
2.50%, 02/15/39(e)	142	130,762
2.50%, 11/01/51	907	772,962
2.50%, 01/01/52	518	441,673
2.50%, 03/01/52	649	551,726
2.50%, 05/01/52	520	443,288
2.50%, 02/13/54(e)	803	675,192
3.00%, 02/01/29	35	33,823
3.00%, 11/01/34	35	33,521
3.00%, 06/01/37	35	33,631
3.00%, 07/01/37	36	33,920
3.00%, 02/15/39(e)	95	89,448
3.00%, 09/01/46	311	279,672
3.00%, 11/01/50	233	208,245
3.00%, 12/01/50	389	346,910
3.00%, 12/01/51	313	278,546
3.00%, 01/01/52	312	275,657
3.00%, 02/13/54(e)	381	333,435
3.50%, 01/01/34	27	26,018
3.50%, 04/01/37	14	13,854
3.50%, 06/01/37	7	6,537
3.50%, 02/15/39(e)	34	32,687
3.50%, 02/01/45	131	121,420
3.50%, 02/01/47	47	43,712
3.50%, 05/01/47	11	10,147
3.50%, 10/01/47	72	67,062
3.50%, 03/01/50	565	519,377
3.50%, 02/01/51	40	37,502
3.50%, 08/01/52	48	44,203
3.50%, 02/13/54(e)	440	400,433
3.50%, 03/13/54(e)	200	182,109
4.00%, 02/15/39(e)	38	37,155
4.00%, 10/01/47	193	183,945

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
4.00%, 12/01/48	$108	$103,267
4.00%, 03/01/50	569	544,411
4.00%, 11/01/50	92	88,437
4.00%, 04/01/53	15	14,461
4.00%, 02/13/54(e)	184	172,750
4.00%, 03/13/54(e)	178	168,051
4.50%, 02/15/39(e)	66	65,517
4.50%, 07/01/48	135	132,595
4.50%, 12/01/48	166	163,316
4.50%, 09/01/49	67	66,175
4.50%, 10/01/50	134	131,491
4.50%, 02/13/54(e)	2,041	1,973,232
4.50%, 03/13/54(e)	400	386,859
5.00%, 07/01/47	49	49,160
5.00%, 06/01/50	73	73,372
5.00%, 07/01/53	172	169,855
5.00%, 08/01/53	97	96,234
5.00%, 11/01/53	98	96,582
5.00%, 02/13/54(e)	2,412	2,380,405
5.50%, 07/01/53	420	422,113
5.50%, 08/01/53	10	9,935
5.50%, 02/13/54(e)	2,711	2,718,717
6.00%, 05/01/53	102	102,999
6.00%, 08/01/53	99	100,476
6.00%, 11/01/53	264	267,958
6.00%, 02/13/54(e)	39	39,534
6.50%, 10/01/53	168	171,992
6.50%, 02/13/54(e)	262	268,200

		28,637,870

U.S. Government Obligations — 33.4%
U.S. Treasury Inflation-Indexed Bonds, 1.38%, 07/15/33	162	157,610
U.S. Treasury Note/Bond
0.25%, 06/30/25	583	549,774
0.25%, 07/31/25	611	574,388
0.38%, 04/30/25	1,432	1,359,913
0.38%, 09/30/27	426	374,362
0.50%, 02/28/26	652	604,424
0.50%, 04/30/27	573	512,634
0.50%, 05/31/27	773	690,562
0.50%, 08/31/27	1,167	1,034,071
0.63%, 07/31/26	388	356,445
0.75%, 05/31/26	287	265,710
0.88%, 06/30/26	631	585,055
1.13%, 05/15/40	43	27,547
1.13%, 08/15/40	43	27,273
1.25%, 08/15/31	1,260	1,042,847
1.38%, 11/15/40	43	28,352
1.50%, 02/15/25	634	613,271
1.50%, 02/15/30	222	193,496
1.63%, 11/30/26	777	727,800
1.63%, 05/15/31	678	581,067
1.63%, 11/15/50	204	117,640
1.75%, 12/31/24	315	305,986
1.88%, 02/15/51	146	89,792
1.88%, 11/15/51	204	124,839
2.25%, 08/15/27	190	179,692
2.25%, 08/15/49	256	173,668
2.38%, 05/15/27	190	180,993
2.38%, 03/31/29	323	300,028
2.38%, 02/15/42	146	110,708

S C H E D U L E O F I N V E S T M E N T S	85

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Total Return ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Government Obligations (continued)
2.38%, 05/15/51	$322	$222,652
2.50%, 02/15/45	472	351,676
2.63%, 04/15/25	634	619,487
2.63%, 07/31/29	954	894,114
2.75%, 08/15/32	1,193	1,089,871
2.75%, 11/15/47	474	361,195
2.88%, 06/15/25	634	620,651
2.88%, 05/15/32	42	38,843
2.88%, 05/15/43	146	118,492
3.00%, 05/15/47	212	169,283
3.00%, 02/15/48	472	376,008
3.00%, 02/15/49	692	549,841
3.00%, 08/15/52	480	380,961
3.13%, 11/15/28	64	62,083
3.13%, 08/15/44	206	171,588
3.63%, 08/15/43	204	185,346
3.63%, 02/15/53	350	313,965
3.63%, 05/15/53	338	303,365
3.75%, 05/31/30	344	340,694
3.75%, 12/31/30	188	186,091
3.75%, 11/15/43	204	188,331
3.88%, 03/31/25	829	822,102
3.88%, 11/30/27	858	855,956
3.88%, 09/30/29	329	328,306
3.88%, 11/30/29	706	704,566
3.88%, 12/31/29	361	360,196
3.88%, 08/15/40	52	49,856
3.88%, 02/15/43	260	244,567
4.00%, 12/15/25	1,425	1,418,352
4.00%, 01/31/29	39	39,235
4.00%, 01/31/31	8	8,041
4.00%, 11/15/42	186	178,073
4.00%, 11/15/52	204	196,288
4.13%, 08/15/53	57	56,047
4.25%, 01/31/26	166	166,078
4.25%, 11/15/40	184	185,128
4.38%, 05/15/40	206	210,258
4.38%, 05/15/41	122	124,340
4.50%, 07/15/26	206	207,923
4.50%, 11/15/33	513	535,684
4.50%, 08/15/39	411	429,086
4.63%, 02/15/40	52	54,736
4.75%, 02/15/41	398	423,364
4.75%, 11/15/43	50	52,930
4.75%, 11/15/53	67	73,156
4.88%, 10/31/30	129	135,753

		27,294,505

Total U.S. Government & Agency Obligations — 68.4% (Cost: $55,710,386)		55,932,375

Total Long-Term Investments — 114.4% (Cost: $92,980,852)		93,609,223

Security	Shares	Value

Short-Term Securities

Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.32%(f)(g)	100,000	$100,000

Total Short-Term Securities — 0.1% (Cost: $100,000)		100,000

Total Investments Before TBA Sales Commitments — 114.5% (Cost: $93,080,852)		93,709,223

	Par (000)

TBA Sales Commitments(e)

Mortgage-Backed Securities — (2.9)%
Uniform Mortgage-Backed Securities
1.50%, 02/15/39	(4)	(3,497)
3.00%, 02/15/39	(3)	(2,825)
3.50%, 02/13/54	(200)	(182,015)
4.00%, 02/13/54	(179)	(167,132)
4.50%, 02/13/54	(884)	(854,648)
5.00%, 02/13/54	(547)	(539,835)
5.50%, 02/13/54	(619)	(620,762)

Total TBA Sales Commitments — (2.9)% (Proceeds: $(2,358,626))		(2,370,714)

Total Investments, Net of TBA Sales Commitments — 111.6% (Cost: $90,722,226)		91,338,509

Liabilities in Excess of Other Assets — (11.6)%		(9,525,649)

Net Assets — 100.0%		$81,812,860

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(e)	Represents or includes a TBA transaction.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.

86	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Total Return ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended January 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/12/23	(a)	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/24	Shares Held at 01/31/24	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares(b)	$—		$—		$(4,767)	(c)	$4,767	$—	$—	—	$81,561	(d)	$10
BlackRock Cash Funds: Treasury, SL Agency Shares	—		100,000	(c)	—		—	—	100,000	100,000	727		—

							$4,767	$—	$100,000		$82,288		$10

(a)	Commencement of operations.
(b)	As of period end, the entity is no longer held. (c) Represents net amount purchased (sold).
(d)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
10-Year Australian Treasury Bond	1	03/15/24	$76	$1,441
U.S. Long Bond	13	03/19/24	1,594	(9,350)
U.S. Ultra Bond	2	03/19/24	259	(864)
5-Year U.S. Treasury Note	29	03/28/24	3,145	9,278

				505

Short Contracts
30-Year Euro Buxl Bond	(1)	03/07/24	149	1,750
Euro BOBL	(2)	03/07/24	256	(715)
Euro Bund	(5)	03/07/24	734	(3,614)
10-Year Canadian Bond	(3)	03/19/24	272	241
10-Year U.S. Treasury Note	(16)	03/19/24	1,798	(6,275)
10-Year U.S. Ultra Bond	(8)	03/19/24	936	(10,528)
2-Year U.S. Treasury Note	(24)	03/28/24	4,936	(6,709)

				(25,850)

				$(25,345)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	91,553	EUR	84,000	Barclays Bank PLC	03/20/24	$594

USD	1,519,791	EUR	1,383,000	Morgan Stanley & Co. International PLC	03/20/24	22,213

						22,807

						$22,807

S C H E D U L E O F I N V E S T M E N T S	87

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Total Return ETF

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date	Termination Date		Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency

2.66%	Annual	6-mo. EURIBOR, 3.84%	Semi-Annual	N/A	12/15/33	EUR	120	$(863)	$2	$(865)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$12,710	$—	$12,710
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$22,807	$—	$—	$22,807

	$—	$—	$—	$22,807	$12,710	$—	$35,517

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$38,055	$—	$38,055
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	$—	$—	$—	$—	$865	$—	$865

	$—	$—	$—	$—	$38,920	$—	$38,920

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended January 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$204,676	$—	$—	$—	$204,676
Forward foreign currency exchange contracts	—	—	—	(1,646)	—	—	(1,646)
Swaps	—	—	—	—	13,083	—	13,083

	$—	$—	$204,676	$(1,646)	$13,083	$—	$216,113

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$(25,345)	$—	$(25,345)
Forward foreign currency exchange contracts	—	—	—	22,807	—	—	22,807
Swaps	—	—	—	—	(865)	—	(865)

	$—	$—	$—	$22,807	$(26,210)	$—	$(3,403)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$5,073,850
Average notional value of contracts — short	$9,080,661
Forward foreign currency exchange contracts:
Average amounts sold — in USD	$1,611,344
Interest rate swaps:
Average notional value — pays fixed rate	$129,684

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

88	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Total Return ETF

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Futures contracts	$12,710	$38,055
Forward foreign currency exchange contracts	22,807	—
Swaps - centrally cleared	—	865

Total derivative assets and liabilities in the Statement of Assets and Liabilities	35,517	38,920
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(12,710)	(38,920)

Total derivative assets and liabilities subject to an MNA	$22,807	$—

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under an MNA and net of the related collateral received by the Fund:

	Derivative Assets Subject to an MNA by	Derivatives Available		Non-Cash Collateral	Cash Collateral	Net Amount of Derivative
Counterparty	Counterparty	for Offset	(a)	Received	Received	Assets	(a)(b)

Barclays Bank PLC	$594	$—		$—	$—	$594
Morgan Stanley & Co. International PLC	22,213	—		—	—	22,213

	$22,807	$—		$—	$—	$22,807

(a)	Net amount represents the net amount receivable from the counterparty in the event of default.
(b)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$7,089,040	$—	$7,089,040
Collaterized Mortgage Obligations	—	7,429,807	—	7,429,807
Corporate Bonds & Notes	—	21,190,199	—	21,190,199
Foreign Government Obligations	—	1,440,439	—	1,440,439
Municipal Debt Obligations	—	527,363	—	527,363
U.S. Government & Agency Obligations	—	55,932,375	—	55,932,375
Short-Term Securities
Money Market Funds	100,000	—	—	100,000

Liabilities
Investments
TBA Sales Commitments	—	(2,370,714)	—	(2,370,714)

	$100,000	$91,238,509	$—	$91,338,509

Derivative Financial Instruments(a)
Assets
Foreign Currency Exchange Contracts	$—	$22,807	$—	$22,807
Interest Rate Contracts	12,710	—	—	12,710

S C H E D U L E O F I N V E S T M E N T S	89

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Total Return ETF

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Liabilities
Interest Rate Contracts	$(38,055)	$—	$—	$(38,055)

	$(25,345)	$22,807	$—	(3,403)

(a)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

90	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities (unaudited)

January 31, 2024

	BlackRock AAA CLO ETF	BlackRock Flexible Income ETF	BlackRock Floating Rate Loan ETF	BlackRock High Yield Muni Income Bond ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$80,034,694	$1,321,549,074	$24,318,187	$80,200,073
Investments, at value — affiliated(c)	2,330,000	245,216,645	4,129,734	1,153,527
Cash	10,078	101,512	136,775	—
Cash pledged:
Futures contracts	—	5,664,000	—	—
Centrally cleared swaps	—	318,000	—	—
Foreign currency, at value(d)	—	593,345	—	—
Receivables:
Investments sold	—	14,265	311,341	—
Securities lending income - affiliated	—	13,243	—	—
TBA sales commitment	—	32,955,715	—	—
Loans	—	—	49,696	—
Capital shares sold	—	41,825,263	2,613,228	—
Dividends - unaffiliated	—	20	—	—
Dividends - affiliated	7,146	107,301	3,531	11,105
Interest - unaffiliated	235,059	13,720,761	91,091	834,653
From custodian	—	5,007,330	—	—
Variation margin on centrally cleared swaps	—	27,570	—	—
Unrealized appreciation on:
Forward foreign currency exchange contracts	—	3,056,337	—	—
OTC swaps	—	2,781	—	—
Unfunded floating rate loan interests	—	—	23	—

Total assets	82,616,977	1,670,173,162	31,653,606	82,199,358

LIABILITIES
Bank overdraft	—	—	—	18
Collateral on securities loaned, at value	—	54,165,043	—	—
TBA sales commitments, at value(e)	—	32,978,469	—	—
Payables:
Investments purchased	—	223,339,528	5,510,989	483,076
Deferred foreign capital gain tax	—	6,188	—	—
Investment advisory fees	10,878	202,461	9,305	22,602
Proxy fees	3,510	4,171	2,180	3,343
Variation margin on futures contracts	—	182,500	—	—
Unrealized depreciation on:
Forward foreign currency exchange contracts	—	345,318	—	—
OTC swaps	—	10,480	—	—
Unfunded floating rate loan interests	—	—	11	—

Total liabilities	14,388	311,234,158	5,522,485	509,039

Commitments and contingent liabilities

NET ASSETS	$82,602,589	$1,358,939,004	$26,131,121	$81,690,319

NET ASSETS CONSIST OF:
Paid-in capital	$81,365,146	$1,345,518,264	$25,538,650	$84,086,588
Accumulated earnings (loss)	1,237,443	13,420,740	592,471	(2,396,269)

NET ASSETS	$82,602,589	$1,358,939,004	$26,131,121	$81,690,319

(a) Investments, at cost — unaffiliated	$79,298,581	$1,313,728,117	$23,995,877	$80,387,507
(b) Securities loaned, at value	$—	$52,853,075	$—	$—
(c) Investments, at cost — affiliated	$2,330,000	$244,024,810	$4,120,175	$1,153,438
(d) Foreign currency, at cost	$—	$595,629	$—	$—
(e) Proceeds from TBA sales commitments	$—	$32,955,715	$—	$—

F I N A N C I A L S T A T E M E N T S	91

Statements of Assets and Liabilities (unaudited) (continued)

January 31, 2024

	BlackRock AAA CLO ETF	BlackRock Flexible Income ETF	BlackRock Floating Rate Loan ETF	BlackRock High Yield Muni Income Bond ETF

Net asset value

Shares outstanding	$1,600,000	$26,000,000	$500,000	$3,700,000

Net asset value	$51.63	$52.27	$52.26	$22.08

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

See notes to financial statements.

92	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities (unaudited) (continued)

January 31, 2024

	BlackRock Intermediate Muni Income Bond ETF	BlackRock Short-Term California Muni Bond ETF	BlackRock Total Return ETF

ASSETS
Investments, at value — unaffiliated(a)	$23,463,851	$20,298,781	$93,609,223
Investments, at value — affiliated(b)	118,416	77,404	100,000
Cash	32	75	—
Cash pledged:
Futures contracts	—	—	112,000
Centrally cleared swaps	—	—	6,000
Foreign currency, at value(c)	—	—	511,782
Receivables:
Investments sold	—	—	954,948
TBA sales commitments(d)	—	—	2,358,626
Dividends — affiliated	1,142	17,838	38,118
Interest — unaffiliated	171,702	232,832	627,281
From custodian	—	—	31,231,374
Unrealized appreciation on forward foreign currency exchange contracts	—	—	22,807

Total assets	23,755,143	20,626,930	129,572,159

LIABILITIES
Bank overdraft	—	—	29,273,586
TBA sales commitments, at value	—	—	2,370,714
Payables:
Investments purchased	—	504,470	16,084,742
Investment advisory fees	5,312	3,023	25,459
Proxy fees	2,356	2,030	—
Variation margin on futures contracts	—	—	3,607
Variation margin on centrally cleared swaps	—	—	1,191

Total liabilities	7,668	509,523	47,759,299

Commitments and contingent liabilities

NET ASSETS	$23,747,475	$20,117,407	$81,812,860

NET ASSETS CONSIST OF
Paid-in capital	$24,529,346	$19,999,644	$80,270,116
Accumulated earnings (loss)	(781,871)	117,763	1,542,744

NET ASSETS	$23,747,475	$20,117,407	$81,812,860

NET ASSET VALUE
Shares outstanding	1,000,000	400,000	1,600,000

Net asset value	$23.75	$50.29	$51.13

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	None	None	None

(a) Investments, at cost — unaffiliated	$23,403,417	$20,235,685	$92,980,852

(b) Investments, at cost — affiliated	$118,412	$77,404	$100,000

(c) Foreign currency, at cost	$—	$—	$515,045

(d) Proceeds from TBA sales commitments	$—	$—	$2,358,626

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	93

Statements of Operations (unaudited)

Six Months Ended January 31, 2024

	BlackRock AAA CLO ETF	BlackRock Flexible Income ETF	BlackRock Floating Rate Loan ETF	BlackRock High Yield Muni Income Bond ETF

INVESTMENT INCOME
Dividends — affiliated	$38,091	$773,228	$26,478	$66,979
Interest — unaffiliated	1,862,893	8,150,931	1,003,027	1,425,873
Securities lending income — affiliated — net	—	17,963	—	—
Other income — unaffiliated	—	113	—	—
Foreign taxes withheld	—	(7,758)	—	—

Total investment income	1,900,984	8,934,477	1,029,505	1,492,852

EXPENSES
Investment advisory	54,568	723,567	62,611	134,936
Proxy fees	3,579	4,365	2,215	3,975
Commitment costs	101	—	—	91
Interest expense	—	14	—	—

Total expenses	58,248	727,946	64,826	139,002

Less:
Investment advisory fees waived	(643)	(176,282)	(6,044)	(34,173)

Total expenses after fees waived	57,605	551,664	58,782	104,829

Net investment income	1,843,379	8,382,813	970,723	1,388,023

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	78,533	372,907	52,978	(753,334)
Investments — affiliated	—	(118,269)	1,332	754
Capital gain distributions from underlying funds — affiliated	—	10	—	—
Forward foreign currency exchange contracts	—	(886,932)	—	—
Foreign currency transactions	—	550,466	—	—
Futures contracts	—	640,283	—	—
Swaps	—	(287,352)	—	—

	78,533	271,113	54,310	(752,580)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	506,446	6,967,179	38,208	1,721,725
Investments — affiliated	—	1,129,055	1,448	(257)
Forward foreign currency exchange contracts	—	2,869,313	—	—
Foreign currency translations	—	5,994	—	—
Futures contracts	—	(927,049)	—	—
Swaps	—	366,776	—	—
Unfunded floating rate loan interests	—	—	(319)	—

	506,446	10,411,268	39,337	1,721,468

Net realized and unrealized gain	584,979	10,682,381	93,647	968,888

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,428,358	$19,065,194	$1,064,370	$2,356,911

See notes to financial statements.

94	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations (unaudited) (continued)

Six Months Ended January 31, 2024

	BlackRock Intermediate Muni Income Bond ETF	BlackRock Short-Term California Muni Bond ETF	BlackRock Total Return ETF (a)

INVESTMENT INCOME
Dividends — affiliated	$5,179	$2,517	$82,288
Interest — unaffiliated	476,239	312,626	439,083

Total investment income	481,418	315,143	521,371

EXPENSES
Investment advisory	48,772	23,482	43,349
Proxy fees	2,407	2,048	—
Commitment costs	35	—	—
Interest expense	—	122	—

Total expenses	51,214	25,652	43,349

Less:
Investment advisory fees waived	(12,513)	(4,847)	(3,399)

Total expenses after fees waived	38,701	20,805	39,950

Net investment income	442,717	294,338	481,421

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(150,127)	(172)	402,953
Investments — affiliated	5	—	4,767
Capital gain distributions from underlying funds — affiliated	—	—	10
Forward foreign currency exchange contracts	—	—	(1,646)
Foreign currency transactions	—	—	818
Futures contracts	—	—	204,676
Swaps	—	—	13,083

	(150,122)	(172)	624,661

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	257,120	67,033	616,283
Investments — affiliated	(9)	—	—
Forward foreign currency exchange contracts	—	—	22,807
Foreign currency translations	—	—	(3,428)
Futures contracts	—	—	(25,345)
Swaps	—	—	(865)

	257,111	67,033	609,452

Net realized and unrealized gain	106,989	66,861	1,234,113

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$549,706	$361,199	$1,715,534

(a)	For the period from December 12, 2023 (commencement of operations) to January 31, 2024.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	95

Statements of Changes in Net Assets

	BlackRock AAA CLO ETF				BlackRock Flexible Income ETF
	Six Months Ended 01/31/24 (unaudited	)	Period From 01/10/23 to 07/31/23	(a)	Six Months Ended 01/31/24 (unaudited	)	Period From 05/19/23 to 07/31/23 (a)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,843,379		$1,057,700		$8,382,813		$935,494
Net realized gain (loss)	78,533		40,249		271,113		(94,132)
Net change in unrealized appreciation (depreciation)	506,446		229,667		10,411,268		756,968

Net increase in net assets resulting from operations	2,428,358		1,327,616		19,065,194		1,598,330

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(1,663,640	)(c)	(854,891)		(6,799,784	)(c)	(443,000)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	41,070,038		40,295,108		1,217,099,448		128,418,816

NET ASSETS
Total increase in net assets	41,834,756		40,767,833		1,229,364,858		129,574,146
Beginning of period	40,767,833		—		129,574,146		—

End of period	$82,602,589		$40,767,833		$1,358,939,004		$129,574,146

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.

See notes to financial statements.

96	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	BlackRock Floating Rate Loan ETF				BlackRock High Yield Muni Income Bond ETF
	Six Months Ended 01/31/24 (unaudited	)	Period From 10/04/22 to 07/31/23	(a)	Six Months Ended 01/31/24 (unaudited	)	Year Ended 07/31/23

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$970,723		$1,388,888		$1,388,023		$1,627,776
Net realized gain (loss)	54,310		53,438		(752,580)		(1,335,515)
Net change in unrealized appreciation (depreciation)	39,337		292,544		1,721,468		1,686

Net increase in net assets resulting from operations	1,064,370		1,734,870		2,356,911		293,947

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(975,733	)(c)	(1,231,036)		(1,267,763	)(c)	(1,488,950)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	5,239,445		20,299,205		20,014,722		34,490,784

NET ASSETS
Total increase in net assets	5,328,082		20,803,039		21,103,870		33,295,781
Beginning of period	20,803,039		—		60,586,449		27,290,668

End of period	$26,131,121		$20,803,039		$81,690,319		$60,586,449

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	97

Statements of Changes in Net Assets (continued)

	BlackRock Intermediate Muni Income Bond ETF			BlackRock Short-Term California Muni Bond ETF
	Six Months Ended 01/31/24 (unaudited)		Year Ended 07/31/23	Six Months Ended 01/31/24 (unaudited)		Period From 07/11/23 to 07/31/23 (a)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$442,717		$968,631	$294,338		$15,387
Net realized loss	(150,122)		(709,030)	(172)		(355)
Net change in unrealized appreciation (depreciation)	257,111		683,044	67,033		(3,937)

Net increase in net assets resulting from operations	549,706		942,645	361,199		11,095

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(448,836	)(c)	(946,808)	(254,531	)(c)	—

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(2,268,728)		(7,708,732)	2,490,894		17,508,750

NET ASSETS
Total increase (decrease) in net assets	(2,167,858)		(7,712,895)	2,597,562		17,519,845
Beginning of period	25,915,333		33,628,228	17,519,845		—

End of period	$23,747,475		$25,915,333	$20,117,407		$17,519,845

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.

See notes to financial statements.

98	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	BlackRock Total Return ETF
	Period From 12/12/23 to 01/31/24 (unaudited)	(a)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$481,421
Net realized gain	624,661
Net change in unrealized appreciation (depreciation)	609,452

Net increase in net assets resulting from operations	1,715,534

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(172,790)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	80,270,116

NET ASSETS
Total increase in net assets	81,812,860
Beginning of period	—

End of period	$81,812,860

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	99

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock AAA CLO ETF

	Six Months Ended		Period From
	01/31/24		01/10/23	(a)
	(unaudited)		to 07/31/23

Net asset value, beginning of period	$50.96		$50.01

Net investment income(b)	1.74		1.73
Net realized and unrealized gain(c)	0.56		0.60

Net increase from investment operations	2.30		2.33

Distributions from net investment income(d)	(1.63	)(e)		(1.38)

Net asset value, end of period	$51.63		$50.96

Total Return(f)
Based on net asset value	4.60	%(g)	4.73	%(g)

Ratios to Average Net Assets(h)
Total expenses	0.21	%(i)	0.20	%(i)

Total expenses after fees waived	0.20	%(i)	0.20	%(i)

Net investment income	6.76	%(i)	6.20	%(i)

Supplemental Data
Net assets, end of period (000)	$82,603		$40,768

Portfolio turnover rate(j)		16%		19%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Not annualized.
(h)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(i)	Annualized.
(j)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

100	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Flexible Income ETF

	Six Months Ended		Period From
	01/31/24		05/19/23	(a)
	(unaudited)		to 07/31/23

Net asset value, beginning of period	$50.81		$50.00

Net investment income(b)	1.49		0.54
Net realized and unrealized gain(c)	1.35		0.52

Net increase from investment operations	2.84		1.06

Distributions from net investment income(d)	(1.38	)(e)		(0.25)

Net asset value, end of period	$52.27		$50.81

Total Return(f)
Based on net asset value	5.70	%(g)	2.14	%(g)

Ratios to Average Net Assets(h)
Total expenses	0.50	%(i)	0.50	%(i)

Total expenses after fees waived	0.38	%(i)	0.37	%(i)

Net investment income	5.79	%(i)	5.39	%(i)

Supplemental Data
Net assets, end of period (000)	$1,358,939		$129,574

Portfolio turnover rate(j)(k)		65%		54%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Not annualized.
(h)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(i)	Annualized.
(j)	Includes mortgage dollar roll transactions (“MDRs”). Excluding MDRs, the portfolio turnover rate would have been 33%.
(k)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	101

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Floating Rate Loan ETF

	Six Months Ended		Period From
	01/31/24		10/04/22	(a)
	(unaudited)		to 07/31/23

Net asset value, beginning of period	$52.01		$50.37

Net investment income(b)	2.42		3.47
Net realized and unrealized gain(c)	0.27		1.25

Net increase from investment operations	2.69		4.72

Distributions from net investment income(d)	(2.44	)(e)		(3.08)

Net asset value, end of period	$52.26		$52.01

Total Return(f)
Based on net asset value	5.35	%(g)	9.62	%(g)

Ratios to Average Net Assets(h)
Total expenses	0.61	%(i)	0.60	%(i)

Total expenses after fees waived	0.55	%(i)	0.53	%(i)

Net investment income	9.31	%(i)	8.25	%(i)

Supplemental Data
Net assets, end of period (000)	$26,131		$20,803

Portfolio turnover rate(j)		10%		22%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Not annualized.
(h)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(i)	Annualized.
(j)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

102	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock High Yield Muni Income Bond ETF
	Six Months Ended 01/31/24 (unaudited)		Year Ended 07/31/23	Year Ended 07/31/22	Period From 03/16/21 to 07/31/21	(a)

Net asset value, beginning of period	$21.64		$22.74	$26.80	$25.00

Net investment income(b)	0.50		0.94	0.79	0.23
Net realized and unrealized gain (loss)(c)	0.44		(1.13)	(3.81)	1.70

Net increase (decrease) from investment operations	0.94		(0.19)	(3.02)	1.93

Distributions(d)
From net investment income	(0.50	)(e)	(0.91)	(0.81)	(0.13)
From net realized gain	—		—	(0.23)	—

Total distributions		(0.50)	(0.91)	(1.04)	(0.13)

Net asset value, end of period	$22.08		$21.64	$22.74	$26.80

Total Return(f)
Based on net asset value	4.48	%(g)	(0.71)%	(11.55)%	7.75	%(g)

Ratios to Average Net Assets(h)
Total expenses	0.46	%(i)	0.45%	0.45%	0.45	%(i)

Total expenses after fees waived	0.34	%(i)	0.33%	0.34%	0.32	%(i)

Net investment income	4.64	%(i)	4.39%	3.23%	2.31	%(i)

Supplemental Data
Net assets, end of period (000)	$81,690		$60,586	$27,291	$26,803

Portfolio turnover rate(j)		26%	30%	38%	20%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Not annualized.
(h)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(i)	Annualized.
(j)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	103

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Intermediate Muni Income Bond ETF

	Six Months Ended 01/31/24 (unaudited)		Year Ended 07/31/23	Year Ended 07/31/22	Period From 03/16/21 to 07/31/21	(a)

Net asset value, beginning of period	$23.56		$24.02	$25.74	$25.00

Net investment income(b)	0.42		0.67	0.34	0.09
Net realized and unrealized gain (loss)(c)	0.19		(0.45)	(1.67)	0.71

Net increase (decrease) from investment operations	0.61		0.22	(1.33)	0.80

Distributions(d)
From net investment income	(0.42	)(e)	(0.68)	(0.32)	(0.06)
From net realized gain	—		—	(0.07)	—

Total distributions		(0.42)	(0.68)	(0.39)	(0.06)

Net asset value, end of period	$23.75		$23.56	$24.02	$25.74

Total Return(f)
Based on net asset value	2.64	%(g)	0.97%	(5.21)%	3.22	%(g)

Ratios to Average Net Assets(h)
Total expenses	0.41	%(i)	0.40%	0.40%	0.40	%(i)

Total expenses after fees waived	0.31	%(i)	0.29%	0.30%	0.29	%(i)

Net investment income	3.64	%(i)	2.88%	1.36%	0.99	%(i)

Supplemental Data
Net assets, end of period (000)	$23,747		$25,915	$33,628	$25,735

Portfolio turnover rate(j)		28%	72%	30%	25%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Not annualized.
(h)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(i)	Annualized.
(j)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

104	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Short-Term California Muni Bond ETF

	Six Months Ended 01/31/24 (unaudited)		Period From 07/11/23 to 07/31/23	(a)

Net asset value, beginning of period	$50.06		$50.00

Net investment income(b)	0.79		0.04
Net realized and unrealized gain(c)	0.13		0.02

Net increase from investment operations	0.92		0.06

Distributions from net investment income(d)	(0.69	)(e)	—

Net asset value, end of period	$50.29		$50.06

Total Return(f)
Based on net asset value	1.88	%(g)	0.11	%(g)

Ratios to Average Net Assets(h)
Total expenses	0.26	%(i)	0.25%

Total expenses after fees waived	0.21	%(i)	0.19	%(i)

Net investment income	3.14	%(i)	1.60	%(i)

Supplemental Data
Net assets, end of period (000)	$20,117		$17,520

Portfolio turnover rate(j)		76%	68%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Not annualized.
(h)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds. (i) Annualized.
(j)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	105

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Total Return ETF

	Period From 12/12/23 to	(a)
	01/31/24(unaudited)

Net asset value, beginning of period	$50.00

Net investment income(b)	0.31
Net realized and unrealized gain(c)	0.93

Net increase from investment operations	1.24

Distributions from net investment income(d)		(0.11)

Net asset value, end of period	$51.13

Total Return(e)
Based on net asset value	2.48	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.39	%(h)

Total expenses after fees waived	0.36	%(h)

Net investment income	4.35	%(h)

Supplemental Data
Net assets, end of period (000)	$81,813

Portfolio turnover rate(i)(j)		75%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.
(j)	Includes mortgage dollar roll transactions (“MDRs”). Excluding MDRs, the portfolio turnover rate would have been 60%.

See notes to financial statements.

106	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

BlackRock ETF Trust II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

BlackRock ETF	Diversification Classification
AAA CLO	Non-diversified
Flexible Income	Non-diversified
Floating Rate Loan	Non-diversified
High Yield Muni Income Bond	Non-diversified
Intermediate Muni Income Bond	Non-diversified
Short-Term California Muni Bond	Non-diversified
Total Return(a)	Diversified

(a)	The Fund commenced operations on December 12, 2023.

The Funds, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, are included in a complex of funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Bank Overdraft: Certain Funds had outstanding cash disbursements exceeding deposited cash amounts at the custodian during the reporting period. The Funds are obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statements of Operations.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

N O T E S T O F I N A N C I A L S T A T E M E N T S	107

Notes to Financial Statements (unaudited) (continued)

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless BFA determines such method does not represent fair value.

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day may be valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the New York Stock Exchange (“NYSE”) based on that day’s prevailing forward exchange rate for the underlying currencies.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

108	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date, if there are expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction.

To mitigate counterparty risk, a fund enters into a two-way collateral agreement for TBA transactions with certain counterparties. Under such agreement, the “in-the-money” party of a TBA transaction may at any time require the other party to pledge collateral assets (in the form of cash or securities) to offset any loss the in-the-money party would incur upon cancellation of the TBA transaction. A party is in-the-money if they are the buyer and the market value of the TBA transaction increases or if they are the seller and the market value of the TBA transaction decreases. Cash collateral received from the counterparty may be reinvested in money market funds, including those managed by the Funds’ investment adviser, or its affiliates. Such collateral, if any, is noted in the Schedule of Investments and the obligation to return the collateral is presented as a liability in the Statements of Assets and Liabilities. Securities pledged as collateral by a fund, if any, are noted in the Schedule of Investments.

N O T E S T O F I N A N C I A L S T A T E M E N T S	109

Notes to Financial Statements (unaudited) (continued)

Mortgage Dollar Roll Transactions: Certain Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and a fund realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

BlackRock ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

Flexible Income
BMO Capital Markets Corp	$459,003	$(459,003)	$—		$—
BNP Paribas SA	344,918	(344,918)	—		—
BofA Securities, Inc.	2,739,789	(2,739,789)	—		—
Citadel Clearing LLC	74,130	(74,130)	—		—
Citigroup Global Markets, Inc.	38,515,153	(38,515,153)	—		—
Jefferies LLC	204,590	(204,590)	—		—
RBC Capital Markets LLC	9,031,073	(9,031,073)	—		—
Wells Fargo Bank N.A.	974,867	(974,867)	—		—
Wells Fargo Securities LLC	509,552	(509,552)	—		—

	$52,853,075	$(52,853,075)	$—		$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in

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Notes to Financial Statements (unaudited) (continued)

floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the Secured Overnight Financing Rate (“SOFR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Funds may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, a fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statements of Assets and Liabilities and Statements of Operations. As of period end, the Funds had the following unfunded floating rate loan interests:

Fund Name	Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
Floating Rate Loan	AI Aqua Merger Sub Inc.	$8,522	$8,522	$—	$(11)
	The Action Environmental Group Inc.	3,000	2,977	—	23

					$ 12

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded over-the-counter (“OTC”) and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a contract changes unfavorably due to movements in the value of the

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Notes to Financial Statements (unaudited) (continued)

referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities. A fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (“CCP”) and the CCP becomes the Fund’s counterparty on the swap. Each Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, each Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps on the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, each Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statements of Operations, including those at termination.

Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by a fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparty are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

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6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each of the following Funds, BFA will be paid a management fee from the Funds based on a percentage of each Fund’s average daily net assets as follows:

BlackRock ETF	Investment Advisory Fees
AAA CLO	0.20%
Flexible Income	0.50
Floating Rate Loan	0.60
High Yield Muni Income Bond	0.45
Intermediate Muni Income Bond	0.40
Short-Term California Muni Bond	0.25
Total Return	0.40

Expense Waivers: For the BlackRock Flexible Income ETF, BlackRock High Yield Muni Income Bond ETF and BlackRock Intermediate Muni Income Bond ETF, BFA has contractually agreed to waive 0.10% of the management fee through June 30, 2025. For the BlackRock Floating Rate Loan ETF and BlackRock Short-Term California Muni Bond ETF, BFA has contractually agreed to waive 0.05% of the management fee through June 30, 2026. For the BlackRock Total Return ETF, BFA has contractually agreed to waive 0.02% of the management fee through June 30, 2026. Each agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

These amounts are included in investment advisory fees waived in the Statements of Operations. For the six months ended January 31, 2024, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:

BlackRock ETF	Amounts Waived
Flexible Income	$144,713
Floating Rate Loan	5,218
High Yield Muni Income Bond	29,986
Intermediate Muni Income Bond	12,193
Short-Term California Muni Bond	4,696
Total Return	2,167

In addition, BFA has contractually agreed to waive a portion of its management fees to each Fund in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by each Fund in other equity and fixed-income mutual funds and ETFs advised by BFA or its affiliates through June 30, 2025. BFA has also contractually agreed to waive a portion of its management fees to each Fund by an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by each Fund in money market funds advised by BFA or its affiliates through June 30, 2025. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

These amounts are included in investment advisory fees waived in the Statements of Operations. For the six months ended January 31, 2024, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:

BlackRock ETF	Amounts Waived
AAA CLO	$643
Flexible Income	31,569
Floating Rate Loan	826
High Yield Muni Income Bond	4,187
Intermediate Muni Income Bond	320
Short-Term California Muni Bond	151
Total Return	1,232

Sub-Adviser: BFA has entered into separate sub-advisory agreements with BlackRock International Limited and BlackRock (Singapore) Limited (together the “Sub-Advisers”), both affiliates of BFA, under which BFA pays each of the Sub-Advisers for services it provides to BlackRock Flexible Income ETF and BlackRock Total Return ETF.

Distributor: BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

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Notes to Financial Statements (unaudited) (continued)

ETFServicing Fees: Each Fund has entered into an ETF Services Agreement with BRIL to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units (“ETF Services”). BRIL is entitled to a transaction fee from Authorized Participants on each creation or redemption order for the ETF Services provided. The Funds do not pay BRIL for ETF Services.

Prior to January 8, 2024 (date of conversion for BlackRock Floating Rate Loan ETF, BlackRock High Yield Muni Income Bond ETF and BlackRock Intermediate Muni Income Bond ETF), ETF Services were performed by State Street Bank and Trust Company.

Prior to January 22, 2024 (date of conversion for BlackRock AAA CLO ETF, BlackRock Flexible Income ETF, BlackRock Short-Term California Muni Bond ETF and BlackRock Total Return ETF), ETF Services were performed by State Street Bank and Trust Company.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. The Funds are responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Funds bear to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the BlackRock Fixed-Income Complex in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the six months ended January 31, 2024, the Fund paid BTC $5,257 for securities lending agent services.

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

7.	PURCHASES AND SALES

For the six months ended January 31, 2024, purchases and sales of investments, including mortgage dollar rolls and excluding short-term securities and in-kind transactions, were as follows:

	U.S. Government Securities		Other Securities

BlackRock ETF	Purchases	Sales	Purchases	Sales
AAA CLO	$—	$—	$49,061,923	$8,489,162
Flexible Income	252,209,394	175,924,415	1,242,100,137	84,237,869
Floating Rate Loan	—	—	6,900,851	2,057,646
High Yield Muni Income Bond	—	—	38,776,599	14,830,923
Intermediate Muni Income Bond	—	—	6,819,051	9,261,551
Short-Term California Muni Bond	—	—	9,717,448	9,755,000
Total Return	114,980,681	61,934,063	45,651,876	8,462,151

For the six months ended January 31, 2024, purchases and sales related to mortgage dollar rolls were as follows:

BlackRock ETF	Purchases	Sales
Flexible Income	$125,597,057	$125,515,758
Total Return	14,827,780	14,815,978

There were no in-kind transactions for the six months ended January 31, 2024.

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Notes to Financial Statements (unaudited) (continued)

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of January 31, 2024, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of July 31, 2023, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

BlackRock ETF	Non-Expiring Capital Loss Carryforwards
High Yield Muni Income Bond	$(1,787,276)
Intermediate Muni Income Bond	(757,111)
Short-Term California Muni Bond	(43)

As of January 31, 2024, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

BlackRock ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
AAA CLO	$81,628,581	$742,308	$(6,195)	$736,113
Flexible Income	1,557,763,908	15,610,354	(4,443,372)	11,166,982
Floating Rate Loan	28,116,753	450,875	(119,707)	331,168
High Yield Muni Income Bond	81,546,171	1,855,727	(2,048,298)	(192,571)
Intermediate Muni Income Bond	23,522,272	458,994	(398,999)	59,995
Short-Term California Muni Bond	20,313,401	68,119	(5,335)	62,784
Total Return	93,081,245	730,555	(118,068)	612,487

9.	LINE OF CREDIT

The Trust, on behalf of AAA CLO, Floating Rate Loan, High Yield Muni Income Bond and Intermediate Muni Income Bond, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Partcipating Funds, including AAA CLO, High Yield Muni Income Bond and Intermediate Muni Income Bond, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. With respect to Floating Rate Loan, of the aggregate $2.50 billion commitment amount, $750 million is specifically designated to the Fund and another participating Fund. The remaining $1.75 billion commitment is available to all Participating Funds, but Floating Rate Loan can borrow up to an additional $350 million in the aggregate of the remaining aggregate commitment, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily SOFR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum . The agreement expires in April 2024 unless extended or renewed. Floating Rate Loan paid an upfront commitment fee of 0.04% on new commitments of $250 million, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended January 31, 2024, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

Market Risk: Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

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Notes to Financial Statements (unaudited) (continued)

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

Valuation Risk: The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore each Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by each Fund, and each Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. Each Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

The Funds invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the the Funds invest.

Certain Funds invest a significant portion of their assets in issuers located in a single state or limited number of states, When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political or social conditions affecting that state or group of states could have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific states or U.S. territories are presented in the Schedule of Investments.

Certain Funds invest a significant portion of their assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

The Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will

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Notes to Financial Statements (unaudited) (continued)

decrease as interest rates rise and increase as interest rates fall. The Funds may be subject to a greater risk of rising interest rates due to the period of historically low interest rates that ended in March 2022. The Federal Reserve has recently raised the federal funds rate as part of its efforts to address inflation. There is a risk that interest rates will continue to rise, which will likely drive down the prices of bonds and other fixed-income securities, and could negatively impact the Funds’ performance.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The Funds may be exposed to financial instruments that recently transitioned from, or continue to be tied to the London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has ceased publishing all LIBOR settings, but some USD LIBOR settings will continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. SOFR has been used increasingly on a voluntary basis in new instruments and transactions. Under U.S. regulations that implement a statutory fallback mechanism to replace LIBOR, benchmark rates based on SOFR have replaced LIBOR in certain financial contracts. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Six Months Ended 01/31/24		Period Ended 07/31/23

BlackRock ETF	Shares	Amount	Shares	Amount

AAA CLO(a)
Shares sold	800,000	$41,070,038	800,000	$40,295,108

Flexible Income(b)
Shares sold	23,450,000	$1,217,099,448	2,550,000	$128,418,816

Floating Rate Loan(c)
Shares sold	100,000	$5,239,445	400,000	$20,299,205

	Six Months Ended 01/31/24		Year Ended 07/31/23

BlackRock ETF	Shares	Amount	Shares	Amount

High Yield Muni Income Bond
Shares sold	1,800,000	$38,598,316	1,600,000	$34,490,784
Shares redeemed	(900,000)	(18,583,594)	—	—

	900,000	$20,014,722	1,600,000	$34,490,784

Intermediate Muni Income Bond
Shares sold	100,000	$2,383,217	800,000	$18,308,144
Shares redeemed	(200,000)	(4,651,945)	(1,100,000)	(26,016,876)

	(100,000)	$(2,268,728)	(300,000)	$(7,708,732)

	Six Months Ended 01/31/24		Period Ended 07/31/23

BlackRock ETF	Shares	Amount	Shares	Amount

Short-Term California Muni Bond(d)
Shares sold	50,000	$2,490,894	350,000	$17,508,750

			Period Ended 01/31/24

BlackRock ETF			Shares	Amount

Total Return(e)
Shares sold			1,600,000	$80,270,116

(a)	The Fund commenced operations on January 10, 2023.
(b)	The Fund commenced operations on May 19, 2023.

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Notes to Financial Statements (unaudited) (continued)

(c)	The Fund commenced operations on October 4, 2022.
(d)	The Fund commenced operations on July 11, 2023.
(e)	The Fund commenced operations on December 12, 2023.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Authorized Participants purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator or BRIL, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Authorized Participants transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

As of January 31, 2024, shares owned by BlackRock Financial Management, Inc., an affiliate of the Funds, were as follows:

BlackRock ETF	Shares
BlackRock Flexible Income ETF	1,000,000
BlackRock Floating Rate Loan ETF	42,000
BlackRock Short-Term California Muni Bond ETF	80,000
BlackRock Total Return ETF	1,000,000

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

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Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock ETF Trust II (the “Trust”) met on November 14, 2023 (the “Meeting”) to consider the approval of the proposed investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of BlackRock Total Return ETF (the “Fund”) and BlackRock Fund Advisors (the “Manager”), the Fund’s investment advisor. The Board also considered the initial approval of the proposed sub-advisory agreements (the “Sub-Advisory Agreements”) between the Manager and (1) BlackRock International Limited (“BIL”), with respect to the Fund, and (2) BlackRock (Singapore) Limited (“BRS” and together with BIL, the “Sub-Advisors”), with respect to the Fund. The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

The Approval Process

Pursuant to the Investment Company Act of 1940 (the “1940 Act”), the Board is required to consider the initial approval of the Agreements. The Board Members who are not “interested persons” of the Fund, as defined in the 1940 Act, are considered independent Board Members (the “Independent Board Members”). In connection with this process, the Board assessed, among other things, the nature, extent and quality of the services to be provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services.

At the Meeting, the Board reviewed materials relating to its consideration of the Agreements. The Board considered all factors it believed relevant with respect to the Fund, including, among other factors: (a) the nature, extent and quality of the services to be provided by BlackRock; (b) the investment performance of BlackRock portfolio management; (c) the advisory fee and the estimated cost of the services to be provided and estimated profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) the sharing of potential economies of scale; (e) potential fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (f) other factors deemed relevant by the Board Members.

In considering approval of the Agreements, the Board met with the relevant investment advisory personnel from BlackRock and considered all information it deemed reasonably necessary to evaluate the terms of the Agreements. The Board received materials in advance of the Meeting relating to its consideration of the Agreements, including, among other things, (a) fees and estimated expense ratios of the Fund in comparison to the fees and expense ratios of a peer group of funds as determined by Broadridge Financial Solutions, Inc. (“Broadridge”) and other metrics, as applicable; (b) information on the composition of the peer group of funds and a description of Broadridge’s methodology; (c) information regarding BlackRock’s economic outlook for the Fund and its general investment outlook for the markets; (d) information regarding fees paid to service providers that are affiliates of BlackRock; and (e) information outlining the legal duties of the Board under the 1940 Act with respect to the consideration and approval of the Agreements. The Board also noted information received at prior Board meetings concerning compliance records and regulatory matters relating to BlackRock.

The Board also considered other matters it deemed important to the approval process, such as other payments to be made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services to be Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services to be provided by BlackRock, including the investment advisory services to be provided to the Fund. The Board received information concerning the investment philosophy and investment process to be used by BlackRock in managing the Fund, as well as a description of the capabilities, personnel and services of BlackRock. In connection with this review, the Board considered BlackRock’s in-house research capabilities as well as other resources available to its personnel. The Board considered the scope of the services to be provided by BlackRock to the Fund under the Agreements relative to services typically provided by third parties to other funds. The Board concluded that the scope of BlackRock’s services to be provided to the Fund was consistent with the Fund’s operational requirements, including, in addition to seeking to meet its investment objective, compliance with investment restrictions, tax and reporting requirements and related shareholder services.

The Board, including the Independent Board Members, also considered the quality of the administrative and other non-investment advisory services to be provided by BlackRock and its affiliates to the Fund. The Board received information regarding the procedures of BlackRock designed to fulfill its fiduciary duty to the Fund with respect to possible conflicts of interest, including BlackRock’s code of ethics (regulating the personal trading of BlackRock’s officers and employees), the procedures by which BlackRock allocates trades among its various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of BlackRock in these matters. The Board also noted information received at prior meetings of the boards of directors/trustees of other funds in the BlackRock Fixed-Income Complex concerning the standards of BlackRock and its affiliates with respect to the execution of portfolio transactions.

The Board considered, among other factors, with respect to BlackRock: the experience of investment personnel generally and the Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group (“RQA”). The Board considered BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services to be provided to the Fund. BlackRock and its affiliates will provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund, as applicable. In particular, BlackRock and its affiliates will provide

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Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

the Fund with certain administrative services, including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus, the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators and stock exchanges; (iv) overseeing and coordinating the activities of third-party service providers, including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans.

The Board noted that the engagement of the Sub-Advisors with respect to the Fund facilitates the provision of investment advice and trading by investment personnel out of non-U.S. jurisdictions. The Board considered that this arrangement provides additional flexibility to the portfolio management team, which may benefit the Fund and its shareholders.

B. The Investment Performance of the Fund and BlackRock

In their capacity as members of the boards of directors/trustees of other funds in the BlackRock Fixed-Income Complex, the Board, including the Independent Board Members, previously received and considered information about BlackRock’s investment performance for other funds. The Board, however, did not consider the performance history of the Fund because the Fund had not yet commenced operations as of the date of the Meeting.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services to be Provided and Estimated Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund

The Board, including the Independent Board Members, reviewed the Fund’s proposed contractual advisory fee rate, noting that the Agreements provide for a unitary fee structure that includes advisory and administration services. Under the unitary fee structure, the Fund will pay a single fee to BlackRock and BlackRock will pay all operating expenses of the Fund, except the advisory fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and extraordinary expenses. The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Broadridge peer group. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. In addition, the Board, including the Independent Board Members, considered the Fund’s estimated total net expense ratio, as well as its estimated actual management fee rate, compared to its Broadridge peer group. The estimated total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The estimated total expense ratio gives effect to any expense reimbursements or fee waivers. Additionally, the Board noted information received at prior meetings of the boards of directors/trustees of other funds in the BlackRock Fixed-Income Complex concerning the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts, and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time and resources, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the third quartile and the Fund’s estimated actual management fee rate and estimated total expenses would rank in the third quartile and second quartile, respectively, relative to the Fund’s expense peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board additionally noted that the breakpoints can, conversely, adjust the advisory fee rate upward as the size of the Fund decreases below certain contractually specified levels. The Board also noted that BlackRock has contractually agreed to waive a portion of the advisory fee payable by the Fund.

The Board previously received and reviewed statements relating to BlackRock’s financial condition in connection with their duties as trustees or directors of other funds in the BlackRock Fixed-Income Complex. As the Fund had not commenced operations as of the date of the Meeting, BlackRock was not able to provide the Board with specific information concerning the expected profits to be realized by BlackRock and its affiliates from their relationships with the Fund. BlackRock, however, will provide the Board with such information at future meetings.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase. The Board considered multiple factors, including the advisory fee rate and breakpoint structure, fee waivers, and expense caps, as applicable.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers

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Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

to the Fund, including for administrative, distribution, securities lending, ETF servicing and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

The Board noted the competitive nature of the ETF marketplace, and that shareholders are able to redeem or sell their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

In connection with its consideration of the Agreements, the Board noted that it considered information regarding BlackRock’s brokerage and soft dollar practices and received and reviewed reports from BlackRock and its affiliates at prior meetings of the boards of directors/trustees of other funds in the BlackRock Fixed-Income Complex which included information on brokerage commissions and trade execution practices.

Conclusion

The Board, including the Independent Board Members, unanimously approved the Advisory Agreement between the Manager and the Trust, on behalf of the Fund, for a two-year term beginning on the effective date of the Advisory Agreement, and the Sub-Advisory Agreements between BlackRock and the Sub-Advisors, with respect to the Fund, for a two-year term beginning on the effective date of the Sub-Advisory Agreements. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel throughout the deliberative process.

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Statement Regarding Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock ETF Trust II (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for BlackRock AAA CLO ETF, BlackRock Flexible Income ETF, BlackRock Floating Rate Loan ETF, BlackRock High Yield Muni Income Bond ETF, BlackRock Intermediate Muni Income Bond ETF and BlackRock Short-Term California Muni Bond ETF (the “Funds”), each a series of the Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Funds, met on November 14-15, 2023 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Fund Advisors (“BlackRock”), the investment adviser to each Fund, as the program administrator for each Fund’s Program. BlackRock also previously delegated oversight of the Program to the 40Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2022 through September 30, 2023 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the imposition of capital controls in certain countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a fund participated in borrowings for investment purposes (such as tender option bonds or reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a fund’s liquidity bucketing. A fund’s derivative exposure was also considered in such calculation.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size utilized for liquidity classifications. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered that exchange-traded funds (“ETFs”) that redeem in-kind generally do not hold more than de minimis amounts of cash, and that ETFs generally do not borrow. The Committee considered the terms of the credit facility committed to certain Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V, and BlackRock Floating Rate Loan ETF, a series of BlackRock ETF Trust II).

d)

The relationship between an ETF’s portfolio liquidity and the way in which, and the prices and spreads at which, ETF shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants. The Committee monitored the prevailing bid/ask spread and the ETF price premium (or discount) to NAV for all Funds and reviewed any persistent deviations from long-term averages.

e)

The effect of the composition of baskets on the overall liquidity of an ETF’s portfolio. In reviewing the linkage between the composition of custom baskets accepted by a Fund and any significant change in the liquidity profile of such Fund, the Committee reviewed changes in the proportion of each Fund’s portfolio comprised of less liquid and illiquid holdings to determine if applicable thresholds were met requiring enhanced review.

There were no material changes to the Program during the Program Reporting Period, other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

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Supplemental Information (unaudited)

Proxy Results

A Special Meeting of Shareholders was held on November 9, 2023 for shareholders of record on September 11, 2023, to elect a Board of Trustees of the Funds.

Shareholders elected the Trustees(a) as follows:

	Votes For	Votes Withheld

Lorenzo A. Flores	5,620,997	215,120
Stayce D. Harris	5,611,319	224,798
J. Phillip Holloman	5,594,849	241,268
Arthur P. Steinmetz	5,594,755	241,362

(a)	Denotes Trust-wide proposal and voting results.

Board Members whose term of office continued after the Special Meeting of Shareholders because they were not up for election are R. Glenn Hubbard, W. Carl Kester, Cynthia L. Egan, Frank J. Fabozzi, Catherine A. Lynch, Robert Fairbairn and John M. Perlowski. Frank J. Fabozzi’s term as a Board Member of the Funds ended on December 31, 2023.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

January 31, 2024

	Total Cumulative Distributions for the Fiscal Year-to-Date				% Breakdown of the Total Cumulative Distributions for the Fiscal Year-to-Date

BlackRock ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share

AAA CLO(a)	$1.622229	$—	$0.009207	$1.631436	99%	—%	1%		100%
Flexible Income(a)	1.235242	—	0.147141	1.382383	89	—	11		100
Floating Rate Loan(a)	2.412755	—	0.026577	2.439332	99	—	1		100
High Yield Muni Income Bond(a)	0.499334	—	0.000173	0.499507	100	—	0	(b)	100
Intermediate Muni Income Bond(a)	0.420559	—	0.000104	0.420663	100	—	0	(b)	100
Short-Term California Muni Bond(a)	0.690808	—	0.000405	0.691213	100	—	0	(b)	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will reduce the Fund’s net asset value per share.

(b)	Rounds to less than 1%.

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

S U P P L E M E N T A L I N F O R M A T I O N	123

Additional Information

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at 1-800-474-2737.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at ishares.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling 1-800-474-2737; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at blackrock.com.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

124	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information (continued)

Fund and Service Providers

Investment Adviser

BlackRock Fund Advisors

San Francisco, CA 94105

Sub-Adviser

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

BlackRock (Singapore) Limited

079912 Singapore

Administrator, Custodian and Transfer Agent

State Street Bank and Trust Company

Boston, MA, 02114

Distributor

BlackRock Investments, LLC(a)

New York, NY 10001

BlackRock Investments, LLC(b)

Princeton, NJ 08540

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania 19103

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

(a) For BINC, CALY and BRTR.

(b) For CLOA, BRLN, HYMU and INMU.

G E N E R A L I N F O R M A T I O N	125

Glossary of Terms Used in this Report

Portfolio Abbreviation

AGM	Assured Guaranty Municipal Corp.

AMBAC	Ambac Assurance Corp.

BAB	Build America Bond

BAM	Build America Mutual Assurance Co.

CLO	Collateralized Loan Obligation

CMT	Constant Maturity Treasury

COP	Certificates of Participation

EURIBOR	Euro Interbank Offered Rate

FHA	Federal Housing Administration

GO	General Obligation

GOL	General Obligation Limited

LIBOR	London Interbank Offered Rate

Portfolio Abbreviation (continued)

NPFGC	National Public Finance Guarantee Corp.

NVS	Non-Voting Shares

PIK	Payment-in-kind

PILOT	Payment in Lieu of Taxes

PR	Prerefunded

RB	Revenue Bond

REIT	Real Estate Investment Trust

SIFMA	Securities Industry and Financial Markets Associations

SOFR	Secured Overnight Financing Rate

SONIA	Sterling Overnight Interbank Average Rate

TA	Tax Allocation

TBA	To-Be-Announced

Currency Abbreviation

AUD	Australian Dollar

BRL	Brazilian Real

CLP	Chilean Peso

CNY	Chinese Yuan

COP	Colombian Peso

CZK	Czech Koruna

EUR	Euro

GBP	British Pound

HUF	Hungarian Forint

IDR	Indonesian Rupiah

INR	Indian Rupee

JPY	Japanese Yen

KRW	South Korean Won

MXN	Mexican Peso

MYR	Malaysian Ringgit

NOK	Norwegian Krone

PLN	Polish Zloty

RON	Romanian Leu

THB	Thai Baht

TWD	New Taiwan Dollar

USD	United States Dollar

ZAR	South African Rand

126	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

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Want to know more?

blackrock.com | 1-800-474-2737

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

INCETF-1/24-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Recovery of Erroneously Awarded Compensation – Not Applicable

Item 14 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock ETF Trust II

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock ETF Trust II

Date: March 22, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock ETF Trust II

Date: March 22, 2024

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock ETF Trust II

Date: March 22, 2024